ORRICK, HERRINGTON & SUTCLIFFE LLP
                                666 Fifth Avenue
                            New York, New York 10103




                                  June 9, 1997






Securities and Exchange Commission
450 Fifth Street, N.W.  Mail Stop 7-2
Washington, D.C.  20549


                  Re:  Residential Asset Securities Corporation
                  Registration Statement on Form S-3 relating to Mortgage and Manufactured Housing Contract Pass-Through Certificates



Ladies and Gentlemen:

                  On behalf of Residential Asset Securities Corporation (the "Company"), we have caused to be filed with you electronically under EDGAR, the captioned Registration Statement on Form S-3 (the "Registration Statement").

                  In addition, we have been advised that payment of the filing fee in the amount of $606,061 has been made to you by the Company.

                  The Company is filing the Registration Statement to provide for the issuance of pass-through certificates backed by mortgage loans, manufactured housing contracts and pass-through certificates issued or guaranteed by the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association.



NY1-212103.1

Securities and Exchange Commission
Page 2
June 9, 1997





                  If you should have any questions concerning the Registration Statement, please do not hesitate to call the undersigned at (212) 506-5213 or Katharine Crost at (212) 506- 5070.


                                        Very truly yours,

                                        /s/ Michael D. Maline

                                        Michael D. Maline


cc:      Paula Dubberly, Esq.
         Assistant Director
         Division of Corporation Finance
         Branch 11 (Mail Stop 7-2)

         Dominic Minore, Esq.
         Division of Corporation Finance
         Branch 11 (Mail Stop 7-2)




NY1-212103.1

(Address, including zip code, and telephone number, including area code, of registrant's principle executive offices)

                               William B. Acheson
                    Residential Asset Securities Corporation
                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000
     (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   Copies to:
                            Robert L. Schwartz, Esq.
                            GMAC Mortgage Group, Inc.
                            3031 West Grand Boulevard
                             Detroit, Michigan 48232
                           Steven S. Kudenholdt, Esq.

  Katharine I. Crost, Esq.              Paul D. Tvetenstrand, Esq.
Orrick, Herrington & Sutcliffe LLP        Thacher Proffitt & Wood
      666 Fifth Avenue                    Two World Trade Center
  New York, New York 10103               New York, New York 10048

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

     If any of the securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                 CALCULATION OF REGISTRATION FEE
===============================================================================================================================

                                      Amount to be      Proposed Maximum         Proposed Maximum              Amount of
Title of Securities to be Registered Registered(1)  Aggregate Price Per Unit Aggregate Offering Price      Registration Fee
-------------------------------------------------------------------------------------------------------------------------------

 Mortgage and Manufactured Housing
 Contract Pass-Through Certificates  $2,000,000,000          100%(2)            $2,000,000,000(2)              $606,061
        (Issuable in Series)
===============================================================================================================================


(1) $441,716,769.05 aggregate principal amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates registered by the Registrant under Registration Statement No. 33-56893 on Form S-3 referred to below and not previously sold are consolidated into this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under this Registration Statement as so consolidated as of the date of this filing is $2,441,716,769.05
(2)      Estimated solely for the purpose of calculating the registration fee.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

         Pursuant to Rule 429 of the General Rules and Regulations under the Securities Act of 1933, the prospectus that is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 33-56893 Form S-3 previously filed by the Registrant. This Registration Statement, which relates to $2,441,716,769.05 aggregate principal amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates, constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-56893 on Form S-3.

                                                 EXPLANATORY NOTE

         This Registration Statement includes (i) a basic prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage or Manufactured Housing Contract Pass-Through Certificates representing beneficial ownership interests in a trust fund consisting primarily of mortgage loans or manufactured housing contracts ("Version I-A") and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates representing beneficial ownership interests in a trust fund consisting primarily of pass-through certificates issued by the Government National Mortgage Association ("Version I-B").

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
 SUBJECT TO COMPLETION, DATED JUNE 9, 1997
Prospectus Supplement                                       Version I-A
(to Prospectus dated _______ __, 199_)

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

[Name of [Master] Servicer[s]]
[Master] Servicer

[Mortgage][Manufactured Housing Contract] Pass-Through Certificates, Series [199_-_]

$_____  ____%  Class A-1 Certificates  $        Variable Rate (2)  Class A-5Cert
$_____  ____%  Class A-2 Certificates  $__________  ____% Class R Certificates
$_____  0% (1) Class A-4 Certificates  $__________  ____% Class M Certificates
-------
(1) The Class A-4 Certificates will be Principal Only Certificates and will not be entitled to received distributions of interest.
(2) Based on the Notional Amount (as described herein under "Description of the Offered Certificates--Interest Distributions"). The Class A-5 Certificates will be Stripped Interests Certificates and will not be entitled to receive distributions of principal. ----------------------

The Series [199_-_] [Mortgage] [Manufactured Housing Contract] Pass-Through Certificates (the "Certificates") will include (i) six classes of senior certificates (collectively, the "Senior Certificates"): Class A-1, Class A-2, Class A-3 (the "Accrual Certificates"), Class A-4 (the "Principal Only Certificates"), Class A-5 (the "Stripped Interests Certificates") and Class R (the "Residual Certificates"); and (ii) two classes of subordinate certificates: the Class M Certificates and the Class B Certificates (collectively, the "Subordinate Certificates"). Only the Senior Certificates (other than the Accrual Certificates) and the Class M Certificates (collectively, the "Offered Certificates") are being offered hereby. See "Index of Principal Definitions" in the Prospectus for meanings of capitalized terms and acronyms not otherwise defined herein.
                          (continued on following page)
                                                    ----------------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE [MASTER] SERVICER[S], GMAC MORTGAGE OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING [MORTGAGE LOANS] [CONTRACTS] ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY [(EXCEPT IN THE CASE OF FHA [LOANS] [CONTRACTS], AND VA [LOANS] [CONTRACTS])] OR BY THE COMPANY, THE [MASTER] SERVICER[S], GMAC MORTGAGE OR ANY OF THEIR AFFILIATES. ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

For  a  discussion  of  significant   matters   affecting   investments  in  the
Certificates, see "Risk Factors" [commencing on page S-18 herein and] commencing in the Prospectus on page [__].
                                                    ----------------------

___________________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates (other than the Residual Certificates and Class M Certificates), but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The Offered Certificates will not be listed on any securities exchange.

The Offered Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public, directly or through dealers, in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Offered Certificates will be equal to ____% of the initial aggregate principal balance of the Offered Certificates, plus accrued interest thereon from __________ 1, 19__ (the "Cut-off Date"), net of any expenses payable by the Company to the Underwriter and any dealer. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Offered Certificates will be made on or about __________, 199_ [at the office of ________________________________________] [through the facilities of The
Depository Trust Company] against payment therefor in immediately available funds.

[The Principal Only Certificates, Stripped Interests Certificates, Residual Certificates and Class M Certificates may be offered by the Company from time to time to the public, either directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices to be determined at the time of sale[, except that a de minimis portion of the Residual Certificate will be held by Residential Funding and such portion is not offered hereby]. [Proceeds to the Company from the sale of the Principal Only Certificates, Stripped Interest Certificates, Residual Certificates or Class M Certificates will be equal to the purchase price paid by the purchaser thereof, net of any expenses payable by the Company and any compensation payable to any underwriter or agent.]

[Name of Underwriter]
The date of this Prospectus Supplement is _________ __, 199_.

(continued from previous page)

It is a condition to the issuance of the Offered Certificates that the Senior Certificates and the Class M Certificates be rated "___" and "___",
respectively,   by   ____________   and  "___"  and  "___",   respectively,   by
____________.

The Senior Certificates in the aggregate and the Class M Certificates will evidence initial undivided interests of approximately ____% and ____%, respectively, in a trust fund (the "Trust Fund") consisting primarily of a pool of [[fixed] [adjustable] rate [conventional] [FHA-insured] [VA-guaranteed] one- to four-family, [first] [second] [junior] lien mortgage loans (the "Mortgage Loans")][manufactured housing conditional sales contracts and installment loan agreements (the "Contracts")] to be deposited by Residential Asset Securities Corporation (the "Company") into the Trust Fund. See "Description of the Trust Fund" herein. As described herein and in the Prospectus, the rights of the holders of the Class M Certificates and the Class B Certificates to receive distributions with respect to the [Mortgage Loans] [Contracts] will be subordinate to the rights of the holders of the Senior Certificates; in addition, the rights of the holders of the Class B Certificates to receive distributions with respect to the [Mortgage Loans] [Contracts] will be subordinate to the rights of the holders of the Class M Certificates. See "Description of the Offered Certificates--Allocation of Losses; Subordination" herein.

As described herein, a REMIC election will be made in connection with the Trust Fund for federal income tax purposes. Each class of Offered Certificates (other than the Residual Certificates) will constitute "regular interests" and the Residual Certificates will constitute "residual interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

Distributions on the Offered Certificates will be made on the 25th day of each month (or, if such day is not a business day, the next business day), commencing on __________, 199_. As described herein under "Description of the Offered
Certificates--Interest Distributions," interest distributions on the Offered Certificates will be based on the Certificate Principal Balance or the Notional Amount thereof and the then-applicable Pass-Through Rate thereof, which will be variable for the Stripped Interests Certificates and fixed for all other classes of Certificates. Distributions in respect of principal will be allocated among the various classes of the Offered Certificates as described herein under "Description of the Offered Certificates--Principal Distributions on the Senior Certificates" and "-- Principal Distributions on the Class M Certificates."

The yield to maturity on the Offered Certificates will depend on the rate of payment of principal (including prepayments, defaults and liquidations) on the [Mortgage Loans] [Contracts]. The yield to maturity on the Class M Certificates will be extremely sensitive to losses due to defaults on the [Mortgage Loans] [Contracts] (and the timing thereof), to the extent losses are not covered by the Class B Certificates. The yield to investors on the Offered Certificates will be adversely affected by any shortfalls in interest collected on the [Mortgage Loans] [Contracts] due to prepayments, liquidations or otherwise. Shortfalls in interest collected on the [Mortgage Loans] [Contracts] due to prepayments in full will be offset by the [Master] Servicer[s] to the extent described herein under "Description of the Offered Certificates--Interest Distributions." The yield to investors on the Stripped Interests Certificates will be [extremely] sensitive to the rate and timing of principal payments (including prepayments, defaults and liquidations) on the [Mortgage Loans] [Contracts], which rate may fluctuate significantly over time. A rapid rate of principal payments on the [Mortgage Loans] [Contracts] could result in the failure of investors in the Stripped Interests Certificates to recover their initial investments. Because amounts payable with respect to the Principal Only Certificates are derived only from principal payments on the [Mortgage Loans] [Contracts] with Net Mortgage Rates that are lower than ____%, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal on such [Mortgage Loans] [Contracts]. See "Summary--Special Prepayment Considerations" and "--Special Yield Considerations," and "Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.
                                              ----------------------

THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED __________ __, 199_, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING NOT CONTAINED HEREIN AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                                              ----------------------

UNTIL [_____ __, 199_ (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT)], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS. ----------------------

[IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET, SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

                                                               SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "Index of Principal Definitions" in the Prospectus.

Company.................................................    Residential    Asset
     Securities Corporation, a corporation organized under the laws of the State of Delaware, an affiliate of Residential Funding, which is an indirect wholly-owned subsidiary of GMAC Mortgage. See "The Company" in the Prospectus.

[Master]  Servicer[s]....................................  [Residential  Funding
     (the "Master Servicer")] [__________, a __________, organized under the laws of __________ (the "Servicer[s]")]. See "Pooling and Servicing Agreement--The [Master] Servicer[s]" herein [and "Residential Funding Corporation" in the Prospectus.]

Trustee.................................................  ,  a  [national  bank]
     [[state bank] [trust company] ------------------ organized under the laws of __________] (the "Trustee"). See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

Cut-off  Date............................................  ____________  1, 199_
     (the "Cut-off Date").

Delivery Date...   On or about ____________, 19__ (the "Delivery Date").

Distribution  Date.......................................  The  25th day of each month (or, if such day is not a business day, the next business day), beginning on ________ __, 199_, (each, a "Distribution Date").

The  [Mortgage] [Contract]  Pool..........................  The Certificates, in
     the aggregate, will evidence the entire beneficial interest in the Trust Fund which consists of the Mortgage Collateral with an aggregate principal balance of $__________. [____% of the Mortgage Loans are secured by junior liens, and ____% of the Mortgage Loans are secured by first liens.] The Mortgage Collateral will be conveyed to the Trust Fund by the Company pursuant to the Pooling and Servicing Agreement (as defined herein). The [Mortgage Loans] [Contracts] are [fixed] [adjustable] rate [conventional] [FHA- insured] [VA-guaranteed] [fully amortizing] [balloon] loans. [The Mortgage Loans are ARM Loans (as described in the Prospectus under "The Trust Fund--The Mortgage Loans") with Mortgage Rates based on __________ (the "Index").]

 ......................................................The  Mortgaged  Properties
     have individual principal balances at origination of at least $__________, but not more than $__________, with an average principal balance at origination of approximately $__________. The [Mortgage Loans] [Contracts] have terms to maturity from the date of origination or modification of not more than ____ years, and a weighted
                                                                S-3
                                                        average  remaining  term
                                                        to      maturity      of
                                                        approximately       ____
                                                        months as of the Cut-off
                                                        Date.    The   [Mortgage
                                                        Loans]  [Contracts] will
                                                        bear     interest     at
                                                        Mortgage    Rates   that
                                                        ranged of from  ____% to
                                                        ____%  per  annum  as of
                                                        the Cut-off Date, with a
                                                        weighted         average
                                                        Mortgage     Rate     of
                                                        approximately  ____% per
                                                        annum as of the  Cut-off
                                                        Date.     [Approximately
                                                        ____%  of the  [Mortgage
                                                        Loans]  [Contracts] will
                                                        be  refinance  [Mortgage
                                                        Loans] [Contracts].] The
                                                        [Mortgage         Loans]
                                                        [Contracts]         were
                                                        purchased     by     the
                                                        Company[,        through
                                                        [Residential    Funding]
                                                        [affiliates,]]      from
                                                        [____            sellers
                                                        unaffiliated   with  the
                                                        Company] [GMAC Mortgage,
                                                        an  indirect  parent  of
                                                        the  Company,   and  its
                                                        affiliates].
                                                        [[All][____%]   of   the
                                                        [Mortgage   Loans]  were
                                                        purchased by the Company
                                                        indirectly       through
                                                        [Residential
                                                        Funding][affiliates],
                                                        from    [___    sellers]
                                                        [_______]   ([each,   a]
                                                        [the]          "Mortgage
                                                        Collateral      Seller")
                                                        under    the    AlterNet
                                                        Mortgage        Program.
                                                        [INSERT            OTHER
                                                        CHARACTERISTICS       AS
                                                        APPROPRIATE]         See
                                                        "Description    of   the
                                                        [Mortgage]    [Contract]
                                                        Pool"  herein  and  "The
                                                        Trust   Funds"   in  the
                                                        Prospectus.

The  Offered     Certificates................................     The     Senior
     Certificates in the aggregate and the Class M Certificates will evidence initial undivided interests of approximately ____% and ____%, respectively, in the Trust Fund. The Offered Certificates will have the following Pass-Through Rates and Certificate Principal Balances as of the Cut-off
     Date:

  Class A-1 Certificates    ____%                  $_______   Senior
  Class A-2 Certificates    ____%                  $_______   Senior
  Class A-4 Certificates        0%                 $_______Principal Only
  Class A-5 Certificates ariable Rate              $      0Stripped Interests
  Class R Certificates      ____%                  $_______  Residual
  Class M Certificates      ____%                  $_______  Mezzanine


[Certificate     Registration...............................      The     Senior
     Certificates, (other than the [Principal Only, Stripped Interests and Residual Certificates]) will be represented by one or more certificates registered in the name of Cede & Co., as nominee of DTC. No person acquiring an interest in the Senior Certificates, (other than the [Principal Only, Stripped Interests and Residual Certificates]) will be entitled to receive a Certificate of such class in fully registered, certificated form except under the limited circumstances described in the Prospectus under "Description of the Certificates--Form of Certificates." The [Principal Only, Stripped Interests, Residual and Class M Certificates] will be offered in fully registered, certificated form. See "Description of the Certificates--Form of Certificates" in the Prospectus.]


Pass-Through Rates on the Offered Certificates.............................. The
     Pass-Through Rates on all classes of the Offered Certificates (other than the Principal Only Certificates, which are not entitled to distributions of interest, and the Stripped Interests Certificates) [will be fixed and] are set forth on the cover hereof.

 ......................................................On each Distribution Date, the Pass-Through Rate on the Stripped Interests Certificates will equal the weighted average of the Pool Strip Rates on each [Mortgage Loan] [Contract] with a Net Mortgage Rate in excess of ____% per annum. The Pool Strip Rates on the [Mortgage Loans] [Contracts] range from ____% to ____% per annum. The initial Pass-Through Rate on the Stripped Interests Certificates is approximately ____% per annum. The Stripped Interests Certificates have no
     Certificate   Principal   Balance   and  will   accrue   interest   at  the
     then-applicable  Pass-Through  Rate on the Notional  Amount.  The "Notional
     Amount"  of  the  Stripped  Interests   Certificates  as  of  any  date  of
     determination will be equal to the aggregate Certificate Principal Balance of the Certificates of all classes as of such date.

 ...................................................... [The Pass-Through Rate on
     the Offered Certificates on the first Distribution Date will be [______]% per annum, and is expected to change thereafter because the weighted average of the Net Mortgage Rates is expected to change for succeeding Distribution Dates.]

 ......................................................See  "Description  of  the
     Offered Certificates--Interest Distributions" herein.

The  Class   B   Certificates................................    The   Class   B
     Certificates have an aggregate initial Certificate Principal Balance of approximately $__________, evidencing an initial undivided interest of approximately ____% in the Trust Fund, and a Pass-Through Rate of ____% per annum. The Class B Certificates are not being offered hereby. [The Company expects that the Class B Certificates will be privately placed directly or indirectly with one or more institutional investors.]

Accrual     Certificates....................................     The     Accrual
     Certificates have an initial Certificate Principal Balance of $___________ and a Pass-Through Rate equal to ____% per annum. The Accrual Certificates are not being offered hereby.

Interest  Distributions..................................  Holders of each class of Offered Certificates (the "Certificateholders") (other than the holders of the Principal Only Certificates) will be entitled to receive distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date in the manner and priority set forth herein.

  ......................................................With   respect   to  any
                                                        Distribution       Date,
                                                        "Accrued     Certificate
                                                        Interest"  will be equal
                                                        to (a) in  the  case  of
                                                        each  class  of  Offered
                                                        Certificates (other than
                                                        the    Principal    Only
                                                        Certificates   and   the
                                                        Stripped       Interests
                                                        Certificates),       one
                                                        month's interest accrued
                                                        on    the    Certificate
                                                        Principal   Balance   of
                                                        such   class,   at   the
                                                        Pass-Through   Rate   on
                                                        such  class,  and (b) in
                                                        the case of the Stripped
                                                        Interests  Certificates,
                                                        one   month's   interest
                                                        accrued on the  Notional
                                                        Amount  thereof  at  the
                                                        Pass-Through   Rate   on
                                                        such   class   for  such
                                                        Distribution   Date;  in
                                                        each   case   less   any
                                                        interest  shortfalls not
                                                        covered  with respect to
                                                        such       class      by
                                                        Subordination

                                                        (as  defined  herein) or
                                                        by     the      [Master]
                                                        Servicer[s]          (as
                                                        described        below),
                                                        including any Prepayment
                                                        Interest  Shortfall  (as
                                                        defined herein),  to the
                                                        extent allocated thereto
                                                        for  such   Distribution
                                                        Date. The Principal Only
                                                        Certificates   are   not
                                                        entitled  to receive any
                                                        distribution          of
                                                        interest.

 .See "Description of the Offered Certificates--Interest
  Distributions" herein.

Principal  Distributions.................................  Holders of the Senior
     Certificates (other than the Principal Only Certificates and Stripped Interest Certificates) will be entitled to receive a distribution of principal on each Distribution Date, in the manner and priority set forth herein, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Principal Only Distribution Amount (each as defined herein) are distributed. Holders of the Principal Only Certificates will be entitled to receive a distribution of principal on each Distribution Date, in the manner and priority set forth herein, to the extent of the excess of the Available Distribution Amount over the Senior Interest Distribution Amount.

  ......................................................Holders  of the  Class M
                                                        Certificates   will   be
                                                        entitled  to  receive  a
                                                        distribution          of
                                                        principal     on    each
                                                        Distribution   Date,  in
                                                        the manner and  priority
                                                        set forth herein, to the
                                                        extent of the portion of
                                                        the            Available
                                                        Distribution      Amount
                                                        remaining    after   (i)
                                                        distributions in respect
                                                        of     interest      and
                                                        principal to the holders
                                                        of      the       Senior
                                                        Certificates,       (ii)
                                                        reimbursements       for
                                                        certain  Advances to the
                                                        [Master]    Servicer[s],
                                                        and (iii)  distributions
                                                        in respect  of  interest
                                                        to  the  holders  of the
                                                        Class M Certificates.

 The Stripped Interests Certificates will not receive any principal distributions.

 See "Description of the Offered Certificates--Principal
 Distributions on the Senior Certificates" and "--Principal
 Distributions on the Class M Certificates" herein.

[Advances...............................................       The      [Master]
     Servicer[s] [is] [are] required to make Advances in respect of delinquent payments of principal and interest on the [Mortgage Loans] [Contracts] subject to the limitations described herein. See "Description of the Offered Certificates--Advances" herein.]


Allocation  of   Losses;   Subordination....................   Subject   to  the
     limitations set forth below, Realized Losses (as defined herein) on the [Mortgage Loans] [Contracts] will be allocated as follows: first, to the Class B Certificates; second, to the Class M Certificates until, in each case, the Certificate Principal Balance of each such class has been reduced to zero; and thereafter, if any such Realized Loss is on Discount Mortgage Collateral, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Loss, and the remainder of such Realized Losses and the entire amount of such Realized Losses
                                                                S-6
on Non-Discount Mortgage Collateral to the remaining classes of Senior Certificates on a pro rata basis, as described herein under "Description of the Offered Certificates--Allocation of Losses; Subordination." The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to the Class M Certificates by the Class B Certificates will cover Realized Losses on the [Mortgage Loans] [Contracts] that are Defaulted Mortgage Losses, Fraud Losses, Bankruptcy Losses and Special Hazard Losses up to the limits set forth below. The aggregate amounts of Realized Losses which may be allocated by means of Subordination to cover Fraud Losses, Bankruptcy Losses and Special Hazard Losses Defaulted Mortgage Losses, are initially limited to $[_________], $[________] and
$[_________], respectively.] [All of the foregoing amounts are subject to periodic reduction as described herein under "Description of the Offered Certificates--Allocation of Losses; Subordination" and may be further reduced.]
     ......................................................If   the  Certificate
          Principal Balances of the Class B Certificates and Class M Certificates are reduced to zero, all additional losses (including, without limitation, all Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses) will be allocated among the Senior Certificates pro rata, as more fully described herein. See "Description of the Offered Certificates--Allocation of Losses; Subordination."
  ......................................................In addition, any Special
                                                        Hazard   Losses,   Fraud
                                                        Losses  and   Bankruptcy
                                                        Losses  in excess of the
                                                        respective   amounts  of
                                                        coverage   therefor  and
                                                        any Extraordinary Losses
                                                        on    any    items    of
                                                        Non-Discount    Mortgage
                                                        Collateral    will    be
                                                        allocated  on a pro rata
                                                        basis  among the  Senior
                                                        Certificates (other than
                                                        the    Principal    Only
                                                        Certificates),  Class  M
                                                        Certificates and Class B
                                                        Certificates.        The
                                                        principal   portion   of
                                                        such  losses on items of
                                                        Discount        Mortgage
                                                        Collateral    will    be
                                                        allocated     to     the
                                                        Principal           Only
                                                        Certificates    in    an
                                                        amount   equal   to  the
                                                        related         Discount
                                                        Fraction  thereof,   and
                                                        the  remainder  of  such
                                                        losses    on    Discount
                                                        Mortgage Collateral will
                                                        be  allocated  among the
                                                        remaining   Certificates
                                                        on a pro  rata  basis as
                                                        described   above.   See
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Allocation
                                                        of               Losses;
                                                        Subordination" herein.

 ......................................................Neither     the    Offered
     Certificates nor the [Mortgage Loans] [Contracts] are insured or guaranteed by any governmental agency or instrumentality [(except in the case of [FHA] [VA] [Loans [Contracts])] or by the Company, the [Master] Servicer[s], GMAC Mortgage or any affiliate thereof. See "Risk Factors--Limited Obligations" in the Prospectus.
[Optional  Termination...................................  At its option, on any
     Distribution Date when the aggregate principal balance of the [Mortgage Loans] [Contracts] is less than ___% of the aggregate principal balance of the [Mortgage Loans] [Contracts] as of the Cut-off Date, the [Master] Servicer[s] or the Company may (i) purchase all remaining Mortgage Collateral
                                                                S-7
 from the Trust Fund and other assets thereof, and thereby effect early retirement of the Certificates or (ii) purchase in whole, but not in part, the Certificates. See "The Pooling and Servicing Agreement--Termination" herein and "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus.]

Special Prepayment  Considerations.......................  The rate of principal payments on the Offered Certificates, collectively, will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Collateral. As is the case with mortgage-backed securities generally, the Offered Certificates are subject to substantial inherent cash-flow uncertainties because any of the [Mortgage Loans] [Contracts] may be prepaid at any time. Generally, when prevailing mortgage interest rates are increasing, prepayment rates on [mortgage loans] [manufactured housing contracts] tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing mortgage interest rates are declining, prepayment rates on [mortgage loans] [manufactured housing contracts] tend to increase, resulting in a greater return of principal to investors at a time when reinvestment at comparable yields may not be possible. See "Certain Yield and Prepayment Considerations--General" herein.

 ......................................................[Certain      types     of
     [Mortgage   Loans]   [Contracts]   included   in  the  [Trust   Fund]  have
     characteristics that may make them more likely to default than other [mortgage loans] [manufactured housing contracts]. [Since a [significant portion] of the Mortgage Loans are secured by junior deeds of trust or mortgages subordinate to the rights of the lenders under the related senior deeds of trust or mortgages, a decline in real estate values would adversely affect the position of the Trust Fund as a junior lender before having such an effect on that of the related senior lender. A primary risk to holders of Junior Mortgage Loans is the possibility that adequate funds will not be received in connection with a foreclosure of any related senior lien to satisfy fully any such senior liens and the Junior Mortgage Loan. [CHARACTERISTICS OF MORTGAGE COLLATERAL THAT MAY POSE INCREASED RISKS OF DEFAULT TO BE INSERTED AS NECESSARY.] [Such [Mortgage Loans] [Contracts] pose a greater risk of default and liquidation than might otherwise be expected by investors in the Certificates. See "Risk Factors" herein.]

 ......................................................The     multiple     class
     structure  of  the  Offered  Certificates  results  in  the  allocation  of
     prepayments   among   certain   classes  as  follows  [TO  BE  INCLUDED  AS
     APPROPRIATE]:

 ......................................................[Sequentially       paying
     classes: [All] classes of the Senior Certificates are subject to various priorities for payment of principal as described herein under "Description
     of  the  Offered   Certificates--Principal   Distributions  on  the  Senior
     Certificates.
                                                                S-8

                                                        Distributions on classes
                                                        having    an     earlier
                                                        priority of payment will
                                                        be immediately  affected
                                                        by    the     rate    of
                                                        prepayment     of    the
                                                        [Mortgage         Loans]
                                                        [Contracts] early in the
                                                        life  of the  [Mortgage]
                                                        [Contract]         Pool.
                                                        Distributions on classes
                                                        with a later priority of
                                                        payment   will   not  be
                                                        directly affected by the
                                                        rate of prepayment until
                                                        such  time as  principal
                                                        is distributable on such
                                                        classes;   however,  the
                                                        timing  of  commencement
                                                        of             principal
                                                        distributions   and  the
                                                        weighted  average  lives
                                                        of such  classes will be
                                                        affected  by the rate of
                                                        prepayment   experienced
                                                        both  before  and  after
                                                        the    commencement   of
                                                        principal  distributions
                                                        on such classes.]

 ......................................................[Planned      Amortization
     Class Certificates ("PAC Certificates"): Principal distributions on the PAC Certificates will be payable in amounts determined based on schedules as described herein under "Description of the Offered Certificates--Principal Distributions on the Senior Certificates," provided that the rate of prepayment of the [Mortgage Loans] [Contracts] each month remains between approximately ____% SPA (as defined herein) and ____% SPA. However, as discussed herein, actual principal distributions may be greater or less than the described amounts. If the rate of prepayment of the [Mortgage
     Loans] [Contracts] is consistently higher than ____% SPA, then the Companion Certificates will be retired before all of the PAC Certificates are retired, and the rate of principal distributions and the weighted average lives of the remaining PAC Certificates will become significantly more sensitive to changes in the rate of prepayment of the [Mortgage Loans] [Contracts] and principal distributions thereon will be more likely to deviate from the described amounts.]

  ......................................................[Targeted   Amortization
                                                        Certificates       ("TAC
                                                        Certificates"):
                                                        Principal  distributions
                                                        on the TAC  Certificates
                                                        would  be   payable   in
                                                        amounts determined based
                                                        on      schedules     as
                                                        described  herein  under
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior Certificates," if
                                                        the  rate of  prepayment
                                                        of the [Mortgage  Loans]
                                                        [Contracts]    were   to
                                                        remain  at  a   constant
                                                        level  of  approximately
                                                        ____% SPA.  However,  as
                                                        discussed herein, actual
                                                        principal  distributions
                                                        are  likely  to  deviate
                                                        from    the    described
                                                        amounts,  because  it is
                                                        unlikely that the actual
                                                        rate  of  prepayment  of
                                                        the   [Mortgage   Loans]
                                                        [Contracts]  each  month
                                                        will  remain  at or near
                                                        ____%   SPA.    If   the
                                                        Companion   Certificates
                                                        are  retired  before all
                                                        of the TAC  Certificates
                                                        are retired, the rate of
                                                        principal  distributions
                                                        and the weighted average
                                                        lives  of the  remaining
                                                        TAC  Certificates   will
                                                        become     significantly
                                                        more     sensitive    to
                                                        changes  in the  rate of
                                                        prepayment     of    the
                                                        [Mortgage         Loans]
                                                        [Contracts],         and
                                                        principal  distributions
                                                        thereon   will  be  more
                                                        likely to  deviate  from
                                                        the described amounts.]

 ......................................................[Companion   Certificates:
     Because of the application of amounts available for principal distributions among the Senior Certificates in any given month, first to the [PAC] [TAC] Certificates up to the described amounts and then to the Companion Certificates, the rate of principal distributions and the
                                                                S-9
                                                        weighted  average  lives
                                                        of     the     Companion
                                                        Certificates   will   be
                                                        extremely  sensitive  to
                                                        changes  in the  rate of
                                                        prepayment     of    the
                                                        [Mortgage         Loans]
                                                        [Contracts].         The
                                                        weighted  average  lives
                                                        of     the     Companion
                                                        Certificates   will   be
                                                        significantly       more
                                                        sensitive  to changes in
                                                        the  rate of  prepayment
                                                        than that of either  the
                                                        [PAC] [TAC] Certificates
                                                        or     a      fractional
                                                        undivided   interest  in
                                                        the   [Mortgage   Loans]
                                                        [Contracts].]

 ......................................................[Accrual  Certificates:  A
     high rate of prepayments on the [Mortgage Loans] [Contracts] could result in the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Accrual Certificates and Principal Only Certificates) to zero (and the occurrence of the Accretion Termination
     Date) earlier than anticipated. The accrual of interest on the Accrual Certificates may end and the reduction of the Certificate Principal Balance of the Accrual Certificates may commence earlier than anticipated.]

 ......................................................[Subordination   features:
     As    described    herein    under     "Description    of    the    Offered
     Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates," during certain
     periods  all  or  a   disproportionately   large  percentage  of  principal
     prepayments on the [Mortgage Loans] [Contracts] will be allocated among the Senior Certificates, and during certain periods no such prepayments or, relative to the related Class M Percentage, a disproportionately small or large percentage of such prepayments will be distributed to the Class M Certificates. To the extent that no such prepayments are distributed on the Class M Certificates, the Subordination afforded to the Senior Certificates by the Class M Certificates (together with the Class B Certificates), in the absence of offsetting Realized Losses allocated thereto, will be increased.]

  ......................................................See  "Description of the
                                                        Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior    Certificates,"
                                                        "--Principal
                                                        Distributions   on   the
                                                        Class  M   Certificates"
                                                        and  "Certain  Yield and
                                                        Prepayment
                                                        Considerations"  herein,
                                                        and     "Maturity    and
                                                        Prepayment
                                                        Considerations"  in  the
                                                        Prospectus.  For further
                                                        information    regarding
                                                        the effect of  principal
                                                        prepayments    on    the
                                                        weighted  average  lives
                                                        of      the      Offered
                                                        Certificates (other than
                                                        the  Stripped  Interests
                                                        Certificates),  see  the
                                                        table           entitled
                                                        "Percentage  of  Initial
                                                        Certificate      Balance
                                                        Outstanding    at    the
                                                        Following Percentages of
                                                        SPA" herein.

Special Yield  Considerations............................  The yield to maturity on each respective class of the Offered Certificates will depend on the rate and timing of principal payments (including payments due to prepayments, defaults and liquidations) on the [Mortgage Loans] [Contracts] and the allocation thereof (and of any losses on the [Mortgage Loans] [Contracts]) to reduce the Certificate Principal Balance or Notional Amount of such class, as well as other factors such as the Pass-Through Rate (and, in the case of the Stripped Interests Certificates, any adjustments thereto) and the purchase price for
                                                                S-10
                                                           such    Certificates.
                                                           The      yield     to
                                                           investors    on   any
                                                           class   of    Offered
                                                           Certificates  may  be
                                                           adversely affected by
                                                           any        allocation
                                                           thereto of Prepayment
                                                           Interest   Shortfalls
                                                           on   the    [Mortgage
                                                           Loans]   [Contracts],
                                                           which  shortfalls are
                                                           expected   to  result
                                                           from  distribution of
                                                           interest  to the date
                                                           of  prepayment   only
                                                           (rather  than  a full
                                                           month's  interest) in
                                                           connection       with
                                                           prepayments  in  full
                                                           and  the  lack of any
                                                           distribution       of
                                                           interest    on    the
                                                           amount of any partial
                                                           prepayments.
                                                           Prepayment   Interest
                                                           Shortfalls  resulting
                                                           from        principal
                                                           prepayments  in  full
                                                           in a  calendar  month
                                                           will  not   adversely
                                                           affect  the  yield to
                                                           investors    in   the
                                                           Offered  Certificates
                                                           to  the  extent  such
                                                           Prepayment   Interest
                                                           Shortfalls   do   not
                                                           exceed the  Servicing
                                                           Fee for such month.

  ......................................................In  general,  if a class of Offered  Certificates
                                                        is    purchased   at   a
                                                        premium  and   principal
                                                        distributions    thereon
                                                        occur  at a rate  faster
                                                        than  anticipated at the
                                                        time  of  purchase,  the
                                                        investor's  actual yield
                                                        to   maturity   will  be
                                                        lower than that  assumed
                                                        at the time of purchase.
                                                        Conversely,  if a  class
                                                        of Offered  Certificates
                                                        is    purchased   at   a
                                                        discount  and  principal
                                                        distributions    thereon
                                                        occur  at a rate  slower
                                                        than that assumed at the
                                                        time  of  purchase,  the
                                                        investor's  actual yield
                                                        to   maturity   will  be
                                                        lower      than     that
                                                        originally anticipated.

  ......................................................The Senior  Certificates
                                                        were structured based on
                                                        a number of assumptions,
                                                        including  a  prepayment
                                                        assumption  of ____% SPA
                                                        and   weighted   average
                                                        lives      corresponding
                                                        thereto   as  set  forth
                                                        herein under  "--Special
                                                        Prepayment
                                                        Considerations."     The
                                                        yield   assumptions  for
                                                        the  respective  classes
                                                        that  are to be  offered
                                                        hereunder  will  vary as
                                                        determined  at the  time
                                                        of sale.

  ......................................................The    multiple    class
                                                        structure of the Offered
                                                        Certificates  causes the
                                                        yield of certain classes
                                                        to    be    particularly
                                                        sensitive  to changes in
                                                        the  rate of  prepayment
                                                        of the [Mortgage  Loans]
                                                        [Contracts]   and  other
                                                        factors,  as follows [TO
                                                        BE      INCLUDED      AS
                                                        APPROPRIATE]:

 ......................................................[Principal            Only
     Certificates: Generally, the amounts payable with respect to the Principal Only Certificates are derived only from principal payments on the Discount Mortgage Collateral. As a result, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of
     principal  (including  prepayments,   defaults  and  liquidations)  on  the
     Discount Mortgage Collateral. Because the Discount Mortgage Collateral have lower Net Mortgage Rates than the Non-Discount Mortgage Collateral, and because the Mortgage Collateral with lower Net Mortgage Rates are likely to have lower Mortgage Rates, the Discount Mortgage Collateral are generally
     likely  to  prepay  at  a  slower  rate  than  the  Non-Discount   Mortgage
     Collateral. See "Certain Yield and Prepayment Considerations," especially "--Principal Only Certificate and Stripped Interests Certificate Yield Considerations" herein.]

 ......................................................[Interest     strip    and
     inverse  floater  classes:   The  yield  to  investors  on  the  Class  [_]
     Certificates will be extremely sensitive
                                                                S-11
                                                        to the rate  and  timing
                                                        of principal payments on
                                                        the Mortgage  Collateral
                                                        (including  prepayments,
                                                        defaults             and
                                                        liquidations), which may
                                                        fluctuate  significantly
                                                        over time.  A rapid rate
                                                        of principal payments on
                                                        the   [Mortgage   Loans]
                                                        [Contracts] could result
                                                        in   the    failure   of
                                                        investors  in the  Class
                                                        [_]    Certificates   to
                                                        recover   their  initial
                                                        investments,    and    a
                                                        slower than  anticipated
                                                        rate    of     principal
                                                        payments      on     the
                                                        [Mortgage         Loans]
                                                        [Contracts]        could
                                                        adversely   affect   the
                                                        yield  to  investors  on
                                                        the       Class      [_]
                                                        Certificates.]

 ......................................................[Stripped        Interests
     Certificates: In addition to the foregoing, the yield on the Stripped Interests Certificates will be materially adversely affected to a greater extent than the yields on the other Senior Certificates if the [Mortgage Loans] [Contracts] with higher Mortgage Rates prepay faster than the [Mortgage Loans] [Contracts] with lower Mortgage Rates, because holders of the Stripped Interests Certificates generally have rights to relatively larger portions of interest payments on the [Mortgage Loans] [Contracts] with higher Mortgage Rates than on [Mortgage Loans] [Contracts] with lower Mortgage Rates.]

 ......................................................[Adjustable           rate
     (including   inverse  floater)   classes:   The  yield  on  the  Class  [_]
     Certificates will be sensitive, and the yield on the Class [_] Certificates will be extremely sensitive, to fluctuations in the level of the Index. The Pass-Through Rate on the Class [_] Certificates will vary inversely with, and at a multiple of, the Index.]

 ......................................................[Inverse floater companion classes: In addition to the foregoing, in the event of relatively low prevailing interest rates (including the Index) and relatively high rates of principal prepayments over an extended period, while investors in the [identify inverse floater companion classes] may then be experiencing a high current yield on such Certificates, such yield may be realized only over a relatively short period, and it is unlikely that such investors would be able to reinvest such principal prepayments on such Certificates at a comparable yield.]

 ......................................................[Accrual     Certificates:
     Interest shortfalls allocated to the Accrual Certificates will reduce the amount of Accrued Certificate Interest added to the Certificate Principal Balance thereof and, therefore, will reduce the amount of interest that will accrue in the future on such Certificates than would otherwise be the case absent such shortfalls. Because Accrual Certificates are not entitled to receive any distributions of interest until the Accretion Termination Date, the Accrual Certificates will likely experience greater price and yield volatility than would pass-through certificates which are otherwise similar but which are entitled to current distributions of interest.]

 ......................................................[Certificates         with
     Subordination features: The yield to maturity on the Class M Certificates will be extremely sensitive to losses due to defaults on [Mortgage Loans] [Contracts] (and
                                                                S-12
                                                        the   timing    thereof)
                                                        after  the   Certificate
                                                        Principal Balance of the
                                                        Class B Certificates has
                                                        been  reduced  to  zero,
                                                        because    the    entire
                                                        amount  of  such  losses
                                                        will be allocable to the
                                                        Class M Certificates, as
                                                        described  herein  under
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Allocation
                                                        of               Losses;
                                                        Subordination."
                                                        Furthermore,          as
                                                        described  herein  under
                                                        "Certain    Yield    and
                                                        Prepayment
                                                        Considerations,"     the
                                                        timing of the receipt of
                                                        principal  and  interest
                                                        by    the     Class    M
                                                        Certificates    may   be
                                                        adversely   affected  by
                                                        losses on the  [Mortgage
                                                        Loans]  [Contracts] even
                                                        if such  class  does not
                                                        ultimately   bear   such
                                                        loss.]

 ......................................................[Residual    Certificates:
     Holders of the Residual Certificates are entitled to receive distributions of principal and interest as described herein under "Description of the
     Offered    Certificates--Interest     Distributions"    and    "--Principal
     Distributions on the Senior Certificates," however, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of their term that substantially exceed the principal and interest payable thereon during such periods. In addition, such distributions will be reduced to the extent that they are subject to United States federal income tax withholding.]

  .............See "Certain Yield and Prepayment Considerations" herein.
Certain Federal  Income  Tax  Consequences......................................
     [An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. Upon the issuance of the Offered Certificates, [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood], New York, New York, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Code.]
  ......................................................[For federal  income tax purposes,  the  Residual
                                                        Certificates will be the
                                                        sole class of  "residual
                                                        interests"  in the Trust
                                                        Fund  and  the   Offered
                                                        Certificates (other than
                                                        the             Residual
                                                        Certificates)  [and  the
                                                        __________ Certificates]
                                                        will represent ownership
                                                        of  "regular  interests"
                                                        in the  Trust  Fund  and
                                                        will     generally    be
                                                        treated as  representing
                                                        ownership     of    debt
                                                        instruments   issued  by
                                                        the Trust Fund.]

 ......................................................[Under      the      REMIC
     Regulations (as defined herein), the Residual Certificates will not be regarded as having "significant value" for purposes of applying the rules relating to "excess inclusions." In addition, the Residual Certificates may constitute "noneconomic" residual interests for purposes of the REMIC Regulations. Transfers of the Residual Certificates will be restricted under the Pooling and Servicing Agreement to United States persons (as
     defined   in   the   Prospectus   under   "Certain   Federal   Income   Tax
     Consequences--REMICs--Foreign Investors in REMIC Certificates") in a manner designed to prevent a transfer of a noneconomic residual interest from being disregarded under the REMIC Regulations. See "Certain Federal
                                                                S-13

Income Tax  Consequences--Special  Tax  Considerations  Applicable  to  Residual
     Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" and "--Noneconomic REMIC Residual Certificates" in the Prospectus.]

     ......................................................[The         Residual
          Certificateholders may be required to report an amount of taxable income with respect to the early years of the REMIC's term that significantly exceeds distributions on the Residual Certificates during such years, with corresponding tax deductions or losses deferred until the later years of the REMIC's term. Accordingly, on a present value basis, the tax detriments occurring in the earlier years may substantially exceed the sum of any tax benefits in the later years. As a result, the Residual Certificateholders' after-tax rate of return may be zero or negative, even if their pre-tax rate of return is positive.]

     ......................................................[See  "Certain  Yield
          and Prepayment Considerations," especially "--Additional Yield Considerations Applicable Solely to the Residual Certificates" and "Certain Federal Income Tax Consequences--Special Tax Considerations Applicable to Residual Certificates" herein.]

     ......................................................For           further
          information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     ERISAConsiderations....................................              [ERISA
          CONSIDERATIONS TO BE INCLUDED AS NECESSARY] See "ERISA Considerations" [herein and] in the Prospectus.

     Ratings.................................................  It is a condition of the issuance of the Senior Certificates and the Class M Certificates that they be rated "___" and "___", respectively, by ________________________ and "___" and "___", respectively, by
          _________________________. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of the [Mortgage Loans] [Contracts], or the corresponding effect on yield to investors. The rating of the Stripped Interests Certificates does not address the possibility that the holders thereof may fail to fully recover their initial investment. See "Certain Yield and Prepayment Considerations" and "Ratings" herein and "Yield Considerations" in the Prospectus.

     LegalInvestment   Matters................................    The   [Senior]
          Certificates will [not] constitute "mortgage related securities" for purposes of SMMEA, [for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA] [because the Mortgage Pool includes
                                                                S-14

                                                           Mortgage  Loans  that
                                                           are secured by junior
                                                           liens on the  related
                                                           Mortgaged
                                                           Properties].     [The
                                                           Class M  Certificates
                                                           will  not  constitute
                                                           "mortgage     related
                                                           securities"       for
                                                           purposes  of  SMMEA.]
                                                           Institutions    whose
                                                           investment activities
                                                           are  subject to legal
                                                           investment  laws  and
                                                           regulations   or   to
                                                           review by  regulatory
                                                           authorities    should
                                                           consult   with  their
                                                           legal   advisors   in
                                                           determining   whether
                                                           and  to  what  extent
                                                           the           Offered
                                                           Certificates
                                                           constitute      legal
                                                           investments     under
                                                           SMMEA or are  subject
                                                           to   restrictions  on
                                                           investment,   capital
                                                           requirements       or
                                                           otherwise. See "Legal
                                                           Investment   Matters"
                                                           herein   and  in  the
                                                           Prospectus.

                                                            RISK FACTORS

         [Prospective Certificateholders should consider, among other things, the items discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Certificates:]

[APPROPRIATE RISK FACTORS REGARDING MORTGAGE COLLATERAL TO BE INSERTED AS NECESSARY]


         DESCRIPTION OF THE [MORTGAGE] [CONTRACT] POOL

General

         The Offered Certificates will evidence ownership interests in the Trust Fund created by the Company, which will consist of a pool of [fixed] [adjustable] rate [conventional] [FHA-insured] [VA-guaranteed] [Mortgage Loans][Contracts] and certain other property. The Mortgage Loans are secured by [mortgages] [deeds of trust] [deeds to secure debt] creating [first] [second] [junior] liens on the related Mortgaged Properties.The Mortgage Collateral will be conveyed by the Company to the Trust Fund pursuant to a pooling and servicing agreement, dated as of ______ __, 199_ (the "Pooling and Servicing Agreement"), by and among the Company, the [Master] Servicer[s] and the Trustee. A copy of the Pooling and Servicing Agreement will be filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days after the issuance of the Certificate.

         The Mortgage Collateral will be assigned to the Trustee pursuant to the Pooling and Servicing Agreement together with all principal and interest due on or with respect to the [Mortgage Loans] [Contracts] after the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Certificates.

         [Residential Funding] [__________] will act as [Master] Servicer[s] for the Trust Fund (in such capacity, [each a] [the] "[Master] Servicer"). The [Master] Servicer[s] will service the [Mortgage Loans] [Contracts] [directly] [through one or more Sub-Servicers] [who will provide customary servicing functions with respect to the [Mortgage Loans] [Contracts] pursuant to the terms set forth in the [Pooling and Servicing Agreement] [respective Sub-Servicing Agreements].

         The [Mortgage Loans] [Contracts] were acquired [directly] [indirectly through Residential Funding] by the Company [on _________ __, 199_] [from time to time] from [NAME OF SELLER] [unaffiliated Mortgage Collateral Sellers] [pursuant to the AlterNet Mortgage Program]. [See "--The AlterNet Mortgage Program" below.] [__]% of the Mortgage Loans were purchased from [_____] and [____%] of the Mortgage Loans were purchased from [________], both [affiliates of the Company] [Unaffiliated Sellers]. Except as set forth above, no Mortgage Collateral Seller sold more than 10.0% of the Mortgage Loans to Residential Funding.

         None of the [Mortgage Loans] [Contracts] were originated prior to _______ __, 19__ or will have a maturity date later than _______ __, ____. No [Mortgage Loan] [Contract] will have a remaining term to maturity as of the Cut-off Date of less than ____ months. The weighted average remaining term to maturity of the [Mortgage Loans] [Contracts] as of the Cut-off Date will be approximately ____ months. The weighted average original term to maturity of the [Mortgage Loans] [Contracts] as of the Cut-off Date will be approximately ____ months. All of the [Mortgage Loans] [Contracts] have principal and interest payable monthly [on the ______ day of each month] (the "Due Date") [on a level debt service basis] [subject to change due to adjustment in the Mortgage Rate]. [As of the Cut-off Date, no [Mortgage Loan] [Contract] will be one month or more delinquent in payment of principal and interest.] Defaults on mortgage loans are expected to occur with greater frequency in their early years. [The rate of default of Junior Mortgage Loans may be greater than that of mortgage loans secured by first liens on comparable properties.]

         [Approximately ___% of the Mortgage Loans are secured by a first lien on the related Mortgaged Property, approximately ___% of the Mortgage Loans are secured by a second lien on the related Mortgaged Property and approximately ___% of the Mortgage Loans are secured by a more junior lien on the related Mortgaged Property.]

         [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Mortgage Collateral Seller will have represented to the Company that, among other things: (i) the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; (ii) residential property in such area consisting of leasehold estates is readily marketable; (iii) the lease is recorded and no party is in any way in breach of any provision of such lease; (iv) the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and (v) the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage Loans.]

         [Mortgage Rate Adjustment]

         [The Mortgage Rate on each Mortgage Loan will adjust semi-annually on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded to the nearest multiple of ___%) of the Index described below and a fixed percentage set forth in the related Mortgage Note (the "Gross Margin"), subject to certain limitations described herein. The amount of the monthly payment on each Mortgage Loan will be adjusted semi-annually on the first day of the month following the month in which the Adjustment Date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate and fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term to stated maturity. As of the Cut-off Date, ___% of the Mortgage Loans will have reached their first Adjustment Date. The Mortgage Loans will have different Adjustment Dates, Gross Margins and limitations on the Mortgage Rate adjustments, as described below.]

         [Each Mortgage Note contains a Periodic Cap which limits the adjustment of the Mortgage Rate to not more than ___% above or below the previous Mortgage Rate. The Mortgage Rate on a Mortgage Loan may not exceed the Maximum Mortgage Rate or be less than the Minimum Mortgage Rate specified for such Mortgage Loan in the related Mortgage Note. The Minimum Mortgage Rate for each Mortgage Loan will be equal to the Gross Margin. The Minimum Mortgage Rates will range from ___% to ___%, with a weighted average Minimum Mortgage Rate as of the Cut-off Date of ___%. The Maximum Mortgage Rates will range from ___% to ___%, with a weighted average Maximum Mortgage Rate as of the Cut-off Date of ___%. No Mortgage Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization.]

         [The Index applicable to the Mortgage Loans will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks ("LIBOR") as published by Fannie Mae and as most recently available as of the date forty-five days prior to the Adjustment Date, or, with respect to _____ Mortgage Loans, representing approximately ___% of the Mortgage Loans, the Index shall be LIBOR as published in The Wall Street Journal and as most recently available as of the first business day of the month immediately preceding the month in which the Adjustment Date occurs. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.]

         [Listed below are levels of LIBOR as published by Fannie Mae that are or would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of LIBOR published in The Wall Street Journal for the corresponding periods would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of LIBOR (as published by Fannie Mae or The Wall Street Journal). No assurance can be given as to the level of LIBOR on any Adjustment Date or during the life of any Mortgage Loan.]



                                                                LIBOR

Adjustment Date                                 1990              1991              1992            1993               1994
---------------                                 ----              ----              ----            ----               ----
January 1..............................         8.438%             8.063%           5.359%          3.641%             3.500%

February 1.............................         8.313              8.375            4.938           3.891              3.516

March 1................................         8.313              7.563            4.250           3.641              3.500

April 1................................         8.438              7.125            4.250           3.438              3.391

May 1..................................         8.438              6.891            4.375           3.328              4.000

June 1.................................         8.688              6.531            4.547           3.375              4.250

July 1.................................         9.000              6.313            4.266           3.313              4.625

August 1...............................         8.500              6.188            4.250           3.438              5.000

September 1............................         8.438              6.563            4.125           3.563              5.250

October 1..............................         8.047              6.313            3.625           3.563              5.328

November 1.............................         8.188              5.875            3.625           3.438              5.328

December 1.............................         8.422              5.688            3.313           3.375              5.688



         [The initial Mortgage Rate in effect on a Mortgage Loan generally will be lower, and may be significantly lower, than the sum of the Index that would have been applicable at origination and the Gross Margin. Therefore, unless the Index declines after origination of a Mortgage Loan, the related Mortgage Rate will generally increase on the first Adjustment Date following origination of such Mortgage Loan subject to the Periodic Rate Cap. The repayment of the Mortgage Loans will be dependent on the ability of the Mortgagors to make larger monthly payments following adjustments of the Mortgage Rate. Mortgage Loans that have the same initial Mortgage Rate may not always bear interest at the same Mortgage Rate because such Mortgage Loans may have different Adjustment Dates (and the Mortgage Rates therefore may reflect different Index values), Gross Margins, Maximum Mortgage Rates and Minimum Mortgage Rates. The Net Mortgage Rate with respect to each Mortgage Loan as of the Cut-off Date will be set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement. The Net Mortgage Rate on each Mortgage Loan will be adjusted on each Adjustment Date to equal the sum of the Index as specified in the related Mortgage Note (rounded to the nearest multiple of ___%) and a the Gross Margin, provided that the Net Mortgage Rate on any Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap. The Gross Margins for the Mortgage Loans will be at least ___% per annum but not more than ___% per annum as of the Cut-off Date. The Net Mortgage Rate on any Mortgage Loan may not exceed the Maximum Net Mortgage Rate or be less than the Minimum Net Mortgage Rate for such Mortgage Loan.]

Mortgage Pool Characteristics

     [The Mortgage Pool will have the following characteristics as of the Cut-off Date:]

[Number of Mortgage Loans..................................................____
Initial Pass-Through Rate on the Certificates (1).........................____%
Range of Net Mortgage Rates (2) ..................................____% - ____%
Mortgage Rates:
              Weighted Average............................................____%
              Range...............................................____% - ____%
Gross Margins:
              Weighted Average............................................____%
              Range...............................................____% - ____%
Minimum Mortgage Rates:
              Weighted Average........................................... ____%
              Range...............................................____% - ____%
Minimum Net Mortgage Rates:
              Weighted Average............................................____%
              Range...............................................____% - ____%
Maximum Mortgage Rates:
              Weighted Average........................................... ____%
              Range...............................................____% - ____%
Maximum Net Mortgage Rates:
              Weighted Average............................................____%
              Range............................................... ____ - ____%
Weighted Average Months to next Adjustment Date
              after October 1, 1994 (3) .................................... 3]
--------------------

     (1) The Pass-Through Rate on the Certificates will be equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans.

     (2) The Net Mortgage Rates are calculated as described under "Description of the Certificates--Interest Distributions" herein, and the Net Mortgage Rate as to each Mortgage Loan on and after its initial Adjustment Date will be generally equal to the Index plus the Gross Margin, rounded as described herein, subject to the Periodic Rate Cap, Maximum Net Mortgage Rate and Minimum Net Mortgage Rate. The Net Mortgage Rates may be less than or greater than the sum of the Index and the Gross Margin during certain periods as a result of the Periodic Rate Caps and Maximum Net Mortgage Rates and Minimum Net Mortgage Rates.

(3) The Weighted Average Months to next Adjustment Date will be equal to the weighted average of the number of months until the Adjustment Date next following __________, 199__.

         [The following table sets forth the number, aggregate principal balance and percentage of Mortgage Loans as of the Cut-off Date having their next Adjustment Dates in the months and years set forth below.]


[Month and Year of          Number of      Aggregate PrincipalPercentage of
Next Adjustment Dates    Mortgage Loans       Balance         Mortgage Loans

January 199_............     ___         $ __________           ______%

February 199_...........     ___           __________           _______

March 199_..............     ___           __________           _______

April 199_..............     ___           __________           _______

----------------........     ---           ----------           -------

----------------........

                  Total.     ___         $ __________           _____%]



         [All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.]

         [None of the Mortgage Loans will have been originated prior to __________, 199_ or will have a maturity date later than ___________, ____. No Mortgage Loan will have a remaining term to stated maturity as of the Cut-off Date of less than ___ months. The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-off Date will be ___ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be ___ months.]

     [As of the Cut-off Date, no Mortgage Loan will be ___ month [s] or more delinquent in payment of principal and interest.]

     [The Mortgage Loans are generally assumable pursuant to the terms of the related Mortgage Note. See "Maturity and Prepayment Considerations" in the Prospectus.]

 [No Mortgage Loan provides for deferred interest or negative amortization.]

         [None of the Mortgage Loans will be Buydown Mortgage Loans.]

         [Set forth below is a description of certain additional characteristics of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated). All percentages of the Mortgage Loans are approximate percentages by aggregate principal balance as of the Cut-off Date (except as otherwise indicated). Unless otherwise specified, all principal balances of the Mortgage Loans are as of the Cut-off Date and are rounded to the nearest dollar.]

         [Set forth below is a description of certain additional characteristics of the [Mortgage Loans] [Contracts] as of the Cut-off Date (expressed as a percentage of the outstanding aggregate principal balance of the [Mortgage Loans] [Contracts] having such characteristics relative to the outstanding aggregate principal balance of all [Mortgage Loans] [Contracts]). Unless otherwise specified, all principal balances of the [Mortgage Loans] [Contracts] are as of the Cut-off Date and are rounded to the nearest dollar.]

                           Mortgage Rates

                                                      Percentage of
Mortgage Rates     Number   Principal Balance    [Mortgage] [Contract] Pool

                                  $ .                               .   %









                                   .                                .
Total..............                $ .                               .   %
                                  ====             ====================



         As of the Cut-off Date, the weighted average Mortgage Rate of the [Mortgage Loans] [Contracts] was approximately _________% per annum.

                              [Net Mortgage Rates

                                                              Percentage of
Net Mortgage Rates   Number  Principal Balance   [Mortgage] [Contract] Pool

                                    $ .                              .   %









                                     .                               .
  Total..............               $ .                              .   %
                                    ====            ====================


         As of the Cut-off Date, the weighted average Net Mortgage Rate of the [Mortgage Loans] [Contracts] was approximately ____% per annum.]

                        [Gross Margins

                                                      Percentage of
                                                  [Mortgage] [Contract]
Gross Margins  Number Principal Balance                    Pool

                             $ .                                    .   %









                              .                                     .
Total..........              $ .                                    .   %
                             ====                  ====================

         As of the Cut-off Date, the weighted average Gross Margin on the [Mortgage Loans] [Contracts] was approximately ____%.]

                     [[Minimum] [Maximum] Mortgage Rates

[Minimum] [Maximum]                                     Percentage of
   Mortgage Rates     Number   Principal Balance  [Mortgage] [Contract] Pool

                                      $ .                             .   %









                                       .                              .
   Total.............                 $ .                             .   %
                                      ====           ====================



         As of the Cut-off Date, the weighted average [minimum] [maximum] Mortgage Rate of the [Mortgage Loans] [Contracts] was approximately _________% per annum.]

                      Original [Mortgage Loan] [Contract] Principal Balances

                                                       Percentage of
Principal Balance    Number   Principal Balance  [Mortgage] [Contract] Pool

       $ .                           $ .                             .   %









                                      .                              .
  Total.............                 $ .                             .   %
                                     ====           ====================



         As of the Cut-off Date, the average unpaid principal balance of the [Mortgage Loans] [Contracts] will be approximately $_______.

                     [Remaining Months to Maturity

Remaining Months                                      Percentage of
  to Maturity      Number   Principal Balance   [Mortgage] [Contract] Pool

                                   $ .                              .   %









                                    .                               .
 Total............                 $ .                              .   %
                                   ====            ====================



         As of the Cut-off Date, the weighted average remaining months to maturity of the [Mortgage Loans] [Contracts] was approximately ____ months.]

                      [Months Since Origination

     Months                                           Percentage of
ince Origination  Number    Principal Balance   [Mortgage] [Contract] Pool

                                   $ .                              .   %









                                    .                               .
 Total............                 $ .                              .   %
                                   ====            ====================



         As of the Cut-off Date, the weighted average months since origination of the [Mortgage Loans] [Contracts] was approximately ____ months.]

                         Original Loan-To-Value Ratios

                                                          Percentage of
Loan-to-Value Ratio    Number    Principal Balance  [Mortgage] [Contract] Pool

                                        $ .                     . %









                                         .                      .
   Total..............                  $ .                     . %
                                        ====                   ===



         The  weighted  average   Loan-to-Value  Ratio  at  origination  of  the
[Mortgage Loans] [Contracts] will have been approximately __.__%.

Original  Combined  Loan-To-Value  Ratios for Mortgage  Loans  Secured by Junior
Liens

                                    Number of     Principal     Percentage of
Combined Loan-to-Value Ratio (%) Mortgage Loans   Balance      Mortgage Pool

 .................................                                     %
 .................................
 .................................
 .................................
 .................................
 .................................
 .................................
 .................................
 .................................                                        .
     Total.......................                      $                 .   %
                                         ====     =============         =======



         The weighted average Combined Loan-to-Value Ratio at origination of the Junior Mortgage Loans will have been approximately ____%.


                                    Junior Mortgage Ratios


                            Number of                        Percentage of
Junior Mortgage Ratio (%)Mortgage Loans Principal Balance    Mortgage Pool

 .........................                     $               %
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................                                         .
     Total...............                     $                   .   %
                            ====        =============           =======



         The weighted average Junior Mortgage Ratio as of the Cut-off Date will have been approximately ____%.

             Geographic Distributions of Mortgaged Properties

                                                        Percentage of
    State     Number    Principal Balance         [Mortgage] [Contract] Pool

                               $ .                            . %









                                .                             .
Total........                  $ .                            . %
                               ====                          ===



------------


     [(1) "Other" includes states that contain less than [__]% of the [Mortgage]
          [Contract] Pool.] [No more than _____% of the [Mortgage Loans] [Contracts] will be secured by Mortgaged Properties located in any one zip code area.] S-27

                                 Mortgaged Property Types

                                                          Percentage of
            Property         Number  Principal Balance    Mortgage Pool

Single-family detached.......               $ .                 . %
Planned Unit Developments
(detached)...................
Two- to four-family units....
Condo Low-Rise (less than 5
stories).....................
Condo Mid-Rise (5 to 8
stories).....................
Condo High-Rise (9 stories or
more.........................
Townhouse....................
Planned Unit Developments
(attached)...................                .                  .
                                             --                 -
         Total...............               $ .                . %]
                                            ====               ==



                      [[Mortgage Loan] [Contracts] Purposes

                                                      Percentage of
       Loan Purpose  Number   Principal Balance [Mortgage] [Contract] Pool
       ------------  ------   ----------------- --------------------------
Purchase.............
Rate/Term Refinance..                $ .                    . %
Equity Refinance.....                 .                     .
                                     ---                    -
         Total.......                $ .                   . %]
                                     ====                 ===



         [The weighted average Loan-to-Value Ratio at origination of [Mortgage Loans] [Contracts] made to finance the purchase of the related Mortgaged Properties will have been approximately _____%. The weighted average Loan-to-Value Ratio at origination of equity refinance [Mortgage Loans] [Contracts] will have been approximately _____%. The weighted average Loan-to-Value Ratio at origination of rate and term refinance [Mortgage Loans] [Contracts] will have been approximately _____%.]

                            [Mortgage Loan] Documentation

                                                        Percentage of
      Type of Program  Number  Principal Balance  [Mortgage] [Contract] Pool

Full Documentation.....               $ .                     . %
Limited Documentation..
No Documentation.......                .                      .
                                      ---                     -
         Total.........               $ .                    . %]
                                      ====                   ==

                                  Occupancy Types


                                                       Percentage of
         Occupancy    Number  Principal Balance  [Mortgage] [Contract] Pool

Primary Residence....                $ .                     . %
Second/Vacation......
Non Owner-occupied...                 .                      .
                                     ---                    --
         Total.......                $ .                     . %
                                     ====                   ===



         [Specific information with respect to the [Mortgage Loans] [Contracts] will be available to purchasers of the Certificates on or before the time of issuance of such Certificates (the "Closing Date"). If not included in the Prospectus Supplement, such information will be included in the Form 8-K.]

Representations and Warranties

     [Pursuant to the terms of the Pooling and Servicing Agreement, the Company will assign the representations and warranties made by the Mortgage Collateral Seller[s] to the Trustee for the benefit of the Certificateholders. These representatives and warranties include: [LIST OF SPECIFIC REPRESENTATIONS AND WARRANTIES].
     [In addition, [the Company] [Residential Funding] will make certain limited representations and warranties regarding the [Mortgage Loans] [Contracts], as of the date of issuance of the Certificates. [DISCLOSE DEVIATIONS FROM LIST OF SPECIFIC REPRESENTATIONS AND WARRANTIES IN "THE TRUST FUNDS - REPRESENTATIONS WITH RESPECT TO MORTGAGE COLLATERAL"].

         [To the extent that the related Mortgage Collateral Seller[s] does not repurchase a [Mortgage Loan][Contract] in the event of a breach of its representations and warranties with respect to such [Mortgage Loan][Contract], neither the Company nor Residential Funding will be required to repurchase such [Mortgage Loan][Contract] unless such breach also constitutes a breach of one of the Company's or Residential Funding's representations and warranties with respect to such [Mortgage Loan][Contract] and such breach materially and adversely affects the interests of the Certificateholders in any such [Mortgage Loan][Contract]. See "The Trust Funds--Repurchases of Mortgage Collateral" and "--Limited Right of Substitution" in the Prospectus. In addition, neither the Company nor Residential Funding will be required to repurchase any [Mortgage Loan][Contract] in the event of a breach of its representations and warranties with respect to such [Mortgage Loan][Contract] if the substance of any such breach also constitutes fraud in the origination of such affected [Mortgage Loan][Contract]. A limited amount of losses on [Mortgage Loans][Contracts] as to which there was fraud in the origination of such [Mortgage Loans][Contracts] will be covered by the Subordination (as defined herein) provided by the Class M Certificates and Class B Certificates as described herein under "Description of the Offered Certificates--Allocation of Losses; Subordination."]

[The AlterNet Mortgage Program

         General. In June, 1994 Residential Funding commenced the AlterNet Mortgage Program primarily for the purchase of mortgage loans that would not qualify for other mortgage purchase programs such as those run by Fannie Mae or Freddie Mac or by Residential Funding in connection with securities issued by the Company's affiliate, Residential Funding Mortgage Securities I, Inc. For example, borrowers of AlterNet Loans may have imperfect credit histories or higher debt to income ratios than mortgagors in such other programs and the AlterNet Loans may have characteristics that present certain other risks to investors that are not generally present in those other programs. [All][____%] of the Mortgage Loans are AlterNet Loans originated under the AlterNet Mortgage Program. The AlterNet Loans were underwritten in conformity with or in a manner generally consistent with the standards described below. The AlterNet Mortgage Program is administered by Residential Funding on behalf of the Company.

         Qualifications of AlterNet Program Sellers. Each AlterNet Program Seller has been selected by Residential Funding on the basis of criteria set forth in the AlterNet Seller Guide or as otherwise approved by the Company. Each AlterNet Program Seller is required to be a HUD-approved mortgagee or a financial institution supervised by a federal or state authority with a minimum net worth of $[500,000] and a minimum of [two] years' experience originating mortgage loans [similar to the Mortgage Loans]. [OTHER QUALIFICATIONS TO BE LISTED AS APPLICABLE.]

         AlterNet Underwriting Standards. In accordance with the AlterNet Seller Guide, the AlterNet Program Seller is required to review an application designed to provide to the original lender pertinent credit information concerning the mortgagor. As part of the description of the mortgagor's financial condition, each mortgagor is required to furnish information (which may have been supplied solely in such application) with respect to its assets, liabilities, income, credit history and employment history, and to furnish an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. The mortgagor may also be required to authorize verifications of deposits at financial institutions where the mortgagor had demand or savings accounts. In the case of investment properties, income derived from the mortgaged property may be considered for underwriting purposes. With respect to mortgaged property consisting of a vacation or second home, generally no income derived from the property is considered for underwriting purposes.

         Based on the data provided in the application and certain verifications (if required by the originator of the mortgage loan), a determination is made by the original lender that the mortgagor's monthly income will be sufficient to enable the mortgagor to meet its monthly obligations on the mortgage loan and other expenses related to the property (such as property taxes, utility costs, standard hazard insurance) and other fixed obligations other than housing expenses. Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and all scheduled payments on obligations that extend beyond ten months (including those mentioned above and other fixed obligations) equal no more than specified percentages of the prospective mortgagor's gross income. The originator may also consider the amount of liquid assets available to the mortgagor after origination.

         [Certain of the Mortgage Loans have been originated under "limited documentation" programs which require less documentation and verification than do traditional "full documentation" programs. Generally, under such a program, minimal investigation into a mortgagor's credit history and income is undertaken by the originator and the underwriting for such mortgage loans places a greater emphasis on the value of the mortgaged property.]

         The adequacy of the mortgaged property as security for repayment of the related mortgage loan generally is determined by an appraisal in accordance with appraisal procedure guidelines set forth in the AlterNet Seller Guide. [Appraisers may be staff appraisers employed by the originator.] The appraisal procedure guidelines generally require the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property is in good condition and that construction, if new, has been substantially completed. The appraiser is required to consider a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property, or replacement cost analysis based on the current cost of constructing or purchasing a similar property. In certain instances, the Loan-to-Value Ratio is based on the appraised value as indicated on a review appraisal conducted by the Mortgage Collateral Seller or originator. As used in this section, "Loan-to-Value Ratio" shall generally mean the ratio, expressed as a percentage, of (a) the principal amount of the Mortgage Loan at origination, over (b) the lesser of the sales price or the appraised value of the related Mortgaged Property at origination of the Mortgage Loan, or in the case of a refinanced or modified Mortgage Loan, either the lesser of the sales price and the appraised value determined at origination of the Mortgage Loan or, if applicable, the appraisal at the time of the refinancing or modification of the Mortgage Loan.

         Prior to assigning the Mortgage Loans to the Depositor, Residential Funding reviews the underwriting documentation for [each] Mortgage Loan[s]
[purchased from AlterNet Program Sellers] and determines that [each] [the] Mortgage Loan[s] [was] [were] originated in accordance with or in a manner generally consistent with the underwriting standards set forth in the AlterNet Seller Guide.

         All of the Mortgage Loans have risk features that generally distinguish such loans from the more stringent underwriting requirements of Fannie Mae and Freddie Mac, and from the more stringent underwriting standards set forth in Residential Funding's Seller Guide for mortgage loan collateral that does not present special risk features (which generally provides the basis for underwriting Mortgage Loans that serve as the assets for securities issued by Residential Funding's affiliate, Residential Funding Mortgage Securities I, Inc.). For purposes of the AlterNet Program, Residential Funding has established risk categories by which it could aggregate acceptable loans into groupings considered to have progressively greater risk characteristics. The risk categories established by Residential Funding and applicable to all of the AlterNet Loans are expressed herein as Risk Categories 1A, 2 and 3.

         Risk Category 1A: Under Risk Category 1A, the prospective mortgagor must have repaid installment or revolving debt according to its terms. Outstanding debts which are in a collection status and are not in excess of $500 are permitted on non-mortgage obligations provided they are paid down to zero by the closing. As to each mortgagor in this Risk Category, any bankruptcies must have been discharged at least two years prior to the closing and there must be evidence that the mortgagor re-established its credit to an acceptable level. The mortgaged property must be in average to good condition. A maximum Loan-to-Value Ratio of 80% is permitted for a mortgage loan on a single family owner-occupied property. A maximum Loan-to-Value Ratio of 70% is permitted for a mortgage loan on a non-owner occupied property. The mortgagor's debt service-to-income ratio generally is 45% or less [based on the initial rate on the mortgage loan plus 2% per annum]. At the time of purchase by Residential Funding, the mortgagor may have made two 30-day late payments but no 60-day or 90-day late payments within the last 12 months.

         Risk Category 2: Under Risk Category 2, the prospective mortgagor is required to have generally repaid all previous or existing installment or revolving debt according to its terms. Outstanding debts which are in a collection status and are not in excess of $1,500 are permitted on non-mortgage obligations provided they are paid down to zero by the closing. Any prior bankruptcies must have been discharged at least two years prior to the closing and there must be evidence that the mortgagor re-established its credit to an acceptable level. The mortgaged property must be in average to good condition. A maximum Loan-to-Value Ratio of 70% is permitted for a mortgage loan on an owner-occupied property. A maximum Loan-to-Value Ratio of 65% is permitted for a mortgage loan on a non-owner occupied property. The debt service-to-income ratio generally is 50% or less [based on an initial rate on the mortgage loan plus 2% per annum]. At the time of purchase by Residential Funding, the mortgagor may have made a maximum of four 30-day late payments or one 60-day but no 90-day late payments within the last 12 months.

         Risk Category 3: Under Risk Category 3, the prospective mortgagor may not have paid all previous or existing installment or revolving debt according to its terms. Outstanding debts which are in a collection status and are not in excess of $1,500 are permitted on non-mortgage obligations provided they are paid down to zero by the closing. Any prior bankruptcies must have been discharged at least two years prior to closing and the applicant must have also established some good credit since any bankruptcy proceedings. The mortgaged property must be in average to good condition. A maximum Loan-to-Value Ratio of 70% is permitted for a mortgage loan on an owner-occupied property. A maximum Loan-to-Value Ratio of 60% is permitted for a mortgage loan on a non-owner-occupied property. The debt service-to-income ratio generally is 55% or less [based on the initial rate on the mortgage loan plus 2% per annum]. At the time of purchase by Residential Funding, the mortgagor may have made a maximum of six 30-day, two 60-day or one 90-day late payment within the last 12 months.

       [Add Additional Risk Categories, if appropriate]

         Because of the underwriting standards described above, AlterNet Loans are likely to experience greater rates of delinquency, foreclosure and loss, and may experience substantially greater rates of delinquency, foreclosure and loss, than mortgage loans underwritten under more stringent underwriting standards.]

[Underwriting Standards]

[DESCRIBE UNDERWRITING STANDARDS FOR [MORTGAGE LOANS] [CONTRACTS] NOT PURCHASED THROUGH ALTERNET PROGRAM IF APPROPRIATE]

[Delinquency and Foreclosure Experience]

[INSERT MORTGAGE COLLATERAL SELLER'S PORTFOLIO DELINQUENCY AND LOSS EXPERIENCE IF APPROPRIATE.]

         [[Mortgage Collateral Seller], which originated __% of the Mortgage Loans, has sold the servicing rights to substantially all of the mortgage loans that it has originated using the underwriting standards described above to various servicers. Accordingly, the delinquency and loss experience for those mortgage loans is not available.]


                 DESCRIPTION OF THE OFFERED CERTIFICATES

General

         [The Offered Certificates, together with the Accrual Certificates and the Class B Certificates] will evidence the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of (1) the [Mortgage Loans] [Contracts]; (2) such assets as from time to time are identified as deposited in respect of the [Mortgage Loans] [Contracts] in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (3) property acquired by foreclosure of such [Mortgage Loans] [Contracts] [or by a deed in lieu of foreclosure]; and (4) any applicable Primary Insurance Policies and all proceeds thereof (collectively, the "Mortgage Collateral").

         The Principal Only Certificates will be entitled to payments based on the Discount Fraction of the Discount Mortgage Collateral. "Discount Mortgage Collateral" is any [Mortgage Loan] [Contract] with a Net Mortgage Rate less than [___]%. With respect to each item of Discount Mortgage Collateral, the "Discount Fraction" is equal to a fraction, expressed as a percentage, the numerator of which is [___]% minus the Net Mortgage Rate for such Discount Mortgage Collateral and the denominator of which is [___]%. The Mortgage Collateral other than the Discount Mortgage Collateral are referred to herein as the "Non-Discount Mortgage Collateral."

Available Distribution Amount

         The "Available Distribution Amount" for any Distribution Date is equal to (i) the aggregate amount of scheduled payments on the [Mortgage Loans][Contracts] due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related servicing fees and any subservicing fees (collectively, the "Servicing Fees"), (ii) certain unscheduled payments, including Mortgagor prepayments on the [Mortgage Loans][Contracts], Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of and substitutions for the [Mortgage Loans][Contracts] occurring during the preceding calendar month and (iii) all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the [Master] Servicer[s] [and any Subservicer]. In addition to the foregoing amounts, with respect to unscheduled collections, not including Mortgagor prepayments, the [Master] Servicer[s] may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. With respect to any Distribution Date, (a) the Due Date is the first day of the month in which such Distribution Date occurs and (b) the Determination Date is the 20th day of the month in which such Distribution Date occurs (or, if such day is not a business day, the next business day).

Interest Distributions

         Holders of each class of Offered Certificates (other than Principal Only Certificates) will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined below) for such Distribution Date, commencing on the first Distribution Date in the case of all classes of Senior Certificates [other than the Accrual Certificates and commencing on the Accretion Termination Date (as defined below) in the case of the Accrual Certificates]. Holders of the Class M Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal to the Senior Certificates [and reimbursements for certain Advances to the [Master] Servicer[s]].

         With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Principal Only Certificates and the Stripped Interests Certificates), one month's interest accrued on the Certificate Principal Balance of the Certificates of such class at the Pass-Through Rate on such class and (b) in the case of the Stripped Interests Certificates, one month's interest accrued on the Notional Amount of the Certificates of such class at the then-applicable Pass-Through Rate on such class. In each case less interest shortfalls, if any, for such Distribution Date not covered by the Subordination, including in each case (i) any Prepayment Interest Shortfall (as defined below) to the extent not covered by the [Master] Servicer[s], as described below, (ii) the interest portions of Realized Losses including Special Hazard Losses in excess of the Special Hazard Amount ("Excess Special Hazard Losses"), Fraud Losses in excess of the Fraud Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") not covered by the Subordination, (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any interest shortfalls not covered by Subordination, including interest shortfalls relating to the Relief Act or similar legislation or regulations, all allocated among all the Certificates in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class. In the case the Class M Certificates, Accrued Certificate Interest will be further reduced by the allocation of the interest portion of certain losses thereto, if any, as described below under "--Allocation of Losses; Subordination." Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. The distributions of interest on any Distribution Date for all classes of Certificates will reflect interest accrued, and receipts with respect thereto, on the [Mortgage Loans][Contracts] for the preceding calendar month, as may be reduced by any Prepayment Interest Shortfall and other shortfalls in the collections of interest as described below.

         [The Accretion Termination Date for the Accrual Certificates is the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-1 and Class A-2 have been reduced to zero and (ii) the Credit Support Depletion Date (as defined herein). On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Accrual Certificates for such date will be added to the Certificate Principal Balance thereof, and such amount will be distributed to the holders of the then outstanding Senior Certificates (other than the Principal Only Certificates) in reduction of the Certificate Principal Balances thereof, as described herein. On each Distribution Date on or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such date will be payable to the holders of the Accrual Certificates, to the extent not required to fully retire the remaining Senior Certificates on the Accretion Termination Date; provided, however, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such Distribution Date will be payable to the holders of the Accrual Certificates.]

         The "Prepayment Interest Shortfall" for any Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates), resulting from Mortgagor prepayments on the [Mortgage Loans] [Contracts] during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments are applied to reduce the outstanding principal balance of the related [Mortgage Loans] [Contracts] as of the Due Date in the month of prepayment. [With respect to any Distribution Date, any Prepayment Interest Shortfalls resulting from prepayments in full for such Distribution Date will be offset by the [Master] Servicer[s], but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to [one-twelfth of 0.___% of the Stated Principal Balance of the [Mortgage Loans][Contracts] immediately preceding such Distribution Date]. Prepayment Interest Shortfalls will be offset by the Master Servicer first, by a reduction in the Servicing Fee and second, by a reduction in other servicing compensation of the [Master] Servicer[s].

         If on any Distribution Date the Available Distribution Amount is less than Accrued Certificate Interest on the Senior Certificates for such Distribution Date, the shortfall will be allocated among the holders of all classes of Senior Certificates (other than the Principal Only Certificates) in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class. In addition, the amount of any interest shortfalls that are covered by Subordination (specifically, interest shortfalls not described in clauses (i) through (iv) in the third preceding paragraph) will be unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of such classes entitled to such amounts on subsequent
Distribution Dates, to the extent of available funds after interest distributions as required herein. Such shortfalls could occur, for example, if delinquencies on the [Mortgage Loans][Contracts] were exceptionally high and were concentrated in a particular month and Advances by the [Master] Servicer[s] did not cover the shortfall. Any such amounts so carried forward will not bear interest.

         [Prior to the Accretion Termination Date, interest shortfalls to be allocated to the Accrual Certificates will be so allocated by reducing the amount that is added to the Certificate Principal Balance of the Accrual Certificates in respect of Accrued Certificate Interest on such Distribution Date. This reduction will correspondingly reduce the amount distributed in respect of principal on the applicable Distribution Date to the holders of the Senior Certificates (other than the Principal Only Certificates) and will cause the Certificate Principal Balances of the outstanding Senior Certificates (other than the Principal Only Certificates) to be reduced to zero later than would otherwise be the case.]

         The Pass-Through Rates on each class of Offered Certificates, other than the Principal Only Certificates (which are not entitled to distributions of interest) and the Stripped Interests Certificates, are fixed and are set forth on the cover hereof. The Pass-Through Rate on the Stripped Interests Certificates on each Distribution Date will equal the weighted average, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each [Mortgage Loan][Contract] with a Net Mortgage Rate in excess of [___]% per annum. The "Pool Strip Rate" on each [Mortgage Loan][Contract] is equal to the Net Mortgage Rate thereon minus [___]%. The "Net Mortgage Rate" on each [Mortgage Loan][Contract] is equal to the Mortgage Rate thereon minus the Servicing Fee Rate. The Pool Strip Rates on the [Mortgage Loans][Contracts] range from [___]% to [___]% per annum. The initial Pass-Through Rate on the Stripped Interests Certificates is approximately [___]% per annum.

         [The Pass-Through Rate on each class of the Offered Certificates for any Distribution Date will equal the weighted average of the Net Mortgage Rates on the outstanding [Mortgage Loans] [Contracts] for the month preceding such Distribution Date, determined as of the close of business on the Due Date occurring in such month (or, with respect to the first Distribution Date, as of the Cut-off Date). The Net Mortgage Rate with respect to each [Mortgage Loan]
[Contract] as of the Cut-off Date will be set forth in the [Mortgage Loan] [Contract] Schedule attached to the Pooling and Servicing Agreement. As of the Cut-off Date, the weighted average Net Mortgage Rate will be [______]% per annum. Accordingly, the initial Pass-Through Rate on the Offered Certificates will be [______]% per annum.]

         [On each Adjustment Date applicable to each [Mortgage Loan] [Contract], the Net Mortgage Rate on such [Mortgage Loan] [Contract] will be adjusted to a rate equal to the sum of the Index (rounded to the nearest multiple of [_____]%) and a fixed percentage per annum for each [Mortgage Loan] [Contract] as set forth in the [Mortgage Loan] [Contract] Schedule attached to the Pooling and Servicing Agreement; provided that the Net Mortgage Rate on any [Mortgage Loan] [Contract] on any Adjustment Date may not increase or decrease by more than [____]% (the "Periodic Rate Cap"), except with respect to one [Mortgage Loan] [Contract], constituting [___]% of the [Mortgage Loans] [Contracts], on the first Adjustment Date thereof the Net Mortgage Rate thereon may not adjust to a rate lower than the related Gross Margin. The Net Mortgage Rate on any [Mortgage Loan] [Contract] may not exceed the Maximum Net Mortgage Rate or decrease below the Minimum Net Mortgage Rate applicable to such [Mortgage Loan] [Contract] as specified in the Pooling and Servicing Agreement. The Gross Margins for the [Mortgage Loans] [Contracts] will be at least [_____]% per annum but not more than [_____]% per annum as of the Cut-off Date, with an initial weighted average Gross Margin of [______]% per annum. The Net Mortgage Rate on each Converted [Mortgage Loan] [Contract] remaining in the [Mortgage] [Contract] Pool will be equal to the Mortgage Rate thereon less [_____]% per annum.]

         As described herein, the Accrued Certificate Interest allocable to each class of Offered Certificates is based on the Certificate Principal Balance thereof or, in the case of the Stripped Interests Certificates, on the Notional Amount. The Certificate Principal Balance of any Offered Certificate, as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein under "--Allocation of Losses; Subordination"; provided that, after the Certificate Principal Balance of the Class B Certificates has been reduced to zero, the Certificate Principal Balance of the Class M Certificates shall equal the excess, if any, of (a) the then aggregate Stated Principal Balance (as defined herein) of all of the [Mortgage Loans][Contracts] over (b) the then aggregate Certificate Principal Balance of all classes of Senior Certificates then outstanding. The "Notional Amount" of the Stripped Interests Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes as of such date. Reference to the Notional Amount of a Stripped Interests Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.

Principal Distributions on the Senior Certificates

         Except as otherwise provided below, holders of the Senior Certificates (other than the Stripped Interests, which are not entitled to receive any principal distributions, and the Principal Only Certificates) will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to such holders and the Class A-4 Principal Distribution
Amount (as described below) is so distributed, a distribution allocable to principal in the following amount:

     (i) the product of (a) the then-applicable Senior Percentage and (b) the aggregate of the following amounts:
                         (1) the  principal  portion  of all  scheduled  monthly
                payments on the [Mortgage Loans] [Contracts] (other than the related Discount Fraction of the principal portion of such payments, with respect to each item of Discount Mortgage Collateral due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions (as defined below) which, together with other Bankruptcy Losses, are in excess of the Bankruptcy Amount;

                         (2) the principal portion of all proceeds of the repurchase of a [Mortgage Loan] [Contract] (or, in the case of a substitution, certain amounts representing a principal adjustment) (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) as required by the Pooling and Servicing Agreement during the preceding calendar month;

                         (3) the  principal  portion  of all  other  unscheduled
                collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition (as defined below) of a [Mortgage Loan] [Contract] described in clause (ii) below), to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral);

                (ii) in connection with the Final Disposition of a [Mortgage Loan] [Contract] (a) that occurred in the preceding calendar month and
         (b) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the then-applicable Senior Percentage of the Stated Principal Balance of such [Mortgage Loan] [Contract] (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) and (2) the then-applicable Senior Accelerated Distribution Percentage (as defined below) of the related collections, including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral);

                (iii) the then-applicable Senior Accelerated Distribution Percentage of the aggregate of all full and partial Principal Prepayments made by the respective Mortgagors (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) during the preceding calendar month;
     (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date;
                (v) if such  Distribution  Date is on or prior to the  Accretion
         Termination Date, the Accrued Certificate Interest on the Accrual Certificates for such Distribution Date, to the extent added to the Certificate Principal Balance thereof; and

                (vi) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) and (v) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which are allocated to the Subordinate Certificates.

         With respect to any Distribution Date, "Senior Principal Distribution Amount" is equal to the lesser of (a) the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-4 Principal Distribution Amount are distributed and (b) the sum of the amounts described in clauses (i) through (vi) of the immediately preceding paragraph. With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (1) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (2) the excess, if any, of the aggregate of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date.

         Holders of the Principal Only Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed, a distribution allocable to principal equal to the Class A-4 Principal Distribution Amount. The Class A-4 Principal Distribution Amount is equal to the aggregate of:

               (i) the related Discount Fraction of the principal portion of the scheduled monthly payment on each item of Discount Mortgage Collateral due on the related Due Date, whether or not received on or prior to the related Determination Date, less the Discount Fraction of the principal portion of any related Debt Service Reductions (as defined below) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

              (ii) the related Discount Fraction of the principal portion of all unscheduled collections on each item of Discount Mortgage Collateral received during the preceding calendar month (other than amounts received in connection with a Final Disposition of an item of Discount Mortgage Collateral described in clause (iii) below), including full and partial Principal Prepayments, repurchases of Discount Mortgage Collateral (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement, Liquidation Proceeds and Insurance Proceeds, to the extent applied as recoveries of principal;

             (iii)  in  connection  with  the  Final  Disposition  of an item of
         Discount Mortgage Collateral that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the applicable Discount
         Fraction of the Stated Principal Balance of such Discount Mortgage Collateral immediately prior to such Distribution Date net of the principal portion of any related Realized Loss allocated to the Principal Only Certificates on such Distribution Date; and
              (iv) any amounts, allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above), that remain undistributed.

         A "Final Disposition" of a defaulted [Mortgage Loan] [Contract] is deemed to have occurred upon a determination by the [Master] Servicer[s] that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the [Master] Servicer[s] reasonably and in good faith expects to be finally recoverable with respect to such [Mortgage Loan] [Contract].

         The "Stated Principal Balance" of a [Mortgage Loan] [Contract] as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such [Mortgage Loan] [Contract] on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

         The "Senior Percentage," which initially will equal approximately [____]% and will in no event exceed 100%, will be adjusted for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Principal Only Certificates) immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of the aggregate amount of all the [Mortgage Loans] [Contracts] (other than the Discount Fraction of the Discount Mortgage Collateral) immediately prior to such Distribution Date. The "Subordinate Percentage" as of any date of determination is equal to 100% minus the Senior Percentage as of such date. The initial Senior Percentage is less than the initial percentage interest in the Trust Fund evidenced by the Senior Certificates (including the Principal Only Certificates) in the aggregate, because the Senior Percentage is calculated without regard to either the Certificate Principal Balance of the Principal Only Certificates or the Discount Fraction of the Stated Principal Balance of each item of Discount Mortgage Collateral.

         The Senior Accelerated Distribution Percentage for any Distribution Date occurring prior to [__________ __, ____] Distribution Date will equal 100%. Thereafter, the Senior Accelerated Distribution Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses allocated to the Subordinate Certificates, increasing the proportionate interest in the Trust Fund evidenced by the Subordinate
Certificates. Increasing the proportionate interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the Subordination provided by the Subordinate Certificates.

         The "Senior Accelerated Distribution Percentage" for any Distribution Date occurring after the [__________ __, ____] Distribution Date will be as follows: for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus [__]% of the Subordinate Percentage (as defined below) for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date after the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date (unless on any such Distribution Date the Senior
Percentage exceeds the initial Senior Percentage, in which case the Senior Accelerated Distribution Percentage for such Distribution Date will once again equal 100%). Any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not be made as of any Distribution Date unless either (a)(i) the outstanding principal balance of [Mortgage Loans][Contracts] delinquent [____] days or more averaged over the last [____] months, as a percentage of the aggregate outstanding principal balance of all [Mortgage Loans][Contracts] averaged over the last [____] months, does not exceed [____]% and (ii) Realized Losses on the [Mortgage Loans][Contracts] to date for such Distribution Date if occurring during the [____], [____],

[____], [____] or [____] year (or any year thereafter) after the Delivery Date are less than [___]%, [___]%, [___]%, [___]% or [___]%, respectively, of the sum of the initial Certificate Principal Balances of the Subordinate Certificates or
(b)(i) the outstanding principal balance of [Mortgage Loans][Contracts] delinquent [___] days or more averaged over the last [___] months, as a percentage of the aggregate outstanding principal balance of all [Mortgage Loans][Contracts] averaged over the last [___] months, does not exceed [___]% and (ii) Realized Losses on the [Mortgage Loans][Contracts] to date are less than [___]% of the sum of the initial Certificate Principal Balances of the Subordinate Certificates. Notwithstanding the foregoing, upon reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero, the Senior Accelerated Distribution Percentage will equal 0%.

         Distributions of principal on the Senior Certificates (other than the Stripped Interests Certificates) on each Distribution Date will be made (after distribution of the Senior Interest Distribution Amount as described herein under "--Interest Distributions"), as follows:

     (i) Prior to the occurrence of the Credit Support Depletion Date (as defined below): (a) the Class A-4 Principal Distribution Amount shall be distributed to the Principal Only Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance is reduced to zero;

                           (b) the Senior Principal Distribution Amount shall be
                  distributed to the Residual Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance is reduced to zero; and

                           (c) the balance of the Senior Principal  Distribution
                  Amount remaining after the distributions  described in clauses
                  (i) and (ii) above shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below as follows:

                                    (1) first,  [____.___]% and [___.______]% of
                           such amount, concurrently, to the Class A-1 Certificates and Class A-2 Certificates, respectively, until the Certificate Principal Balances thereof are reduced to zero; and

                                    (2)  second,  to the Class A-3  Certificates
                           until the Certificate Principal Balance thereof is reduced to zero.

                  (ii)  On  or  after  the  occurrence  of  the  Credit  Support
         Depletion Date, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Collateral will be distributed to the Principal Only Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount will be distributed as described under "--Interest Distributions."

                  (iii) If the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) have been reduced to zero prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, the Stripped Interests Certificates and the Subordinate Certificates, in each case as described herein.

         The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equals 100%.

         [The following table sets forth for each Distribution Date the applicable Planned Principal Balances and Targeted Principal Balances for each class of PAC and TAC Certificates and for the PAC and TAC Principal Components.

         There is no assurance that sufficient funds will be available on any Distribution Date to reduce the Certificate Principal Balances of the PAC and TAC Certificates and the amounts of the PAC and TAC Principal Components to their corresponding Planned Principal Balances or Targeted Principal Balances, as applicable, for such Distribution Date, or that distributions on such PAC and TAC Certificates and PAC and TAC Principal Components will not be made in excess of such amounts for such Distribution Date.



                        Planned Principal Balances and Targeted Principal Balances
                              Planned Principal Balances                                           Targeted Principal Balances
                  ----------------------------------------------------------------    --------------------------------------------
                                               Class [__]                           Class [___]
                                               PAC Principal                        TAC Principal
Distribution Date        Class [__]            Component                            Component                Class [   ]

Initial Balance.....
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......
[___ 25, 199_]......


(Table continued on next page.)

NY1-61845.9
             S-40





[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................


(Table continued from previous page.)

NY1-61845.9
             S-41

[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__ and thereafter]..

 The Planned Principal Balances and Targeted Principal Balances for each Distribution Date set forth in the table above were calculated based on certain assumptions, including the assumption that prepayments on the [Mortgage Loans] [Contracts] occur each month at a constant level between approximately [__]% SPA and approximately [___]% SPA, in the case of the Planned Principal Balances and that prepayments on the [Mortgage Loans] [Contracts] occur at a constant level of approximately [___]% SPA in the case of the Targeted Principal Balances. The actual characteristics and performance of the [Mortgage Loans] [Contracts] will differ from the assumptions used in determining the Planned Principal Balances and Targeted Principal Balances. The Planned Principal Balances and Targeted Principal Balances set forth in the table above are final and binding regardless of any error or alleged error in making such calculations.

 There can be no assurance that funds available for distributions of principal on the PAC and TAC Certificates and the PAC and TAC Principal Components will be sufficient to cover, or will not be in excess of, the related PAC Principal Amount and TAC Principal Amount for any Distribution Date. Distributions in reduction of the Certificate Principal Balance of any class of PAC or TAC Certificates or in reduction of the amount of the PAC or TAC Principal Components may commence significantly earlier (other than as to any class or Component for which the above table reflects a distribution on the first Distribution Date) or later than the first Distribution Date for such class or Component shown in the above table. Distributions on any of the PAC and TAC Certificates and the PAC and TAC Principal Components may end significantly earlier or later than the last Distribution Date for such class or Component shown in the above table. See "Prepayment and Yield Considerations" herein for a further discussion of the assumptions used to produce the above table and the effect of prepayments on the [Mortgage Loans] [Contracts] on the rate of payments of principal and on the weighted average lives of such Certificates.]



 The [Master] Servicer[s] may elect to treat Insurance Proceeds, Liquidation Proceeds and other unscheduled collections (not including prepayments by the Mortgagors) received in any calendar month as included in the Available Distribution Amount and the Senior Principal Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the [Master] Servicer[s] so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

Principal Distributions on the Class M Certificates

 Holders of each class of the Class M Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after (A) the sum of the Senior Interest Distribution Amount and the Senior Principal Distribution Amount is distributed to holders of the Senior Certificates, (B) reimbursement is made to the [Master] Servicer[s] for certain Advances remaining unreimbursed following the final liquidation of the related [Mortgage Loan] [Contract] to the extent described below under "--Advances," (C) the aggregate amount of Accrued Certificate
Interest and principal required to be distributed to holders of Class M Certificates and (D) the aggregate amount of Accrued Certificate Interest required to be distributed on such class of Class M Certificates on such Distribution Date is distributed to such Class M Certificates, a distribution allocable to principal in the following amounts:

     (i) the product of (a) the then-applicable Class M Percentage and (b) the aggregate of the following amounts:
                     (1) the principal portion of all scheduled monthly payments on the [Mortgage Loans] [Contracts] due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions together with other Excess Bankruptcy Losses;

                     (2) the principal portion of all proceeds of the repurchase of a [Mortgage Loan] [Contract] (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the preceding calendar month; and

NY1-IN61845.9
                                                       S-43

                     (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition of a [Mortgage Loan] [Contract] described in clause (ii) below), to the extent applied as recoveries of principal;

                  (ii) such Class M Certificate's pro rata share, based on the Certificate Principal Balance of the Class M Certificate relative to the aggregate Certificate Principal Balance of the Class M and Class B Certificates then outstanding, of all amounts received in connection with the Final Disposition of a [Mortgage Loan][Contracts] (other than the related Discount Fraction of such amounts with respect to any item of Discount Mortgage Collateral) (1) that occurred during the preceding calendar month and (2) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, to the extent applied as recoveries of principal and to the extent not otherwise payable to the Senior Certificates;

                  (iii) the portion of full and partial Principal Prepayments (other than the Discount Fraction of such Principal Prepayments with respect to any item of Discount Mortgage Collateral) made by the respective Mortgagors during the preceding calendar month allocable to the Class M Certificates, as described below;

     (iv)  an amount equal to the Excess Subordinate Principal Amount; and

                  (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i), (ii) and (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Class B Certificates.

         As to the Class M Certificates, on any Distribution Date, any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the Class M Certificates outstanding on such Distribution Date, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

         As to the Class M Certificates, on any Distribution Date, any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the Class M Certificates outstanding on such Distribution Date, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except as in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

         From the Distribution Date occurring in [__________ ____] (or if the Certificate Principal Balances of the Senior Certificates (other than the
Principal Only Certificates) have been reduced to zero prior to such Distribution Date, the Distribution Date on which such reduction occurred) to, but not including the later to occur of the Distribution Date occurring in [__________ ____] and the Distribution Date on which the Class B Percentage first equals or exceeds [____]% (approximately twice the sum of the initial Class B Percentages) before giving effect to distributions on such Distribution Date, the Class M Certificates (if outstanding) will be entitled to receive 100% of any Principal Prepayments not otherwise distributable to the Senior Certificates. Thereafter, all Principal Prepayments not otherwise distributable to the Senior Certificates will be allocated to the Class M Certificates and Class B Certificates for which certain loss levels established for such Subordinate Certificates in the Pooling and Servicing Agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to the Class B Certificates, only if the sum of the current percentage interests in the Trust Fund evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests evidenced by such class and each class, if any, subordinate thereto.

         As stated above under "--Principal Distributions on the Senior Certificates," the Senior Accelerated Distribution Percentage will be 100% during the first [___] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before

NY1-IN61845.9
                                                       S-44
the end of such period), and will thereafter equal 100% whenever the Senior Percentage exceeds the initial Senior Percentage. Furthermore, as set forth herein, the Senior Accelerated Distribution Percentage will exceed the Senior Percentage during the [___] through [___] years following the Delivery Date, and scheduled reductions to the Senior Accelerated Distribution Percentage are subject to postponement based on the loss and delinquency experience of the [Mortgage Loans] [Contracts]. Accordingly, the Class M Certificates will not be entitled to any prepayments for at least the first [___] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and may receive no prepayments or a disproportionately large or small portion of prepayments (relative to the Class M Percentage) during certain periods thereafter. See "--Principal Distributions on the Senior Certificates" herein.

Allocation of Losses; Subordination

         The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to the Class M Certificates by the Class B Certificates will cover Realized Losses on the [Mortgage Loans] [Contracts] that are Defaulted [Mortgage] [Contract] Losses, Fraud Losses, Bankruptcy Losses (each as defined in the Prospectus) and Special Hazard Losses (as defined herein), to the extent described herein. Any Realized Losses which do not constitute Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated first, to the Class B Certificates; second, to the Class M Certificates, in each case until the Certificate Principal Balance of the Class M Certificates have been reduced to zero; and third, if any such Realized Losses are on any item of Discount Mortgage Collateral, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Losses, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Collateral will be allocated to the remaining classes of Senior Certificates on a pro rata basis. Any allocation of a Realized Loss (other than a Debt Service Reduction) to a Certificate will be made by reducing the Certificate Principal Balance thereof, in the case of the principal portion of such Realized Loss, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the month following the calendar month in which such Realized Loss was incurred. In addition, any such allocation of a Realized Loss to a Class M Certificate may also be made by operation of the payment priority to the Senior Certificates set forth under "--Principal Distributions on the Senior Certificates" and the Class M Certificates. As used herein, "Debt Service Reduction" means a reduction in the amount of the monthly payment due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. As used herein, "Subordination" refers to the provisions discussed above for the sequential allocation of Realized Losses among the various classes, as well as all provisions effecting such allocations including the priorities for distribution of cash flows in the amounts described herein.

         Allocations of the principal portion of Debt Service Reductions to the Class M Certificates and the Class B Certificates will result from the priority of distributions of the Available Distribution Amount as described herein under "--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates," which distributions shall be made first to the Senior Certificates and then to the Class M Certificates. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not reduce the level of Subordination, as such term is defined herein, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders or the Class M Certificateholders, as applicable. The holders of the Offered Certificates will not be entitled to any additional payments with respect to Realized Losses from amounts otherwise distributable on any classes of Certificates subordinate thereto (except in limited circumstances in respect of any Excess Subordinate Principal Amount and, in the case of the Principal Only Certificates, because an amount equal to the Discount Fraction of the Stated Principal Balance of an item of Discount Mortgage Collateral will be paid to the Principal Only Certificates as described in clause (3) of the definition of "Class A-4 Principal Distribution Amount"). Accordingly, the Subordination provided to the Senior Certificates (other than the Principal Only Certificates) and to the Class M Certificates by the Class B Certificates with respect to Realized Losses allocated on any Distribution Date will be effected primarily by increasing the Senior Percentage or the Class M Percentage of future distributions of principal of the remaining [Mortgage Loans] [Contracts]. Because the Discount Fraction of the Discount Mortgage Collateral will not change over time, the protection from losses provided to the Principal Only Certificates by the Subordinate Certificates is limited to the prior right of the Principal Only Certificates to receive distributions in respect of principal as described herein under "--Principal Distributions on the Senior Certificates". Furthermore, principal losses on the [Mortgage Loans]

NY1-IN61845.9
                                                       S-45

[Contracts] that are not covered by Subordination will be allocated to the Principal Only Certificates only to the extent they occur on any item of Discount Mortgage Collateral and only to the extent of the related Discount Fraction of such losses. Such allocation of principal losses on the Discount Mortgage Collateral may result in such losses being allocated in an amount that is greater or less than would have been the case had such losses been allocated in proportion to the Certificate Principal Balance of the Principal Only
Certificates. Thus, the Senior Certificates (other than the Principal Only Certificates) will bear the entire amount of losses that are not covered by Subordination other than the amount allocable to the Principal Only Certificates, which losses will be allocated among all classes of Senior Certificates other than the Principal Only Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances.

         Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, Extraordinary Losses or other losses of a type not covered by the Subordination on Non-Discount Mortgage Collateral will be allocated on a pro rata basis among the Senior Certificates (other than the Principal Only Certificates), Class M Certificates and Class B Certificates (any such Realized Losses so allocated to the Senior Certificates (other than the Principal Only Certificates) or Class M Certificates will be allocated without priority among the various classes of Senior Certificates (other than the Principal Only Certificates) or Class M Certificates). The principal portion of such losses on Discount Mortgage Collateral will be allocated to the Principal Only Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Collateral will be allocated among the remaining Certificates on a pro rata basis. An allocation of a Realized Loss on a "pro rata basis" among two or more classes of Certificates means an allocation to each such class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a Realized Loss.

         With respect to any defaulted [Mortgage Loan] [Contract] that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such [Mortgage Loan] [Contract] was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the [Master] Servicer[s] [or the Subservicer] for Advances and expenses, including attorneys' fees) towards interest and principal owing on the [Mortgage Loan] [Contract]. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referred to herein as "Realized Losses."

         In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount, the Class A-4 Principal Distribution Amount and the Senior Principal Distribution Amount, on each Distribution Date, holders of Senior Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate Certificates, to the extent necessary to satisfy the Senior Interest Distribution Amount, the Class A-4 Principal Amount and the Senior Principal Distribution Amount. Similarly, holders of the Class M Certificates have a right to distributions of the Available Distribution Amount prior to the rights of holders of the Class B Certificates.

         The application of the Senior Accelerated Distribution Percentage (when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount will accelerate the amortization of the Senior Certificates (other than the Principal Only Certificates) relative to the actual amortization of the [Mortgage Loans] [Contracts]. The Principal Only Certificates will not receive more than the Discount Fraction of any unscheduled payment relating to any item of Discount Mortgage Collateral. To the extent that the Senior Certificates (other than the Principal Only Certificates) are amortized faster than the [Mortgage Loans] [Contracts], in the absence of offsetting Realized Losses allocated to the Certificates, the percentage interest evidenced by the Senior Certificates (other than the Principal Only Certificates) in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Principal Balances, the Subordination afforded to the Senior Certificates by the Subordinate Certificates collectively.

         The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses (the "Special Hazard Amount") through Subordination shall initially be equal to $[__________]. As of any date

NY1-IN61845.9
                                                       S-46
of determination following the Cut-off Date, the Special Hazard Amount shall equal $[__________] less the sum of (i) any amounts allocated through Subordination in respect of Special Hazard Losses and (ii) the Adjustment Amount. The "Adjustment Amount" will be equal to an amount calculated pursuant to the terms of the Pooling and Servicing Agreement. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus, except that Special Hazard Losses will not include and the Subordination will not cover Extraordinary Losses, and Special Hazard Losses will not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

         The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses (the "Fraud Loss Amount") through Subordination shall initially be equal to $[__________]. As of any date of determination after the Cut-off Date, the Fraud Loss Amount shall equal (i) prior to the first anniversary of the Cutoff Date an amount equal to [____]% of the aggregate principal balance of all of the [Mortgage Loans] [Contracts] as of the Cut-off Date minus the aggregate amounts allocated through Subordination with respect to Fraud Losses up to such date of determination and (ii) from the [__________] to the [__________] anniversary of the Cut-off Date, an amount equal to (a) the lesser of (1) the Fraud Loss Amount as of the most recent anniversary of the Cutoff Date and (2) [____]% of the aggregate principal balance of all of the [Mortgage Loans] [Contracts] as of the most recent anniversary of the Cut-off Date minus (b) the aggregate amounts allocated through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the [__________] anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through Subordination.

         The aggregate amount of Realized Losses which may be allocated in connection with Bankruptcy Losses (the "Bankruptcy Amount") through Subordination will initially be equal to $[__________]. As of any date of determination on or after the [__________] anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (i) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, over
(ii) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Certificates through Subordination since the Relevant Anniversary.

         Notwithstanding the foregoing, the provisions relating to Subordination will not be applicable in connection with a Bankruptcy Loss so long as the [Master] Servicer[s] [has] [have] notified the Trustee in writing that the [Master] Servicer[s] [is] [are] diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related [Mortgage Loan] [Contract] and either (i) the related [Mortgage Loan] [Contract] is not in default with regard to payments due thereunder or (ii) delinquent payments of principal and interest under the related [Mortgage Loan] [Contract] and any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respect of such [Mortgage Loan] [Contract] are being advanced on a current basis by the [Master] Servicer[s] or a Subservicer.

         [The Special Hazard Amount, Fraud Amount and Bankruptcy Amount are subject to further reduction with consent of the Rating Agencies.]

[Advances]

         [Prior to each Distribution Date, the [Master] Servicer[s] [is] [are] required to make Advances (out of its own funds[, advances made by a Subservicer] or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees) which were due on the [Mortgage Loans] [Contracts] on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.]

         [Such Advances are required to be made only to the extent they are deemed by the [Master][Servicer[s] to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Certificates. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The [Master] Servicer[s] will not be required to make any Advances with respect to reductions in the amount of the monthly

NY1-IN61845.9
                                                       S-47
payments on the [Mortgage Loans] [Contracts] due to Debt Service Reductions or the application of the Relief Act or similar legislation or regulation. Any failure by the [Master] Servicer[s] to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor [Master] Servicer[s], will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.]

         [All Advances will be reimbursable to the [Master] Servicer[s] on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the [Mortgage Loans] [Contracts] as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed following the final liquidation of the related item of [Mortgage Loans]
[Contracts], from amounts otherwise distributable on the Subordinate Certificates; provided, however, that only the Subordinate Percentage of such Advances are reimbursable from amounts otherwise distributable on the Subordinate Certificates in the event that such Advances were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and the Senior Percentage of such Advances which may not be so reimbursed from amounts otherwise distributable on the Subordinate Certificates may be reimbursed to the [Master] Servicer[s] out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates. In the latter event, the aggregate amount otherwise distributable on the Senior Certificates will be reduced by an amount equal to the Senior Percentage of such Advances. In addition, if the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, any Advances previously made which are deemed by the [Master] Servicer[s] to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the [Master] Servicer[s] out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates.]


                                    CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         The yields to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the [Mortgage Loans] [Contracts] and the amount and timing of Mortgagor defaults resulting in Realized Losses. Such yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the [Mortgage Loans] [Contracts] in the Trust Fund. The rate of principal payments on such [Mortgage Loans] [Contracts] will in turn be affected by the amortization schedules of the [Mortgage Loans] [Contracts], the rate and timing of principal prepayments thereon by the Mortgagors, liquidations of defaulted [Mortgage Loans] [Contracts] and repurchases of [Mortgage Loans] [Contracts] due to certain breaches of representations. The timing of changes in the rate of prepayments, liquidations and repurchases of the [Mortgage Loans] [Contracts] may, and the timing of Realized Losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the [Mortgage Loans] [Contracts] will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

         The [Mortgage Loans] [Contracts] may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The [Mortgage Loans] [Contracts] contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the [Mortgage Loans] [Contracts] will be allocated among the Senior Certificates (other than the Principal Only Certificates) and, during certain periods, no principal prepayments or a disproportionately small or large portion of principal prepayments on the [Mortgage Loans] [Contracts] relative to the Class M Percentage will be distributed on the Class M Certificates. Prepayments, liquidations and purchases of the [Mortgage Loans] [Contracts] will result in distributions to holders of the Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the [Mortgage Loans] [Contracts]. Factors affecting prepayment (including defaults and liquidations) of [mortgage loans] [manufactured housing contracts] include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes

NY1-IN61845.9
                                                       S-48
in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage interest rates fell significantly below the Mortgage Rates on the [Mortgage Loans] [Contracts], the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage interest rates rose significantly above the Mortgage Rates on the [Mortgage Loans] [Contracts], the rate of prepayments on the [Mortgage Loans] [Contracts] would be expected to decrease.

         The rate of defaults on the [Mortgage Loans] [Contracts] will also affect the rate and timing of principal payments on the [Mortgage Loans] [Contracts]. In general, defaults on [mortgage loans] [manufactured housing contracts] are expected to occur with greater frequency in their early years. [Although little data is available with respect to the rate of default on Junior Mortgage Loans, the rate of default of such Mortgage Loans may be greater than that of mortgage loans secured by first liens on comparable properties.] The rate of default on [Mortgage Loans] [Contracts] which are refinance or limited documentation mortgage loans, and on [Mortgage Loans] [Contracts] with high [Combined] Loan-to-Value Ratios, may be higher than for other types of [Mortgage Loans] [Contracts]. Furthermore, the rate and timing of prepayments, defaults and liquidations on the [Mortgage Loans] [Contracts] will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus.

         After the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the yield to maturity on the class of Class M Certificates will be extremely sensitive to losses on the [Mortgage Loans] [Contracts] (and the timing thereof) because the entire amount of losses that are covered by Subordination will be allocated to such Class M Certificates. Furthermore, because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

         Because the Mortgage Rates on the [Mortgage Loans] [Contracts] and the Pass-Through Rates on the Offered Certificates (other than the Stripped Interests Certificates) are fixed, such rates will not change in response to changes in market interest rates. The Pass-Through Rate on the Stripped Interests Certificates is based on the weighted average of the Pool Strip Rates on the [Mortgage Loans] [Contracts] and such Pool Strip Rates will not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the Offered Certificates were to rise, the market value of the Offered Certificates may decline.

         [Although the Mortgage Rates on the [Mortgage Loans] [Contracts] will adjust annually, such increases and decreases will be limited by the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate, if applicable, on each [Mortgage Loan] [Contract], and will be based on the Index (which may not rise and fall consistently with prevailing mortgage rates) plus the related Gross Margin (which may be different from the prevailing margins on other mortgage loans). As a result, the Mortgage Rates on the [Mortgage Loans] [Contracts] at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the [Mortgage Loans] [Contracts] have Maximum Mortgage Rates, if prevailing mortgage rates were to increase above the Maximum Mortgage Rates, the rate of prepayment on the [Mortgage Loans] [Contracts] may be expected to decrease, and the yield to investors may be less than prevailing mortgage rates. In general, if prevailing mortgage rates fall significantly below the Mortgage Rates on the [Mortgage Loans] [Contracts], the rate of prepayments (including refinancings) will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the [Mortgage Loans] [Contracts], the rate of prepayment on the [Mortgage Loans] [Contracts] will be expected to decrease.]

         As described above under "Description of the Offered Certificates--Allocation of Losses; Subordination" and "--Advances," amounts otherwise distributable to the Class M Certificates may be made available to protect the holders of the Senior Certificates against interruptions in distributions due to certain Mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies may affect the yields to investors in the Class M Certificates, and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class M Certificates. Furthermore, the Principal Only Certificates will share in the principal portion of Realized Losses on the [Mortgage Loans] [Contracts] only to the extent that they are incurred with respect to Discount

NY1-IN61845.9
                                                       S-49

Mortgage Collateral and only to the extent of the related Discount Fraction; thus, after the Class B Certificates and the Class M Certificates are retired or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Certificates (other than the Principal Only Certificates) may be affected to a greater extent by losses on Non-Discount Mortgage Collateral than losses on Discount Mortgage Collateral. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on the Class M Certificates if such delinquencies or losses cause the scheduled reduction of the Senior Accelerated Distribution Percentage to be delayed.

         The amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any interest shortfalls to the extent not covered by Subordination or by the [Master] Servicer[s] as described below, including Prepayment Interest Shortfalls and, in the case of each class of the Class M Certificates, the interest portions of Realized Losses allocated solely to such class of Certificates. See "Yield Considerations" in the Prospectus and "Description of the Offered Certificates--Interest Distributions" herein for a discussion of the effect of principal prepayments on the [Mortgage Loans] [Contracts] on the yields to maturity of the Offered Certificates and certain possible shortfalls in the collection of interest. [Prior to the Accretion Termination Date, interest shortfalls allocated to the Accrual Certificates will reduce the amount added to the Certificate Principal Balance thereof in respect of Accrued Certificate Interest and will result in a corresponding reduction of the amount available for distributions in respect of principal on the Senior Certificates. Furthermore, because such interest shortfalls will result in the Certificate Principal Balance of the Accrual Certificates being less than it would be in the absence of such interest shortfalls, the amount of interest that will accrue in the future on the Accrual Certificates and be available for distributions in respect of principal on the Senior Certificates will be reduced. Accordingly, the weighted average lives and assumed final Distribution Dates of the Senior Certificates will be extended.]

         With respect to any Distribution Date, Prepayment Interest Shortfalls resulting from prepayments in full for such Distribution Date will be offset by the [Master] Servicer[s] to the extent such Prepayment Interest Shortfalls do not exceed [one-twelfth of _____% of the Stated Principal Balance of the
[Mortgage Loans] [Contracts] immediately preceding such Distribution Date]. Thus, the yield to investors in the Offered Certificates generally will not be affected by Prepayment Interest Shortfalls allocable thereto resulting from prepayments in full in the month preceding any Distribution Date to the extent that such shortfalls do not exceed the amount offset by the [Master] Servicer[s].

         The yield to maturity on each class of the Offered Certificates will depend on the prices paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         [A number of factors affect the performance of the Index and may cause the Index to move in a manner different from other indices. To the extent that the Index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to Offered Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, the Index may remain higher than other market interest rates which may result in a higher level of prepayments of the [Mortgage Loans] [Contracts], which adjust in accordance with the Index, than of [mortgage loans] [contracts] which adjust in accordance with other indices.]

         The assumed final Distribution Date with respect to each class of the Offered Certificates is [_____ __, ____] which is the Distribution Date [immediately] [___ months] following the latest scheduled maturity date for any [Mortgage Loan] [Contract]. No event of default, change in the priorities for distribution among the various classes or other provisions under the Pooling and Servicing Agreement will arise or become applicable solely by

NY1-IN61845.9
                                                       S-50
reason of the failure to retire the entire Certificate Principal Balance of any class of Certificates on or before its assumed final Distribution Date.

         "Weighted Average Life" refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The Weighted Average Life of the Offered
Certificates will be influenced by, among other things, the rate at which principal of the [Mortgage Loans] [Contracts] is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         [Prepayments on [mortgage loans] [manufactured housing contracts] are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new [mortgage loans] [manufactured housing contracts]. A prepayment assumption of 100% SPA assumes constant prepayment rates of [___]% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional [___]% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the [mortgage loans] [manufactured housing contracts], 100% SPA assumes a constant prepayment rate of [___]% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA (no prepayments). Correspondingly, "[___]% SPA" assumes prepayment rates equal to [___]% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of [mortgage loans] [manufactured housing contracts], including the [Mortgage Loans] [Contracts].]

Modeling Assumptions

         The table set forth below has been prepared on the basis of certain assumptions (the "Modeling Assumptions") as described below regarding the weighted average characteristics of the [Mortgage Loans] [Contracts] that are expected to be included in the Trust Fund as described under "Description of the [Mortgage] [Contract] Pool" herein and the performance thereof. The table assumes, among other things, that: (i) as of the date of issuance of the Offered Certificates, the aggregate principal balance of the Discount Mortgage Collateral is $[__________] and each item of Discount Mortgage Collateral has a Mortgage Rate of [___]% per annum, an original term to maturity of [___] months, a remaining term to maturity of [___] months and a related Servicing Fee Rate of approximately [___]% per annum, and the aggregate principal balance of the Non-Discount Mortgage Collateral is $[___________] and each item of Non-Discount Mortgage Collateral has a Mortgage Rate of [___]% per annum, an original term to maturity of [___] months, a remaining term to maturity of [___] months and a related Servicing Fee Rate of approximately [___]% per annum; (ii) the scheduled monthly payment for each [Mortgage Loan] [Contract] has been based on its outstanding balance, interest rate and remaining term to maturity, such that the [Mortgage Loan] [Contract] will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) none of the Mortgage Collateral Sellers, the [Master] Servicer[s] or the Company will repurchase any [Mortgage Loan] [Contract] and neither the [Master] Servicer[s] nor the Company exercises any option to purchase the [Mortgage Loans] [Contracts] and thereby cause a termination of the Trust Fund; (iv) there are no delinquencies or Realized Losses on the [Mortgage Loans] [Contracts], and principal payments on the [Mortgage Loans] [Contracts] will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month; (vi) payments on the Certificates will be received on the 25th day of each month, commencing [________ 25, 199_]; (vii) payments on the [Mortgage Loans] [Contracts] earn no reinvestment return; (viii) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund; and
(ix) the Certificates will be purchased on [_____ __, 199_].

         SOME OF THE FOREGOING MODELING ASSUMPTIONS REGARDING THE
CHARACTERISTICS OF THE [MORTGAGE LOANS] [CONTRACTS] AND THE CERTIFICATES DIFFER FROM ACTUAL CHARACTERISTICS THEREOF.

         The actual characteristics and performance of the [Mortgage Loans] [Contracts] will differ from the Modeling Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided

NY1-IN61845.9
                                                       S-51
only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is unlikely that the [Mortgage Loans] [Contracts] will prepay at a constant level of SPA until maturity or that all of the [Mortgage Loans] [Contracts] will prepay at the same level of SPA. Moreover, the diverse remaining terms to maturity of the [Mortgage Loans] [Contracts] could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the [Mortgage Loans] [Contracts] is as assumed. Any difference between such Modeling Assumptions and the actual characteristics and performance of the [Mortgage Loans] [Contracts], or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

         Subject to the foregoing discussion and assumptions, the following table indicates the Weighted Average Life of each class of Offered Certificates (other than the Stripped Interests Certificates [and Residual Certificates]) and sets forth the percentages of the initial Certificate Principal Balance of each such class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of SPA.

NY1-IN61845.9
                                                       S-52



         Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA


Distribution Date              Class A-1                          Class A-2             Class A-4               Class M
-----------------

                         ---------------------               -------------------    -----------------    ---------------------
                         0%[  ]%[  ]%[  ][  ]%               0%[  ][  ][  ]%[  ]%   0% [  [% ][  [% ]%   0%[  ][  ][  ][  ]%
                         ---------------------               --------------------   -- ---------------   -------------------
Initial Percentage































Weighted Average
  Life Years**



 * Indicates a number that is greater than zero but less than 0.5%.
**    [The Weighted  Average Life of a Certificate of any class is determined by
      (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balance of the Certificate.]

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the [Mortgage Loans] [Contracts], which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



NY1-IN61845.9
                                                       S-53

     Principal  Only  Certificate  and  Stripped  Interests   Certificate  Yield
          Considerations
         The amounts payable with respect to the Principal Only Certificates derive only from principal payments on the Discount Mortgage Collateral. As a result, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Discount Mortgage Collateral.

         The yield to maturity on the Stripped Interests Certificates will be extremely sensitive to both the timing of receipt of principal prepayments and the overall rate of principal prepayments and defaults on the [Mortgage Loans] [Contracts], which rate may fluctuate significantly over time. Investors in the Stripped Interests Certificates should fully consider the risk that a rapid rate of principal prepayments on the [Mortgage Loans] [Contracts] could result in the failure of such investors to fully recover their investments.

         The following tables indicate the sensitivity of the pre-tax yield to maturity on the Principal Only Certificates and Stripped Interests Certificates to various constant rates of prepayment on the [Mortgage Loans] [Contracts] by projecting the monthly aggregate payments on the Principal Only Certificates and Stripped Interests Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses (i) through (ix) of the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the [Mortgage Loans] [Contracts], which differ from the actual characteristics and performance thereof and assuming the aggregate purchase prices set forth below and assuming further the Pass-Through Rate and Notional Amount of the Stripped Interests Certificates are as set forth herein. Any differences between the Modeling Assumptions and the actual characteristics and performance of the [Mortgage Loans] [Contracts] and of the Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

                              Pre-Tax Yield to Maturity of the Principal Only
                             Certificates at the Following Percentages of SPA


Assumed Purchase Price             0%  [    ]% [    ]% [    ]% [    ]%  [    ]%
----------------------          -----  ------- ------- ------- -------  -------

$[------------]        [----]%  [----]%[----]% [----]% [----]% [----]%


                      Pre-Tax Yield to Maturity of the Stripped Interests
                       Certificates at the Following Percentages of SPA


Assumed Purchase Price           0%  [    ]% [    ]% [    ]%  [    ]% [    ]%
----------------------        -----  ------- ------- -------  ------- -------

$[------------]        [----]%[----]%[----]% [----]% [----]%  [----]%


         Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Principal Only Certificates or Stripped Interests Certificates, as applicable, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the related table. Accrued interest is included in the assumed purchase price of the Stripped Interests Certificates and is used in computing the corporate bond equivalent yields shown in the table relating to the Stripped Interests Certificates. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Principal Only Certificates and

NY1-IN61845.9
                                                         S-54

Stripped Interests Certificates, and thus do not reflect the return on any investment in such Certificates when any reinvestment rates other than the discount rates are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the [Mortgage Loans] [Contracts] will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Principal Only Certificates and Stripped Interests Certificates are likely to differ from those shown in the tables, even if all of the [Mortgage Loans] [Contracts] prepay at the indicated constant percentages of SPA over any given time period or over the entire life of the Certificates. A lower than anticipated rate of principal prepayments on the Discount Mortgage Collateral will have a material adverse effect on the yield to maturity of the Principal Only Certificates. The rate and timing of principal prepayments on the Discount Mortgage Collateral may differ from the rate and timing of principal prepayments on the [Mortgage] [Contract] Pool. In addition, because the Discount Mortgage Collateral have Net Mortgage Rates that are lower than the Net Mortgage Rates of the Non-Discount Mortgage Collateral, and because [Mortgage Loans] [Contracts] with lower Net Mortgage Rates are likely to have lower Mortgage Rates, the Discount Mortgage Collateral is generally likely to prepay under most circumstances at a lower rate than the Non-Discount Mortgage Collateral. In addition, holders of the Stripped Interests Certificates generally have rights to relatively larger portions of interest payments on [Mortgage Loans] [Contracts] with higher Mortgage Rates; thus, the yield on the Stripped Interests Certificates will be materially adversely affected to a greater extent than on the other Offered Certificates if the [Mortgage Loans] [Contracts] with higher Mortgage Rates prepay faster than the [Mortgage Loans] [Contracts] with lower Mortgage Rates. Because [Mortgage Loans] [Contracts] having higher Pool Strip Rates generally have higher Mortgage Rates, such [Mortgage Loans] [Contracts] are generally more likely to be prepaid under most circumstances than are [Mortgage Loans] [Contracts] having lower Pool Strip Rates.

         There can be no assurance that the [Mortgage Loans] [Contracts] will prepay at any particular rate or that the yields on the Principal Only Certificates and Stripped Interests Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the [Mortgage Loans] [Contracts] could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the [Mortgage Loans] [Contracts] is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Stripped Interests Certificates should fully consider the risk that a rapid rate of prepayments on the [Mortgage Loans] [Contracts] could result in the failure of such investors to fully recover their investments.

         For   additional   considerations   relating   to  the  yields  on  the
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the Residual Certificates

         The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the REMIC's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the [Mortgage] [Contract] Pool.

         The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

NY1-IN61845.9
                                                         S-55

                                            POOLING AND SERVICING AGREEMENT

General

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Senior Certificates. [The Trustee will appoint ______________________ to serve as Custodian in connection with the Certificates.] The Senior Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the [__________] of Residential Assets Securities Corporation, [____________________]. In addition to the circumstances described in the Prospectus, the Company may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

[The Servicer[s]]

         [_________] [Various Servicers approved by the Master Servicer] will provide customary servicing functions with respect to the [Mortgage Loans] [Contracts] pursuant to [a] [the Pooling and] Servicing Agreement[s]. [Among other things, the Servicer[s] are obligated, under certain circumstances, to advance delinquent payments of principal and interest with respect to [Mortgage Loans] [Contracts].]

         [Approximately _______% of the [Mortgage Loans] [Contracts] will be serviced by _________.] [The following information was obtained from the Servicer[s].

         [The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four-family residential mortgage loans that were being serviced by [Servicer] on __________ __, 199_, __________ __, 199_ and __________ __, 199_.

NY1-IN61845.9
                                                         S-56

                      Total Loan Portfolio Delinquency Experience

                       At          , 199At           , 199      At       , 199
                       By No. By Dollar By No.    By Dollar     By No.By Dollar
                         of   Amount of   of      Amount of       of  Amount of
                       Loans     Loans  Loans       Loans      Loans    Loans
                                         (Dollar Amounts in Thousands)

Total Loan Portfolio...      $                  $

Period of Delinquency
31 to 59 days........
60 to 89 days........
90 days or more (1)..
Foreclosures Pending...
REO Property...........

Total Delinquent Loans.      $                  $
                       ===== =========== =====  ===========      =====

Percent of Loan            %           %     %            %          %        %
Portfolio

(1) Does not include foreclosures pending.


         The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of [Servicer] as of ________ __, 199_, ________ __, 199_ and ________ __, 199_ with respect to the mortgage loans referred to above.

                          Total Loan Portfolio Foreclosure Experience

                              At or for            At or for        At or for
                           the year ended       the year ended   the year ended
                            -------- --,         -------- --,     -------- --,
                                199                  199_                199
                           ----------------   ------------------------------
                                         (Dollar Amounts in Thousands)
Total Loan Portfolio....... $                    $                    $
Average Portfolio Balance.. $                    $                    $
Gross Loss(1).............. $                    $                    $
Net Loss(2) ............... $                    $                    $

----------------------
     (1) Gross Loss is the sum of gross losses less net recoveries on all mortgage loans liquidated during the period indicated.
     (2) Net Loss is Gross Loss minus all proceeds received in connection with liquidated mortgage loans from mortgage pool insurance, special hazard insurance or other insurance and proceeds received from or losses borne by other credit enhancement, including subordinated certificates, but not including primary mortgage insurance, hazard insurance or other insurance with respect to specific mortgaged properties for the period indicated.
         There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.]

[The Master Servicer]

         [Residential Funding, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Company,] [___________] will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of the Master Servicer and its activities, see "The Pooling and Servicing Agreement" in the Prospectus.]


NY1-IN61845.9
                                                             S-57

Servicing and Other Compensation and Payment of Expenses

         The Servicing Fees for each [Mortgage Loan] [Contract] are payable out of the interest payments on such [Mortgage Loan] [Contract]. The Servicing Fees in respect of each [Mortgage Loan] [Contract] will be at least [____]% and not more than [____]% per annum of the outstanding principal balance of each [Mortgage Loan] [Contract]. The Servicing Fees consist of (a) servicing compensation payable to the [Master] Servicer[s] in respect of [its master] servicing activities, and (b) subservicing and other related compensation payable to the subservicer (including such compensation paid to the [Master] Servicer[s] as the direct servicer of a [Mortgage Loan] [Contract] for which there is no subservicer]. The primary compensation to be paid to the [Master] Servicer[s] in respect of its servicing activities will be [____]% per annum (the "Servicing Fee Rate") of the outstanding principal balance of each item of Mortgage Collateral. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to [____]% per annum of the outstanding principal balance of each item of Mortgage Collateral serviced by it. The [Master] Servicer[s] is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the [Master] Servicer[s] in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates--Servicing and Administration of Mortgage Collateral" in the Prospectus for information regarding other possible compensation to the [Master] Servicer[s] and subservicers and for information regarding expenses payable by the [Master] Servicer[s].

Voting Rights

         Certain actions specified in the Prospectus that may be taken by the Certificateholders evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. [__]% of all Voting Rights will be allocated among all holders of the Certificates (other than the Stripped Interests Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, and [_]% and [_]% of all Voting Rights will be allocated among holders of the Stripped Interests Certificates and the Residual Certificates, in proportion to the percentage interests evidenced by their respective Certificates.

[Termination]

         [The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Offered Certificates are described in "Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus. The [Master] Servicer[s] or the Company will have the option on any Distribution Date on which the aggregate principal balance of the [Mortgage Loans] [Contracts] is less than [__]% of the aggregate principal balance of the [Mortgage Loans] [Contracts] as of the Cut-off Date either (i) to purchase all remaining [Mortgage Loans] [Contracts] and other assets in the Trust Fund, thereby effecting early retirement of the Offered Certificates or (ii) purchase in whole, but not in part, the Certificates. Any such purchase of [Mortgage Loans] [Contracts] and other assets of the Trust Fund shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each item of [Mortgage Loans] [Contracts] (or, the fair market value of the related underlying Mortgaged Properties with respect to defaulted [Mortgage Loans] [Contracts] as to which title to such underlying Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the Distribution Date on which the purchase proceeds are to be distributed plus (b) accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month of repurchase. Distributions on the Certificates in respect of any such optional termination will be paid, first, to the Senior Certificates and the Class M Certificates, pro rata, based on their respective Certificate Principal Balances, second, to the Class B Certificates. The proceeds of any such distribution may not be sufficient to distribute the full amount to each class of Certificates if the purchase price is based in part on the fair market appraised value of any underlying Mortgaged Property and such appraised value is less than 100% of the unpaid principal balance of the related [Mortgage Loan] [Contract]. Any such purchase of the Certificates will be made at a price equal to 100% of the Certificate Principal Balance thereof plus the sum of one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest. Upon the purchase of the Certificates or at any time thereafter, at the option of the [Master] Servicer[s] or the Company, the [Mortgage Loans] [Contract] may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the [Master] Servicer[s] or the Company.]


NY1-IN61845.9
                                                             S-58

         Upon presentation and surrender of the Offered Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Offered Certificates will be entitled to receive, subject to the priorities set forth above, an amount equal to the Certificate Principal Balance of such class plus one month's interest thereon (or with respect to the Stripped Interests Certificates, one month's interest on the Notional Amount) at the applicable Pass-Through Rate plus any previously unpaid Accrued Certificate Interest.


                  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Offered Certificates, ______________________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

         For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates) and Class B Certificates will represent ownership of "regular interests" in the Trust Fund and will generally be treated as representing ownership of debt instruments of the Trust Fund. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

     The    Certificates    will    not    be    treated    as    having    been
--------------------------------------------------------------------------
issued with original issue discount for federal income tax reporting purposes. The Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the [Mortgage Loans] [Contracts] will prepay at a rate equal to ___% SPA. No representation is made that the [Mortgage Loans] [Contracts] will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.
         The OID Regulations suggest that original issue discount with respect to securities such as the Stripped Interests Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which are required under the Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Stripped Interests Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

         If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Stripped Interests Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Stripped Interests Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the [Mortgage Loans] [Contracts]. Any such loss might be treated as a capital loss.

         Although they are unclear on the issue, in certain circumstances the OID Regulations appear to permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the [Master] Servicer[s] in preparing reports to the Certificateholders and the IRS.

         Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate

NY1-IN61845.9
                                                             S-59
at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

         The Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the [Master] Servicer[s] or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

Special Tax Considerations Applicable to Residual Certificates

         The REMIC Regulations significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. In addition, the REMIC Regulations contain restrictions that apply to: (i) thrift institutions holding residual interests lacking "significant value" and
(ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

         The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC Regulations, the Residual Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Residual Certificates, which will be in an amount equal to all or virtually all of the taxable income includible by holders of the Residual Certificates. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" in the Prospectus.

         The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

         The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the Trust Fund's term that significantly exceeds the amount of cash distributions received by such Residual Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash

NY1-IN61845.9
                                                             S-60
distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Funds' term as a result of their ownership of the Residual Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

         [[Residential Funding[] will be designated as the "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.]

         Purchasers of the Residual Certificates are strongly advised to consult their tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

         For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the
Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

         [FOR TRUSTS TREATED AS GRANTOR TRUSTS]

         [Upon the issuance of the Offered Certificates [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood], counsel to the Company will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes the Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or as an association taxable as a corporation. Accordingly, each holder of a Certificate generally will be treated as the owner of an interest in the Mortgage Collateral included in the Trust Fund.

         For purposes of the following discussion, the [Class ____ and Class ____] Certificates, a Grantor Trust, which represent an undivided equitable ownership interest in the principal of the Mortgage Collateral, together with interest thereon at the Applicable Pass-Through Rate, will be referred to as a "Grantor Trust Fractional Interest Certificate." The [Class ___ and Class ___] Certificates, which represent ownership of all or a portion of the difference between interest paid on the Mortgage Collateral (net of Servicing Fees and any Spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates will be referred to as a "Grantor Trust Strip Certificate." A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Collateral.

         Characterization of Investments in Grantor Trust Certificates

         Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates[, subject to the discussion below with respect to Buy-Down Loans], counsel to the Company will deliver an opinion upon issuance of the offered certificates that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code [(except to the extent representing a Contract secured by a Manufactured Home that is not permanently fixed to real property)]; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code [(except to the extent representing a Contract secured by a Manufactured Home used on a transient basis)]; (iii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (iv) "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code. In addition, counsel to the Company will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

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                                                             S-61

         [The Mortgage Collateral includes Buy-Down Loans. The characterization of an investment in Buy-Down Loans will depend upon the precise terms of the related Buy-Down Agreement, but to the extent that such Buy-Down Loans are secured by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. No directly applicable precedents exist with respect to the federal income tax treatment or the characterization of investments in Buy-Down Loans. Accordingly, holders of Grantor Trust Fractional Interest Certificates should consult their tax advisors with respect to the characterization of investments in Grantor Trust Fractional Interest Certificates.].

         Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of [Mortgage Loans] [Contracts] that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. The policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts), however, may suggest that such characterization is appropriate. Counsel to the Company will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust Fractional Interest Certificates

         Holders of a Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Collateral (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Collateral. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. In addition, Certificateholders (other than
corporations)   subject  to  the   alternative   minimum   tax  may  not  deduct
miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. [If multiple classes of Grantor Trust Certificates] [Although it is not entirely clear, it appears that such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the Internal Revenue Service (the "IRS") and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.]

         [The IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors." The servicing fees paid with respect to the Mortgage Collateral are higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing

NY1-IN61845.9
                                                             S-62
compensation. [Information regarding servicing fees paid to the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply].

         [If Certificates subject to the "stripped bond" rules of Section 1286 of the Code.] [Each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

         Application of Strip Bond Rules. The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, as well as such Certificate's share of reasonable servicing fees and other expenses[, other than payments of fixed interest payable periodically (not less than annually)]. In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "Sales of Grantor Trust Certificates") and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed at the rate (assuming compounding based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Collateral, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Collateral will not include any payments made in respect of any ownership interest in the Mortgage Collateral retained by the Company, the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

         Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

         In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Collateral allocable to such Certificate, the use of a prepayment assumption would not ordinarily have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

         If a prepayment assumption is not used, then when an item of Mortgage Collateral prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the item of Mortgage Collateral that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Collateral. If a prepayment assumption is used, it appears that no separate item of income or loss

NY1-IN61845.9
                                                             S-63
should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Company, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

         Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). [Specify if interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Collateral disclose that fact.] If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Collateral, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "If Stripped Bond Rules Do Not Apply" and "Market Discount."]

         [If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, [if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate,] the Certificateholder will be required to report its share of the interest income on the Mortgage Collateral in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Collateral issued with original issue discount.

         The original issue discount, if any, on the Mortgage Collateral will equal the difference between the stated redemption price of such Mortgage Collateral and its issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on such Mortgage Collateral other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such Mortgage Collateral. In general, the issue price of a Mortgage Loan or Contract will be the amount received by the borrower from the lender under the terms of the Mortgage Loan or Contract, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan or Contract provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments.

         [Describe the manner in which such rules will be applied with respect to those Mortgage Collateral by the Trustee in preparing information returns to the Certificateholders and the IRS.]

         Notwithstanding the general definition of original issue discount, original issue discount will be considered to be de minimis if such original issue discount is less than 0.25% of the stated redemption price multiplied by the weighted average

NY1-IN61845.9
                                                             S-64
maturity of the Mortgage Collateral. For this purpose, the weighted average maturity of the Mortgage Collateral will be computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such Mortgage Collateral, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the stated redemption price of the Mortgage Collateral. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" rate or initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Mortgage Collateral. The OID Regulations also permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Market Discount" below.

         If original issue discount is in excess of a de minimis amount, all original issue discount with respect to the Mortgage Collateral will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. Section 1272(a)(6) of the Code, however, may require that a prepayment assumption be used in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. [Describe manner by which the original issue discount rules will apply to Mortgage Collateral in such series.]

         A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Collateral will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Collateral. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Collateral, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on the Mortgage Collateral. The adjusted issue price of an item of Mortgage Collateral on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such item of Mortgage Collateral at the beginning of the accrual period that includes such day and
(ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of an item of Mortgage Collateral at the beginning of any accrual period will equal the issue price of such Mortgage Collateral, increased by the aggregate amount of original issue discount with respect to such Mortgage Collateral that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Collateral in prior accrual periods of amounts included in its stated redemption price.

         The Master Servicer will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. Such requests may be directed to [Residential Funding] [principal executive office]. [See "Residential Funding Corporation" in the Prospectus.] See "Grantor Trust Reporting" below.]

         Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in Mortgage Collateral is considered to have been purchased at a "market discount," that is, in the case of Mortgage Collateral issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of Mortgage Collateral issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Collateral, to the payment of stated redemption price on such Mortgage Collateral

NY1-IN61845.9
                                                             S-65
that is received by (or, in the case of accrual  basis  Certificateholders,  due
to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to Mortgage Collateral with market discount, the Certificateholder would be deemed to have made an election to include market discount in income currently with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election and thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Premium" in the Prospectus. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 will apply. Under those rules, in each accrual period market discount on the Mortgage Collateral should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of Mortgage Collateral issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Collateral as of the beginning of the accrual period, or (iii) in the case of Mortgage Collateral issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Collateral purchased at a discount in the secondary market.

         Since the Mortgage Collateral will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

         Market discount with respect to Mortgage Collateral generally will be considered to be de minimis if it is not greater than or equal to 0.25% of the stated redemption price of the Mortgage Collateral multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. If market discount is treated as de minimis under the foregoing rule, it appears that actual discount would be treated [in a manner similar to original issue discount of a de minimis amount. See "If Stripped Bond Rules Do Not Apply."]

         Further, under the rules described in "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Regular Certificates--Market Discount" in the Prospectus, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

         Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Collateral at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under
Section 171 of the Code to amortize such premium using a constant yield method. Amortizable premium is treated as an offset to interest income on

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                                                             S-66
the related Mortgage Collateral rather than as a separate interest deduction. Premium allocable to Mortgage Collateral for which an amortization election is not made should be allocated among the payments on the Mortgage Collateral representing stated redemption price and be allowed as an ordinary deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments are due).

         It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and an item of Mortgage Collateral prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Mortgage Collateral that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Collateral. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip Certificates

         The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

         The OID Regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "Possible Application of Proposed Contingent Payment Rules" below, and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

         Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Collateral. See "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

         As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial

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



offering price for each class of Certificates. However, neither the Company, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

         It is unclear under what circumstances, if any, the prepayment of an item of Mortgage Collateral will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans or contracts) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Collateral, or if the Prepayment Assumption is not used, then when an item of Mortgage Collateral is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Collateral.

         Possible Application of Proposed Contingent Payment Rules

         The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Collateral were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated in 1986 regarding contingent payment debt instruments, but have not been made final and are likely to be substantially revised before being made final. Moreover, like the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the contingent payment rules under the regulations proposed in 1986 were to apply, the holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month a portion of the periodic payment (the "Accrued Periodic Payment") due on the Grantor Trust Strip Certificate. That portion (the "Periodic Income Amount") would equal the product of (i) the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period and (ii) a specified yield (as further described below). The excess of the Accrued Periodic Payment over the Periodic Income Amount first would reduce the adjusted issue price of the Grantor Trust Strip Certificate and, to that extent, would be treated as a return of capital and not as interest income; after the adjusted issue price had been reduced to zero, the entire Accrued Periodic Payment would be treated as interest income.

         The specified yield referred to in clause (ii) above would equal the "applicable federal rate" (expressed as a monthly rate) in effect at the time of purchase of the Grantor Trust Strip Certificate by that holder, which rate is computed monthly by the IRS. It is unclear whether a prepayment assumption should be made in determining which Treasury securities (short-term, mid-term or long-term) should be used to determine the "applicable federal rate" for this purpose.

         Income accrual with respect to a Grantor Trust Strip Certificate will generally be slower if the foregoing contingent payment rules apply than if they do not. However, as noted above, there is substantial doubt that the contingent payment rules of the proposed regulations in their current form will be permitted to be applied to instruments such as the Grantor Trust Strip Certificates and revised contingent payment regulations are expected to be proposed. Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.]


NY1-IN61845.9
                                                             S-68

         Sales of Grantor Trust Certificates

         Except as described below, any gain or loss recognized on the sale of a Grantor Trust Certificate generally will be capital gain or loss, and will be equal to the difference between the amount realized on the sale of a Grantor Trust Certificate and its adjusted basis. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income (including original issue discount and market discount income) recognized by the seller and reduced (but not below zero) by any previously reported losses, amortized premium and distributions with respect to such Grantor Trust Certificate. The Code currently provides for a top marginal tax rate applicable to ordinary income of individuals of 39.6% while maintaining a maximum marginal rate for the long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a
"conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting

         The Trustee will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying [Mortgage Loans] [Contracts] and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master Servicer or the Certificate Administrator, as applicable, the Trustee will furnish to each Certificateholder during such year such customary factual information as the Trustee deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders who bought their Certificates at the representative initial offering price used in preparing such reports.

         Backup Withholding

         In general, the rules described in "Certain Federal Income Tax Consequences -- Backup Withholding with Respect to REMIC Certificates" in the Prospectus will also apply to Grantor Trust Certificates.

         Foreign Investors

         In general, the discussion with respect to REMIC Regular Certificates in "Certain Federal Income Tax Consequences -- Foreign Investors in REMIC Certificates" in the Prospectus applies to Grantor Trust Certificates.


NY1-IN61845.9
                                                             S-69

         To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.]

                                                    [ERISA CONSIDERATIONS]

         [A description of whether there will be any exemption from "plan asset" treatment will be available with respect to the Series to be included as appropriate.]

         [A fiduciary of any employee benefit plan or other plan or arrangement subject to ERISA or Section 4975 of the Code (a "Plan") or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. The exemptive relief afforded by the Exemption, as described under "ERISA Considerations -- Prohibited Transaction Exemptions" in the Prospectus, will not likely apply to the purchase, sale or holding of the Class M Certificates (because of the subordinate nature thereof) or Residual Certificates. The purchase or holding of the Offered Certificates (other than the Class M Certificates or Residual Certificates) by, on behalf of or with "plan assets" of a Plan may qualify for exemptive relief under the Exemption; however, the Exemption contains a number of conditions including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. In addition, because it is not likely that the Class M Certificates or Residual Certificates will qualify for exemptive relief under the Exemption, the similar exemptions issued to the Underwriter or PTCE 83-1, purchases of such Certificates by, on behalf of or with "plan assets" of any Plan are not to be registered unless the transferee provides an opinion of counsel satisfactory to the Master Servicer, the Company and the Trustee that the purchase of any such Certificate by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. Purchasers using insurance company general account funds to effect such purchase should consider the availability of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor. See "ERISA Considerations" in the Prospectus.]

         [To qualify for exemption under PTCE 83-1 (see "ERISA Considerations--Prohibited Transaction Class Exemptions" in the Prospectus), a Certificate of an Exempt Series must not be subordinated and must entitle its holder to pass-through payments of both principal and interest on the Mortgage Loans. Because the Subordinate Certificates are subordinated to the Senior Certificates and the Principal Only Certificates and Stripped Interests
Certificates are only entitled to payments of principal and interest, respectively, PTCE 83-1 will not provide an exemption from the prohibited transaction rules of ERISA for Plans that acquire Subordinate Certificates. Any Plan fiduciary who proposes to cause a Plan to purchase Certificates should consult with its counsel with respect to the potential consequences under ERISA and Section 4975 of the Code of the Plan's acquisition and ownership of Certificates. However, the other PTCEs or the Underwriter's PTE may be applicable. See "ERISA Considerations" in the Prospectus.]

     [A description of one or more important aspects of the Exemption to be included if appropriate.]
                                                   LEGAL INVESTMENT MATTERS

         The [Senior] Certificates will [not] constitute "mortgage related securities" for purposes of SMMEA [for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in the SMMEA][because the Mortgage Pool includes Mortgage Loans that are secured by junior liens on the related Mortgaged Properties]. [The Class M Certificates will not constitute "mortgage related securities" for purposes of SMMEA.] Institutions whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities should consult with their legal advisors in

NY1-IN61845.9
                                                             S-70
determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to restrictions on investment, capital requirements or otherwise. See "Legal Investment Matters" in the Prospectus.


                                                    METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement dated [_______ __, 199_], (the "Underwriting Agreement") the Underwriter has agreed to purchase, and the Company has agreed to sell to the Underwriter, each class of the Offered Certificates [except that a de minimis portion of the Residual Certificates will be retained by Residential Funding and such portion is not offered hereby].

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The distribution of the Offered Certificates by the Underwriter may be effected, from time to time, in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Offered Certificates, before deducting expenses payable by the Company, will be [______]% of the aggregate Certificate Principal Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933 or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.


                                                        LEGAL OPINIONS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Company by [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood], New York, New York and for the Underwriter by
[------------------------------].



NY1-IN61845.9
                                                             S-71

                                                            RATINGS

         It is a condition to the issuance of the Senior Certificates (other than the Accrual Certificates) and the Class M Certificates that they be rated not lower than "[___]" and "[___]", respectively by [____________________________ ("_______")] and "[___]" and "[___]",
respectively, by [________________________ ("_______")].

         [[________________] ratings on pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement. [_______________] ratings take into consideration the credit quality of the [Mortgage] [Contract] Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the [Mortgage] [Contract] Pool is adequate to make payments required under the Certificates. [_______________] rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the [Mortgage Loans] [Contracts]. See "Certain Yield and Prepayment Considerations" herein.] [The "r" of the "AAAr" rating of the Class [__] Certificates by [________________] is attached to highlight derivative, hybrid, and certain other obligations that [________________] believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]

         [The ratings of [____] on pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions on the underlying [mortgage loans] [manufactured housing contracts] to which they are entitled. The rating process addresses the structural and legal aspects associated with the Certificates, including the nature of the underlying [mortgage loans] [contracts]. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]

         [The ratings of [_____] assigned to pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [_____] ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments differ from that originally anticipated. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield or that rapid rates of principal prepayments could result in a failure of the holders of the Stripped Interests Certificates to fully recover their initial investment.]

         The Company has not requested a rating on the Offered Certificates by any rating agency other than [__________] and [__________]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by [_________] and [__________].

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. The rating of the Principal Only Certificates, Stripped Interests Certificates or the Class M Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. In the event that the rating initially assigned to the Offered Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Offered Certificates.

NY1-IN61845.9
                                                             S-72

         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                                TABLE OF CONTENTS
                           Prospectus Supplement Page

Summary..............................................   S-
Description of the [Mortgage] [Contract] Pool........   S-
Description of the Offered Certificates..............   S-
Certain Yield and Prepayment Considerations..........   S-
Pooling and Servicing Agreement......................   S-
Certain Federal Income Tax Consequences..............
Method of Distribution...............................   S-
Legal Opinions.......................................   S-
Ratings..............................................   S-
Legal Investment.....................................   S-
ERISA Considerations.................................   S-
                                   Prospectus
 Summary of Prospectus................................
Risk Factors.........................................
The Trust Funds......................................
Description of the Certificates......................
Subordination........................................
Description of Credit Enhancement....................
Insurance Policies on Mortgage
     Loans or Contracts..............................
The Company..........................................
Residential Funding Corporation......................
The Pooling and Servicing Agreement..................
Yield Considerations.................................
Maturity and Prepayment Considerations...............
Certain Legal Aspects of Mortgage
     Loans and Contracts.............................
Certain Federal Income Tax Consequences..............
State and Other Tax Consequences.....................
ERISA Considerations.................................
Legal Investment Matters.............................
Use of Proceeds
Methods of Distribution..............................
Legal Matters........................................
Financial Information................................
Additional Information...............................
Index of Principal Definitions...............................

Residential Asset Securities
Corporation





[Mortgage] [Manufactured Housing Contract]
Pass-Through Certificates, Series [199_-___]







Class A-1 Certificates                             ____%         $
Class A-2 Certificates                             ____%         $
Class A-4 Certificates                                0%         $
Class A-5 Certificates                            Variable Rate  $          0
Class R Certificates                               ____%         $
Class M Certificates                               ____%         $












[Name of Underwriter[s]]







PROSPECTUS SUPPLEMENT







________________, 199_



INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

 SUBJECT TO COMPLETION, DATED JUNE 9, 1997
                                                           Version I-B
Prospectus Supplement
(To Prospectus dated [_______ __, 199_])

$[------------]
Residential Asset Securities Corporation
Depositor
[Name of Certificate Administrator]
Certificate Administrator
Mortgage Pass-Through Certificates, Series [199_-_]

$[__________] [____]% Class A-1 Certificates  $        0 [____]%(1)
$[__________] [____]% Class A-2 Certificates  $[________] [____]%
$[__________] [____]% Class A-3 Certificates
Class S Certificates
Class R Certificates------------------

(1) Based upon the related Notional Amount, (as described herein under "Description of the Offered Certificates-Interest Distributions"). The Class S Certificates will be Fixed Strip Certificates and will not be entitled to receive distributions of principal.


The Series [199_-_] Mortgage Pass-Through Certificates offered hereby will include the following five classes (the "Offered Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, (ii) Class S Certificates (the "Fixed Strip Certificates") and (iii) Class R Certificates (the "Residual Certificates"). The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of Ginnie Mae Securities (the "Underlying Agency Securities"). Each Underlying Agency Security is a ["fully modified pass-through" mortgage-backed certificate] [issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae (a "Ginnie Mae Issuer")] based on and backed by a pool of mortgage loans (each, a "Mortgage Pool") which may consist of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years (collectively, the "Mortgage Loans"). Certain characteristics of the Underlying Agency Securities are described herein under "Description of the Underlying Agency Securities." See "Index of Principal Definitions" in the Prospectus for meanings of capitalized terms and acronyms not otherwise defined herein.


                                                  (Continued on following page)


PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE CERTIFICATE ADMINISTRATOR, GMAC MORTGAGE CORPORATION ("GMAC MORTGAGE") OR ANY OF THEIR AFFILIATES. ALTHOUGH PAYMENT OF PRINCIPAL AND INTEREST ON THE UNDERLYING AGENCY SECURITIES IS GUARANTEED BY GINNIE MAE, THE OFFERED CERTIFICATES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE CERTIFICATE ADMINISTRATOR, GMAC MORTGAGE OR ANY OF THEIR AFFILIATES.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE  ATTORNEY  GENERAL  OF THE  STATE  OF NEW  YORK  HAS NOT  PASSED  ON OR
          ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

For  a  discussion  of  significant   matters   affecting   investments  in  the
Certificates, see "Risk Factors" [commencing on page S-11 herein and] commencing in the Prospectus on page [__].


[Name of Underwriter] (the "Underwriter") intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The Offered Certificates will not be listed on any securities exchange.

The Offered Certificates will be purchased from the Company by the Underwriter, and will be offered by the Underwriter from time to time to the public, directly or through dealers, in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Offered Certificates, before deducting expenses payable by the Company, will be equal to approximately [____]% of the initial aggregate principal balance of the Offered Certificates, plus accrued interest thereon from [__________ __, 199_] (the "Reference Date"). The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Offered Certificates will be made on or about [__________ __, 199_], [at the offices of [ ]], [through the facilities of The Depository Trust Company], against payment therefor in immediately available funds.


                                                           [Name of Underwriter]
                                                           [__________ __, 199_]

(Continued from previous page)

    It is a condition to the issuance of the Offered Certificates that the Class A-1, Class A-2, Class A-3, Fixed Strip and Residual Certificates be rated "[__]" by [_______] and "[__]" by [________].

    As described herein, a "real estate mortgage investment conduit" (a "REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. Each class of the Offered Certificates (other than the Residual Certificates) will represent ownership of "regular interests" in the REMIC and the Residual Certificates will be the sole class of "residual interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus. [Transfers of the Residual Certificates may be made only to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended, and will be prohibited to any non-United States person, and will be subject to certain additional transfer restrictions described under "Certain Federal Income Tax Consequences--Special Tax Considerations Applicable to Residual Certificates" herein and in the Prospectus under "Certain Federal Income Tax Consequences--REMICs--Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations" and "--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates."]

    Distributions on the Offered Certificates will be made on the third business day following each distribution date for the Underlying Agency Securities (each, a "Distribution Date"), commencing on [__________ __, 199_] for the Offered Certificates other than the Class A-3 Certificates, and commencing on the Accretion Termination Date (as defined herein) for the Class A-3 Certificates. With respect to any of the Underlying Agency Securities, the distribution date is the [15th day of each calendar month in the case of a GNMA I Certificate] [the 20th day of each calendar month in the case of a GNMA II Certificate] (or, if such day is not a business day, the next business day) (each, an "Underlying Security Distribution Date"). As described herein under "Description of the Offered Certificates-Interest Distributions," interest distributions on the Offered Certificates will be based on the Certificate Principal Balance thereof (or the Notional Amount (as defined herein) in the case of the Fixed Strip Certificates) and the applicable Pass-Through Rate thereof, which will be fixed for all classes of Offered Certificates. Distributions in respect of principal of the Offered Certificates will be allocated among the various classes of the Offered Certificates (other than the Fixed Strip Certificates), as described herein under "Description of the Offered Certificates--Principal Distributions."

    The yield to maturity on the Offered Certificates will depend on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. The yield to investors on the Fixed Strip Certificates will be extremely sensitive to the rate and timing of principal payments on the related Underlying Agency Securities, which in turn will be affected by the rate and timing on the Mortgage Loans which may fluctuate significantly over time. An extremely rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in the Fixed Strip Certificates to recover their initial investments. See "Summary--Special Prepayment Considerations," "--Special Yield Considerations" and "Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.


    THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED [__________ __, 199_], OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING NOT CONTAINED HEREIN AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

    UNTIL [__________ __, 199_] (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

    [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET, SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]



NY1-204660.2
                                                                    S-2

                                                               SUMMARY

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "Index of Principal Definitions" in the Prospectus.

     Titleof Securities..  Mortgage Pass-Through  Certificates,  Series [199_-_]
          (the "Certificates").

     Company..........................................     Residential     Asset
          Securities Corporation (the "Company"), a corporation organized under the laws of the State of Delaware which is an affiliate of Residential Funding Corporation ("Residential Funding"), and an indirect wholly-owned subsidiary of GMAC Mortgage. See "The Company" in the Prospectus.

     Certificate Administrator........................ [Residential Funding] [ ]
          in its capacity as certificate administrator (the "Certificate Administrator"). See "Trust Agreement--The Certificate Administrator" herein [and "Residential Funding Corporation" in the Prospectus.]

     Trustee..........................................   [Name  of  Trustee],  a
          [national bank] [[state bank] [trust company] organized under the laws of __________] (the "Trustee"). See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

Reference Date..........  [__________ 1, 199_] (the "Reference Date").

     Delivery  Date....................................  On or about [__________
          __, 199_] (the "Delivery Date").

     Distribution  Date................................  The third  business day following each distribution date for the Underlying Agency Securities commencing on [__________ __, 199_] (each, a "Distribution Date"). With respect to any of the Underlying Agency Securities, the distribution date is the [15th day of each calendar month in the case of a GNMA I Certificate] [the 20th day of each calendar month in the case of a GNMA II Certificate] (or, if such day is not a business day, the next business day) (each, an "Underlying Security Distribution Date").

     The  Trust Fund................................... The Trust Fund, in which the Offered Certificates in the aggregate represent the entire beneficial ownership interest, consists primarily of the Underlying Agency Securities. The Offered Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of the Reference Date, among the Company, the Certificate Administrator and the Trustee. See "Description of the Offered Certificates--General" herein.

     The  Underlying  Agency  Securities.  . . . .........The  Underlying Agency
          Securities are [GNMA] [I] [II] Certificates. Each Underlying Agency Security is a ["fully modified pass-through" mortgage- backed certificate] [issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae (a "Ginnie Mae
          Issuer")] based on and backed by a pool of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years (the "Mortgage Loans"). Information relating to the Underlying Agency Securities is provided as of the Reference Date.

NY1-204660.2
                                                                S-3

     .................................................   The  Underlying  Agency
          Securities will have an aggregate outstanding principal balance of approximately $[ ], pass-through rates of [ ]% and a weighted average remaining term to stated maturity of approximately [ ] months as of the Reference Date.
     .................................................   The  Underlying  Agency
          Securities are guaranteed as to full and timely payment of principal and interest by Ginnie Mae. The guaranty of Ginnie Mae is backed by the full faith and credit of the United States. For a further description of the underlying Agency Securities, see "Description of the Underlying Agency Securities" herein.
     The  Offered Certificates......................... The Offered Certificates
          in the aggregate will represent the entire beneficial ownership interest in the Trust Fund. The Offered Certificates will have the following Pass-Through Rates, Certificate Principal Balances and other features as of the Reference Date:

Class A-1              Certificates[____]%     $[_________]       Fixed
Class A-2 Certificates    [____]%     $[_________]   Fixed
Class A-3              Certificates[____]%     $[_________]       Fixed/Accrual
Class S  Certificates     [____]%    $        0      Fixed Strip
[Class R               Certificates[____]%     $[_________]       Residual]

     Residual Certificates............................  The Class R Certificates
          are designated as the "Residual Certificates." [The Residual Certificates have no Certificate Principal Balance and no Pass-Through Rate. The Residual Certificates represent the right to receive certain distributions, if any, of amounts which are in excess of the amounts required to be distributed to all other classes of Offered
          Certificates following the retirement of all of the Offered Certificates.] [The Residual Certificates are not being offered hereby.]

     .................................................    [Residential   Funding
          initially will retain [a de minimis portion of] the Residual Certificates; however, the Residual Certificates held by Residential Funding may be sold at any time in accordance with the terms of the
          Trust Agreement.] .................................................
     Denominations....................................  The Class A-1, Class A-2
          and Class A-3 Certificates will be offered in registered form, in minimum denominations of $[ ] and -------- integral multiples of $[ ] in excess thereof [, with one Class ----------- [____] Certificate evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class]. The Fixed Strip Certificates and Residual Certificates will be offered in registered form in minimum denominations of a [____]% Percentage Interest [, except, in the case of the Residual Certificates, as otherwise set forth herein under "Certain Federal Income Tax Consequences."]

     [Certificate Registration........................  The Offered Certificates
          (other than the [Fixed Strip and Residual] Certificates) will be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Offered Certificates (other than the [Fixed Strip and Residual] Certificates) will be entitled to receive a Certificate of such class in fully registered, certificated form, except under the

NY1-204660.2
                                                        S-4
                                                        limited    circumstances
                                                        described     in     the
                                                        Prospectus         under
                                                        "Description    of   the
                                                        Certificates--Form    of
                                                        Certificates."       The
                                                        [Fixed     Strip     and
                                                        Residual]   Certificates
                                                        will be offered in fully
                                                        registered, certificated
                                                        form.  See  "Description
                                                        of                   the
                                                        Certificates--Form    of
                                                        Certificates"   in   the
                                                        Prospectus.]

     Pass-Through  Rates on the Offered  Certificates...........................
          The Pass-Through Rates on all classes of the Offered Certificates are the fixed rates set forth above. The Fixed Strip Certificates have no Certificate Principal Balance and will accrue interest at the applicable Pass-Through Rate on the related Notional Amount (as defined herein).

     Interest Distributions on the Offered Certificates................. Holders
          of each class of Offered Certificates (the "Certificateholders") will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, (i) in the case of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, to the extent of the amount available for interest distributions (as described herein under "Description of the Offered Certificates-Interest Distributions") for such Distribution Date and
          (ii) in the case of the Class A-3 Certificates, to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal to the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, commencing on the first Distribution Date in the case of all classes of Offered Certificates (other than the Class A-3 Certificates) and commencing on the Accretion Termination Date (as defined below) in the case of the Class A-3 Certificates.
     ........................................  With respect to any  Distribution
Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Fixed Strip Certificates), one month's interest accrued on the related Certificate Principal Balance of such class, at the Pass-Through Rate on such class and (b) in the case of the Fixed Strip Certificates, one month's interest accrued on the related Notional Amount thereof at the Pass-Through Rate set forth below; [in each case less the class's pro rata portion of any Prepayment Interest Shortfall (as defined herein) allocated to any of the Underlying Agency Securities].

     ........................................ The "Notional Amount" of the Fixed
          Strip Certificates with respect to any Distribution Date is equal to the aggregate Certificate Principal Balance of the Underlying Agency Securities immediately prior to the most recent Underlying Security Distribution Date.
     ........................................  The Accretion Termination Date is
          the  first  Distribution  Date  to  occur  on  which  the  Certificate
          Principal   Balance  of  the   Residual,   Class  A-1  and  Class  A-2
          Certificates have been reduced to zero. On each Distribution Date preceding the Accretion Termination Date, an amount equal to the Accrued Certificate Interest on the Class A-3

NY1-204660.2
                                                        S-5

                                               Certificates will be added to the
                                               Certificate   Principal   Balance
                                               thereof (the "Accretion  Amount")
                                               and   will   thereafter    accrue
                                               interest   at   the    applicable
                                               Pass-Through    Rate.   On   each
                                               Distribution Date on or after the
                                               Accretion    Termination    Date,
                                               Accrued Certificate Interest will
                                               generally   be   payable  to  the
                                               holders    of   the   Class   A-3
                                               Certificates,     as    described
                                               herein.  See  "Description of the
                                               Offered    Certificates--Interest
                                               Distributions" herein.

     Principal Distributions on the Offered Certificates................ Holders
          of the Offered Certificates (other than the Fixed Strip Certificates) will be entitled to receive, in the aggregate, on each Distribution
          Date, to the extent of the portion of the Available Distribution Amount (as defined herein) remaining after the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Offered Certificates is distributed, a distribution allocable to principal which will be equal to the sum of (i) the aggregate amount distributed in respect of principal on all of the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date and (ii) the Accretion Amount. Distributions of principal on the Offered Certificates will be made first to the Residual Certificates, second to Class A-1 Certificates, third to the Class A-2 Certificates and fourth to the Class A-3 Certificates, in each case until the Certificate Principal Balance thereof is reduced to zero. The Fixed Strip Certificates have no Certificate Principal Balance and, accordingly, will not be entitled to any principal distributions. See "Description of the Offered Certificates-Principal Distributions herein.
     ........................................  As  to  each  of  the  Underlying
          Agency Securities, principal distributions will be made thereon on each Underlying Security Distribution Date in the respective amounts described herein under "Description of the Underlying Agency Securities."
     Optional  Termination....................  At its option,  the  Certificate
          Administrator or the Company may repurchase from the Trust Fund all of the Underlying Agency Securities remaining in the Trust Fund, and thereby effect early retirement of the Offered Certificates, at such time as the aggregate Certificate Principal Balance of the Underlying Agency Securities is less than [____]% of the aggregate Certificate Principal Balance thereof as of the Delivery Date, as described herein. See "Trust Agreement--Termination" herein and "The Pooling and Servicing Agreement-Termination; Retirement of Certificates" in the Prospectus.
     Special  Prepayment  Considerations.......................   The  rate  and
          timing of principal payments on the Offered Certificates will depend, among other things, on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Underlying Agency Securities and, as a result, the Offered Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid

NY1-204660.2
                                                        S-6
                                               at  any  time.  Generally,   when
                                               prevailing     interest     rates
                                               increase,   prepayment  rates  on
                                               mortgage  loans tend to decrease,
                                               resulting  in a slower  return of
                                               principal  to investors at a time
                                               when  reinvestment at such higher
                                               prevailing    rates    would   be
                                               desirable.    Conversely,    when
                                               prevailing     interest     rates
                                               decline,   prepayment   rates  on
                                               mortgage  loans tend to increase,
                                               resulting  in a faster  return of
                                               principal  to investors at a time
                                               when  reinvestment  at comparable
                                               yields may not be possible.

     ........................................   The  allocation  of  prepayments
          among certain classes of the Offered Certificates will be affected by certain other factors, as follows:
     ........................................  Distributions of principal to the
          Offered Certificates will be made first to the Residual Certificates, second, to the Class A-1 Certificates, third, to the Class A-2 Certificates and fourth, to the Class A-3 Certificates, in each case until the Certificate Principal Balance thereof is reduced to zero. The timing of commencement of principal distributions and the weighted average lives of the Class A-2 Certificates and Class A-3 Certificates will be affected by the rates of prepayment experienced both before and after the commencement of principal distributions on such classes.
     ........................................  See  "Description  of the Offered
          Certificates--Principal Distributions," "Description of the Underlying Agency Securities" and "Certain Yield and Prepayment Considerations" herein and "Maturity and Prepayment Considerations" in the Prospectus. For further information regarding the effect of principal prepayments on the weighted average lives of the Offered Certificates (other than the Fixed Strip Certificates and Residual Certificates), see the table entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA" herein.
     Special Yield  Considerations............  The  yield to  maturity  on each class of the Offered Certificates will depend, among other things, on the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans and the allocation thereof to reduce the Certificate Principal Balance or Notional Amount of such class. The yield to maturity on each class of Offered Certificates will also depend on the Pass-Through Rate and the purchase price for such class. [The yield to investors on any class of Offered Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments.]
     ........................................  In general, if a class of Offered
          Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a

NY1-204660.2
                                                        S-7
                                               discount      and       principal
                                               distributions  thereon occur at a
                                               rate slower than that  assumed at
                                               the   time   of   purchase,   the
                                               investor's    actual   yield   to
                                               maturity  will be lower than that
                                               assumed at the time of purchase.

     ........................................   The  Offered  Certificates  were
          structured assuming, among other things, a prepayment assumption of [____]% SPA (as defined herein) and corresponding weighted average lives as described herein under "Description of the Underlying Agency Securities." The prepayment, yield and other assumptions to be used for pricing purposes for the respective classes that are to be offered hereunder may vary as determined at the time of sale.
     ........................................  The yield of  certain  classes of the Offered Certificates will be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans and other factors, as follows:
     ........................................  The  yield  to  investors  on the
          Fixed Strip Certificates will be extremely sensitive to the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans included in the related Mortgage Pools, which rate may fluctuate significantly over time. [In addition, Prepayment Interest Shortfalls allocated to the Underlying Agency Securities, will be allocated to the Fixed Strip Certificates and each other class of Offered Certificates on a pro rata basis based on the aggregate Accrued Certificate Interest thereon, regardless, in the case of the Fixed Strip Certificates, of whether such Prepayment
          Interest Shortfalls are attributable to those Underlying Agency Securities used for purposes of determining the related Notional Amount.] An extremely rapid rate of principal payments on the Underlying Agency Securities could result in the failure of investors in the Fixed Strip Certificates to recover their initial investments.
     ........................................ Because the Class A-3 Certificates
          do not receive any distribution of interest until the Accretion Termination Date, the Class A-3 Certificates will likely experience greater price and yield volatility than would mortgage pass-through certificates which are otherwise similar but that are entitled to current distributions of interest. Investors should consider whether such volatility is in accordance with their investment needs.
     ........................................    Holders    of   the    Residual
          Certificates  are entitled to receive  distributions  of principal and interest as described herein under "Description of the Offered Certificates-Interest Distributions" and "-Principal Distributions"; however, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of the term of the Trust Fund that substantially exceed the principal and interest payable thereon during such periods.
     ........................................  See "Certain Yield and Prepayment
          Considerations," especially "--Fixed Strip Certificate Yield Considerations" and "--Additional Yield Considerations Applicable Solely to the Residual Certificates"

NY1-204660.2
                                                        S-8
herein, "Certain Federal Income Tax Consequences" herein and in the Prospectus and "Yield Considerations" in the Prospectus.
     Certain Federal  Income Tax  Consequences.........................  A "real estate mortgage investment conduit" (a "REMIC") election will be made with respect to the Trust Fund for federal income tax purposes. Upon the issuance of the Offered Certificates, [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood], New York, New York, tax counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Trust Agreement, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").

     ........................................ [ADDITIONAL TAX CONSEQUENCES TO BE
          INCLUDED AS APPROPRIATE.]
     ........................................  For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.
     ERISAConsiderations....................   [ERISA   CONSIDERATIONS   TO   BE
          INCLUDED AS NECESSARY.] See "ERISA Considerations" [herein and] in the Prospectus.

     Ratings.................................  It is a condition to the issuance of the Offered Certificates that the Class A-1, Class A-2, Class A-3, Fixed Strip and Class R Certificates be rated "[__]" by [__________] and "[__]" by [________]. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. The rating of the Fixed Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investments. See "Certain Yield and Prepayment Considerations" and "Ratings" herein and "Yield Considerations" in the Prospectus.
     LegalInvestment  Matters................   The  Offered  Certificates  will
          constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA. Institutions whose investment activities are subject to legal investment laws and regulations or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to restriction on investment, capital requirements or otherwise. See "Legal Investment Matters" herein and in the Prospectus.

NY1-204660.2
                                                        S-9

                                                  [RISK FACTORS]

         [Prospective Certificateholders should consider, among other things, the items discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Certificates:]

[APPROPRIATE RISK FACTORS REGARDING MORTGAGE COLLATERAL TO BE INSERTED AS NECESSARY]

                                      DESCRIPTION OF THE OFFERED CERTIFICATES

General

         The Series [199_-_] Mortgage Pass-Through Certificates will include the following five classes (the "Offered Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, (ii) the Class S Certificates (the "Fixed Strip Certificates") and (iii) the Class R Certificates (the "Residual Certificates").

         The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of:
(i) the Underlying Agency Securities, including all distributions thereon payable after the Delivery Date; and (ii) such assets as from time to time are identified as deposited in respect of the Underlying Agency Securities in the Certificate Account and belonging to the Trust Fund.

Available Distribution Amount

         The "Available Distribution Amount" with respect to the Offered Certificates for any Distribution Date will be equal to the aggregate amount of distributions on the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date, after deduction of the related Servicing Fee (as described herein under "Trust Agreement--Compensation of Certificate Administrator").

Interest Distributions

         Holders of each class of Offered Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, (i) in the case of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, to the extent of the Available Distribution Amount for such Distribution Date and (ii) in the case of the Class A-3 Certificates to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal on the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates, commencing on the first Distribution Date in the case of all classes of Offered Certificates (other than the Class A-3 Certificates) and commencing on the Accretion Termination Date in the case of the Class A-3 Certificates. Notwithstanding the foregoing sentence, the amount available for interest distributions on the Offered Certificates on any Distribution Date shall not exceed the aggregate amounts distributed on the Underlying Agency Securities on the preceding
Underlying Security Distribution Date in respect of interest, reduced by the Servicing Fee (as defined herein), which is calculated at a rate of [____]% per annum.

         With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Fixed Strip Certificates) one month's interest accrued on the Certificate Principal Balance of such class at the Pass-Through Rate set forth on the cover hereof and (b) in the case of the Fixed Strip Certificates, one month's interest accrued on the Notional Amount at the applicable Pass-Through Rate[; in each case minus the aggregate amount of Prepayment Interest Shortfalls for such Distribution Date as described in the following sentence, which shall be allocated among the Offered Certificates (including the Fixed Strip Certificates and, in the case of such Certificates, without regard to the source of such Prepayment Interest Shortfalls in proportion to the total amount of Accrued Certificate Interest that would have been paid thereon absent such reductions]. [For purposes of the foregoing, the aggregate amount of Prepayment Interest Shortfalls for any Distribution Date will be equal to the aggregate amount of Prepayment Interest Shortfalls, if any, allocated to each of the Underlying Agency Securities for the immediately preceding Underlying Security Distribution Date.] [Any


NY1-204660.2
                                                       S-10

Prepayment Interest Shortfalls will not be offset by a reduction of the servicing compensation of the Certificate Administrator or otherwise.] Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The "Accretion Termination Date" for the Class A-3 Certificates is the first Distribution Date on or after the Certificate Principal Balances of the Residual Certificates, Class A-1 Certificates and Class A-2 Certificates have been reduced to zero. On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-3 Certificates for such date will be added to the Certificate Principal Balance thereof (the "Accretion Amount"), and such amount will be distributed to the holders of the Offered Certificates, other than the Class A-3 Certificates, as described herein, in reduction of the Certificate Principal Balances thereof, as described herein. On each Distribution Date on or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date will be payable to the holders of the Class A-3 Certificates, to the extent not required to fully retire the remaining Offered Certificates (other than the Class A-3 Certificates) on the Accretion Termination Date.

         The Pass-Through Rates on all classes of Offered Certificates are the fixed rates set forth on the cover hereof. The Fixed Strip Certificates have no Certificate Principal Balance and will accrue interest at the applicable Pass-Through Rate on the Notional Amount.

         As described herein, the Accrued Certificate Interest allocable to each class of Offered Certificates is based on the Certificate Principal Balance thereof or, in the case of the Fixed Strip Certificates, on the Notional Amount. The "Certificate Principal Balance" of any Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of all amounts allocable to principal previously distributed with respect to such Offered Certificate and, in the case of the Class A-3 Certificates, increased by the amount of any Accrued Certificate Interest added to the Certificate Principal Balance of such class. The "Notional Amount" of the Fixed Strip Certificates is initially $[__________] and with respect to any Distribution Date is equal to the aggregate Certificate Principal Balance of the Underlying Agency Securities immediately prior to the most recent Underlying Security Distribution Date.

Principal Distributions

         Holders of the Offered Certificates (other than the Fixed Strip Certificates, which are not entitled to receive any principal distributions) will be entitled to receive, in the aggregate on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to the holders of the Class A-1 Certificates, Class A-2 Certificates, Fixed Strip Certificates and Residual Certificates for such Distribution Date (and, in the case of any payments of principal to the Class A-3 Certificates, after Accrued Certificate Interest has been distributed to the holders thereof for such Distribution Date), a distribution allocable to principal which will be equal to the sum of (i) the aggregate amount distributed in respect of principal on all of the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date and (ii) the Accretion Amount (together, the "Principal Distribution Amount").

         On each Distribution Date, the Principal Distribution Amount shall be distributed as follows:

     (i) first, to the holders of the Residual Certificates, until the Certificate Principal Balance thereof is reduced to zero;
     (ii) second, to the holders of the Class A-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;
     (iii)third, to the holders of the Class A-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero; and
                  (iv) fourth, to the holders of the Class A-3 Certificates, until the Certificate Principal Balance thereof is reduced to zero.


NY1-204660.2
                                                       S-11

                       DESCRIPTION OF THE UNDERLYING AGENCY SECURITIES


         [Each Underlying Agency Security (which may be a GNMA I Certificate or a GNMA II Certificate as referred to by Ginnie Mae) underlying the Series [199_-_] Certificates will be a "fully-modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern (a "Ginnie Mae Issuer") approved by Ginnie Mae as a seller-servicer of FHA Loans and VA Loans.

         The mortgage loans underlying Ginnie Mae Securities may consist of FHA Loans or VA Loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment first lien mortgage loans (including "buy-down" mortgage loans) or graduated payment first lien mortgage loans.

         Ginnie Mae has approved the issuance of each Underlying Agency Security in accordance with a guarantee agreement (a "Guarantee Agreement") between Ginnie Mae and the Ginnie Mae Issuer. Pursuant to its Guarantee Agreement, a Ginnie Mae Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Underlying Agency Security, even if the payments received by the Ginnie Mae Issuer on the Mortgage Loans relating to each Underlying Agency Security are less than the amounts due on each such Underlying Agency Security.

         The full and timely payment of principal and interest on each Underlying Agency Security will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. See "The Agency Securities--Government National Mortgage Association" and "--Ginnie Mae Securities" in the Prospectus. Each Underlying Agency Security will have an original maturity of not more than 30 years. Each Underlying Agency Security will be based on and backed by a Mortgage Pool and will provide for the payment by or on behalf of the Ginnie Mae Issuer to the registered holder of such Underlying Agency Security of fixed monthly payments of principal and interest equal to the aggregate amount of the scheduled monthly principal and interest payments on the Mortgage Loans relating to such Underlying Agency Security, less a servicing and guarantee fee of 0.5% and up to 1.5% per annum of the outstanding principal balance for such GNMA I Certificates and GNMA II Certificates, respectively. In addition, each payment will include any prepayments of principal of the Mortgage Loans relating to such Underlying Agency Security and liquidation proceeds in the event of a foreclosure or other disposition of any such Mortgage Loans.

         Mortgage loans underlying a particular GNMA I Certificate must have the same annual interest rate (except for pools of mortgage loans secured by mobile homes). The annual pass-through rate on each GNMA I Certificate is the annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA I Certificate less 0.5% per annum of the unpaid principal balance of such loans. This amount consists of 0.44% to be paid to the Ginne Mae Issuer of the GNMA I Certificate (or its agent) as a fee for servicing the loans and the GNMA I Certificates and a guaranty fee of 0.06%, which must be paid out to Ginnie Mae by the Ginnie Mae Issuer. Mortgage loans underlying a particular GNMA II Certificate may have annual interest rates that vary from each other by up to 1%. The annual pass-through rate on each GNMA II Certificate will be between 0.5% and 1.5% per annum less than the highest annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA II Certificate. The difference between the GNMA II Certificate rate and rates on the underlying mortgages consists of a guaranty fee of 0.06% which must be paid to Ginnie Mae by the Ginnie Mae Issuer and a servicing fee of between 0.44% and 1.44% to be paid to the Ginnie Mae Issuer (or its agent).

         All Ginnie Mae Securities underlying the Series [199_-_] Certificates will have original maturities of not more than 30 years (but may have original maturities of substantially less than 30 years). In general, Ginnie Mae requires that at least 90% of the original principal amount of the mortgage pool underlying a Ginnie Mae Security must be mortgages with maturities of 20 years or more. However, in certain circumstances, Ginnie Mae Securities may be backed by pools of mortgage loans at least 90% of the original principal amount of which have original maturities of at least 15 years. Each mortgage loan underlying a Ginnie Mae Security, at the time Ginnie Mae issues its guarantee commitment, must be originated no more than 12 months prior to such commitment date.


NY1-204660.2
                                                       S-12

         No Ginnie Mae Issuer will insure or guarantee the Offered Certificates or the Underlying Agency Securities. Each Ginnie Mae Issuer will be obligated under its Guarantee Agreement with Ginnie Mae to service the pooled Mortgage Loans in accordance with FHA and VA requirements and with generally accepted practices in the mortgage lending industry. Each Ginnie Mae Issuer's responsibilities with respect to the pooled Mortgage Loans will include collection of all principal and interest payments and payments made by borrowers toward escrows established for taxes and insurance premiums; maintenance of necessary hazard insurance policies; institution of all actions necessary to foreclose on, or take other appropriate action with respect to, loans in default; and collection of FHA insurance and VA guarantee benefits.

         If a Ginnie Mae Issuer is unable to make the payments on an Underlying Agency Security as it becomes due, it must promptly notify Ginnie Mae and request Ginnie Mae to make such payment. Upon notification and request, Ginnie Mae will make such payments directly to the registered holder of such Underlying Agency Security. In the event no payment is made by a Ginnie Mae Issuer and the Ginnie Mae Issuer fails to notify and request Ginnie Mae to make such payment, the holder of such Underlying Agency Security will have recourse only against Ginnie Mae to obtain such payment. The Trustee or its nominee, as registered holder of the Underlying Agency Security, will have the right to proceed directly against Ginnie Mae under the terms of the Guaranty Agreement relating to such Underlying Agency Security for any amounts that are not paid when due.

         Regular monthly installment payments on each Underlying Agency Security will be comprised of interest due as specified on such Underlying Agency Security plus the scheduled principal payments on the related Mortgage Loans due on the first day of the month in which the scheduled monthly installment on such Underlying Agency Security is due. Such regular monthly installments on each such Underlying Agency Security will be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and will be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate (each, an "Underlying Security Distribution Date"). Any principal prepayments on any Mortgage Loans underlying an Underlying Agency Security or any other early recovery of principal of such loans will be passed through to the Trustee as the registered holder of the Underlying Agency Security.

         Pools of non-graduated payment mortgages evidenced by certain of the Ginnie Mae Securities may consist of level payment mortgages for which funds have been provided (and deposited in escrow accounts) by one or more Ginnie Mae Issuers, their affiliates or other persons to reduce the borrowers' monthly payments during the early years of such mortgage loans. Payments due the registered holders of such "buy down" Ginnie Mae Securities, however, will be computed in the same manner as payments derived from level payment non-buy down Ginnie Mae Securities and will include amounts to be collected from both the borrowers and the escrow accounts under the control of the Ginnie Mae Issuer. The obligations of Ginnie Mae and the Ginnie Mae Issuer with respect to such buy down Ginnie Mae Security will be the same as with respect to non-buy down Ginnie Mae Securities.]

         The Underlying Agency Securities had an aggregate outstanding principal balance of approximately $[___________], pass-through rates of [___]% and a weighted average remaining term to stated maturity of approximately [_____] months as of the Reference Date.

[INSERT ADDITIONAL DESCRIPTION OF UNDERLYING AGENCY SECURITIES AS APPROPRIATE]

         A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Trust Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates.

                                    CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         The yield to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. Such yield may be adversely affected by a


NY1-204660.2
                                                       S-13
higher or lower than anticipated rate of principal payments on the Mortgage Loans in the Trust Fund. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of principal prepayments thereon by the Mortgagors and liquidations of defaulted Mortgage Loans. The timing of changes in the rate of prepayments and liquidations of the Mortgage Loans may affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein under "Yield Considerations" and "Maturity and Prepayment Considerations" and in the Prospectus), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

         The Mortgage Loans generally may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The Mortgage Loans generally contain due-on-sale clauses. Prepayments (to the extent of distributions thereof on the related Underlying Agency Securities) and liquidations of the Mortgage Loans will result in distributions to holders of the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

         [The aggregate amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any Prepayment Interest Shortfalls with respect to the Underlying Agency Securities.] [In addition, Prepayment Interest Shortfalls allocated to the Underlying Agency Securities, will be allocated to the Fixed Strip Certificates and each other class of Offered Certificates on a pro rata basis based on the aggregate Accrued Certificate Interest thereon, regardless, in the case of the Fixed Strip Certificates, of whether such Prepayment Interest Shortfalls are attributable to those Underlying Agency Securities used for purposes of determining the notional amount.] Such Prepayment Interest Shortfalls will not be offset by a reduction in the Servicing Fee payable to the Certificate Administrator or otherwise. See "Yield Considerations" in the Prospectus and "Description of the Offered Certificates--Interest Distributions" and "Description of the Underlying Agency Securities" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yield to maturity of the Offered Certificates.

         The yield to maturity of the Offered Certificates will depend on the price paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Offered Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         The yield to maturity on the Offered Certificates will be less that the yield that would otherwise be produced by the applicable Pass-Through Rate and the applicable purchase price because, while interest on the Mortgage Loans will accrue monthly and will be payable of the first day of each month, distributions on the Underlying Agency Certificates will be made on the [15th][20th] day of each month (or, if such day is not a business day, the next business day) and distributions on the Offered Certificates will not be made until the third business day following such distribution date.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered Certificates will be influenced by, among


NY1-204660.2
                                                       S-14
other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         The assumed final Distribution Date with respect to each class of the Offered Certificates is [__________ __, 20__] which is the Distribution Date [immediately] [____ months] following the latest scheduled maturity date for any Mortgage Loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of Offered Certificates on or before its assumed final Distribution Date.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA (i.e., no prepayments). Correspondingly, "[___]% SPA" assumes prepayment rates equal to [___]% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         As described herein under "Certain Federal Income Tax Consequences," the prepayment assumption with respect to the Underlying Agency Securities that will be used in determining the rate of accrued original issue discount, market discount and premium, if any, on the Offered Certificates for federal income tax purposes will be [____]% SPA. The original prepayment assumption for each series of the Underlying Security is indicated in the corresponding Term Sheet.

Modeling Assumptions

         The table set forth below entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentage of SPA" has been prepared on the basis of certain assumptions as described below (the "Modeling Assumptions") regarding the weighted average characteristics of the Mortgage Loans that are included in the Mortgage Pools and the performance thereof. Modeling Assumptions include among other things, that as of the Reference Date, the characteristics of the Mortgage Loans in each respective Mortgage Pool and the Pass-Through Rate for the related Underlying Agency Securities are as set forth in the following table:



NY1-204660.2
                                                       S-15

                     Aggregate
                    Outstanding                                Weighted
                Principal Balance of   Weighted Average        Average
   Series        the Mortgage Loans      Mortgage Rate      Servicing Fee

                                 $               %                     %

                                     Pass-Through
   Weighted          Weighted         Rate on the
    Average        Average Term       Underlying
 Original Term     to Scheduled         Agency
to Maturity(1)      Maturity(1)       Securities









Aggregate....          $
                       =

------------------
(1)  In months.


In addition, the Modeling Assumptions, among other things, assume that: (i) the Underlying Agency Security Principal Balance is $[_______________]; (ii) the scheduled monthly payment for a Mortgage Loan in each respective Mortgage Pool has been based on its outstanding balance, interest rate and term to scheduled maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) the [Ginnie Mae Issuer] will not repurchase any Mortgage Loan or exercise any option to purchase the remaining Mortgage Loans in any Mortgage Pool, and neither the Certificate Administrator nor the Company will exercise any option to purchase the Underlying Agency Securities and thereby cause a termination of the Trust Fund;
(iv) there are no delinquencies on the Mortgage Loans, and principal payments on the Mortgage Loans will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month;
(vi) as of the date of issuance of the Offered Certificates, the Underlying Agency Securities are as described herein under "Description of the Underlying Agency Securities" and in the corresponding Term Sheet; (vii) payments on the Offered Certificates will be received on the 28th day of each month, commencing [__________ __, 199_]; (viii) payments on the Mortgage Loans earn no reinvestment return; (ix) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund; and (x) the Offered Certificates will be purchased on [__________ __, 19__].

         The actual characteristics and performance of the Mortgage Loans differ from the Modeling Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the Mortgage Loans will prepay at the same level of SPA. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between the Modeling Assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

         Subject to the foregoing discussion and the Modeling Assumptions, the following table indicates the weighted average lives of the Class A-1, Class A-2 and Class A-3 Certificates, and sets forth the percentages of the initial Certificate Principal Balance of each such Class A-1, Class A-2 and Class A-3 Certificate that would be outstanding after each of the dates shown at various percentages of SPA.


NY1-204660.2
                                                       S-16



                             Percent of Initial Certificate Principal Balance
                              Outstanding at the Following Percentages of SPA

                                   Class A-1                        Class A-2                      Class A-3
                      --------------------------------     ---------------------------      ---------------------------------
Distribution Date      0%   %       %     %        %        0%     %     %     %     %         0%      %     %     %        %
-----------------
                      ----- ----- ------ --------------     ---------------------------     ---- ----- ----- -------    ----

                                Initial Percentage...
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
 .....................
Weighted Average Life
  in Years**


 *       Indicates a number that is greater than zero but less than 0.5%.
** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each net distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net distributions described in clause (i) above.

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


NY1-204660.2
                                                       S-17

Fixed Strip Certificate Yield Considerations

         The yield to maturity on each class of the Fixed Strip Certificates will be extremely sensitive to the rate and timing of receipt of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans included in the corresponding Mortgage Pools, which rate may fluctuate significantly over time.

         The following table indicates the sensitivity of the yield to maturity on each class of the Fixed Strip Certificates to various constant rates of prepayment by projecting the monthly aggregate payments of interest on the Fixed Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the Modeling Assumptions including the assumptions regarding the characteristics and performance of the Mortgage Loans included in the corresponding Mortgage Pools which differ from the actual characteristics and performance thereof, and assuming further that the Pass-Through Rate and Notional Amount on the Fixed Strip Certificates are as set forth herein. Any differences between the Modeling Assumptions and the actual characteristics and performance of the corresponding Mortgage Loans may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

               Pre-Tax Yield to Maturity of the Fixed Strip
                       Certificates at the Following
                            Percentages of SPA

 Assumed
 Purchase
   Price             0%  [___]%       [___]%       [___]%     [___]%
 ---------        -----  ------       ------       ------     ------

 $[----------]  [----]% [----]%      [----]%      [----]%    [----]%


         Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Fixed Strip Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table for such class of Fixed Strip Certificates. Accrued interest is included in the purchase prices shown and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Fixed Strip Certificates, and thus do not reflect the return on any investment in the Fixed Strip Certificates when any reinvestment rates other than the discount rates are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans included in the corresponding Mortgage Pools will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Fixed Strip Certificates are likely to differ from those shown in the table, even if all of the corresponding Mortgage Loans prepay at the indicated constant percentages of SPA over any given time period or over the entire life of the Offered Certificates.

         There can be no assurance that the corresponding Mortgage Loans will prepay at any particular rate or that the yield on the Fixed Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the corresponding Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the corresponding Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Fixed Strip Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.


NY1-204660.2
                                                       S-18

         For  additional  considerations  relating  to the yield on the  Offered
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the Residual Certificates

         The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the Trust Fund's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Loans underlying the Underlying Agency Securities.

         The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                                                  TRUST AGREEMENT

General

         The Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of [__________ __, 199_], among the Company, the Certificate Administrator, and [ ], as Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Trust Agreement and the Offered Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy of the Trust Agreement (without exhibits) . Requests should be addressed to the [__________],
Residential              Asset              Securities              Corporation,
[_________________________________________________].

The Certificate Administrator

         [Residential Funding, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Company], [__________] will act as certificate administrator with respect to the Offered Certificates pursuant to the Trust Agreement. [For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.]

Assignment of the Underlying Agency Securities

         On the Delivery Date, the Company will deliver to the Trustee, with respect to each class of Underlying Agency Securities, the Certificate for such class registered in the name of the Trustee, evidencing the entire interest in such class. The Trustee will be entitled to receive distributions in respect of each Underlying Agency Security beginning with the distributions thereon in [__________, 199_]. A Certificate Account will be established as part of the Trust Fund, which shall be an Eligible Account as described in the Prospectus under "Description of the Certificates--Payments on Mortgage Collateral," into which the Trustee shall deposit all amounts received as distributions on the Underlying Agency Securities (net of the Servicing Fee described below), pending distributions on the Offered Certificates on each Distribution Date.



NY1-204660.2
                                                       S-19

Compensation of Certificate Administrator

         The primary compensation to be paid to the Certificate Administrator in respect of its certificate administration activities in respect of the Offered Certificates pursuant to the Trust Agreement will be [____]% per annum of the aggregate outstanding Certificate Principal Balance of the Underlying Agency Securities (the "Servicing Fee"), payable monthly out of the interest distributions on such Underlying Agency Securities. The Certificate Administrator is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Certificate Administrator in connection with its responsibilities under the Trust Agreement. See "Description of the
Certificates--Servicing  and  Administration  of  Mortgage  Collateral"  in  the
Prospectus for information regarding other possible compensation to the Certificate Administrator and for information regarding expenses payable by the Certificate Administrator.

Actions in Respect of the Underlying Agency Securities

         If at any time the Trustee, in its capacity as the registered holder of the Underlying Agency Securities, is requested to take any action or to give any consent, approval or waiver, the Trust Agreement provides that the Trustee, in its capacity as holder of the Underlying Agency Securities, may take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, will promptly notify all of the holders of the Offered Certificates and will act only in accordance with the written directions of holders of the Offered Certificates evidencing at least 51% of the voting rights.

Voting Rights

         Certain actions specified in the Prospectus that may be taken by holders of Offered Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Offered Certificates entitled in the aggregate to such percentage of the voting rights. [____]% of all voting rights will be allocated among all holders of the Class A-1, Class A-2 and Class A-3 Certificates in proportion to their then-outstanding Certificate Principal Balances and [____]% and [____]% of all voting rights will be allocated among holders of the Class S Certificates and Residual Certificates, respectively, in proportion to the Percentage Interests (as defined in the Prospectus) evidenced by their respective Certificates. The Trust Agreement will be subject to amendment without the consent of the holders of the Residual Certificates in certain circumstances.

Termination

         Either the Certificate Administrator or the Company may, at its option, repurchase from the Trust Fund all of the Underlying Agency Securities remaining in such Trust Fund and other assets thereof, and thereby effect early retirement of the Offered Certificates at such time as the aggregate of the Certificate Principal Balances of such Underlying Agency Securities is less than [____]% of the aggregate of the Certificate Principal Balances of the Underlying Agency Securities as of the Closing Date. In the event such option is exercised, the purchase price distributed with respect to each of the Offered Certificates will be 100% of its then outstanding Certificate Principal Balance plus interest thereon at the Pass-Through Rate.

                                      CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Offered  Certificates,  [Orrick,  Herrington &
Sutcliffe LLP] [Thacher Proffitt & Wood], counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Trust Agreement, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Code.

         For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates) will represent ownership of "regular interests" in the Trust Fund and will be generally treated as debt instruments of the Trust Fund. See "Certain Federal Income Tax Consequences" in the Prospectus.



NY1-204660.2
                                                       S-20

         [ADDITIONAL TAX CONSIDERATIONS TO BE INCLUDED AS APPROPRIATE]

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.

                                               ERISA CONSIDERATIONS

         [A description of whether there will be any exemption from "plan asset" treatment will be available with respect to the Series to be included as appropriate.]

         [To qualify for exemption under PTCE 83-1 (see "ERISA Considerations--Prohibited Transaction Exemption" in the Prospectus), a Certificate of an Exempt Series must entitle its holder to pass-through payments of both principal and interest on the Mortgage Loans. Any Plan fiduciary who proposes to cause a Plan to purchase Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and Section 4975 of the Code of the Plan's acquisition and ownership of Offered Certificates. See "ERISA Considerations" in the Prospectus.]

     [A description of one or more important aspects of the Exemption to be included if appropriate.]
                                              METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement dated [__________ __, 199_] (the "Underwriting Agreement"), the Underwriter has agreed to purchase and the Company has agreed to sell to the Underwriter the Offered Certificates. It is expected that delivery of the Offered Certificates will be [made at the offices of [___________________]] [through the book-entry facilities of The Depository Trust Company] on or about [____________ __, 199_], against payment therefor in immediately available funds.

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The distribution of the Offered Certificates by the Underwriter may be effected, from time to time, in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Offered Certificates, before deducting expenses payable by the Company, will be approximately [ ]% of the aggregate Certificate Principal Balance of the Offered Certificates plus accrued interest thereon from the Reference Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

         The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements provided to the Certificateholders as of each Distribution Date, which will include information as to the Certificate Principal Balance or Notional Amount, as applicable, of the Offered


NY1-204660.2
                                                       S-21

Certificates. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                                  LEGAL OPINIONS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Company by [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood], New York, New York and for the Underwriter by
[--------------------], [--------------------].

                                                      RATING

         It is a condition to the issuance of the Offered Certificates that the Class A-1, Class A-2, Class A-3, Fixed Strip and Class R Certificates be rated "[__]" by [____________] and "[__]" by [________].

         [[_________________] ratings on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement. [________________] ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the Mortgage Pool is adequate to make payments required under the Certificates. [________________] rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.] [The "r" of the "AAAr" rating of the Class [__] Certificates by [_________________] is attached to highlight derivative, hybrid, and certain other obligations that [_________________] believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]

         [The ratings of [______] on mortgage pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions on the Mortgage Loans to which they are entitled. The rating process addresses the structural and legal aspects associated with the Certificates, including the nature of the Mortgage Loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]

         [The ratings of [________] assigned to mortgage pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [________] ratings on mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments differ from that originally anticipated. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield or that rapid rates of principal prepayments could result in a failure of the holders of the Fixed Strip Certificates to fully recover their initial investment.]

         The Company has not requested a rating on the Offered Certificates by any rating agency other than [__________] and [__________]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by [_________] and [__________].

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be


NY1-204660.2
                                                       S-22
evaluated independently of any other security rating. The rating of the Fixed Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. In the event that the rating initially assigned to the Offered Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any
additional   support  or  credit   enhancement   with  respect  to  the  Offered
Certificates.
                                             LEGAL INVESTMENT MATTERS

         [The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA.]

         The Company makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any class of the Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

         See "Legal Investment Matters" in the Prospectus.


NY1-204660.2
                                                       S-23

         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.


                                TABLE OF CONTENTS
                                      Page
                              Prospectus Supplement
Summary..............................................                S-
Description of the Offered Certificates..............                S-
Description of the Underlying Agency Securities......                S-
Certain Yield and Prepayment Considerations..........                S-
Trust Agreement......................................                S-
Certain Federal Income Tax Consequences..............                S-
ERISA Considerations.................................                S-
Method of Distribution...............................                S-
Legal Opinions.......................................                S-
Rating...............................................                S-
Legal Investment Matters.............................                S-

                                   Prospectus
Summary of Prospectus................................
Risk Factors.........................................
The Trust Funds......................................
Description of the Certificates......................
Subordination........................................
Description of Credit Enhancement....................
Insurance Policies on Mortgage Loans or Contracts....
The Company..........................................
Residential Funding Corporation......................
The Pooling and Servicing Agreement..................
Yield Considerations.................................
Maturity and Prepayment Considerations...............
Certain Legal Aspects of Mortgage
     Loans and Contracts.............................
Certain Federal Income Tax Consequences..............
State Tax Consequences...............................
ERISA Considerations.................................
Legal Investment Matters.............................
Use of Proceeds......................................
Methods of Distribution..............................
Legal Matters........................................
Financial Information................................
Additional Information...............................
Index of Principal Definitions.......................

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PRELIMINARY PROSPECTUS SHALL NOT CONSTITUTE AN OFFER + +TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF + +THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD + +BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS +
+OF ANY SUCH STATE.                                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
PROSPECTUS (SUBJECT TO COMPLETION DATED      , 1997)

MORTGAGE AND MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES

RESIDENTIAL ASSET SECURITIES CORPORATION

Depositor

The Mortgage and Manufactured Housing Contract Pass-Through Certificates (the "Certificates") offered hereby may be sold from time to time in series, as described in the related Prospectus Supplement. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Residential Asset Securities Corporation (the "Company") or any other entity specified in the related Prospectus Supplement, in a trust fund consisting primarily of a segregated pool of one- to four-family, residential first or junior lien closed-end mortgage loans (the "Mortgage Loans"), manufactured housing conditional sales contracts and installment loan agreements (the "Contracts") or interests therein (which may include Agency Securities, as defined herein) (collectively with the Mortgage Loans and Contracts, the "Mortgage Collateral"), acquired by the Company from one or more affiliated or unaffiliated institutions. See "The Trust Funds." See "Index of Principal Definitions" for the meanings of capitalized terms and acronyms.

The Mortgage Collateral and certain other assets described herein under "The Trust Funds" and in the related Prospectus Supplement will be held in trust (collectively, a "Trust Fund") for the benefit of the holders of the related series of Certificates pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") or a trust agreement (each, a "Trust Agreement") as described herein under "The Trust Funds" and in the related Prospectus Supplement. Each Trust Fund will consist of one or more types of the various types of Mortgage Collateral described under "The Trust Funds." Information regarding each class of Certificates of a series, and the general characteristics of the Mortgage Collateral to be evidenced by such Certificates, will be set forth in the related Prospectus Supplement.

Each series of Certificates will include one or more classes. Each class of Certificates of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the Certificates, to receive a specified portion of payments of principal or interest (or both) on the Mortgage Collateral in the related Trust Fund in the manner described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." A series may include one or more classes of Certificates entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of Certificates which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

THE COMPANY'S ONLY OBLIGATIONS WITH RESPECT TO A SERIES OF CERTIFICATES WILL BE PURSUANT TO CERTAIN LIMITED REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY OR AS OTHERWISE DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT. THE RELATED PROSPECTUS SUPPLEMENT MAY IDENTIFY ONE OR MORE ENTITIES AS SERVICERS (EACH, A "SERVICER") FOR A SERIES OF CERTIFICATES SECURED BY MORTGAGE LOANS OR CONTRACTS OR, IF SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, AN ENTITY MAY ACT AS MASTER SERVICER WITH RESPECT TO THE CERTIFICATES (THE "MASTER SERVICER"). IF SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, A SERIES OF CERTIFICATES MAY HAVE A CERTIFICATE ADMINISTRATOR (THE "CERTIFICATE ADMINISTRATOR") IN ADDITION TO, OR IN LIEU OF, A SERVICER OR A MASTER SERVICER. THE PRINCIPAL OBLIGATIONS OF A SERVICER OR THE MASTER SERVICER, IF ANY, WILL BE ITS CONTRACTUAL SERVICING OBLIGATIONS (WHICH MAY INCLUDE ITS LIMITED OBLIGATION TO MAKE CERTAIN ADVANCES IN THE EVENT OF DELINQUENCIES IN PAYMENTS ON THE MORTGAGE LOANS OR CONTRACTS). THE PRINCIPAL OBLIGATIONS OF THE CERTIFICATE ADMINISTRATOR, IF ANY, WILL BE TO PERFORM CERTAIN OBLIGATIONS WITH RESPECT TO THE CERTIFICATES UNDER THE TERMS OF THE POOLING AND SERVICING AGREEMENT OR TRUST AGREEMENT, AS APPLICABLE. SEE "DESCRIPTION OF THE CERTIFICATES."

If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include any one or any combination of a mortgage pool insurance policy, letter of credit, bankruptcy bond, special hazard insurance policy, reserve fund, certificate insurance policy, surety bond or other form of credit support. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination. See "Description of Credit Enhancement."

The rate of payment of principal of each class of Certificates entitled to a portion of principal payments on the Mortgage Collateral will depend on the priority of payment of such class and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Collateral. A rate of principal payment lower or higher than that anticipated may affect the yield on each class of Certificates in the manner described herein and in the related Prospectus Supplement. See "Yield Considerations."

FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE CERTIFICATES, SEE "RISK FACTORS" COMMENCING HEREIN ON PAGE 11.

One or more separate elections may be made to treat a Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Prospectus Supplement for a series of Certificates will specify which class or classes of the related series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC, if applicable. See "Certain Federal Income Tax Consequences."

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CERTIFICATES. THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, THE CERTIFICATE ADMINISTRATOR, GMAC MORTGAGE GROUP, INC. ("GMAC MORTGAGE") OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE MORTGAGE COLLATERAL WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY (EXCEPT IN THE CASE OF FHA LOANS, FHA CONTRACTS, VA LOANS, VA CONTRACTS AND GINNIE MAE SECURITIES) OR BY THE COMPANY, THE MASTER SERVICER, THE CERTIFICATE ADMINISTRATOR, GMAC MORTGAGE OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as described under "Methods of Distribution" and in the related Prospectus Supplement.

There will be no secondary market for any series of Certificates prior to the offering thereof. There can be no assurance that a secondary market for any of the Certificates will develop or, if it does develop, that it will continue. The Certificates will not be listed on any securities exchange.

Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

                                  ----------

The date of this Prospectus is      , 1997.

                            ADDITIONAL INFORMATION

  The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates (the "Registration Statement"). The Company is also subject to certain of the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly, will file reports thereunder with the Commission. The Registration Statement and the exhibits thereto, and reports and other information filed by the Company pursuant to the Exchange Act can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Web site (http://www.sec.gov).

  Copies of Ginnie Mae's information statement and annual report can be obtained by writing or calling the United States Department of Housing and Urban Development, 451-7th Street S.W., Room 6210, Washington, D.C. 20410-9000 (202-708-3649). Copies of Freddie Mac's most recent offering circular for Freddie Mac Certificates, Freddie Mac's information statement and most recent supplement to such information statement and any quarterly report made available by Freddie Mac can be obtained by writing or calling the Investor Relations Department of Freddie Mac at Post Office Box 4112, Reston, Virginia 22090 (outside the Washington, D.C. metropolitan area, telephone 800-424-5401, ext. 8160; within the Washington, D.C. metropolitan area, telephone 703-759-
8160). Copies of Fannie Mae's most recent prospectus for Fannie Mae Certificates and Fannie Mae's annual report and quarterly financial statements, as well as other financial information, are available from the Director of Investor Relations of Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016(202-537-7115). The Company does not, and will not, participate in the preparation of Ginnie Mae's information statements or annual reports, Freddie Mac's offering circulars, information statements or any supplements thereto or any of its quarterly reports or Fannie Mae's prospectuses or any of its reports, financial statements or other information and, accordingly, makes no representations as to the accuracy or completeness of the information set forth therein.

                         REPORTS TO CERTIFICATEHOLDERS

  Monthly reports which contain information concerning the Trust Fund for a series of Certificates will be sent by the Master Servicer or Certificate Administrator, as applicable, to each holder of record of the Certificates of the related Series. See "Description of the Certificates--Reports to Certificateholders." Any reports forwarded to holders will contain financial information that has not been examined or reported upon an independent certified public accountant. The Company will file with the Commission such periodic reports with respect to the Trust Fund for a series of Certificates as are required under the Exchange Act, and the rules and regulations of the Commission thereunder.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  With respect to each series of Certificates offered hereby, there are incorporated herein and in the related Prospectus Supplement by reference all documents and report filed or caused to be filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the termination of the offering of the related series of Certificates, that relate specifically to such related series of Certificates. The Company will provide or cause to be provided without charge to each person to whom this Prospectus and related Prospectus Supplement is delivered in connection with the offering of one or more classes of such series of Certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such series of Certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Residential Asset Securities Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, or by telephone at (612) 832-7000.

  No dealer, salesman, or any other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or the related Prospectus Supplement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any dealer, salesman, or any other person. Neither the delivery of this Prospectus or the related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein or therein since the date hereof. This Prospectus and the related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS

CAPTION                                                                     PAGE
-------                                                                     ----
ADDITIONAL INFORMATION.....................................................   2
REPORTS TO CERTIFICATEHOLDERS..............................................   2
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................   2
SUMMARY OF PROSPECTUS......................................................   4
RISK FACTORS...............................................................  11
 Risks Associated with the Mortgage Collateral.............................  11
 Yield and Prepayment Considerations.......................................  13
 Limited Representations and Warranties....................................  13
 Limited Liquidity.........................................................  13
 Limited Obligations.......................................................  13
 Limitations, Reduction and Substitution of Credit Enhancement.............  14
THE TRUST FUNDS............................................................  14
 General...................................................................  14
 The Mortgage Loans........................................................  15
 The Contracts.............................................................  22
 The Agency Securities.....................................................  22
 Mortgage Collateral Sellers...............................................  24
 Representations with Respect to Mortgage Collateral.......................  24
 Repurchases of Mortgage Collateral........................................  26
 Limited Right of Substitution.............................................  27
DESCRIPTION OF THE CERTIFICATES............................................  27
 General...................................................................  27
 Form of Certificates......................................................  28
 Assignment of Mortgage Loans..............................................  31
 Assignment of Contracts...................................................  31
 Review of Mortgage Loan or Contract Documents.............................  32
 Assignment of Agency Securities...........................................  32
 Spread....................................................................  32
 Payments on Mortgage Collateral...........................................  33
 Withdrawals from the Custodial Account....................................  35
 Distributions.............................................................  36
 Advances..................................................................  38
 Prepayment Interest Shortfalls............................................  39
 Reports to Certificateholders.............................................  39
 Servicing and Administration of Mortgage Collateral.......................  41
 Realization Upon Defaulted Property.......................................  45
SUBORDINATION..............................................................  46
DESCRIPTION OF CREDIT ENHANCEMENT..........................................  48
 General...................................................................  48
 Letters of Credit.........................................................  49
 Mortgage Pool Insurance Policies..........................................  49
 Special Hazard Insurance Policies.........................................  51
 Bankruptcy Bonds..........................................................  52
 Reserve Funds.............................................................  52
 Certificate Insurance Policies............................................  53
 Surety Bonds..............................................................  53

CAPTION                                                                     PAGE
-------                                                                     ----
 Maintenance of Credit Enhancement.........................................  53
 Reduction or Substitution of Credit Enhancement...........................  54
PURCHASE OBLIGATIONS.......................................................  54
INSURANCE POLICIES ON MORTGAGE LOANS OR CONTRACTS..........................  55
 Primary Mortgage Insurance Policies.......................................  55
 Standard Hazard Insurance on Mortgaged Properties.........................  56
 Standard Hazard Insurance on Manufactured Homes...........................  57
 FHA Mortgage Insurance....................................................  57
 VA Mortgage Guaranty......................................................  58
THE COMPANY................................................................  58
RESIDENTIAL FUNDING CORPORATION............................................  58
THE POOLING AND SERVICING AGREEMENT........................................  59
 Servicing and Administration..............................................  59
 Events of Default.........................................................  59
 Rights Upon Event of Default..............................................  60
 Amendment.................................................................  60
 Termination; Retirement of Certificates...................................  61
 The Trustee...............................................................  62
YIELD CONSIDERATIONS.......................................................  62
MATURITY AND PREPAYMENT CONSIDERATIONS.....................................  65
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND CONTRACTS......................  68
 The Mortgage Loans........................................................  68
 The Contracts.............................................................  76
 Environmental Legislation.................................................  78
 Soldiers' and Sailors' Civil Relief Act of 1940...........................  79
 Default Interest and Limitations on Prepayments...........................  80
 Forfeitures in Drug and RICO Proceedings..................................  80
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  80
 General...................................................................  80
 REMICs....................................................................  81
STATE AND OTHER TAX CONSEQUENCES...........................................  97
ERISA CONSIDERATIONS.......................................................  97
 Plan Asset Regulations....................................................  97
 Prohibited Transaction Exemption..........................................  98
 Insurance Company General Accounts........................................ 100
 Representation from Investing Plans ...................................... 101
 Tax-Exempt Investors...................................................... 101
 Consultation with Counsel................................................. 101
LEGAL INVESTMENT MATTERS................................................... 102
USE OF PROCEEDS............................................................ 103
METHODS OF DISTRIBUTION.................................................... 103
LEGAL MATTERS.............................................................. 104
FINANCIAL INFORMATION...................................................... 104
INDEX OF PRINCIPAL DEFINITIONS............................................. 105

                             SUMMARY OF PROSPECTUS

  The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. Capitalized terms used in this summary that are not otherwise defined shall have the meanings ascribed thereto in this Prospectus. An index indicating where certain terms used herein are defined appears at the end of this Prospectus.

Securities Offered..........  Mortgage and Manufactured Housing Contract Pass-
                              Through Certificates.

Company.....................  Residential Asset Securities Corporation. See
                              "The Company."

Servicer or Master            The related Prospectus Supplement may identify
Servicer....................  one or more entities as Servicers for a series of
                              Certificates evidencing interests in Mortgage
                              Loans or Contracts or an entity may act as Master
                              Servicer. The Master Servicer may be Residential
                              Funding Corporation, an affiliate of the Company
                              ("Residential Funding"). See "Residential Funding
                              Corporation" and "Description of the Certifi-cates--Servicing and Administration of Mortgage
                              Collateral."

Certificate Administrator...  An entity may be named as the Certificate Admin-
                              istrator in the related Prospectus Supplement, if required in addition to or in lieu of the Master Servicer or Servicer for a series of Certifi-cates. The Certificate Administrator may be Resi-dential Funding. See "Residential Funding Corpo-ration" and "Description of the Certificates-- Servicing and Administration of Mortgage Collat-eral."

Trustee.....................  The Trustee for each series of Certificates will be specified in the related Prospectus Supple-ment.

Certificates................  Each series of Certificates will represent in the aggregate the entire beneficial ownership inter-est, excluding any interest retained by the Com-pany or any other entity specified in the related Prospectus Supplement, in a Trust Fund consisting primarily of the Mortgage Collateral acquired by the Company from one or more affiliated or unaf-filiated institutions. Each series of Certifi-cates will be issued pursuant to a Pooling and Servicing Agreement or a Trust Agreement among the Company, the Trustee and one or more of any Servicer, the Master Servicer and the Certificate Administrator.

                              As specified in the related Prospectus Supple-ment, each series of Certificates, or class of Certificates in the case of a series consisting of two or more classes, may have a stated princi-pal balance, no stated principal balance or a notional amount and may be entitled to distribu-tions of interest based on a specified interest rate or rates (each, a "Pass-Through Rate"). Each series or class of Certificates may have a dif-ferent Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more of such Pass-Through Rates. The related Prospectus

                              Supplement will specify the Pass-Through Rate or Rates for each series or class of Certificates, or the initial Pass-Through Rate or Rates and the method for determining subsequent changes to the Pass-Through Rate or Rates.

                              A series may include one or more classes of Cer-tificates (each, a "Strip Certificate") entitled to (i) principal distributions, with dispropor-tionate, nominal or no interest distributions, or
                              (ii) interest distributions, with disproportion-ate, nominal or no principal distributions. In addition, a series may include classes of Certif-icates which differ as to timing, sequential or-der, priority of payment, Pass-Through Rate or amount of distributions of principal or interest or both, or as to which distributions of princi-pal or interest or both on any class may be made upon the occurrence of specified events, in ac-cordance with a schedule or formula, or on the basis of collections from designated portions of the Trust Fund. In addition, a series may include one or more classes of Certificates ("Accrual Certificates"), as to which certain accrued in-terest will not be distributed but rather will be added to the principal balance thereof in the manner described in the related Prospectus Sup-plement. One or more classes of Certificates in a series may be entitled to receive principal pay-ments pursuant to an amortization schedule under the circumstances described in the related Pro-spectus Supplement.

                              If so specified in the related Prospectus Supple-ment, a series of Certificates may include one or more classes of Certificates (collectively, the "Senior Certificates") which are senior to one or more classes of Certificates (collectively, the "Subordinate Certificates") in respect of certain distributions of principal and interest and allo-cations of losses on the Mortgage Collateral. See "Subordination." If so specified in the related Prospectus Supplement, a series of Certificates may include one or more classes of Certificates (collectively, the "Mezzanine Certificates") which are Subordinate Certificates but which are senior to other classes of Subordinate Certifi-cates in respect of such distributions or losses. In addition, certain classes of Senior Certifi-cates may be senior to other classes of Senior Certificates in respect of such distributions or losses. The Certificates will be issued in fully-registered certificated or book-entry form in the authorized denominations specified in the related Prospectus Supplement. See "Description of the Certificates."

                              Neither the Certificates nor the underlying Mort-gage Collateral will be guaranteed or insured by any governmental agency or instrumentality (ex-cept in the case of FHA Loans, FHA Contracts, VA Loans, VA Contracts and Ginnie Mae Securities (each as defined herein)) or by the Company, the Master Servicer, any Servicer, the Mortgage Col-lateral Seller, the Certificate Administrator, GMAC Mortgage or any of their affiliates. See "Risk Factors--Limited Obligations."

Interest Distributions......  Except as otherwise specified herein or in the related Prospectus Supplement, interest on each class of Certificates of each series, other than Strip Certificates or Accrual Certifi-cates (prior to the time when accrued interest becomes payable thereon), will be remitted at the applicable Pass-Through Rate on the outstanding principal balance of such class, on the 25th day (or, if such day is not a business day, the next business day) of each month, commencing with the month following the month in which the Cut-off Date (as defined in the applicable Prospectus Supplement) occurs (each, a "Distribution Date"). If the Prospectus Supplement so specifies, inter-est distributions on any class of Certificates may be reduced on account of negative amortiza-tion on the Mortgage Collateral, with the De-ferred Interest (as defined herein) allocable to such class added to the principal balance there-of, which Deferred Interest will thereafter bear interest at the applicable Pass-Through Rate. Distributions, if any, with respect to interest on Strip Certificates will be made on each Dis-tribution Date as described herein and in the re-lated Prospectus Supplement. See "Description of the Certificates--Distributions." Strip Certifi-cates that are entitled to distributions of prin-cipal only will not receive distributions in re-spect of interest. Interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance of such class on the related Distribution Date, and will thereafter bear interest at the applicable Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, distributions of interest with respect to any series of Certifi-cates (or accruals thereof in the case of Accrual Certificates), or with respect to one or more classes included therein, may be reduced to the extent of interest shortfalls not covered by ad-vances or the applicable form of credit support, including any Prepayment Interest Shortfalls. See "Description of the Certificates" and "Maturity and Prepayment Considerations."

Principal Distributions.....  Except as otherwise specified in the related Pro-
                              spectus Supplement, principal distributions on the Certificates of each series will be payable on each Distribution Date, commencing with the Distribution Date in the month following the month in which the Cut-off Date occurs, to the holders of the Certificates of such series, or of the class or classes of Certificates then enti-tled thereto, on a pro rata basis among all such Certificates or among the Certificates of any such class, in proportion to their respective outstanding principal balances or the percentage interests represented by such class, in the pri-ority and manner specified in the related Pro-spectus Supplement. Strip Certificates with no principal balance will not receive distributions in respect of principal. Distributions of princi-pal with respect to any class of Certificates may be reduced to the extent of certain delinquencies not covered by advances or losses not covered by the applicable form of credit enhancement. See "The Trust Funds," "Maturity and Prepayment Con-siderations" and "Description of the Certifi-cates."

Trust Fund..................  The Trust Fund for a series of Certificates will consist primarily of Mortgage Loans, Contracts, whole or partial participations in Mort-gage Loans or Contracts and/or Agency Securities, together with certain accounts, reserve funds, insurance policies and related agreements speci-fied in the related Prospectus Supplement. The Trust Fund for a series of Certificates will also include the Certificate Account and a Collection Account, if applicable, and may include various forms of credit enhancement, all as specified in the related Prospectus Supplement. See "The Trust Funds" and "Description of Credit Enhancement."

                              The Mortgage Collateral will be purchased by the Company directly or indirectly (through Residen-tial Funding or other affiliates) from affili-ates, including HomeComings Financial Network, Inc., Residential Money Centers, Inc. and GMAC Mortgage Corporation, or directly or indirectly from sellers unaffiliated with the Company (each, a "Mortgage Collateral Seller"). See "The Trust Funds--Mortgage Collateral Sellers."

 Mortgage Loans.............  The Trust Fund for a series of Certificates may include a pool of Mortgage Loans, or whole or partial participations in Mortgage Loans (a "Mortgage Pool"), secured by first or junior liens on one- to four-family residential proper-ties (each, a "Mortgaged Property"). Such Mort-gage Loans may, as specified in the related Pro-spectus Supplement, include conventional loans, FHA Loans, VA Loans, Balloon Loans, GPM Loans, Buy-Down Loans, Bi-Weekly Loans or Mortgage Loans having other special payment features, as de-scribed herein and in the related Prospectus Sup-plement. See "The Trust Funds--The Mortgage Loans." The Mortgage Loans may have fixed or ad-justable interest rates. A Mortgage Pool may in-clude Mortgage Loans that have been modified prior to their inclusion in a Trust Fund. The Mortgage Loans may include either (i) Mortgage Loans secured by mortgages, deeds of trust or other security instruments creating a first or junior lien on the Mortgaged Properties or (ii) loans secured by an assignment by the borrower of a security interest in shares issued by a private cooperative housing association and the related proprietary lease or occupancy agreement on a co-operative dwelling, which constitute first or ju-nior liens on such property ("Cooperative Loans"). The Mortgaged Properties may be owner occupied or non-owner occupied and may include vacation and second homes. See "The Trust Funds-- The Mortgage Loans."

 Contracts..................  The Trust Fund for a series of Certificates may include a pool of Contracts, or whole or partial participations in Contracts (a "Contract Pool") originated by one or more manufactured housing dealers, or such other entity or entities de-scribed in the related Prospectus Supplement. The Contracts may be conventional manufactured hous-ing contracts or contracts insured by the FHA or partially guaranteed by the VA. Each Contract will be secured by a manufactured home (each, a "Manufactured Home," which shall also be included in the term "Mortgaged Property"). Generally, the Contracts will be fully-amortizing and will bear interest at a fixed rate unless otherwise specified in the re-lated Prospectus Supplement. See "The Trust Funds--The Contracts."

 Agency Securities..........  The Trust Fund for a series of Certificates may include a pool of Freddie Mac Securities, Fannie Mae Securities or Ginnie Mae Securities (collec-tively, the "Agency Securities"), or a combina-tion of Agency Securities. Such Agency Securities may represent whole or partial interests in pools of (1) Mortgage Loans or Contracts or (2) Agency Securities. Unless otherwise set forth in the re-lated Prospectus Supplement, all Ginnie Mae Secu-rities will be backed by the full faith and credit of the United States. None of the Freddie Mac Securities or Fannie Mae Securities will be backed, directly or indirectly, by the full faith and credit of the United States. Agency Securi-ties may be backed by fixed or adjustable rate Mortgage Loans or other types of Mortgage Loans or Contracts specified in the related Prospectus Supplement. See "The Trust Funds--The Agency Se-curities."

Yield and Prepayment          The Mortgage Collateral supporting a series of
Considerations..............  Certificates will have unique characteristics that will affect the yield to maturity and the rate of payment of principal on such Certifi-cates. See "Yield Considerations" and "Maturity and Prepayment Considerations" herein and in the related Prospectus Supplement.

Credit Enhancement..........  If so specified in the related Prospectus Supple-
                              ment, the Trust Fund with respect to any series of Certificates may include any one or any combi-nation of a letter of credit, mortgage pool in-surance policy, special hazard insurance policy, bankruptcy bond, reserve fund, certificate insur-ance policy, surety bond or other type of credit support to provide partial coverage for certain defaults and losses relating to the Mortgage Loans. Credit support also may be provided in the form of subordination of one or more classes of Certificates in a series under which losses are first allocated to any Subordinate Certificates up to a specified limit. Any form of credit en-hancement typically will have certain limitations and exclusions from coverage thereunder, which will be described in the related Prospectus Sup-plement. Losses not covered by any form of credit enhancement will be borne by the holders of the related Certificates (or certain classes there-of). To the extent not set forth herein, the amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and related information will be set forth in the Prospectus Supplement relat-ing to a series of Certificates. See "Description of Credit Enhancement" and "Subordination."

Advances....................  Unless otherwise specified in the related Pro-
                              spectus Supplement, the Master Servicer (or, if there is no Master Servicer for such series, the related Servicer) will be obligated to make cer-tain advances with respect to delinquent sched-uled payments on the Mortgage Loans or Contracts, but only to the extent that the Master Servicer or a

                              Servicer believes that such amounts will be re-coverable by it. Any advance made by the Master Servicer or a Servicer with respect to a Mortgage Loan or a Contract is recoverable by it as pro-vided herein under "Description of the Certifi-cates--Advances" either from recoveries on the specific Mortgage Loan or Contract or, with re-spect to any advance subsequently determined to be nonrecoverable, out of funds otherwise dis-tributable to the holders of the related series of Certificates.

Optional Termination........  The Master Servicer, the Certificate Administra-
                              tor, the Company, a Servicer or, if specified in the related Prospectus Supplement, the holder of the residual interest in a REMIC may at its op-tion either (i) effect early retirement of a se-ries of Certificates through the purchase of the assets in the related Trust Fund or (ii) pur-chase, in whole but not in part, the Certificates specified in the related Prospectus Supplement; in each case under the circumstances and in the manner set forth herein under "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" and in the related Prospectus Sup-plement.

Rating......................  At the date of issuance, as to each series, each class of Certificates offered hereby will be rat-ed, at the request of the Company, in one of the four highest rating categories by one or more na-tionally recognized statistical rating agencies (each, a "Rating Agency"). See "Ratings" in the related Prospectus Supplement.

Legal Investment............  Unless otherwise specified in the related Pro-
                              spectus Supplement and except with respect to any class of Certificates that will evidence an in-terest in Mortgages secured by second or more ju-nior liens, each class of Certificates offered hereby and by the related Prospectus Supplement that is rated in one of the two highest rating categories by at least one Rating Agency will constitute "mortgage related securities" for pur-poses of the Secondary Mortgage Market Enhance-ment Act of 1984, as amended ("SMMEA"), for so long as it sustains such a rating. See "Legal In-vestment Matters."

ERISA Considerations........  A fiduciary of an employee benefit plan and cer-
                              tain other retirement plans and arrangements, in-cluding individual retirement accounts and annui-ties, Keogh plans, bank collective investment funds, insurance company general and separate ac-counts and certain other entities in which such plans, accounts, annuities or arrangements are invested, which is subject to the Employee Re-tirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Reve-nue Code of 1986 (the "Code"), and any other per-son contemplating purchasing a Certificate with Plan Assets (as defined herein), should carefully review with its legal counsel whether the pur-chase or holding of Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Sec-tion 4975 of the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement.

Certain Federal Income Tax
 Consequences...............
                              Certificates of each series offered hereby will constitute "regular interests" or "residual in-terests" in a Trust Fund, or a portion thereof, treated as a REMIC under Sections 860A through 860G of the Code, unless otherwise specified in the related Prospectus Supplement. See "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                                 RISK FACTORS

  Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

RISKS ASSOCIATED WITH THE MORTGAGE COLLATERAL

  The primary assets underlying a series of Certificates will be the Mortgage Loans or Contracts (or interests therein) in the related Trust Fund or the Mortgage Loans or Contracts that underlie the Agency Securities in a Trust Fund. Defaults on mortgage loans and contracts may occur because of changes in the economic status of the related borrower or because of increases in the monthly payment for such mortgage loan or contract or decreases in the related borrower's equity in the related Mortgaged Property. Losses upon the foreclosure of a mortgage loan or contract may occur because the value of the related Mortgaged Property is insufficient to recover the outstanding principal balance of the mortgage loan or contract. Factors which may affect the value of the related Mortgaged Property include declines in real estate values and adverse economic conditions either generally or in the particular geographic area in which the related Mortgaged Property is located. See "Yield Considerations." Losses may also result from fraud in the origination of a mortgage loan or contract.

  Mortgage Loans or Contracts may have been originated using underwriting standards that are less stringent than the underwriting standards applied by other mortgage loan purchase programs such as those run by Fannie Mae or Freddie Mac or by the Company's affiliate, Residential Funding, for the purpose of collateralizing securities issued by Residential Funding Mortgage Securities I, Inc. For example, the Mortgage Loans or Contracts may have been made to borrowers (the "Mortgagors") having imperfect credit histories, ranging from minor delinquencies to bankruptcies, or Mortgagors with generally higher ratios of monthly mortgage payments to income or higher ratios of total monthly credit payments to income. Mortgage Loans or Contracts in a Trust Fund may also present a greater risk of loss due to higher Loan-to-Value Ratios, the absence of primary mortgage insurance, or lesser amounts of primary mortgage insurance than such other lending programs.

  Mortgage Loans or Contracts may have been originated one or more years prior to the Closing Date for the related Certificates. Such seasoned Mortgage Collateral may have higher current loan-to-value ratios than at origination if the value of the related Mortgaged Property has declined. No assurance can be given that values of the Mortgaged Properties have remained or will remain at the levels existing on the dates of origination of the related Mortgage Loans or Contracts. If a residential real estate market should experience an overall decline in property values, or if the Mortgagors on such seasoned Mortgage Collateral have lower incomes or poorer credit histories than at the time of origination of the related Mortgage Loan or Contract, the actual rates of delinquencies, foreclosures and losses could be higher than the rates otherwise expected by an investor in the Certificates.

  In addition, in the case of Mortgage Loans or Contracts that are subject to negative amortization due to the addition to the related principal balance of Deferred Interest, the principal balances of such Mortgage Loans or Contracts could be increased to an amount equal to or in excess of the value of the underlying Mortgaged Properties, thereby increasing the likelihood of default by the Mortgagors which may result in losses on such Mortgage Loans or Contracts. Certain other Mortgage Loans or Contracts may provide for escalating or variable payments by the Mortgagor, as to which the Mortgagor is generally qualified on the basis of the initial payment amount. Some of the Mortgage Loans or Contracts may be Balloon Loans and the ability of a Mortgagor to pay the related Balloon Amount may depend on the Mortgagor's ability to refinance the Mortgage Loan or Contract. In some instances, the Mortgagors may not be able to make their loan payments as such payments increase and thus the likelihood of default will increase.

  The Mortgage Loans may be secured by junior liens on the related Mortgaged Properties ("Junior Mortgage Loans") that will be subordinate to the rights of the mortgagee under the related senior mortgage or mortgages. Accordingly, the holder of a Junior Mortgage Loan will be subject to a loss of its mortgage if the holder of a senior mortgage is successful in foreclosure of its mortgage since no junior liens or encumbrances survive such a foreclosure. Also, due to the priority of the senior mortgage, the holder of a Junior Mortgage Loan may not be able to control the timing, method or procedure of any foreclosure action relating to the Mortgaged Property. Investors should be aware that any liquidation, insurance or condemnation proceeds received in respect of such Junior Mortgage Loans will be available to satisfy the outstanding balance of such Mortgage Loans only to the extent that the claims of such senior mortgages have been satisfied in full, including any related foreclosure costs. For Mortgage Loans secured by junior liens that have low Junior Mortgage Ratios, foreclosure costs may be substantial relative to the outstanding balance of the Mortgage Loan upon default, and therefore the amount of any liquidation proceeds available to Certificateholders may be smaller as a percentage of the outstanding balance of the Mortgage Loan than would be the case in a typical pool of first lien residential loans. In addition, the holder of a Junior Mortgage Loan may only foreclose on the related Mortgaged Property subject to any senior mortgages, in which case such holder must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages. The Trust Fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees, although the Master Servicer or Subservicer may, at its option, advance such amounts to the extent deemed recoverable and prudent. In the event that proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy all senior liens and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, Holders of one or more classes of the Certificates, are likely to (i) incur losses in jurisdictions in which a deficiency judgment against the borrower is not available, and (ii) incur losses if any deficiency judgment obtained is not realized upon. In the event that such proceeds are insufficient to satisfy all senior liens and to reimburse the Master Servicer or Subservicer for any advances made in respect thereof, such losses could exceed the amount of the Junior Mortgage Loan.

  Some Mortgage Loans or Contracts may be one or more months delinquent with regard to payment of principal or interest at the time of their deposit into a Trust Fund. Certain Mortgage Loans or Contracts may have incomplete legal files that, as of the time of deposit into a Trust Fund, may be missing such documents as a note, a copy of the Mortgage or a title insurance policy, or may contain documents that are defective because they are incomplete, contain incorrect information, are unsigned by the appropriate parties or have other defects.

  In addition to the foregoing, from time to time certain geographic regions will experience weaker regional economic conditions and housing markets and, consequently, may experience higher rates of loss and delinquency than will be experienced on mortgage loans or contracts generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans or Contracts in the Trust Fund for a series of Certificates may be concentrated in these regions, and such concentration may present risks in addition to those generally present for similar mortgage-backed securities without such concentration.

  With respect to Junior Mortgage Loans in general, and in particular those having high Combined Loan-to-Value Ratios or low Junior Mortgage Ratios, the foregoing considerations may result in circumstances under which it would be uneconomical to foreclose on the related Mortgaged Property in the event of a default. The actual Junior Mortgage Ratio at any time may be lower than indicated in the Prospectus Supplement as a result of any reductions in the Stated Principal Balance thereof. In addition, the actual Combined Loan-to-Value Ratio at any time may be higher than indicated in the Prospectus Supplement if the Junior Mortgage Loan or any senior mortgage loan is subject to negative amortization or if the value of the related Mortgaged Property has declined. In such circumstances, repayment of the Junior Mortgage Loan would depend solely on the credit of the Mortgagor, and the ability to obtain repayment of the Mortgage Loan may be generally similar to that which would be experienced if the Mortgage Loan were an unsecured consumer loan. Moreover, while in most jurisdictions a mortgagee would be permitted to elect to either foreclose or sue to collect the debt evidenced by the Mortgage Note, in some jurisdictions suits to collect the debt are prohibited until the mortgagee has sought to foreclose against the security, so that the mortgagee may be forced to foreclose first and thereafter obtain a deficiency judgment. In addition, in some jurisdictions, where the mortgagee has chosen to sue on the debt in lieu of foreclosure, the mortgagee will be barred from foreclosing against the security.

  To the extent that losses on any item of Mortgage Collateral are not covered by any credit enhancement, the related Certificateholders (or specific classes thereof) will bear all risk of loss resulting from default by the Mortgagors, and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans or Contracts. Specific risks, if any, associated with the Mortgage Collateral underlying a particular series of Certificates will be discussed in the related Prospectus Supplement. See "Risk Factors," if any, in the related Prospectus Supplement.

YIELD AND PREPAYMENT CONSIDERATIONS

  The yield to maturity of the Certificates of each series will depend on the rate and timing of principal payments (including prepayments, liquidations due to defaults, and repurchases due to conversion of ARM Loans to fixed interest rate loans or breaches of representations and warranties) on the Mortgage Loans or Contracts and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Collateral. The yield to maturity on Strip Certificates will be extremely sensitive to the rate of prepayments on the related Mortgage Collateral. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with an index or certain other classes, may be relatively more sensitive to the rate of prepayment on the related Mortgage Collateral than other classes of Certificates. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Yield Considerations" and "Maturity and Prepayment Considerations."

LIMITED REPRESENTATIONS AND WARRANTIES

  Certain Mortgage Collateral Sellers may make more limited representations and warranties with respect to the Mortgage Loans or Contracts that have been acquired by the Company than would be required by Fannie Mae or Freddie Mac in connection with their first mortgage loan purchase programs. In addition, any item of Mortgage Collateral for which a breach of a representation or warranty exists will remain in the related Trust Fund in the event that a Mortgage Collateral Seller is unable, or disputes its obligation, to repurchase such Mortgage Collateral and such a breach does not also constitute a breach of a representation made by Residential Funding, the Company or the Master Servicer. In either event, any resulting losses will be borne by the related form of credit enhancement, to the extent available, and otherwise by the holders of one or more classes of Certificates. See "The Trust Funds-- Representations with Respect to Mortgage Collateral."

LIMITED LIQUIDITY

  There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates of any series. The Prospectus Supplement for any series of Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Certificates, however no underwriter will be obligated to do so. The Certificates will not be listed on any securities exchange.

LIMITED OBLIGATIONS

  The Certificates will not represent an interest in or obligation of the Company, the Master Servicer, any Servicer, the Mortgage Collateral Seller, the Certificate Administrator, GMAC Mortgage or any of their affiliates. The only obligations of the foregoing entities with respect to the Certificates or any Mortgage Collateral will be the obligations (if any) of the Company, the related Servicer, if applicable, the Mortgage Collateral Seller, and the Master Servicer pursuant to certain limited representations and warranties made with respect to the Mortgage Collateral, the Master Servicer's or the applicable Servicer's servicing obligations under the related Pooling and Servicing Agreement (including such entity's limited obligation to make certain Advances) and pursuant to the terms of any Agency Securities, the Certificate Administrator's (if any) administrative obligations under the

Pooling and Servicing Agreement or the Trust Agreement, and, if and to the extent expressly described in the related Prospectus Supplement, certain limited obligations of the Master Servicer or the related Servicer in connection with an agreement to purchase a Convertible Mortgage Loan upon conversion to a fixed rate. Neither the Certificates nor the underlying Mortgage Collateral will be guaranteed or insured by any governmental agency or instrumentality (except in the case of FHA Loans, FHA Contracts, VA Loans, VA Contracts or Ginnie Mae Securities), or by the Company, the Master Servicer, any Servicer, the Mortgage Collateral Seller, the Certificate Administrator, GMAC Mortgage or any of their affiliates. Proceeds of the assets included in the related Trust Fund (including the Mortgage Collateral and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Company, the Master Servicer, any Servicer, the Mortgage Collateral Seller, the Certificate Administrator, GMAC Mortgage or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

LIMITATIONS, REDUCTION AND SUBSTITUTION OF CREDIT ENHANCEMENT

  With respect to each series of Certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying Mortgage Collateral. Credit enhancement will be provided in one or more of the forms referred to herein, including, but not limited to: subordination of other classes of Certificates of the same series; a Letter of Credit; a Mortgage Pool Insurance Policy; a Special Hazard Insurance Policy; a Bankruptcy Bond; a Reserve Fund; a Certificate Insurance Policy; a Surety Bond; or any combination thereof. See "Subordination" and "Description of Credit Enhancement" herein. Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such credit enhancement may provide only very limited coverage as to certain types of losses or risks, and may provide no coverage as to certain other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related Certificates (or certain classes thereof). The Master Servicer or the Certificate Administrator, as applicable, will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Certificates, if each Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Certificates by any Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Collateral in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Company, the Master Servicer, any Servicer, the Mortgage Collateral Seller, the Certificate Administrator, GMAC Mortgage nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of Certificates. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement."

                                THE TRUST FUNDS

GENERAL

  A Trust Fund for a series of Certificates may include Mortgage Collateral that consists of one or more of the following: (1) Mortgage Loans, or whole or partial participations in Mortgage Loans, which are one- to four-family residential mortgage loans, including loans secured by first or junior mortgages or leases on cooperative apartment units and loans to cooperative associations, and which are closed-end loans that do not permit revolving debt; (2) Contracts, or whole or partial participations in Contracts; (3) Agency Securities which are mortgage pass-through certificates (including those representing whole or partial interests in pools of Mortgage Loans, Contracts or Agency Securities (a) guaranteed and/or issued by the Government National Mortgage Association ("Ginnie Mae" and such securities, "Ginnie Mae Securities"), (b) issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac" and such securities, "Freddie Mac Securities") or (c) issued by the Federal National Mortgage Association ("Fannie Mae" and such securities, "Fannie Mae Securities"); and (4) certain other related property conveyed by the Company. Each Trust Fund may also include (i) the amounts required to be held from time to time in a trust account (the "Certificate Account"), into which payments in respect of the Mortgage Collateral may be deposited, maintained by the Master Servicer, a Servicer, the Trustee or the Certificate Administrator, as the case may be, pursuant to the Pooling and Servicing Agreement or Trust Agreement, (ii) if so specified in the related Prospectus Supplement, a trust account (the "Custodial Account") into which amounts to be deposited in the Certificate Account may be deposited on a periodic basis prior to deposit in the Certificate Account, (iii) any Mortgaged Property which initially secured a Mortgage Loan or Contract and that is acquired by foreclosure or deed in lieu of foreclosure and (iv) if so specified in the related Prospectus Supplement, one or more other cash accounts, insurance policies or other forms of credit enhancement with respect to the Certificates, the Mortgage Collateral or all or any part of the Trust Fund, required to be maintained pursuant to the related Pooling and Servicing Agreement or Trust Agreement. See "Description of Credit Enhancement."

  Each Certificate will evidence the interest specified in the related Prospectus Supplement in a Trust Fund, containing a Mortgage Pool, a Contract Pool or a pool of Agency Securities (an "Agency Securities Pool") having the aggregate principal balance as of the date (the "Cut-off Date") specified in the related Prospectus Supplement. Certificateholders of a series will have interests only in such Mortgage Pool, Contract Pool or Agency Securities Pool and will have no interest in the Mortgage Pool, Contract Pool or Agency Securities Pool created with respect to any other series of Certificates.

  The related Prospectus Supplement may identify one or more entities as Servicers for a series of Certificates evidencing interests in Mortgage Loans or Contracts or, if so provided in the related Prospectus Supplement, an entity may act as Master Servicer with respect to a series of Certificates. The Master Servicer or any Servicer, as applicable, may service the Mortgage Loans or Contracts through one or more Sub-Servicers. See "Description of the Certificates--Servicing and Administration of Mortgage Collateral." In addition to or in lieu of the Master Servicer or Servicer for a series of Certificates, the related Prospectus Supplement may identify a Certificate Administrator for the Trust Fund. The related Prospectus Supplement will identify an entity that will serve as trustee (the "Trustee") for a series of Certificates. The Trustee will be authorized to appoint a custodian (a "Custodian") pursuant to a custodial agreement to maintain possession of and review documents relating to the Mortgage Collateral as the agent of the Trustee. The identity of such Custodian, if any, will be set forth in the related Prospectus Supplement.

  The following is a brief description of the Mortgage Collateral expected to be included in the Trust Funds. If specific information respecting the Mortgage Collateral is not known to the Company at the time Certificates are initially offered, more general information of the nature described below will be provided in the Prospectus Supplement, and specific information will be set forth in a Current Report on Form 8-K (a "Form 8-K") to be filed with the Commission within fifteen days after the initial issuance of such Certificates. A copy of the Pooling and Servicing Agreement or Trust Agreement, as applicable, with respect to each series will be an exhibit to the Form 8-K. A schedule of Mortgage Collateral will be an exhibit to the related Pooling and Servicing Agreement or Trust Agreement.

THE MORTGAGE LOANS

  Unless otherwise stated in the related Prospectus Supplement, the Mortgage Loans included in a Trust Fund for a series will have been originated by or on behalf of either (i) savings and loan associations, savings banks, commercial banks, credit unions, insurance companies or similar institutions which are supervised and/or examined by a federal or state authority, or (ii) HUD-approved mortgagees. Each Mortgage Loan will be selected by the Company for inclusion in a Mortgage Pool from those purchased by the Company from Affiliated Sellers or, either directly or through its affiliates, including GMAC Mortgage and Residential Funding, from Unaffiliated Sellers, all as described in the related Prospectus Supplement. If a Mortgage Pool is composed of Mortgage Loans acquired by the Company directly from Unaffiliated Sellers, the related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. The characteristics of the Mortgage Loans will be as described in the related Prospectus Supplement. The Mortgage Loans purchased by the Company from a Mortgage Collateral Seller will be selected by the Company. Other mortgage loans available for purchase by the Company may have had characteristics which would have made them eligible for inclusion in a Mortgage Pool, but were not selected by the Company for inclusion in such Mortgage Pool.

  If so stated in the related Prospectus Supplement, all or a portion of the Mortgage Loans that underlie a series of Certificates may have been purchased by the Company under Residential Funding's mortgage loan origination program for sub-prime mortgage loans (the "AlterNet Mortgage Program") as described below (such Mortgage Loans, the "AlterNet Loans").

  The Mortgage Loans may include mortgage loans insured by the Federal Housing Administration (the "FHA" and such loans, "FHA Loans"), a division of the United States Department of Housing and Urban Development ("HUD"), mortgage loans partially guaranteed by the Veterans Administration (the "VA" and such loans, "VA Loans") and mortgage loans not insured or guaranteed by the FHA or VA ("Conventional Loans"). The Mortgage Loans may have fixed interest rates or adjustable interest rates ("Mortgage Rates") and may provide for fixed level payments or may be Mortgage Loans pursuant to which the monthly payments by the Mortgagor during the early years of the related Mortgage are less than the amount of interest that would otherwise be payable thereon, with the interest not so paid added to the outstanding principal balance of such Mortgage Loan ("GPM Loans"), Mortgage Loans subject to temporary buy-down plans ("Buy-Down Loans"), pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments on the Mortgage Loan, Mortgage Loans that provide for the reduction of the interest rate based on the payment performance of the Mortgage Loans, Mortgage Loans that provide for payment every other week during the term thereof ("Bi-Weekly Loans"), Mortgage Loans that experience negative amortization, Mortgage Loans that require a larger payment of principal upon maturity (a "Balloon Amount") that may be all or a portion of the principal thereof ("Balloon Loans"), or Mortgage Loans with other payment characteristics as described below or in the related Prospectus Supplement. The Mortgage Loans may be secured by mortgages or deeds of trust, deeds to secure debt or other similar security instruments (collectively, "Mortgages") creating a first or junior lien on the related Mortgaged Properties. The Mortgage Loans may also include Cooperative Loans evidenced by promissory notes secured by a first or junior lien on the shares issued by private, non-profit, cooperative housing corporations ("Cooperatives") and on the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific units within a Cooperative ("Cooperative Dwellings").

  If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans that have been modified (each, a "Modified Mortgage Loan"). Such modifications may include conversions from an adjustable to a fixed Mortgage Rate (discussed below) or other changes in the related mortgage note. If a Mortgage Loan is a Modified Mortgage Loan, references to origination generally shall be deemed to be references to the date of modification.

  The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments, two- to four-family dwellings and other attached dwelling units. Each Mortgaged Property will be located on land owned in fee simple by the Mortgagor or, if specified in the related Prospectus Supplement, land leased by the Mortgagor. Attached dwellings may include structures where each Mortgagor owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a Cooperative. The proprietary lease or occupancy agreement securing a Cooperative Loan is generally subordinate to any blanket mortgage on the related cooperative apartment building or on the underlying land. Additionally, in the case of a Cooperative Loan, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the Cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by such tenant-stockholder. See "Certain Legal Aspects of Mortgage Loans and Contracts."

  The percentage of Mortgage Loans that are owner-occupied will be disclosed in the related Prospectus Supplement. The basis for any statement that a given percentage of the Mortgage Loans are secured by Mortgaged Properties that are owner-occupied will be one or more of the following: (i) the making of a representation by the Mortgagor at origination of a Mortgage Loan that the Mortgagor intends to use the Mortgaged Property as a primary residence for at least the first six months of occupancy, (ii) a representation by the originator of the Mortgage Loan (which representation may be based solely on (i) above) or (iii) the fact that the mailing address for the Mortgagor is the same as the address of the Mortgaged Property, and any representation and warranty in the related Pooling and Servicing Agreement to such effect may be qualified similarly. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include vacation homes, second homes and non-owner-occupied investment properties. Mortgage Loans secured by investment properties (including two- to four-unit dwellings) may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the Mortgage Loans.

  Certain information, including information regarding loan-to-value ratios (each, a "Loan-to-Value Ratio") at origination (unless otherwise specified in the related Prospectus Supplement) of the Mortgage Loans underlying each series of Certificates, will be supplied in the related Prospectus Supplement. In the case of most Mortgage Loans, the Loan-to-Value Ratio is defined generally as the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (1) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan and
(2) the sales price for the related Mortgaged Property. In the case of certain refinanced, modified or converted Mortgage Loans, the Loan-to-Value Ratio at origination is defined as the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no such appraisal has been obtained, to the lesser of (1) the appraised value of the related Mortgaged Property determined at origination of the loan to be refinanced, modified or converted and (2) the sales price of the related Mortgaged Property. The denominator of the ratio described in the preceding sentence or the second preceding sentence, as the case may be, is hereinafter referred to as the "Appraised Value." Certain Mortgage Loans which are subject to negative amortization will have Loan-to-Value Ratios which will increase after origination as a result of such negative amortization. In the case of seasoned Mortgage Loans, the appraisals upon which Loan-to-Value Ratios have been calculated may no longer be accurate valuations of the Mortgaged Properties. Certain Mortgaged Properties may be located in regions where property values have declined significantly since the time of origination.

  With respect to any Junior Mortgage Loan, the "Combined Loan-to-Value Ratio" generally will be the ratio, expressed as a percentage, of the sum of (i) the Cut-off Date Principal Balance of such Junior Mortgage Loan and (ii) the principal balance of any related mortgage loans that constitute liens senior to the lien of the Junior Mortgage Loan on the related Mortgaged Property, at the time of the origination of such Junior Mortgage Loan (or, if appropriate, at the time of an appraisal subsequent to origination), to the lesser of (A) the appraised value of the related Mortgaged Property determined in the appraisal used in the origination of such Junior Mortgage Loan (or, if appropriate, the value determined in an appraisal obtained subsequent to origination) and (B) if applicable under the corresponding program, the sales price of each Mortgaged Property. With respect to each Junior Mortgage Loan, the "Junior Mortgage Ratio" generally will be the ratio, expressed as a percentage, of the Cut-off Date Principal Balance of such Junior Mortgage Loan to the sum of (i) the Cut-off Date Principal Balance of such Junior Mortgage Loan and (ii) the principal balance of any mortgage loans senior to the Junior Mortgage Loan at the time of the origination of such Junior Mortgage Loan.

  The Mortgage Loans may be "equity refinance" Mortgage Loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the Mortgagor or used for purposes unrelated to the Mortgaged Property. Alternatively, the Mortgage Loans may be "rate and term refinance" Mortgage Loans, as to which substantially all of the proceeds (net of related costs incurred by the Mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The Mortgage Loans may be mortgage loans that have been consolidated and/or have had various terms changed, mortgage loans that have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a Mortgaged Property may be subject to secondary financing at the time of origination of the Mortgage Loan or thereafter.

  Mortgage Loans that have adjustable Mortgage Rates ("ARM Loans") generally will provide for a fixed initial Mortgage Rate until the first date on which such Mortgage Rate is to be adjusted. Thereafter, the Mortgage Rate is subject to periodic adjustment as described in the related Prospectus Supplement, subject to the applicable limitations, based on changes in the relevant index (the "Index") described in the applicable Prospectus Supplement, to a rate equal to the Index plus a fixed percentage spread over the Index established contractually for each ARM Loan at the time of its origination (the "Gross Margin"). The initial Mortgage Rate on an ARM Loan may be lower than the sum of the then-applicable Index and the Gross Margin for such ARM Loan.

  ARM Loans have features that provide different investment considerations than fixed-rate mortgage loans. In particular, adjustable mortgage rates can cause payment increases that may exceed some Mortgagors' capacity to cover such payments. However, to the extent specified in the related Prospectus Supplement, an ARM Loan may provide that its Mortgage Rate may not be adjusted to a rate above the applicable maximum Mortgage Rate (the "Maximum Mortgage Rate") or below the applicable minimum Mortgage Rate (the "Minimum Mortgage Rate"), if any, for such ARM Loan. In addition, to the extent specified in the related Prospectus Supplement, certain of the ARM Loans may provide for limitations on the maximum amount by which their mortgage rates may adjust for any single adjustment period (the "Periodic Cap"). Some ARM Loans provide for limitations on the amount of scheduled payments of principal and interest.

  Certain ARM Loans may be subject to negative amortization from time to time prior to their maturity (such ARM Loans, "Neg-Am ARM Loans"). Such negative amortization may result from either the adjustment of the Mortgage Rate on a more frequent basis than the adjustment of the scheduled payment or the application of a cap on the size of the scheduled payment. In the first case, negative amortization results if an increase in the Mortgage Rate occurs prior to an adjustment of the scheduled payment on the related Mortgage Loan and such increase causes accrued monthly interest on the Mortgage Loan to exceed the scheduled payment. In the second case, negative amortization results if an increase in the Mortgage Rate causes accrued monthly interest on a Mortgage Loan to exceed the limit on the size of the scheduled payment on such Mortgage Loan. In the event that the scheduled payment is not sufficient to pay the accrued monthly interest on a Neg-Am ARM Loan, the amount of accrued monthly interest that exceeds the scheduled payment on such Mortgage Loans (the "Deferred Interest") is added to the principal balance of such ARM Loan and is to be repaid from future scheduled payments. Neg-Am ARM Loans do not provide for the extension of their original stated maturity to accommodate changes in their Mortgage Rate. Investors should be aware that a Junior Mortgage Loan may be subordinate to a negatively amortizing senior mortgage loan. An increase in the principal balance of such senior mortgage loan may cause the sum of the outstanding principal balance of the senior mortgage loan and the outstanding principal balance of the Junior Mortgage Loan to exceed the sum of such principal balances at the time of origination of the Junior Mortgage Loan. The related Prospectus Supplement will specify whether the ARM Loans underlying a series are Neg-Am ARM Loans and the percentage of any Junior Mortgage Loans that are subordinate to any related senior mortgage loan that is negatively amortizing.

  A Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at one or more specified periods during the life of such Mortgage Loans (each, a "Convertible Mortgage Loan"), generally not later than ten years subsequent to the date of origination. If specified in the related Prospectus Supplement, upon any conversion, the Company will repurchase or Residential Funding, the applicable Servicer or Sub-Servicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Company or Residential Funding (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to arrange for the sale of the converted Mortgage Loan and the unwillingness of such remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans.

  If specified in the related Prospectus Supplement, certain of the Mortgage Loans may be Buy-Down Loans pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan (the "Buy-Down Period") will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buy-Down Funds") contributed by the seller of the Mortgaged Property or another source and placed in an escrow account, (ii) if the Buy-Down Funds are contributed on a present value basis, investment earnings on such Buy-Down Funds or (iii) additional buydown funds to be contributed over time by the Mortgagor's employer or another source.

  The related Prospectus Supplement will provide material information concerning the types and characteristics of the Mortgage Loans included in a Trust Fund as of the related Cut-off Date. In the event that Mortgage Loans are added to or deleted from the Trust Fund after the date of the related Prospectus Supplement and prior to the Closing Date for the related series of Certificates, the final characteristics of the Mortgage Pool will be noted in the Form 8-K.

  Certain Mortgage Pools may include Mortgage Loans that are one or more months delinquent with regard to payment of principal or interest at the time of their deposit into a Trust Fund. The related Prospectus Supplement will set forth the percentage of Mortgage Loans that are so delinquent. Delinquent Mortgage Loans are more likely to result in losses than Mortgage Loans that have a current payment status.

  Under the Pooling and Servicing Agreement for each series of Certificates, the Company will cause the Mortgage Loans constituting each Mortgage Pool to be assigned to the Trustee for such series of Certificates, for the benefit of the holders of all such Certificates. Such assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Certificates-- Assignment of Mortgage Loans."

 UNDERWRITING POLICIES

  The Company generally expects that the originator of each of the Mortgage Loans will have applied, consistent with applicable federal and state laws and regulations, underwriting procedures intended to evaluate the borrower's credit standing and repayment ability and/or the value and adequacy of the related property as collateral. If so specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans constituting the Mortgage Pool for a series of Certificates may have been acquired either directly or indirectly by the Company through the AlterNet Mortgage Program. Any FHA Loans or VA Loans will have been originated in compliance with the underwriting policies of the FHA or VA, respectively. The underwriting criteria applied by the originators of the Mortgage Loans included in a Mortgage Pool may vary significantly among Mortgage Collateral Sellers. The related Prospectus Supplement will describe generally certain aspects of the underwriting criteria, to the extent known by the Company, that were applied by the originators of such Mortgage Loans. The Company generally will have less detailed information concerning the origination of seasoned Mortgage Loans than it will have concerning newly-originated Mortgage Loans.

  General Standards. Generally, each Mortgagor will have been required to complete an application designed to provide to the original lender pertinent credit information concerning the Mortgagor. As part of the description of the Mortgagor's financial condition, such Mortgagor will have furnished information (which may be supplied solely in such application) with respect to its assets, liabilities, income, credit history, employment history and personal information, and furnished an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. The Mortgagor may also have been required to authorize verifications of deposits at financial institutions where the Mortgagor had demand or savings accounts. In the case of investment properties, only income derived from the Mortgaged

Property may have been considered for underwriting purposes, rather than the income of the Mortgagor from other sources. With respect to Mortgaged Property consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes.

  As described in the related Prospectus Supplement, certain Mortgage Loans may have been originated under "limited documentation" or "no documentation" programs which require less documentation and verification than do traditional "full documentation" programs. Generally, under such a program, minimal investigation into the Mortgagor's credit history and income profile is undertaken by the originator and such underwriting may be based primarily or entirely on an appraisal of the Mortgaged Property and the Loan-to-Value Ratio at origination.

  The adequacy of the Mortgaged Property as security for repayment of the related Mortgage Loan will generally have been determined by appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established guidelines established by the originator. The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

  The underwriting standards applied by an originator generally require that the underwriting officers be satisfied that the value of the property being financed, as indicated by an appraisal or other acceptable valuation method, currently supports and is anticipated to support in the future the outstanding loan balance. In fact, certain states where the Mortgaged Properties may be located have "anti-deficiency" laws requiring, in general, that lenders providing credit on single family property look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of Mortgage Loans and Contracts." Any of these factors could change nationwide or merely could affect a locality or region in which all or some of the Mortgaged Properties are located. However, declining values of real estate, as experienced recently in certain regions, or increases in the principal balances of certain Mortgage Loans, such as GPM Loans and Neg-Am ARM Loans, could cause the principal balance of some or all of the Mortgage Loans to exceed the value of the Mortgaged Properties.

  Based on the data provided in the application, certain verifications (if required by the originator of the Mortgage Loan) and the appraisal or other valuation of the Mortgaged Property, a determination will have been made by the original lender that the Mortgagor's monthly income would be sufficient to enable the Mortgagor to meet its monthly obligations on the Mortgage Loan and other expenses related to the property (such as property taxes, utility costs, standard hazard and primary mortgage insurance and, if applicable, maintenance fees and other levies assessed by a Cooperative) and other fixed obligations other than housing expenses including, in the case of Junior Mortgage Loans, payments required to be made on any senior mortgage. The originator's guidelines for Mortgage Loans generally will specify that scheduled payments on a Mortgage Loan during the first year of its term plus taxes and insurance (including primary mortgage insurance) and all scheduled payments on obligations that extend beyond one year (including those mentioned above and other fixed obligations) would equal no more than specified percentages of the prospective Mortgagor's gross income. The originator may also consider the amount of liquid assets available to the Mortgagor after origination.

  The level of review by Residential Funding, if any, will vary depending on a number of factors. Residential Funding, on behalf of the Company, generally will review a portion of the Mortgage Loans constituting the Mortgage Pool for a series of Certificates for conformity with the applicable underwriting standards and to assess the likelihood of repayment of the Mortgage Loan from the various sources for such repayment, including the Mortgagor, the Mortgaged Property, and primary mortgage insurance, if any. In reviewing seasoned Mortgage Loans (those which have been outstanding for more than 12 months), Residential Funding may also take into consideration the Mortgagor's actual payment history in assessing a Mortgagor's current ability to make payments on the Mortgage Loan. In addition, Residential Funding may conduct additional procedures to assess the current value of the Mortgaged Properties. Such procedures may consist of drive by appraisals or real estate broker's price opinions. The Company may also consider a specific area's housing value trends. These alternative valuation methods are not generally as reliable as the type of mortgagor financial information or appraisals that are generally obtained at origination. In its underwriting analysis, Residential Funding may also consider the applicable credit score of the related Mortgagor used in connection with the origination of the Mortgage Loan (as determined based on a credit scoring model acceptable to the Company.)

  The Company anticipates that Mortgage Loans included in Mortgage Pools for certain series of Certificates will have been originated based on underwriting standards that are less stringent than for other mortgage loan lending programs. In such cases, borrowers may have credit histories that contain delinquencies on mortgage and/or consumer debts. Some borrowers may have filed bankruptcy within a few years of the time of origination of the related Mortgage Loan. In addition, certain Mortgage Loans with Loan-to-Value Ratios over 80% will not be required to have the benefit of primary mortgage insurance. Likewise, Mortgage Loans included in a Trust Fund may have been originated in connection with a governmental program under which underwriting standards were significantly less stringent and designed to promote home ownership or the availability of affordable residential rental property notwithstanding higher risks of default and losses. As discussed above, in evaluating seasoned mortgage loans, the Company may place greater weight on payment history or market and other economic trends and less weight on underwriting factors generally applied to newly originated mortgage loans.

  With respect to the Company's underwriting standards, as well as any other underwriting standards that may be applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

  The AlterNet Program. The underwriting standards with respect to AlterNet Loans will generally conform to those published in the AlterNet Seller Guide (the "AlterNet Seller Guide"), as modified from time to time. The AlterNet Seller Guide will set forth general underwriting standards relating to mortgage loans made to borrowers having a range of imperfect credit histories, ranging from minor delinquencies to borrower bankruptcies. The underwriting standards set forth in the AlterNet Seller Guide are revised based on changing conditions in the residential mortgage market and the market for the Company's mortgage pass-through certificates and may also be waived by Residential Funding from time to time. The Prospectus Supplement for each series of Certificates secured by AlterNet Loans will set forth the general underwriting criteria applicable to such Mortgage Loans.

  A portion of AlterNet Loans generally will be reviewed by Residential Funding or by a designated third party for compliance with applicable underwriting criteria. Certain of the AlterNet Loans may be purchased in negotiated transactions (which may be governed by agreements relating to ongoing purchases of AlterNet Loans by Residential Funding) ("Master Commitments"), from AlterNet Program Sellers who will represent that AlterNet Loans have been originated in accordance with underwriting standards agreed to by Residential Funding. Certain other AlterNet Loans will be purchased from AlterNet Program Sellers who will represent that AlterNet Loans were originated pursuant to underwriting standards determined by a mortgage insurance company acceptable to Residential Funding. Residential Funding may accept a certification from such insurance company as to an AlterNet Loan's insurability in a mortgage pool as of the date of certification as evidence of an AlterNet Loan conforming to applicable underwriting standards. Such certifications will likely have been issued before the purchase of the AlterNet Loan by Residential Funding or the Company.

  FHA and VA Programs. With respect to FHA Loans and VA Loans, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each such Mortgage Loan will have generally been applied.

THE CONTRACTS

 GENERAL

  The Trust Fund for a series may include a Contract Pool evidencing interests in Contracts originated by one or more manufactured housing dealers, or such other entity or entities described in the related Prospectus Supplement. The Contracts may be conventional Contracts or Contracts insured by the FHA ("FHA Contracts") or partially guaranteed by the VA ("VA Contracts"). Each Contract will be secured by a Manufactured Home. Unless otherwise specified in the related Prospectus Supplement, the Contracts will be fully amortizing.

  The Manufactured Homes securing the Contracts will consist of "manufactured homes" within the meaning of 42 U.S.C. (S) 5402(6) which are treated as "single family residences" for the purposes of the REMIC provisions of the Code. Accordingly, a Manufactured Home will be a structure built on a permanent chassis, which is transportable in one or more sections and customarily used at a fixed location, has a minimum of 400 square feet of living space and minimum width in excess of 8 1/2 feet and is designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein.

  The related Prospectus Supplement will provide information concerning the types or characteristics of the Contracts included in a Trust Fund as of the related Cut-off Date. In the event that Contracts are added to or deleted from the Trust Fund after the date of the related Prospectus Supplement, the final characteristics of the Contract Pool will be noted in the Form 8-K.

  Certain Contract Pools may include Contracts that are one or more months delinquent with regard to payment of principal or interest at the time of their deposit into a Trust Fund. The related Prospectus Supplement will set forth the percentage of Contracts that are delinquent and whether such Contracts have been so delinquent more than once during the preceding twelve months. Contract Pools that contain delinquent Contracts are more likely to sustain losses than are Contract Pools that contain Contracts that have a current payment status.

 UNDERWRITING POLICIES

  Conventional Contracts will comply with the underwriting policies of the applicable originator or Mortgage Collateral Seller, which will be described in the related Prospectus Supplement. With respect to FHA Contracts and VA Contracts, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each such Contract will generally have been applied.

  With respect to a Contract made in connection with the Mortgagor's purchase of a Manufactured Home, the "Appraised Value" is generally the sales price of the Manufactured Home or the amount determined by a professional appraiser. The appraiser must personally inspect the Manufactured Home and prepare a report which includes market data based on recent sales of comparable Manufactured Homes and, when deemed applicable, a replacement cost analysis based on the current cost of a similar Manufactured Home. The Loan-to-Value Ratio for a Contract generally will be equal to the original principal amount of the Contract divided by the lesser of the Appraised Value or the sales price for the Manufactured Home; however, unless otherwise specified in the related Prospectus Supplement, an appraisal of the Manufactured Home will not be required.

THE AGENCY SECURITIES

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates representing interests in a pool of mortgages (i) insured by the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or (ii) partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

  Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, Ginnie Mae may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee. See "Additional Information" for the availability of further information regarding Ginnie Mae and Ginnie Mae Securities.

 GINNIE MAE SECURITIES

  Unless otherwise specified in the related Prospectus Supplement, each Ginnie Mae Security relating to a series (which may be a "Ginnie Mae I Certificate" or a "Ginnie Mae II Certificate" as referred to by Ginnie Mae) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae, except with respect to any stripped mortgage backed securities guaranteed by Ginnie Mae or any REMIC securities issued by Ginnie Mae. The characteristics of any Ginnie Mae Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

 FEDERAL HOME LOAN MORTGAGE CORPORATION

  Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in such mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily Freddie Mac Securities. In 1981, Freddie Mac initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with Freddie Mac Securities representing interests in the mortgage loans so purchased. All mortgage loans purchased by Freddie Mac must meet certain standards set forth in the Freddie Mac Act. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality and type as to meet generally the purchase standards imposed by private institutional mortgage investors. See "Additional Information" for the availability of further information regarding Freddie Mac and Freddie Mac Securities. Neither the United States nor any agency thereof is obligated to finance Freddie Mac's operations or to assist Freddie Mac in any other manner.

 FREDDIE MAC SECURITIES

  Unless otherwise specified in the related Prospectus Supplement, each Freddie Mac Security relating to a series will represent an undivided interest in a pool of mortgage loans that typically consists of conventional loans (but may include FHA Loans and VA Loans) purchased by Freddie Mac, except with respect to any stripped mortgage backed securities issued by Freddie Mac. Each such pool will consist of mortgage loans (i) substantially all of which are secured by one- to four-family residential properties or (ii) if specified in the related Prospectus Supplement, are secured by five or more family residential properties. The characteristics of any Freddie Mac Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

 FEDERAL NATIONAL MORTGAGE ASSOCIATION

  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. (S) 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. See "Additional Information" for the availability of further information respecting Fannie Mae and Fannie Mae Securities. Although the Secretary of the Treasury of the United States has authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner.

 FANNIE MAE SECURITIES

  Unless otherwise specified in the related Prospectus Supplement, each Fannie Mae Security relating to a series will represent a fractional undivided interest in a pool of mortgage loans formed by Fannie Mae, except with respect to any stripped mortgage backed securities issued by Fannie Mae. Mortgage loans underlying Fannie Mae Securities will consist of (i) fixed, variable or adjustable rate conventional mortgage loans or (ii) fixed-rate FHA Loans or VA Loans. Such mortgage loans may be secured by either one- to four-family or multi-family residential properties. The characteristics of any Fannie Mae Securities included in the Trust Fund for a series of Certificates will be set forth in the related Prospectus Supplement.

MORTGAGE COLLATERAL SELLERS

  The Mortgage Collateral to be included in a Trust Fund will be purchased by the Company directly or indirectly (through Residential Funding or other affiliates) from Mortgage Collateral Sellers that may be (a) banks, savings and loan associations, mortgage bankers, investment banking firms, insurance companies, the Federal Deposit Insurance Corporation (the "FDIC") and other mortgage loan originators or sellers not affiliated with the Company (each, an "Unaffiliated Seller") or (b) GMAC Mortgage Corporation and affiliates (each, an "Affiliated Seller"). Such purchases may occur by one or more of the following methods: (i) one or more direct or indirect purchases from Unaffiliated Sellers, which may occur simultaneously with the issuance of the Certificates or which may occur over an extended period of time; (ii) multiple direct or indirect purchases through the AlterNet Mortgage Program; or (iii) one or more purchases from Affiliated Sellers. The Prospectus Supplement for a series of Certificates will disclose the method or methods used to acquire the Mortgage Collateral for such series. The Company may issue one or more classes of Certificates to a Mortgage Collateral Seller as consideration for the purchase of the Mortgage Collateral securing such series of Certificates, if so described in the related Prospectus Supplement.

  The Mortgage Collateral Sellers that participate in the AlterNet Mortgage Program (each, an "AlterNet Program Seller") will have been selected by Residential Funding on the basis of criteria set forth in the AlterNet Seller Guide. An AlterNet Program Seller may be an affiliate of the Company and the Company presently anticipates that GMAC Mortgage Corporation, HomeComings Financial Network, Inc. and Residential Money Centers, Inc., each an affiliate of the Company, will be AlterNet Program Sellers. Each AlterNet Program Seller generally will have been a HUD-approved mortgagee or a financial institution supervised by a federal or state authority and will have demonstrated, in the judgment of the Company, sufficient experience (which may be through a predecessor entity) in originating mortgage loans. If an AlterNet Program Seller becomes subject to the direct or indirect control of the FDIC or if an AlterNet Program Seller's net worth, financial performance or delinquency and foreclosure rates are adversely impacted, such institution may continue to be treated as an AlterNet Program Seller. Any such event may adversely affect the ability of any such AlterNet Program Seller to repurchase Mortgage Collateral in the event of a breach of a representation or warranty which has not been cured. See "--Repurchases of Mortgage Collateral" below.

REPRESENTATIONS WITH RESPECT TO MORTGAGE COLLATERAL

  Mortgage Collateral Sellers generally will make certain limited representations and warranties with respect to the Mortgage Collateral that they sell. However, Mortgage Collateral purchased from certain Unaffiliated

Sellers may be purchased with very limited representations and warranties. The Company will assign to the Trustee for the benefit of the related Certificateholders all of its right, title and interest in each agreement pursuant to which it purchased any item of Mortgage Collateral from a Mortgage Collateral Seller, to the extent such agreement relates to (i) the representations and warranties made by a Mortgage Collateral Seller or Residential Funding, as the case may be, in respect of such item of Mortgage Collateral and (ii) any remedies provided for any breach of such representations and warranties.

  With respect to any Mortgage Loan (including AlterNet Loans) or Contract constituting a part of the Trust Fund, unless otherwise disclosed in the related Prospectus Supplement, Residential Funding generally will represent and warrant that: (i) as of the Cut-off Date, the information set forth in a listing of the related Mortgage Loan or Contract was true and correct in all material respects; (ii) except in the case of Cooperative Loans, a policy of title insurance was effective or attorney's certificate was received at origination, and each policy remained in full force and effect on the date of sale of the related Mortgage Loan or Contract to the Company; (iii) to the best of Residential Funding's knowledge, if required by applicable underwriting standards, the Mortgage Loan or Contract is the subject of a Primary Insurance Policy; (iv) Residential Funding had good title to the Mortgage Loan or Contract and the Mortgage Loan or Contract is not subject to offsets, defenses or counterclaims except as may be provided under the Relief Act and except with respect to any buydown agreement for a Buy-Down Loan; (v) each Mortgaged Property is free of material damage and in good repair; (vi) the Mortgage Loan or Contract was not one or more months delinquent in payment of principal and interest as of the related Cut-off Date; and (vii) there is no delinquent tax or assessment lien against the related Mortgaged Property.

  In the event of a breach of a representation or warranty made by Residential Funding that materially adversely affects the interests of the Certificateholders in the Mortgage Loan or Contract, Residential Funding will be obligated to repurchase any such Mortgage Loan or Contract or substitute for such Mortgage Loan or Contract as described below. In addition, unless otherwise specified in the related Prospectus Supplement, Residential Funding will be obligated to repurchase or substitute for any Mortgage Loan as to which it is discovered that the related Mortgage does not create a valid lien having at least the priority represented and warranted in the related Pooling and Servicing Agreement or, in the case of a Contract a perfected security interest in, the related Mortgaged Property, subject only to (a) liens of real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and certain other permissible title exceptions, (c) liens of any senior mortgages, in the case of Junior Mortgage Loans and (d) other encumbrances to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, unless otherwise specified in the related Prospectus Supplement, with respect to any Mortgage Loan or Contract as to which the Company delivers to the Trustee an affidavit certifying that the original Mortgage Note or Contract has been lost or destroyed, if such Mortgage Loan or Contract subsequently is in default and the enforcement thereof or of the related Mortgage or Contract is materially adversely affected by the absence of the original Mortgage Note or Contract, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan or Contract in the manner described below. However, unless otherwise set forth in the related Prospectus Supplement, Residential Funding will not be required to repurchase or substitute for any Mortgage Loan or Contract if the circumstances giving rise to such requirement also constitute fraud in the origination of the related Mortgage Loan or Contract. Furthermore, because the listing of the related Mortgage Collateral generally contains information with respect to the Mortgage Collateral as of the Cut-off Date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made with respect to one or more of the related items of Mortgage Collateral between the Cut-off Date and the Closing Date. Neither Residential Funding nor any Seller will be required to repurchase or substitute for any item of Mortgage Collateral as a result of any such prepayment or modification.

  All of the representations and warranties of a Mortgage Collateral Seller in respect of an item of Mortgage Collateral will have been made as of the date on which such Mortgage Collateral Seller sold the Mortgage

Collateral to the Company or Residential Funding or one of their affiliates. The date as of which such representations and warranties were made generally will be a date prior to the date of issuance of the related series of Certificates. A substantial period of time may elapse between the date as of which the representations and warranties were made and the date of issuance of the related series of Certificates. The Mortgage Collateral Seller's repurchase obligation (or, if specified in the related Prospectus Supplement, limited substitution option) will not arise if, after the sale of the related Mortgage Collateral, an event occurs that would have given rise to such an obligation had the event occurred prior to such period.

REPURCHASES OF MORTGAGE COLLATERAL

  If a Mortgage Collateral Seller or Residential Funding, as the case may be, cannot cure a breach of any representation or warranty made by it in respect of an item of Mortgage Collateral within 90 days after notice from the Master Servicer, the Servicer, the Certificate Administrator or the Trustee, and such breach materially and adversely affects the interests of the Certificateholders in such item of Mortgage Collateral, such Mortgage Collateral Seller or Residential Funding, as the case may be, will be obligated to purchase such item of Mortgage Collateral at a price set forth in the related Pooling and Servicing Agreement or Trust Agreement. Likewise, as described under "Description of the Certificates--Review of Mortgage Loan or Contract Documents," if the Company or the Mortgage Collateral Seller, as applicable, cannot cure certain documentary defects with respect to a Mortgage Loan or Contract, the Company or the Mortgage Collateral Seller, as applicable, will be required to repurchase such item of Mortgage Collateral. Unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" for any such item of Mortgage Collateral will be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase (less the amount, expressed as a percentage per annum, payable in respect of servicing or administrative compensation and the Spread, if any). In certain limited cases, a substitution may be made in lieu of such repurchase obligation. See "-- Limited Right of Substitution" below.

  The Master Servicer, the Servicer or the Certificate Administrator, as applicable, will be required under the applicable Pooling and Servicing Agreement or Trust Agreement to enforce this repurchase obligation, or the substitution right described below, for the benefit of the Trustee and the Certificateholders, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. If, as a result of a breach of representation or warranty, a Mortgage Collateral Seller is required, but fails, to repurchase the related Mortgage Collateral, the Company or Residential Funding will only be required to repurchase such Mortgage Collateral if the Company or Residential Funding has assumed such representations and warranties. Consequently, such Mortgage Collateral will remain in the related Trust Fund and any related losses not borne by any applicable credit enhancement will be borne by Certificateholders. If the Mortgage Collateral Seller fails to honor its repurchase or substitution obligation, such obligation will not become an obligation of Residential Funding, the Master Servicer or Servicer (although Residential Funding, the Master Servicer or Servicer may have an independent obligation to repurchase or substitute for such Mortgage Collateral). In instances where a Mortgage Collateral Seller is unable or disputes its obligation to repurchase affected Mortgage Collateral, the Master Servicer or Servicer, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, may negotiate and enter into settlement agreements with such Mortgage Collateral Seller that could provide for, among other things, the repurchase of only a portion of the affected Mortgage Collateral. Any such settlement could lead to losses on the Mortgage Collateral which would be borne by the related Certificateholders. In accordance with the above described practices, the Master Servicer or Servicer will not be required to enforce any purchase obligation of a Mortgage Collateral Seller arising from any misrepresentation by the Mortgage Collateral Seller, if the Master Servicer or Servicer determines in the reasonable exercise of its business judgment that the matters related to such misrepresentation did not directly cause or are not likely to directly cause a loss on the related Mortgage Collateral. Unless otherwise specified in the related Prospectus Supplement, the foregoing repurchase obligations and the limited right of substitution (described below) will constitute the sole remedies available to Certificateholders or the Trustee for a breach of any representation by a Mortgage Collateral Seller in its capacity as a seller of Mortgage Collateral, or for any other event giving rise to such obligations as described above.

  The Company and Residential Funding generally monitor which Mortgage Collateral Sellers are under the control of the FDIC, or are insolvent, otherwise in receivership or conservatorship or financially distressed. Such Mortgage Collateral Sellers may not be able or permitted to repurchase Mortgage Collateral for which there has been a breach of representation or warranty. Moreover, any such Mortgage Collateral Seller may make no representations or warranties with respect to Mortgage Collateral sold by it. The FDIC (either in its corporate capacity or as receiver for a depository institution), may also be a Mortgage Collateral Seller, in which event neither the FDIC nor the related depository institution may make representations or warranties with respect to the Mortgage Collateral sold, or only limited representations or warranties may be made (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Collateral for a breach of a representation or warranty.

LIMITED RIGHT OF SUBSTITUTION

  In the case of a Mortgage Loan or Contract required to be repurchased from the Trust Fund (a "Repurchased Mortgage Loan" or a "Repurchased Contract," respectively) the related Mortgage Collateral Seller or Residential Funding, as applicable, may substitute a new Mortgage Loan or Contract (a "Qualified Substitute Mortgage Loan" or a "Qualified Substitute Contract," respectively) for the Repurchased Mortgage Loan or Contract that was removed from the Trust Fund, during the limited time period described below. Any such substitution must be effected within 120 days of the date of the issuance of the Certificates with respect to a Trust Fund for which no REMIC election is to be made. With respect to a Trust Fund for which a REMIC election is to be made, except as otherwise provided in the related Prospectus Supplement, such substitution must be effected within two years of the date of the issuance of the Certificates, and may not be made if such substitution would cause the Trust Fund to fail to qualify as a REMIC or result in a prohibited transaction tax under the Code.

  Except as otherwise provided in the related Prospectus Supplement, any Qualified Substitute Mortgage Loan or Qualified Substitute Contract generally will, on the date of substitution: (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Repurchased Mortgage Loan or Repurchased Contract; (ii) have a Mortgage Rate and a Net Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate and Net Mortgage Rate, respectively, of the Repurchased Mortgage Loan or Repurchased Contract as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Repurchased Mortgage Loan or Repurchased Contract;
(iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Repurchased Mortgage Loan or Repurchased Contract; and (v) comply with all of the representations and warranties set forth in the related Pooling and Servicing Agreement as of the date of substitution. In the event the outstanding principal balance of a Qualified Substitute Mortgage Loan or Qualified Substitute Contract is less than the outstanding principal balance of the related Repurchased Mortgage Loan or Repurchased Contract, the amount of such shortfall shall be deposited into the Custodial Account in the month of substitution for distribution to the related Certificateholders. The related Pooling and Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans or Contracts, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement, a Mortgage Collateral Seller will have no option to substitute for a Mortgage Loan or Contract that it is obligated to repurchase in connection with a breach of a representation and warranty.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

  The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Pooling and Servicing Agreement or, in the case of Certificates backed by Agency Securities, a Trust Agreement, similar to one of the forms filed as an exhibit to the Registration Statement of which this Prospectus is a part. Each Pooling and Servicing Agreement or Trust Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Pooling and Servicing Agreement" below) describe certain provisions relating to the Certificates common to each Pooling and Servicing Agreement or Trust Agreement. All references herein to a "Pooling and Servicing Agreement" and any discussion of the provisions thereof will also apply to Trust Agreements. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust Fund and the related Prospectus Supplement.

  Each series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, one or more classes of which may be Senior Certificates that are senior in right of payment to any class or classes of Mezzanine Certificates and to any other class or classes of Subordinate Certificates, and as to which certain classes of Senior Certificates may be senior to other classes of Senior Certificates, as described in the respective Prospectus Supplement (any such series, a "Senior/Subordinate Series"); (iii) one or more classes of Strip Certificates which will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;
(iv) two or more classes of Certificates which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes"), or on the basis of collections from designated portions of the Mortgage Pool or Contract Pool, which series may include one or more classes of Accrual Certificates with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof on each Distribution Date for the period described in the related Prospectus Supplement; or (v) other types of classes of Certificates, as described in the related Prospectus Supplement. Credit support for each series of Certificates will be provided by a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit, Reserve Fund, Certificate Insurance Policy or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.

FORM OF CERTIFICATES

  As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferrable and exchangeable at the corporate trust office of the person appointed under the related Pooling and Servicing Agreement to register the Certificates (the "Certificate Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus Supplement.

  If issued in book-entry form, specified classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"), or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems, or through such other depository or facility as may be specified in the related Prospectus Supplement. As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC.

  DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the CEDEL and Euroclear participating organizations, "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

  Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any Book-Entry Certificate (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained or (ii) the Company elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee, the Master Servicer, any Servicer or the Certificate Administrator as holders of the related Certificates for purposes of the Pooling and Servicing Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplement. The ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

  Because of time zone differences, the securities account of a CEDEL or Euroclear participant as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of CEDEL or Euroclear) will be credited during subsequent securities settlement processing day (which must be a business day for CEDEL or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant (other than the depositary for CEDEL or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

  Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

  Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositaries; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

  CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of

CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, checkering corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

  Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

  The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

  Distributions in respect of the Book-Entry Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Master Servicer, any Servicer, the Company, the Certificate Administrator, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ASSIGNMENT OF MORTGAGE LOANS

  At the time of issuance of a series of Certificates, the Company will cause the Mortgage Loans being included in the related Trust Fund to be assigned to the Trustee or its nominee (which may be the Custodian) together with all principal and interest received on or with respect to such Mortgage Loans after the Cut-off Date (other than principal and interest due on or before the Cut-off Date and any Spread). The Trustee will, concurrently with such assignment, deliver a series of Certificates to the Company in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Mortgage Note and the Loan-to-Value Ratio or Combined Loan-to-Value Ratio and Junior Mortgage Ratio, as applicable, at origination or modification (without regard to any secondary financing).

  In addition, the Company will, as to each Mortgage Loan other than a Mortgage Loan underlying any Agency Securities, deliver to the Trustee (or to the Custodian) the legal documents relating to such Mortgage Loan that are in possession of the Company, which may include: (i) the note evidencing such Mortgage Loan (the "Mortgage Note") (and any modification or amendment thereto) endorsed without recourse either in blank or to the order of the Trustee (or its nominee); (ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon or, in the case of a Cooperative Loan, the respective security agreements and any applicable UCC financing statements; (iii) an assignment in recordable form of the Mortgage (or, with respect to a Cooperative Loan, an assignment of the respective security agreements, any applicable UCC financing statements, recognition agreements, relevant stock certificates, related blank stock powers and the related proprietary leases or occupancy agreements); and (iv) if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. If so provided in the related Prospectus Supplement, the Company may not be required to deliver one or more of such documents if such documents are missing from the files of the party from whom such Mortgage Loans were purchased.

  In the event that, with respect to any Mortgage Loan, the Company cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Company will deliver or cause to be delivered to the Trustee or the Custodian a true and correct photocopy of such Mortgage or assignment. The Company will deliver or cause to be delivered to the Trustee or the Custodian such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related Servicer or Sub-Servicer.

  Assignments of the Mortgage Loans to the Trustee will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus Supplement.

ASSIGNMENT OF CONTRACTS

  The Company will cause the Contracts constituting the Contract Pool to be assigned to the Trustee or its nominee (which may be the Custodian), together with principal and interest due on or with respect to the Contracts after the Cut-off Date, but not including principal and interest due on or before the Cut-off Date or any Spread. Each Contract will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement. Such schedule will specify, with respect to each Contract, among other things: the original principal amount and the adjusted principal balance as of the close of business on the Cut-off Date; the Mortgage Rate; the current scheduled monthly level payment of principal and interest; and the maturity date of the Contract.

  In addition, the Company, the Servicer or the Master Servicer, as to each Contract, will deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, the Custodian, the original Contract and copies of documents and instruments related to each Contract and the security interest in the Manufactured Home securing each Contract. The Company, the Master Servicer or the Servicer will cause a UCC-1 financing statement to be executed by the Company identifying the Trustee as the secured party and identifying all Contracts as collateral. However, unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or otherwise marked to reflect their assignment from the Company to the Trust Fund and no recordings or filings will be made in the jurisdictions in which the Manufactured Homes are located. See "Certain Legal Aspects of Mortgage Loans and Contracts--The Contracts."

REVIEW OF MORTGAGE LOAN OR CONTRACT DOCUMENTS

  The Trustee or the Custodian will hold such documents in trust for the benefit of the Certificateholders and, generally within 45 days after receipt thereof, will review such documents. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect, the Trustee or such Custodian shall immediately notify the Master Servicer or the Servicer, if any, and the Company, and if so specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Trustee shall immediately notify the Mortgage Collateral Seller. If the Mortgage Collateral Seller (or, if so specified in the related Prospectus Supplement, the Company) cannot cure such defect within 60 days (or within such other period specified in the related Prospectus Supplement) after notice of the defect is given to the Mortgage Collateral Seller (or, if applicable, the Company), the Mortgage Collateral Seller (or, if applicable, the Company) will, not later than 90 days after such notice (or within such other period specified in the related Prospectus Supplement), either repurchase the related Mortgage Loan or Contract or any property acquired in respect thereof from the Trustee or substitute for such Mortgage Loan or Contract, a new Mortgage Loan or Contract in accordance with the standards set forth herein. See "The Trust Funds--Repurchases of Mortgage Collateral." Unless otherwise specified in the related Prospectus Supplement, the obligation to repurchase or substitute for a Mortgage Loan or Contract constitutes the sole remedy available to the Certificateholders or the Trustee for a material defect in a constituent document.

ASSIGNMENT OF AGENCY SECURITIES

  The Company will transfer, convey and assign to the Trustee or its nominee (which may be the Custodian) all right, title and interest of the Company in the Agency Securities and other property to be included in the Trust Fund for a series. Such assignment will include all principal and interest due on or with respect to the Agency Securities after the Cut-off Date specified in the related Prospectus Supplement (except for any Spread). The Company will cause the Agency Securities to be registered in the name of the Trustee or its nominee, and the Trustee will concurrently authenticate and deliver the Certificates. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Agency Security. Each Agency Security will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date; the annual pass-through rate or interest rate for each Agency Security conveyed to the Trustee.

SPREAD

  The Company, the Servicer, the Mortgage Collateral Seller, the Master Servicer or any of their affiliates, or such other entity as may be specified in the related Prospectus Supplement may retain or be paid a portion of interest (the "Spread") due with respect to the related Mortgage Collateral. The payment of any Spread will be disclosed in the related Prospectus Supplement. The Spread may be in addition to any other payment (such as the Servicing Fee) that any such entity is otherwise entitled to receive with respect to the Mortgage Collateral. Any Spread in respect of an item of Mortgage Collateral will represent a specified portion of the interest payable thereon and will not be part of the related Trust Fund. Any partial recovery of interest in respect of an item of

Mortgage Collateral will be allocated between the owners of any Spread and the Certificateholders entitled to payments of interest as provided in the applicable Pooling and Servicing Agreement.

PAYMENTS ON MORTGAGE COLLATERAL

  The Trustee or the Master Servicer, if any, will, as to each series of Certificates, establish and maintain in trust the Certificate Account which will be a separate account that may be interest bearing or non-interest bearing in the name of the Trustee, maintained with a depository institution and in a manner acceptable to each Rating Agency. If permitted by each such Rating Agency, a Certificate Account may contain funds relating to one or more series of Certificates.

  The Trustee, the Servicer or the Master Servicer, if any, will establish a Custodial Account which will be a separate trust account, into which payments on the Mortgage Collateral for such series may be transferred on a periodic basis and from which funds may be transferred to the Certificate Account in order to make payments to Certificateholders. The Custodial Account may contain funds relating to more than one series of Certificates as well as payments received on other mortgage loans serviced or master serviced by the Master Servicer or the Servicer, as applicable. Amounts held in the Certificate Account or a Custodial Account may be invested in Permitted Investments. See "--Collection of Payments on Mortgage Loans and Contracts" below. In addition, if so stated in such Prospectus Supplement, one or more other trust accounts, including any Reserve Funds, will be established into which cash, certificates of deposit or letters of credit, or a combination thereof, will be deposited by the Company, if such assets are required to make timely distributions with respect to the Certificates of a series, are required as a condition to the rating of such Certificates or are required in order to provide for certain contingencies as described in the related Prospectus Supplement.

 COLLECTION OF PAYMENTS ON MORTGAGE LOANS AND CONTRACTS

  Each Servicer or the Master Servicer, if any, will be required to deposit into the Custodial Account (unless otherwise specified in the related Prospectus Supplement) all amounts enumerated in the following paragraph in respect of the Mortgage Loans or Contracts serviced by it, less the Servicing Fee and Spread, if any.

  The Servicer or Master Servicer, as applicable, will deposit or will cause to be deposited into the Custodial Account certain payments and collections received by it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date), as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

    (i) all payments on account of principal of the Mortgage Loans or Contracts comprising a Trust Fund;

    (ii) all payments on account of interest on the Mortgage Loans comprising such Trust Fund, net of the portion of each payment thereof retained by the Servicer or Sub-Servicer, if any, as Spread, its servicing or other compensation;

    (iii) all amounts (net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related Servicer or Sub-Servicer) received and retained in connection with the liquidation of any defaulted Mortgage Loan or Contract, by foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any Special Hazard Insurance Policy, Bankruptcy Bond, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, Primary Insurance Policy and any title, hazard or other insurance policy covering any Mortgage Loan or Contract in such Trust Fund (together with any payments under any Letter of Credit, "Insurance Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Master Servicer's or Servicer's normal servicing procedures;

    (iv) any Buy-Down Funds (and, if applicable, investment earnings thereon) required to be paid to Certificateholders, as described below;

    (v) all proceeds of any Mortgage Loan or Contract in such Trust Fund purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Company,

  Residential Funding, any Sub-Servicer or Mortgage Collateral Seller or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "The Trust Funds--Representations with Respect to Mortgage Collateral" and "--Repurchases of Defective Mortgage Collateral" herein;

    (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments of funds held in the Custodial Account, as described below; and

    (vii) any amounts required to be transferred from the Certificate Account to the Custodial Account.

  Both the Custodial Account and the Certificate Account must be either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates, (ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee or (v) such other account or accounts acceptable to any applicable Rating Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Pooling and Servicing Agreement ("Permitted Investments").

  Unless otherwise set forth in the related Prospectus Supplement, not later than the business day preceding each Distribution Date, the Master Servicer or Servicer, as applicable, will withdraw from the Custodial Account and deposit into the applicable Certificate Account, in immediately available funds, the amount to be distributed therefrom to Certificateholders on such Distribution Date. The Master Servicer, the Servicer or the Trustee, as applicable, will also deposit or cause to be deposited into the Certificate Account: (i) the amount of any advances made by the Master Servicer or the Servicer as described herein under "--Advances," (ii) any payments under any Letter of Credit, and any amounts required to be transferred to the Certificate Account from a Reserve Fund, as described under "Description of Credit Enhancement" below, (iii) any amounts required to be paid by the Master Servicer or Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Master Servicer or Servicer to cover hazard losses on the Mortgage Loans as described under "Insurance Policies on Mortgage Loans or Contracts" below, (iv) any distributions received on any Agency Securities included in the Trust Fund and (v) any other amounts as set forth in the related Pooling and Servicing Agreement.

  The portion of any payment received by the Master Servicer or the Servicer in respect of a Mortgage Loan that is allocable to Spread will generally be deposited into the Custodial Account, but will not be deposited in the Certificate Account for the related series of Certificates and will be distributed as provided in the related Pooling and Servicing Agreement.

  Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next Distribution Date and funds on deposit in the related Certificate Account may be invested in Permitted Investments maturing, in general, no later than the Distribution Date. Unless otherwise specified in the related Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Servicer or the Master Servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Certificate Account, as the case may be, by the Servicer or the Master Servicer out of its own funds upon realization of such loss.

 COLLECTION OF PAYMENTS ON AGENCY SECURITIES

  The Trustee or the Certificate Administrator, as specified in the related Prospectus Supplement, will deposit in the Certificate Account all payments on the Agency Securities as they are received after the Cut-off Date. If the Trustee has not received a distribution with respect to any Agency Security by the second business day after the date on which such distribution was due and payable, the Trustee will request the issuer or guarantor, if any, of such Agency Security to make such payment as promptly as possible and legally permitted. The Trustee may take such legal action against such issuer or guarantor as the Trustee deems appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of such legal action will be reimbursable to the Trustee out of the proceeds of any such action and will be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders of the affected series. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to cover its projected legal fees and expenses, the Trustee will notify such Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by such Certificateholders.

WITHDRAWALS FROM THE CUSTODIAL ACCOUNT

  The Servicer or the Master Servicer, as applicable, may, from time to time, make withdrawals from the Custodial Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

    (i) to make deposits to the Certificate Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described above under "--Payments on Mortgage Collateral";

    (ii) to reimburse itself or any Sub-Servicer for Advances, or for amounts advanced in respect of taxes, insurance premiums or similar expenses incurred in connection with acquiring by foreclosure or deed in lieu of foreclosure a Mortgaged Property, including, if the Master Servicer and any affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by persons other than servicers of mortgage loans, reasonable compensation for such services ("Servicing Advances") as to any Mortgaged Property, out of late payments, Insurance Proceeds, Liquidation Proceeds, any proceeds in respect of any REO Mortgage Loan or collections on the Mortgage Loan or Contract with respect to which such Advances or Servicing Advances were made;

    (iii) to pay to itself or any Sub-Servicer unpaid Servicing Fees and subservicing fees, out of payments or collections of interest on each Mortgage Loan or Contract;

    (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by Sub-Servicers as interest in respect of partial prepayments on the Mortgage Loans or Contracts, and, if so provided in the Pooling and Servicing Agreement, any profits realized upon disposition of a Mortgaged Property acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the Pooling and Servicing Agreement;

    (v) to pay to itself, a Sub-Servicer, Residential Funding, the Company or the Mortgage Collateral Seller all amounts received with respect to each Mortgage Loan or Contract purchased, repurchased or removed pursuant to the terms of the Pooling and Servicing Agreement and not required to be distributed as of the date on which the related Purchase Price is determined;

    (vi) to pay the Company or its assignee, or any other party named in the related Prospectus Supplement, all amounts allocable to the Spread, if any, out of collections or payments which represent interest on each Mortgage Loan or Contract (including any Mortgage Loan or Contract as to which title to the underlying Mortgaged Property was acquired);

    (vii) to reimburse itself or any Sub-Servicer for any Advance previously made which the Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise (a "Nonrecoverable Advance"), subject to any limitations set forth in the Pooling and Servicing Agreement as described in the related Prospectus Supplement;

    (viii) to reimburse itself or the Company for certain other expenses incurred for which it or the Company is entitled to reimbursement or against which it or the Company is indemnified pursuant to the Pooling and Servicing Agreement; and

    (ix) to clear the Custodial Account of amounts relating to the corresponding Mortgage Loans or Contracts in connection with the termination of the Trust Fund pursuant to the Pooling and Servicing Agreement, as described in "The Pooling and Servicing Agreement-- Termination; Retirement of Certificates."

DISTRIBUTIONS

  Distributions of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made on each Distribution Date either by the Trustee, the Master Servicer or the Certificate Administrator acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date"). Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Master Servicer, the Certificate Administrator or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. The final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee specified in the notice to Certificateholders. Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.

 PRINCIPAL AND INTEREST ON THE CERTIFICATES

  The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip Certificates) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more such Pass-Through Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass-Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will accrue during each calendar month and will be payable on the Distribution Date in the following calendar month. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

  On each Distribution Date for a series of Certificates, the Trustee or the Master Servicer or the Certificate Administrator on behalf of the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the amount to be distributed to such class for such Distribution Date in respect of principal, plus, if such class is entitled to payments of interest on such Distribution Date, interest accrued during the related interest accrual period at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement, less certain interest shortfalls, which generally will include (i) any Deferred Interest added to the principal balance of the Mortgage Loans and/or the outstanding balance of one or more classes of Certificates on the related Due Date, (ii) any other interest shortfalls (including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time) allocable to Certificateholders which are not covered by advances or the applicable credit enhancement and (iii) unless otherwise specified in the related Prospectus Supplement, Prepayment Interest Shortfalls, in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

  In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate Certificates) shall be set forth in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related Prospectus Supplement.

  Except as otherwise provided in the related Pooling and Servicing Agreement, on or prior to the 20th day (or, if such day is not a business day, the next business day) of the month of distribution (the "Determination Date"), the Master Servicer or the Certificate Administrator, as applicable, will determine the amounts of principal and interest which will be passed through to Certificateholders on the succeeding Distribution Date. Prior to the close of business on the business day succeeding each Determination Date, the Master Servicer or the Certificate Administrator, as applicable, will furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders by the Master Servicer or the Certificate Administrator, as applicable, on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.

 EXAMPLE OF DISTRIBUTIONS

  The following chart sets forth an example of the flow of funds as it would relate to a hypothetical series of Certificates issued, and with a Cut-off Date occurring, in May 1997:

DATE                     NOTE  DESCRIPTION
----                     ----  -----------
May 1...................  (A)  Cut-off Date.
May 2-31................  (B)  The Servicers or the Sub-Servicers, as applicable, receive any Principal Prepayments and applicable
                                interest on such Principal Prepayments.
May 30..................  (C)  Record Date.
May 2-June 1............  (D)  The dates on which scheduled payments and Mortgage
                                Loans or Contracts are due (each, a "Due Date"
                                and collectively, the "Due Period").
June 18.................  (E)  The Servicers or the Sub-Servicers, as applicable, remit to the Master Servicer or the Servicer, as
                                applicable, scheduled payments of principal and
                                interest due during the related Due Period and
                                received or advanced by them.
June 20.................  (F)  Determination Date.
June 25.................  (G)  Distribution Date.

Succeeding months follow the pattern of (B) through (G), except that for succeeding months (B) will also include the first day of such month. Certain series of Certificates may have different prepayment periods, Cut-off Dates, Record Dates, Due Periods, remittance dates, Determination Dates and/or Distribution Dates than those set forth above.
--------
(A) The initial principal balance of the Mortgage Pool or Contract Pool will be the aggregate principal balance of the Mortgage Loans or Contracts at the close of business on May 1, 1997, after deducting principal payments due on or before such date. Those principal payments due on or before May 1, and the accompanying interest payments, and any Principal Prepayments received as of the close of business on May 1, 1997 are not part of the Mortgage Pool or Contract Pool and will not be passed through to Certificateholders.

(B) Any principal payments received in advance of the scheduled Due Date for a Mortgage Loan and not accompanied by a payment of interest for any period following the date of payment ("Principal Prepayments") may be received at any time during this period and will be remitted to the Master Servicer or Servicer as described in (E) below for distribution to Certificateholders as described in (F) below. When a Mortgage Loan or Contract is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment. Partial Principal Prepayments are applied so as to reduce the principal balances of the related Mortgage Loans or Contracts as of the first day of the month in which the payments are made; no interest will be paid to Certificateholders in respect of such prepaid amounts for the month in which such partial Principal Prepayments were received.

(C) Distributions on June 25 will be made to Certificateholders of record at the close of business on May 31.

(D) Scheduled principal and interest payments are due from Mortgagors.

(E) Payments due from Mortgagors during the related Due Period will be deposited by the Sub-Servicers in subservicing accounts or Servicers in collection accounts (or will be otherwise managed in a manner acceptable to the Rating Agencies) as received and will include the scheduled principal payments plus interest on the May balances (with the exception of interest from the date of prepayment of any Mortgage Loan or Contract prepaid in full during May and interest on the amount of partial Principal Prepayments in May). Funds required to be remitted from the collection accounts or the subservicing accounts to the Master Servicer or the Servicer, as applicable, will be so remitted on June 18 together with any required Advances by the Servicer or the Sub-Servicers (except that Principal Prepayments in full and certain Principal Prepayments in part received by Sub-Servicers during the month of April will have been remitted to the Master Servicer or the Servicer, as applicable, within five business days of receipt).

(F) On June 20, the Master Servicer or the Certificate Administrator, if any, will determine the amounts of principal and interest which will be passed through on June 25 to the holders of each class of Certificates. The Master Servicer or the Certificate Administrator, if any, will be obligated to distribute those payments due during the related Due Period which have been received from Servicers or Sub-Servicers prior to and including June 18, as well as all Principal Prepayments received on Mortgage Loans in May (with interest adjusted to the Pass-Through Rates applicable to the respective classes of Certificates and reduced on account of Principal Prepayments as described above). Distributions to the holders of Senior Certificates, if any, on June 25 may include certain amounts otherwise distributable to the holders of the related Subordinate Certificates, amounts withdrawn from any Reserve Fund and amounts advanced by the Master Servicer or the Servicer under the circumstances described in "Subordination" and "--Advances."

(G) On June 25, the amounts determined on June 20 will be distributed to Certificateholders.

  If provided in the related Prospectus Supplement, the Distribution Date with respect to any series of Certificates as to which the Trust Fund includes Agency Securities may be a specified date or dates other than the 25th day of each month in order to allow for the receipt of distributions on such Agency Securities.

ADVANCES

  Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the applicable Servicer will agree to advance (either out of its own funds, funds advanced to it by Servicers or Sub-Servicers, as applicable, or funds being held in the Custodial Account for future distribution), for the benefit of the related Certificateholders, on or before each Distribution Date, an amount equal to the aggregate of all scheduled payments of principal (other than any Balloon Amount in the case of a Balloon Loan) and interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be (an "Advance"), which were delinquent as of the close of business on the business day preceding the related Determination Date on the related Mortgage Loans or Contracts, but only to the extent that such Advances would, in the judgment of the Master Servicer or the Servicer, be recoverable out of late payments by the Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. If a Trust Fund includes Agency Securities, any advancing obligations with respect to underlying

Mortgage Loans or Contracts will be pursuant to the terms of such Agency Securities and may differ from the provisions relating to Advances described herein.

  Advances are intended to maintain a regular flow of scheduled interest and principal payments to related Certificateholders. Such Advances do not represent an obligation of the Master Servicer or the Servicer to guarantee or insure against losses. If Advances have been made by the Master Servicer or Servicer from cash being held for future distribution to Certificateholders, such funds will be required to be replaced on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than payments required to be made to Certificateholders. Any Advances will be reimbursable to the Master Servicer or Servicer out of recoveries on the related Mortgage Loans or Contracts for which such amounts were advanced (e.g., late payments made by the related Mortgagor, any related Liquidation Proceeds and Insurance Proceeds, proceeds of any applicable form of credit enhancement or proceeds of any Mortgage Collateral purchased by the Company, Residential Funding, a Sub-Servicer or a Mortgage Collateral Seller under the circumstances described above). Such Advances will also be reimbursable from cash otherwise distributable to Certificateholders to the extent that the Master Servicer or Servicer shall determine that any such Advances previously made are not ultimately recoverable as described above. With respect to any Senior/Subordinate Series, so long as the related Subordinate Certificates remain outstanding and subject to certain limitations with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses, such Advances may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Certificates, if any. The Master Servicer or the Servicer will also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced will be reimbursable to the Master Servicer or Servicer to the extent permitted by the Pooling and Servicing Agreement. The Master Servicer's or Servicer's obligation to make Advances may be supported by another entity, a letter of credit or other method as may be described in the related Pooling and Servicing Agreement. In the event that the short-term or long-term obligations of the provider of such support are downgraded by a Rating Agency rating the related Certificates or if any collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Certificates may also be downgraded.

PREPAYMENT INTEREST SHORTFALLS

  When a Mortgagor prepays a Mortgage Loan or Contract in full between scheduled Due Dates for such Mortgage Loan or Contract, the Mortgagor pays interest on the amount prepaid only to but not including the date on which such Principal Prepayment is made. Similarly, Liquidation Proceeds from a Mortgaged Property will not include interest for any period after the date on which the liquidation took place. The shortfall between a full month's interest due with respect to a Mortgage Loan or Contract and the amount of interest paid or recovered with respect thereto in the event of a prepayment or liquidation is referred to as a "Prepayment Interest Shortfall." If so specified in the related Prospectus Supplement, to the extent funds are available from the Servicing Fee, the Servicer or Master Servicer may make an additional payment to Certificateholders with respect to any Mortgage Loan or Contract that prepaid in full during the related prepayment period equal to the amount, if any, necessary to assure that, on the related Distribution Date, the Available Distribution Amount would include with respect to each such Mortgage Loan or Contract an amount equal to interest at the Mortgage Rate (less the Servicing Fee and Spread, if any) for such Mortgage Loan or Contract from the date of such prepayment or liquidation through the related Due Date (such amount, "Compensating Interest"). Compensating Interest may be limited to the aggregate amount (or any portion thereof) of the Servicing Fee received by the Servicer or Master Servicer in that month in relation to the Mortgage Loans or Contracts, or in any other manner, and, if so limited, may not be sufficient to cover the Prepayment Interest Shortfall. If so disclosed in the related Prospectus Supplement, Prepayment Interest Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of Certificates of a series. See "Yield Considerations."

REPORTS TO CERTIFICATEHOLDERS

  On each Distribution Date, the Master Servicer or the Certificate Administrator, as applicable, will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related

Trust Fund setting forth the information described in the related Pooling and Servicing Agreement. Except as otherwise provided in the related Pooling and Servicing Agreement, such information generally will include the following (as applicable):

    (i) the amount, if any, of such distribution allocable to principal;

    (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

    (iii) the aggregate unpaid principal balance of the Mortgage Collateral after giving effect to the distribution of principal on such Distribution Date;

    (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

    (v) based on the most recent reports furnished by Servicers or Sub-Servicers, the number and aggregate principal balances of any items of Mortgage Collateral in the related Trust Fund that are delinquent (a) one month, (b) two months and (c) three months, and that are in foreclosure;

    (vi) the book value of any property acquired by such Trust Fund through foreclosure or grant of a deed in lieu of foreclosure;

    (vii) the balance of the Reserve Fund, if any, at the close of business on such Distribution Date;

    (viii) the Senior Percentage, if applicable, after giving effect to the distributions on such Distribution Date;

    (ix) the amount of coverage under any Letter of Credit, Mortgage Pool Insurance Policy or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor;

    (x) if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable
  Distribution Date and a description of any change in the calculation of such amounts;

    (xi) in the case of Certificates benefiting from alternative credit enhancement arrangements described in a Prospectus Supplement, the amount of coverage under such alternative arrangements as of the close of business on the applicable Determination Date; and

    (xii) with respect to any series of Certificates as to which the Trust Fund includes Agency Securities, certain additional information as required under the related Pooling and Servicing Agreement.

  Each amount set forth pursuant to clause (i) and (ii) above will be expressed as a dollar amount per Single Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Pooling and Servicing Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Pooling and Servicing Agreement, which may include, without limitation, information as to Advances, reimbursements to Sub-Servicers, Servicers and the Master Servicer and losses borne by the related Trust Fund.

  In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Certificate Administrator, as applicable, will furnish a report to each person that was a holder of record of any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and (ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.

SERVICING AND ADMINISTRATION OF MORTGAGE COLLATERAL

 GENERAL

  The Master Servicer, the Certificate Administrator or any Servicer, as applicable, that is a party to a Pooling and Servicing Agreement, will be required to perform the services and duties specified in the related Pooling and Servicing Agreement. The duties to be performed by the Master Servicer or each Servicer, subject to the general supervision by the Master Servicer or the Certificate Administrator, if any, will include the customary functions of a servicer, including collection of payments from Mortgagors; maintenance of any primary mortgage insurance, hazard insurance and other types of insurance; processing of assumptions or substitutions; attempting to cure delinquencies; supervising foreclosures; inspection and management of Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Collateral. Each Servicer or the Master Servicer, if any, may be obligated, under certain circumstances, to make Advances in respect of delinquent installments of principal of and interest on Mortgage Loans or Contracts and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors, as described under "--Advances" above. With respect to any series of Certificates for which the Trust Fund includes Agency Securities, the Master Servicer's or Certificate Administrator's servicing and administration obligations will be set forth in the related Prospectus Supplement.

  Pursuant to each Pooling and Servicing Agreement, each Servicer or the Master Servicer, if there are no Servicers for the related series, may enter into sub-servicing agreements (each, a "Sub-Servicing Agreement") with one or more sub-servicers (each, a "Sub-Servicer") who will agree to perform certain functions for the Servicer or Master Servicer relating to the servicing and administration of the Mortgage Loans or Contracts included in the Trust Fund relating to such Sub-Servicing Agreement. Under any Sub-Servicing Agreement, each Sub-Servicer, will agree, among other things, to perform some or all of the Servicer's or the Master Servicer's servicing obligations, including but not limited to, making Advances to the related Certificateholders. The Servicer or the Master Servicer, as applicable, will remain liable for its servicing obligations that are delegated to a Sub-Servicer as if such Servicer or the Master Servicer alone were servicing such Mortgage Loans or Contracts.

 COLLECTION AND OTHER SERVICING PROCEDURES

  Each Servicer or the Master Servicer, as applicable, will make reasonable efforts to collect all payments called for under the Mortgage Loans or Contracts and will, consistent with the related Pooling and Servicing Agreement and any applicable insurance policy or other credit enhancement, follow such collection procedures as it follows with respect to mortgage loans or contracts serviced by it that are comparable to the Mortgage Loans or Contracts. The Servicer or the Master Servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the due dates for payments due on a Mortgage Note or Contract, provided that the insurance coverage for such Mortgage Loan or Contract or any coverage provided by any alternative credit enhancement will not be adversely affected.

  In connection with any significant partial prepayment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the monthly payment is recalculated as an amount that will fully amortize the remaining principal amount thereof by the original maturity date based on the original Mortgage Rate, provided that such re-amortization shall not be permitted if it would constitute a modification of the Mortgage Loan for federal income tax purposes.

  The Master Servicer, any Servicer or one or more Sub-Servicers with respect to a given Trust Fund may establish and maintain an escrow account (the "Escrow Account") in which Mortgagors will be required to deposit amounts sufficient to pay taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items unless, in the case of Junior Mortgage Loans, the Mortgagor is required to escrow such amounts pursuant to the senior mortgage documents. Withdrawals from any such Escrow Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to Mortgagors amounts determined to be owed, to pay interest on balances in any such Escrow Account, if required, to repair or otherwise protect the Mortgaged Properties and to clear and terminate such account. The Master Servicer or any Servicer or Sub-Servicer, as the case may be, will be responsible for the administration of each such Escrow Account and will be obligated to make advances to such accounts when a deficiency exists therein. The Master Servicer, Servicer or Sub-Servicer will be entitled to reimbursement for any such advances from the Collection Account.

  Other duties and responsibilities of each Servicer, the Master Servicer and the Certificate Administrator are described above under "--Payments on Mortgage Collateral."

 SERVICING COMPENSATION AND PAYMENT OF EXPENSES

  Each Servicer, the Master Servicer or the Certificate Administrator, as applicable, will be paid compensation for the performance of its servicing obligations, which compensation will be part of the servicing fee (the "Servicing Fee") specified in the related Prospectus Supplement. Any Sub-Servicer will be entitled to receive a portion of the Servicing Fee. Except as otherwise provided in the related Prospectus Supplement, the Servicer or the Master Servicer, if any, will deduct the Servicing Fee with respect to the Mortgage Loans or Contracts underlying the Certificates of a Series in an amount to be specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable. In addition to the Servicing Fee, unless otherwise specified in the related Prospectus Supplement, the Master Servicer, any Servicer or the relevant Sub-Servicers, if any, will be entitled to servicing compensation in the form of assumption fees, late payments charges or excess proceeds following disposition of property in connection with defaulted Mortgage Loans or Contracts and any earnings on investments held in the Certificate Account or any Custodial Account. Any Spread retained by a Mortgage Collateral Seller, the Master Servicer, or any Servicer or Sub-Servicer will not constitute part of the Servicing Fee. Notwithstanding the foregoing, with respect to a series of Certificates as to which the Trust Fund includes Agency Securities, the compensation payable to the Master Servicer or Certificate Administrator for servicing and administering such Agency Securities on behalf of the holders of such Certificates may be based on a percentage per annum described in the related Prospectus Supplement of the outstanding balance of such Agency Securities and may be retained from distributions of interest thereon, if so specified in the related Prospectus Supplement.

  Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Master Servicer or the Certificate Administrator will pay from the Servicing Fee (i) the fees of any Sub-Servicers, (ii) certain expenses incurred in connection with the servicing of the Mortgage Loans or Contracts, including, without limitation, payment of certain of the insurance policy premiums, fees or other amounts payable for any alternative credit enhancement, reimbursement of expenses incurred in connection with a foreclosure or deed in lieu of foreclosure upon a Mortgaged Property, payment of the fees and disbursements of the Trustee (and any Custodian selected by the Trustee), the Certificate Registrar, any Paying Agent, independent accountants and payment of expenses incurred in enforcing the obligations of Sub-Servicers, Servicers and Mortgage Collateral Sellers and (iii) expenses related to the preparation of reports to Certificateholders. Certain of these expenses may be reimbursable from Liquidation Proceeds or insurance policies and, in the case of enforcement of the obligations of Sub-Servicers, from any recoveries in excess of amounts due with respect to the related Mortgage Loans or Contracts or from specific recoveries of costs. The related Pooling and Servicing Agreement may provide that the Certificate Administrator, the Master Servicer, and any Servicer and Sub-Servicer may obtain their respective fees by deducting them from amounts otherwise required to be deposited into the Collection Account.

  The related Trust Fund will suffer no loss by reason of the expenses of the Servicer or Master Servicer described above to the extent claims are fully paid from amounts in any Reserve Fund, any related insurance policies, the Liquidation Proceeds, any proceeds in respect of an REO Mortgage Loan (with respect to expenses incurred in connection with a foreclosure or deed in lieu of foreclosure) or any applicable alternative credit enhancement described in the related Prospectus Supplement. In the event, however, that claims are either not made or are not fully paid from such sources, the related Trust Fund will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the expenses of the Master Servicer or any Servicer or Sub-

Servicer, are less than the principal balance of and accrued interest on the related Mortgage Loan or Contract. In addition, the Master Servicer or any Servicer or Sub-Servicer, as applicable, will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of Mortgaged Property, such right of reimbursement being prior to the rights of the Certificateholders to receive any payments from any Reserve Fund or from any related Insurance Proceeds, Liquidation Proceeds or any proceeds of alternative credit enhancement.

 EVIDENCE AS TO COMPLIANCE

  Each Servicer, the Master Servicer or the Certificate Administrator, as appropriate, will, with respect to each series of Certificates, deliver to the Trustee, on or before the date in each year specified in the related Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of the activities of the Certificate Administrator, each Servicer or the Master Servicer and each Sub-Servicer, as applicable, during the preceding calendar year and of performance under such Pooling and Servicing Agreement and the applicable Sub-Servicing Agreement, if any, has been made under the supervision of such officer, and (ii) to the best of such officer's knowledge, based on such review, the Certificate Administrator, each Servicer or the Master Servicer and each Sub-Servicer, as applicable, has fulfilled all its obligations under such Pooling and Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. If set forth in the Prospectus Supplement, such officer's certificate shall be accompanied by a statement of a firm of independent public accountants to the effect that, on the basis of an examination of certain documents and records relating to servicing of the Mortgage Loans or Contracts, including similar reports delivered by each Servicer or Sub-Servicer (upon which such firm is entitled to rely), conducted in accordance with the Uniform Single Attestation Program for Mortgage Bankers or similar standards acceptable to the Servicer, the Master Servicer or the Certificate Administrator, as applicable, the servicing of the Mortgage Loans or Contracts was conducted in compliance with the provisions of the related Pooling and Servicing Agreement and the applicable Sub-Servicing Agreement, if any, except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as are set forth in such statement.

 CERTAIN OTHER MATTERS REGARDING SERVICING

  Each Servicer, the Master Servicer or the Certificate Administrator, as applicable, may not resign from its obligations and duties under the related Pooling and Servicing Agreement unless each Rating Agency has confirmed in writing that the resignation will not qualify, reduce or cause to be withdrawn the then current ratings on the Certificates or upon a determination that its duties thereunder are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer or administrator has assumed the Servicer's, the Master Servicer's or the Certificate Administrator's obligations and duties under such Pooling and Servicing Agreement. A Servicer, the Master Servicer or the Certificate Administrator, as applicable, may be removed upon the occurrence of certain Events of Default described below under "The Pooling and Servicing Agreement-- Events of Default" and "--Rights Upon Event of Default."

  Each Pooling and Servicing Agreement will also provide that neither the Servicer, the Master Servicer or the Certificate Administrator, nor any director, officer, employee or agent thereof, will be under any liability to the Trust Fund or the Certificateholders for any action taken or for restraining from taking any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment. However, neither the Servicer, the Master Servicer or the Certificate Administrator nor any such person will be protected against any liability which would otherwise be imposed by reason of the failure to perform its obligations in compliance with any standard of care set forth in the Pooling and Servicing Agreement. The Servicer, the Master Servicer or the Certificate Administrator, as applicable, may, in its discretion, undertake any such action that it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Servicer, the Master Servicer or the Certificate Administrator will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

  The Master Servicer or Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan or Contract and (ii) extend the Due Date for payments due on a Mortgage Loan or Contract, if the Master Servicer or Servicer has determined that any such waiver or extension will not impair the coverage of any related insurance policy, materially adversely affect the lien of the related Mortgage or, if a REMIC election has been made with respect to the Trust Fund, adversely affect such REMIC status. The Master Servicer or Servicer may also waive or modify any term of a Mortgage Loan so long as the Master Servicer or Servicer has determined that such waiver or modification is not materially adverse to any Certificateholders, taking into account any estimated loss that may result absent such action.

  The Master Servicer will be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under the Pooling and Servicing Agreement.

  A Servicer, the Master Servicer or the Certificate Administrator may have other business relationships with the Company, any Mortgage Collateral Seller or their affiliates.

 SPECIAL SERVICING

  If provided for in the related Prospectus Supplement, the Pooling and Servicing Agreement for a series of Certificates may name a special servicer (a "Special Servicer"). The Special Servicer will be responsible for the servicing of certain delinquent Mortgage Loans or Contracts as described in the Prospectus Supplement. The Special Servicer may have certain discretion to extend relief to Mortgagors whose payments become delinquent. The Special Servicer may be permitted to grant a period of temporary indulgence to a Mortgagor or may enter into a liquidating plan providing for repayment by the Mortgagor, in each case without the prior approval of the Master Servicer or the Servicer, as applicable. Other types of forbearance generally will require the approval of the Master Servicer or Servicer, as applicable.

 ENFORCEMENT OF "DUE-ON-SALE" CLAUSES

  Unless otherwise specified in the related Prospectus Supplement, when any Mortgaged Property relating to a Mortgage Loan or Contract (other than an ARM Loan described below) is about to be conveyed by the Mortgagor, the Master Servicer or the Servicer, as applicable, directly or through a Sub-Servicer, to the extent it has knowledge of such proposed conveyance, generally will be obligated to exercise the Trustee's rights to accelerate the maturity of such Mortgage Loan or Contract under any due-on-sale clause applicable thereto. A due-on-sale clause will be enforced only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. See "Certain Legal Aspects of Mortgage Loans and Contracts--The Mortgage Loans--Enforceability of Certain Provisions" and "--The Contracts--'Due-on-Sale' Clauses." If the Master Servicer, Servicer or Sub-Servicer is prevented from enforcing a due-on-sale clause under applicable law or if the Master Servicer, Servicer or Sub-Servicer determines that it is reasonably likely that a legal action would be instituted by the related Mortgagor to avoid enforcement of such due-on-sale clause, the Master Servicer, Servicer or Sub-Servicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note or Contract subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan or Contract if the Master Servicer, Servicer or Sub-Servicer shall have determined in good faith that such release will not adversely affect the collectability of the Mortgage Loan or Contract. In the event of the sale of a Mortgaged Property subject to an ARM Loan, such ARM Loan may be assumed if it is by its terms assumable and if, in the reasonable judgment of the Master Servicer, Servicer or Sub-Servicer, the proposed transferee of the related Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note or Contract may not be altered. Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Master Servicer, Servicer or Sub-Servicer may approve such a request if it has determined, exercising its good faith business judgment, that such approval will not adversely affect the security for, and the timely and full collectability of, the related Mortgage Loan or Contract. Any fee collected by the Master Servicer, Servicer or Sub-Servicer for entering into an assumption or substitution of liability agreement or for processing a request for partial release of the Mortgaged Property generally will be retained by the Master Servicer, Servicer or Sub-Servicer as additional servicing compensation.

REALIZATION UPON DEFAULTED PROPERTY

  With respect to a Mortgage Loan in default, the Master Servicer or the related Subservicer will decide whether to foreclose upon the Mortgage Property or write off the principal balance of the Mortgage Loan or Contract as a bad debt. In connection with such decision, the Master Servicer or the related Subservicer will, following usual practices in connection with senior and junior mortgage servicing activities, estimate the proceeds expected to be received and the expenses expected to be incurred in connection with such foreclosure to determine whether a foreclosure proceeding is appropriate. With respect to any Junior Mortgage Loan, following any default thereon, in the event that the senior mortgage holder commences a foreclosure action it is likely that such Mortgage Loan will be written off as bad debt with no foreclosure proceeding unless foreclosure proceeds for such Mortgage Loan are expected to at least satisfy the related senior mortgage loan in full and to pay foreclosure costs. See "Risk Factors--Risks Associated with the Mortgage Collateral" herein.

  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (or, in the case of Contracts in certain states, by repossession of the related Manufactured Home), the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan or Contract, such Mortgage Loan (an "REO Mortgage Loan") or Contract (an "REO Contract") will be considered for most purposes to be an outstanding Mortgage Loan or Contract held in the Trust Fund until such time as the Mortgaged Property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a "Liquidated Mortgage Loan") or Contract (a "Liquidated Contract"). For purposes of calculations of amounts distributable to Certificateholders in respect of an REO Mortgage Loan or an REO Contract, the amortization schedule in effect at the time of any such acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, such amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as such REO Mortgage Loan or REO Contract is considered to remain in the Trust Fund. If a REMIC election has been made, any Mortgaged Property so acquired by the Trust Fund must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the Trust Fund as a REMIC. To the extent provided in the related Pooling and Servicing Agreement, any income (net of expenses and other than gains described below) received by the Sub-Servicer, Servicer or Master Servicer on such Mortgaged Property prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time for making payments to Certificateholders.

  With respect to a Mortgage Loan or Contract in default, the Master Servicer or Servicer may pursue foreclosure (or similar remedies) subject to any senior loan positions and certain other restrictions pertaining to junior loans as described under "Certain Legal Aspects of Mortgage Loans and Related Matters-- Foreclosure on Mortgage Loans" concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer or Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan or Contract will be removed from the related Trust Fund. The Master Servicer or Servicer may elect to treat a defaulted Mortgage Loan or Contract as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan or Contract thereafter incurred will be reimbursable to the Master Servicer or Servicer (or any Sub-Servicer) from any amounts otherwise distributable to the related Certificateholders, or may be offset by any subsequent recovery related to such Mortgage Loan or Contract. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to Certificateholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the Master Servicer or Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan or Contract.

  With respect to certain series of Certificates, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide, to the extent of coverage thereunder, that a defaulted Mortgage Loan or Contract or REO Mortgage Loan or REO Contract will be removed from the Trust Fund prior to the final liquidation thereof. In addition, the Master Servicer or Servicer may have the option to purchase from the Trust Fund any defaulted Mortgage Loan or Contract after a specified period of delinquency. Unless otherwise specified in the related Prospectus Supplement, if a final liquidation of a Mortgage Loan or Contract resulted in a Realized Loss and within two years thereafter the Master Servicer or Servicer receives a subsequent recovery specifically related to such Mortgage Loan or Contract (in connection with a related breach of a representation or warranty or otherwise), such subsequent recovery shall be distributed to the then-current Certificateholders of any outstanding class to which such Realized Loss was allocated (with the amounts to be distributed allocated among such classes in the same proportions as such Realized Loss was allocated), provided that no such distribution shall result in distributions on the Certificates of any such class in excess of the total amount of the Realized Loss that was allocated to such class. In the case of a series of Certificates other than a Senior/Subordinate Series, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide for reinstatement subject to certain conditions in the event that, following the final liquidation of a Mortgage Loan or Contract and a draw under such credit enhancement, subsequent recoveries are received. If a defaulted Mortgage Loan or Contract or REO Mortgage Loan or REO Contract is not so removed from the Trust Fund, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Certificateholders will bear such loss. However, if a gain results from the final liquidation of an REO Mortgage Loan or REO Contract which is not required by law to be remitted to the related Mortgagor, the Master Servicer or the Servicer will be entitled to retain such gain as additional servicing compensation unless the related Prospectus Supplement provides otherwise. For a description of the Certificate Administrator's, the Master Servicer's or the Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans or Contracts, see "Description of Credit Enhancement" and "Insurance Policies on Mortgage Loans or Contracts."

  For a discussion of legal rights and limitations associated with the foreclosure of a Mortgage Loan or Contract, see "Certain Legal Aspects of Mortgage Loans and Contracts."

  The Master Servicer or the Certificate Administrator, as applicable, will deal with any defaulted Agency Securities in the manner set forth in the related Prospectus Supplement.

                                 SUBORDINATION

  A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as set forth in the related Prospectus Supplement. Subordination of the Subordinate Certificates of any Senior/Subordinate Series will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate) Certificates, as specified in the related Prospectus Supplement.

  With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates and then to principal of the Senior Certificates up to the amounts described in the related Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

  With respect to any defaulted Mortgage Loan or Contract that is finally liquidated, the amount of loss realized, if any (as described in the related Pooling and Servicing Agreement, a "Realized Loss"), will equal the portion of the Stated Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer or Servicer for related Advances and expenses) towards interest and principal owing on the Mortgage Loan. With respect to a Mortgage Loan or Contract, the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss. If so provided in the Pooling and Servicing Agreement, the Master Servicer may be permitted, under certain circumstances, to purchase any Mortgage Loan that is three or more months delinquent in payments of principal and interest, at the Purchase Price. Any Realized Loss incurred in connection with any such Mortgage Loan will be passed through to the then outstanding Certificateholders of the related series in the same manner as Realized Losses on Mortgage Loans that have not been so purchased.

  In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary Losses), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders.

  Except as noted below, Realized Losses will be allocated to the Subordinate Certificates of the related series until the outstanding principal balance thereof has been reduced to zero. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement.

  With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties which are generally of the same type as are covered under a Special Hazard Insurance Policy, the amount thereof that may be allocated to the Subordinate Certificates of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Certificates of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Certificates may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Amount"), and the Subordinate Certificates may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro rata basis among all outstanding classes of Certificates. Each of the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the Certificateholders, upon the written confirmation from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby.

  Generally, any allocation of a Realized Loss (including a Special Hazard
Loss) to a Certificate will be made by reducing the outstanding principal balance thereof as of the Distribution Date following the calendar month in which such Realized Loss was incurred. At any given time, the percentage of the outstanding principal balances of all of the Certificates evidenced by the Senior Certificates is the "Senior Percentage," determined in the manner set forth in the related Prospectus Supplement. The "Stated Principal Balance" of any item of Mortgage Collateral as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether received or not, reduced by all amounts allocable to principal that are distributed to Certificateholders on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to any Certificates on or before such date.

  As set forth above, the rights of holders of the various classes of Certificates of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each such class (or, if applicable, the related notional amount). The outstanding principal balance of any Certificate will be reduced by all amounts previously distributed on such Certificate in respect of principal and by any Realized Losses allocated thereto. If there are no Realized Losses or Principal Prepayments on any item of Mortgage Collateral, the respective rights of the holders of Certificates of any series to future distributions generally would not change. However, to the extent set forth in the related Prospectus Supplement, holders of Senior Certificates may be entitled to receive a disproportionately larger amount of prepayments received during certain specified periods, which will have the effect (absent offsetting losses) of accelerating the amortization of the Senior Certificates and increasing the respective percentage ownership interest evidenced by the Subordinate Certificates in the related Trust Fund (with a corresponding decrease in the Senior Percentage), thereby preserving the availability of the subordination provided by the Subordinate Certificates. In addition, as set forth above, certain Realized Losses generally will be allocated first to Subordinate Certificates by reduction of the outstanding principal balance thereof, which will have the effect of increasing the respective ownership interest evidenced by the Senior Certificates in the related Trust Fund.

  If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution Date to holders of Subordinate Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit Enhancement-- Reserve Funds" and in the related Prospectus Supplement.

  With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.

                       DESCRIPTION OF CREDIT ENHANCEMENT

GENERAL

  Credit support with respect to each series of Certificates may be comprised of one or more of the following components. Each component will have a dollar limit and will provide coverage with respect to Realized Losses that are (i) attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note or Contract, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such losses, "Defaulted Mortgage Losses"); (ii) of a type generally covered by a Special Hazard Insurance Policy (any such losses, "Special Hazard Losses");
(iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or Contract or an extension of its maturity (any such losses, "Bankruptcy Losses"); and (iv) incurred on defaulted Mortgage Loans or Contracts as to which there was fraud in the origination of such Mortgage Loans or Contracts (any such losses, "Fraud Losses").

  Unless otherwise specified in the related Prospectus Supplement, credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit support or which are not covered by the credit support, Certificateholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses, Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the credit enhancement for any series of Certificates is exhausted, the Certificateholders will bear all further risks of loss not otherwise insured against.

  As set forth below and in the related Prospectus Supplement, (i) coverage with respect to Defaulted Mortgage Losses may be provided by a Mortgage Pool Insurance Policy or Contract Pool Insurance Policy,

(ii) coverage with respect to Special Hazard Losses may be provided by a Special Hazard Insurance Policy, (iii) coverage with respect to Bankruptcy Losses may be provided by a Bankruptcy Bond and (iv) coverage with respect to Fraud Losses may be provided by a Mortgage Pool Insurance Policy or mortgage repurchase bond. In addition, if so specified in the applicable Prospectus Supplement, in lieu of or in addition to any or all of the foregoing arrangements, credit enhancement may be in the form of a Reserve Fund to cover such losses, in the form of subordination of one or more classes of Certificates as described under "Subordination," or in the form of a Certificate Insurance Policy, a Letter of Credit, surety bonds or other types of insurance policies, certain other secured or unsecured corporate guarantees or in such other form as may be described in the related Prospectus Supplement, or in the form of a combination of two or more of the foregoing. The credit support may be provided by an assignment of the right to receive certain cash amounts, a deposit of cash into a Reserve Fund or other pledged assets, or by banks, insurance companies, guarantees or any combination thereof identified in the related Prospectus Supplement.

  Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support. Additionally, each such Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement.

  The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which will be exhibits to the Current Report on Form 8-K to be filed with the Securities and Exchange Commission in connection with the issuance of the related series of Certificates.

LETTERS OF CREDIT

  If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Mortgage Collateral. The Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement. On or before each Distribution Date, the Letter of Credit Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby. The Letter of Credit may also provide for the payment of Advances.

MORTGAGE POOL INSURANCE POLICIES

  Any pool-wide insurance policy covering losses on Mortgage Loans (each, a "Mortgage Pool Insurance Policy") obtained by the Company for a Trust Fund will be issued by the insurer named in the related Prospectus Supplement (the "Pool Insurer"). Each Mortgage Pool Insurance Policy, subject to the limitations described below and in the Prospectus Supplement, if any, will cover Defaulted Mortgage Losses in an amount specified in the applicable Prospectus Supplement. As set forth under "--Maintenance of Credit Enhancement" below, the Master Servicer, Servicer or Certificate Administrator, as applicable, will use its best reasonable efforts to maintain the Mortgage Pool Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

  Each Mortgage Pool Insurance Policy will provide that no claims may be validly presented thereunder unless, among other things, (i) any required Primary Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled, (ii) hazard insurance on the property securing such Mortgage Loan has been kept in force and real estate taxes and other protection and preservation expenses have been paid by the Master Servicer, Servicer or Sub-Servicer, (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-off Date and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either
(a) to purchase the property securing the defaulted Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued and unpaid interest at the applicable Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer, Servicer or Sub-Servicer on behalf of the Trustee and Certificateholders, or (b) to pay the amount by which the sum of the outstanding principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related Primary Insurance Policy. Certificateholders will experience a shortfall in the amount of interest payable on the related Certificates in connection with the payment of claims under a Mortgage Pool Insurance Policy because the Pool Insurer is only required to remit unpaid interest through the date a claim is paid rather than through the end of the month in which such claim is paid. In addition, the Certificateholders will also experience losses with respect to the related Certificates in connection with payments made under a Mortgage Pool Insurance Policy to the extent that the Master Servicer, Servicer or Sub-Servicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a Mortgage Pool Insurance Policy, as those amounts will not be covered by payments under such policy and will be reimbursable to the Master Servicer, Servicer or Sub-Servicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any (see "-- Special Hazard Insurance Policies" below for risks which are not covered by such policies), from the related hazard insurance policy or applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer, Servicer or Sub-Servicer is not required to expend its own funds to restore the damaged property unless it determines that
(a) such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer, Servicer or Sub-Servicer for its expenses and (b) such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

  Unless otherwise specified in the related Prospectus Supplement, a Mortgage Pool Insurance Policy (and certain Primary Insurance Policies) will likely not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the Mortgage Collateral Seller or other persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. Depending upon the nature of the event, a breach of representation made by a Mortgage Collateral Seller may also have occurred. Such a breach, unless otherwise specified in the related Prospectus Supplement, would not give rise to a repurchase obligation on the part of the Company or Residential Funding.

  The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid includes certain expenses incurred by the Master Servicer, Servicer or Sub-Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of Mortgage Loans and Contracts--Foreclosure." Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the related Certificateholders. In addition, unless the Master Servicer or Servicer could determine that an Advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, the Master Servicer or Servicer would not be obligated to make an Advance respecting any such delinquency since the Advance would not be ultimately recoverable to it from either the Mortgage Pool Insurance Policy or from any other related source. See "Description of the Certificates--Advances."

  Since each Mortgage Pool Insurance Policy will require that the property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy will not provide coverage against hazard losses. As set forth under "Insurance Policies on Mortgage Loans or Contracts--Standard Hazard Insurance on Mortgaged Properties," the hazard policies covering the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of such losses. Additionally, no coverage in respect of Special Hazard Losses, Fraud Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See "--Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by Certificateholders.

  Contract Pools may be covered by pool insurance policies (each, a "Contract Pool Insurance Policy") that are similar to the Mortgage Pool Insurance Policies described above.

SPECIAL HAZARD INSURANCE POLICIES

  Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained for a Trust Fund will be issued by the insurer named in the related Prospectus Supplement (the "Special Hazard Insurer"). Each Special Hazard Insurance Policy, subject to limitations described below and in the related Prospectus Supplement, if any, will protect the related Certificateholders from Special Hazard Losses which are (i) losses due to direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Insurance Policies on Mortgage Loans or Contracts." A Special Hazard Insurance Policy will not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor. Aggregate claims under a Special Hazard Insurance Policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as set forth in such related Pooling and Servicing Agreement. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan or Contract has been kept in force and other protection and preservation expenses have been paid by the Master Servicer or Servicer.

  Subject to the foregoing limitations, a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer, Servicer or Sub-Servicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan or Contract at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred by the Master Servicer, Servicer or Sub-Servicer with respect to such property. If the property is transferred to a third party in a sale approved by the Special Hazard Insurer, the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under each Mortgage Pool Insurance Policy or Contract Pool Insurance Policy that the property be restored before a claim under such policy may be validly presented with respect to the defaulted Mortgage Loan or Contract secured by such property. The payment described under (ii) above will render presentation of a claim in respect of such Mortgage Loan or Contract under the related Mortgage Pool

Insurance Policy or Contract Pool Insurance Policy unnecessary. Therefore, so long as a Mortgage Pool Insurance Policy or Contract Pool Insurance Policy remains in effect, the payment by the insurer under a Special Hazard Insurance Policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan or contract plus accrued interest and certain expenses will not affect the total Insurance Proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy or Contract Pool Insurance Policy.

  To the extent set forth in the related Prospectus Supplement, coverage in respect of Special Hazard Losses for a series of Certificates may be provided, in whole or in part, by a type of special hazard coverage other than a Special Hazard Insurance Policy or by means of a representation of the Company or Residential Funding.

BANKRUPTCY BONDS

  In the event of a personal bankruptcy of a Mortgagor, a bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor at an amount less than the then outstanding principal balance of the first and junior liens or Contract secured by such Mortgaged Property (such difference, a "Deficient Valuation"). The amount of the secured debt could then be reduced to such value and, thus, the holder of a Mortgage Loan or Contract would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan (together with any senior mortgage loan, with respect to a Junior Mortgage Loan) or Contract exceeds the value assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan or Contract can result from a bankruptcy proceeding, including a reduction in the amount of the Monthly Payment on the related Mortgage Loan (a "Debt Service Reduction"). See "Certain Legal Aspects of Mortgage Loans and Contracts--Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." Any Bankruptcy Bond to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a Trust Fund will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement.

RESERVE FUNDS

  If so specified in the related Prospectus Supplement, the Company will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Subordinate Certificates, from the Spread or otherwise. To the extent that the funding of the Reserve Fund is dependent on amounts otherwise payable on related Subordinate Certificates, Spread or other cash flows attributable to the related Mortgage Loans or on reinvestment income, the Reserve Fund may provide less coverage than initially expected if the cash flows or reinvestment income on which such funding is dependent are lower than anticipated. With respect to any series of Certificates as to which credit enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Certificateholders, or applied to reimburse the Master Servicer or Servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust Fund. A Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

  Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Company, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve

Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

  Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of a Servicer, the Master Servicer, the Certificate Administrator or any other person named in the related Prospectus Supplement.

CERTIFICATE INSURANCE POLICIES

  If so specified in the related Prospectus Supplement, the Company may obtain one or more certificate insurance policies (each, a "Certificate Insurance Policy"), issued by insurers acceptable to the Rating Agency or Agencies rating the Certificates offered pursuant to such Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any Certificate Insurance Policy will have the characteristics described in and will be subject to such limitations and exceptions as set forth in the related Prospectus Supplement.

SURETY BONDS

  If so specified in the related Prospectus Supplement, the Company may obtain one or more surety bonds (each, a "Surety Bond"), issued by insurers acceptable to the Rating Agency or Agencies rating the Certificates offered pursuant to such Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any surety bond will have the characteristics described in and will be subject to such limitations and exceptions as set forth in the related Prospectus Supplement.

MAINTENANCE OF CREDIT ENHANCEMENT

  If credit enhancement has been obtained for a series of Certificates, the Master Servicer, the Servicer or the Certificate Administrator will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the applicable Pooling and Servicing Agreement or Trust Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or Substitution of Credit Enhancement." The Master Servicer, the Servicer or the Certificate Administrator, as applicable, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

  Unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Certificate Administrator will agree to pay the premiums for each Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Certificate Insurance Policy or Surety Bond, as applicable, on a timely basis. In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Master Servicer, the Servicer or the Certificate Administrator will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy or bond with a total coverage equal to the then outstanding coverage of such policy or bond. If the cost of the replacement policy is greater than the cost of such policy or bond, the coverage of the replacement policy or bond will, unless otherwise agreed to by the Company, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy. In the event that the Pool Insurer ceases to be a Qualified Insurer because it ceases to be approved as an insurer by Freddie Mac, Fannie Mae or any successor entity, the Master Servicer, the Servicer or the Certificate Administrator, as applicable, will review, not less often than monthly, the financial condition of the Pool Insurer with a view toward determining whether recoveries under the Mortgage Pool Insurance Policy or Contract Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer, the Servicer or the Certificate Administrator determines that recoveries are so jeopardized, it will exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy as described above, subject to the same cost limit. Any losses in market value of the Certificates associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the Certificateholders.

  If any property securing a defaulted Mortgage Loan or Contract is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any Letter of Credit, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy or any related Primary Insurance Policy, the Master Servicer or the Servicer, as applicable, is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer or the Servicer, as applicable, for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any Letter of Credit, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, other credit enhancement or any related Primary Insurance Policy is not available because the Master Servicer or the Servicer, as applicable, has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Master Servicer or the Servicer, as applicable, is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.

REDUCTION OR SUBSTITUTION OF CREDIT ENHANCEMENT

  Unless otherwise specified in the Prospectus Supplement, the amount of credit support provided with respect to any series of Certificates may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related Pooling and Servicing Agreement or Trust Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Certificate Administrator, as applicable, will not be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Master Servicer, the Servicer or the Certificate Administrator, as applicable, will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Company, the Master Servicer or such other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

                             PURCHASE OBLIGATIONS

  Certain types of Mortgage Collateral and certain classes of Certificates of any series, as specified in the related Prospectus Supplement, may be subject to a purchase obligation (a "Purchase Obligation") that would become applicable on one or more specified dates, or upon the occurrence of one or more specified events, or on demand made by or on behalf of the applicable Certificateholders. A Purchase Obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, maturity guaranty, put option or demand feature. The terms and conditions of each Purchase Obligation, including the purchase price, timing and payment procedure, will be described in the related Prospectus Supplement. A Purchase Obligation with respect to Mortgage Collateral may apply to that Mortgage Collateral or to the related Certificates. Each Purchase Obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each Purchase Obligation will be evidenced by an instrument delivered to the Trustee for the benefit of the applicable Certificateholders of the related series. Each Purchase Obligation with respect to Mortgage Collateral will be payable solely to the Trustee for the benefit of the Certificateholders of the related series. Other Purchase Obligations may be payable to the Trustee or directly to the holders of the Certificates to which such obligations relate.

               INSURANCE POLICIES ON MORTGAGE LOANS OR CONTRACTS

  Each Mortgage Loan or Contract will be required to be covered by a hazard insurance policy (as described below) and, in certain cases, a Primary Insurance Policy. In addition, FHA Loans and VA Loans will be covered by the government mortgage insurance programs described below. The descriptions of any insurance policies set forth in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

PRIMARY MORTGAGE INSURANCE POLICIES

  Unless otherwise specified in the related Prospectus Supplement, (i) each Mortgage Loan having a Loan-to-Value Ratio at origination of over 80% will be covered by a primary mortgage guaranty insurance policy (a "Primary Insurance Policy") insuring against default on such Mortgage Loan as to at least the principal amount thereof exceeding 75% of the Appraised Value of the Mortgaged Property at origination of the Mortgage Loan, unless and until the principal balance of the Mortgage Loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than 80%, and (ii) the Company or the related Mortgage Collateral Seller will represent and warrant that, to the best of such entity's knowledge, such Mortgage Loans are so covered. Unless otherwise specified in the Prospectus Supplement, the Company will have the ability to cancel any Primary Insurance Policy if the Loan-to-Value Ratio of the Mortgage Loan is reduced below 80% (or a lesser specified percentage) based on an appraisal of the Mortgaged Property after the related Closing Date or as a result of principal payments that reduce the principal balance of the Mortgage Loan after such Closing Date. Mortgage Loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if such coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause such Mortgage Loan's Loan-to-Value Ratio (based on the then-current balance) to subsequently exceed the limits which would have required such coverage upon their origination. Junior Mortgage Loans generally will not be required by the Company to be covered by a primary mortgage guaranty insurance policy insuring against default on such Mortgage Loan.

  While the terms and conditions of the Primary Insurance Policies issued by one primary mortgage guaranty insurer (a "Primary Insurer") will differ from those in Primary Insurance Policies issued by other Primary Insurers, each Primary Insurance Policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain Primary Insurance Policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a Primary Insurance Policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds received by the insured in excess of the amount required to restore such Mortgaged

Property and which have not been applied to the payment of the Mortgage Loan,
(iii) amounts expended but not approved by the Primary Insurer, (iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

  As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

  The Pooling and Servicing Agreement for a series generally will require that, to the extent that coverage is available and for so long as a Primary Insurance Policy is required to be maintained, the Master Servicer or Servicer shall maintain, or cause to be maintained, coverage under a Primary Insurance Policy to the extent such coverage was in place on the Cut-off Date and the Master Servicer or Servicer had knowledge of such Primary Insurance Policy.

  Any primary mortgage insurance or primary credit insurance policies relating to Contracts will be described in the related Prospectus Supplement.

STANDARD HAZARD INSURANCE ON MORTGAGED PROPERTIES

  The terms of the Mortgage Loans require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Such coverage generally will be in an amount equal to the lesser of
(i) the principal balance of such Mortgage Loan and, in the case of Junior Mortgage Loans, the principal balance of any senior mortgage loans, or (ii) 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer or Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer or the Servicer by Mortgagors or Sub-Servicers. If Junior Mortgage Loans are included within any Trust Fund, investors should also consider the application of hazard insurance proceeds discussed herein under "Certain Legal Aspects of the Mortgage Loans and Contracts--The Mortgage Loans--Junior Mortgages, Rights of Senior Mortgages."

  In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement generally requires the Master Servicer or Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

  Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See "Subordination" above for a description of when subordination is provided, the protection (limited to the Special Hazard Amount as described in the related Prospectus Supplement) afforded by such subordination, and "Description of Credit Enhancement--Special Hazard Insurance Policies" for a description of the limited protection afforded by any Special Hazard Insurance Policy against losses occasioned by hazards which are otherwise uninsured against.

STANDARD HAZARD INSURANCE ON MANUFACTURED HOMES

  The terms of the Pooling and Servicing Agreement will require the Servicer or the Master Servicer, as applicable, to cause to be maintained with respect to each Contract one or more Standard Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Mortgagor on the related Contract, whichever is less. Such coverage may be provided by one or more blanket insurance policies covering losses on the Contracts resulting from the absence or insufficiency of individual Standard Hazard Insurance Policies. If a Manufactured Home's location was, at the time of origination of the related Contract, within a federally designated flood area, the Servicer or the Master Servicer also will be required to maintain flood insurance.

  If the Servicer or the Master Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer or the Master Servicer will either (i) maintain at its expense hazard insurance with respect to such Manufactured Home or (ii) indemnify the Trustee against any damage to such Manufactured Home prior to resale or other disposition.

FHA MORTGAGE INSURANCE

  The Housing Act authorizes various FHA mortgage insurance programs. Some of the Mortgage Loans may be insured under either Section 203(b), Section 234 or
Section 235 of the Housing Act. Under Section 203(b), FHA insures mortgage loans of up to 30 years' duration for the purchase of one- to four-family dwelling units. Mortgage Loans for the purchase of condominium units are insured by FHA under Section 234. Loans insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

  Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible mortgagors for as long as the mortgagors continue to be eligible for the payments. To be eligible, a mortgagor must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

  The regulations governing these programs provide that insurance benefits are payable either (i) upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or (ii) upon assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs upon the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

  When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee's foreclosure costs. Any FHA insurance relating to Contracts underlying a series of Certificates will be described in the related Prospectus Supplement.

VA MORTGAGE GUARANTY

  The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or, in certain instances, his or her spouse) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit to be occupied as the veteran's home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment from the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a certain dollar limit established by the VA. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

  Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a Primary Mortgage Insurance Policy may be required by the Company for VA loans in excess of certain amounts. The amount of any such additional coverage will be set forth in the related Prospectus Supplement. Any VA guaranty relating to Contracts underlying a series of Certificates will be described in the related Prospectus Supplement.

                                  THE COMPANY

  The Company is an indirect wholly-owned subsidiary of GMAC Mortgage which is a wholly-owned subsidiary of General Motors Acceptance Corporation. The Company was incorporated in the State of Delaware in November 1994. The Company was organized for the purpose of acquiring mortgage loans and contracts and issuing securities backed by such mortgage loans or contracts. The Company anticipates that it will in many cases have acquired Mortgage Loans indirectly through Residential Funding, which is also an indirect wholly-owned subsidiary of GMAC Mortgage. The Company does not have, nor is it expected in the future to have, any significant assets.

  The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Company or as otherwise provided in the related Prospectus Supplement.

  The Company maintains its principal office at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000.

                        RESIDENTIAL FUNDING CORPORATION

  Unless otherwise specified in the related Prospectus Supplement, Residential Funding, an affiliate of the Company, will act as the Master Servicer or Certificate Administrator for each series of Certificates.

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

  Residential Funding buys conventional mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others. Residential Funding's principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is (612) 832-7000. Residential Funding conducts operations from its headquarters in Minneapolis and from offices located in California, Connecticut, Florida, Georgia, Rhode Island and Washington, D.C. At March 31, 1997, Residential Funding was master servicing a first lien loan portfolio of approximately $34.8 billion and a second lien loan portfolio of approximately $1.8 billion.

                      THE POOLING AND SERVICING AGREEMENT

  As described above under "Description of the Certificates--General," each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement or, if the Trust Fund for a series of Certificates contains Agency Securities, a Trust Agreement. The discussion below covers Pooling and Servicing Agreements, but its terms are also generally applicable to Trust Agreements. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement and are qualified entirely by reference to the actual terms of the Pooling and Servicing Agreement for a series of Certificates.

SERVICING AND ADMINISTRATION

  The Pooling and Servicing Agreement for a series of Certificates will set forth the party responsible for performing servicing functions for such series which may be the Master Servicer or one or more Servicers. If there is more than one Servicer and there is no Master Servicer, a Certificate Administrator may be party to the Pooling and Servicing Agreement. The Certificate Administrator will not be responsible for servicing Mortgage Loans or Contracts and instead will perform certain specified administrative and reporting functions with regard to the Trust Fund. In addition, if the Trust Fund for a series of Certificates contains Agency Securities, generally the Certificate Administrator will perform collection, administrative and reporting functions pursuant to a Trust Agreement and no Master Servicer or Servicer will be appointed for such series.

  The Master Servicer or any Servicer for a series of Certificates generally will perform the functions set forth under "Description of the Certificates-- Servicing and Administration of Mortgage Collateral" above.

EVENTS OF DEFAULT

  Events of Default under the Pooling and Servicing Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus Supplement, will include: (i) in the case of a Trust Fund including Mortgage Loans or Contracts, any failure by the Certificate Administrator, the Master Servicer or a Servicer (if such Servicer is a party to the Pooling and Servicing Agreement) to make a required deposit to the Certificate Account or, if the Certificate Administrator or the Master Servicer is the Paying Agent, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer or the Certificate Administrator, as applicable, by the Trustee or the Company, or to the Master Servicer, the Certificate Administrator, the Company and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer or the Certificate Administrator, as applicable, duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer or the Certificate Administrator, as applicable, by the Trustee or the Company, or to the Master Servicer, the Certificate Administrator, the Company and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% (33% in the case of a Trust Fund including Agency Securities) of the aggregate Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer or the Certificate Administrator, as applicable, and certain actions by the Master Servicer or the Certificate Administrator indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Agency Securities included in any Trust Fund will not constitute an Event of Default under the related Pooling and Servicing Agreement.

RIGHTS UPON EVENT OF DEFAULT

  So long as an Event of Default remains unremedied, either the Company or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund, the Trustee shall, by written notification to the Master Servicer or the Certificate Administrator, as applicable, and to the Company or the Trustee, terminate all of the rights and obligations of the Master Servicer or the Certificate Administrator under the Pooling and Servicing Agreement (other than any rights of the Master Servicer or the Certificate Administrator as Certificateholder) covering such Trust Fund and in and to the Mortgage Collateral and the proceeds thereof, whereupon the Trustee or, upon notice to the Company and with the Company's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer or the Certificate Administrator under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Collateral under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a Fannie Mae or Freddie Mac approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Master Servicer or the Certificate Administrator under the Pooling and Servicing Agreement.

  No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

  Each Pooling and Servicing Agreement may be amended by the Company, the Master Servicer, the Certificate Administrator or any Servicer, as applicable, and the Trustee, without the consent of the related Certificateholders: (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error;
(iii) to change the timing and/or nature of deposits in the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained (except that (a) deposits to the Certificate Account may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency);
(iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has

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

received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any related Certificateholder or (b) to modify the provisions regarding the transferability of the REMIC Residual Certificates, provided that the Company has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; or (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any Certificateholder.

  The Pooling and Servicing Agreement may also be amended by the Company, the Master Servicer, the Certificate Administrator or any Servicer, as applicable, and the Trustee with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Collateral which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

  Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Certificate Administrator, any Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund to fail to qualify as a REMIC.

TERMINATION; RETIREMENT OF CERTIFICATES

  The obligations created by the Pooling and Servicing Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Company, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master Servicer or any Servicer and required to be paid to Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last item of Mortgage Collateral subject thereto and all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or Contract and (ii) the purchase by the Master Servicer, the Certificate Administrator, a Servicer or the Company or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust Fund for such series of all remaining Mortgage Collateral and all property acquired in respect of such Mortgage Collateral. In addition to the foregoing, the Master Servicer, the Certificate Administrator or the Company may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer, the Certificate Administrator or the Company, the Mortgage Collateral may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer, the Certificate Administrator or the Company. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer, the Certificate Administrator or a Servicer, as applicable, because of such termination.

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

  Any such purchase of Mortgage Collateral and property acquired in respect of Mortgage Collateral evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Certificate Administrator, a Servicer, the Company or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Mortgage Collateral and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust Fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

THE TRUSTEE

  The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Company and/or its affiliates, including Residential Funding.

  The Trustee may resign at any time, in which event the Company will be obligated to appoint a successor trustee. The Company may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Company will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                             YIELD CONSIDERATIONS

  The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass-Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Collateral and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

  The rate of defaults on the Mortgage Loans or Contracts will affect the rate and timing of principal prepayments on such Mortgage Collateral and, thus, the yield on the Certificates. Defaults on the Mortgage Loans or Contracts may lead to Realized Losses upon foreclosure and liquidation. To the extent Realized Losses are not covered by any credit enhancement, they will be allocated to Certificates as described in the related Prospectus Supplement and, accordingly, will affect the yield on such Certificates. In general, defaults on mortgage loans or manufactured housing contracts are expected to occur with greater frequency in their early years. The rate of default on refinance, limited documentation or no documentation mortgage loans, and on mortgage loans or manufactured housing contracts with high Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, may be higher than for other types of mortgage loans or manufactured housing contracts. See "Risk Factors--Risks Associated with the Mortgage Collateral." Likewise, the rate of default on mortgage loans or manufactured housing contracts that have been originated pursuant to lower than traditional underwriting standards may be higher than those originated pursuant to traditional standards. A Trust Fund may include Mortgage Loans or Contracts that are one month or more delinquent at the time of offering of the related series of Certificates. In addition, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans or Contracts will be affected by the general economic condition of the region of the country or the locality in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. In addition, Manufactured Homes may decline in value even in areas where real estate values generally have not declined. Each Prospectus Supplement will highlight any material characteristics of the Mortgage Collateral in the related Trust Fund that may make such Mortgage Collateral more susceptible to default.

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

  To the extent that any document relating to a Mortgage Loan or Contract is not in the possession of the Trustee, such deficiency may make it difficult or impossible to realize on the Mortgaged Property in the event of foreclosure which will affect the amount of Liquidation Proceeds received by the Trustee. See "Description of the Certificates--Assignment of Mortgage Loans" and "-- Assignment of Contracts."

  The amount of interest payments with respect to each item of Mortgage Collateral distributed (or accrued in the case of Deferred Interest or Accrual Certificates) monthly to holders of a class of Certificates entitled to payments of interest will be calculated on the basis of such class's specified percentage of each such payment of interest (or accrual in the case of Accrual Certificates) and will be expressed as a fixed, adjustable or variable Pass-Through Rate payable on the outstanding principal balance or notional amount of such Certificate, or any combination of such Pass-Through Rates, calculated as described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." Holders of Strip Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average interest rate of the underlying Mortgage Collateral will be affected by disproportionate prepayments and repurchases of Mortgage Collateral having higher net interest rates or higher rates applicable to the Strip Certificates, as applicable.

  The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest will accrue on each Mortgage Loan or Contract from the first day of each month, the distribution of such interest will be made on the 25th day (or, if such day is not a business day, the next succeeding business day) of the month following the month of accrual or, in the case of a Trust Fund including Agency Certificates, such other day that is specified in the related Prospectus Supplement.

  A class of Certificates may be entitled to payments of interest at a fixed, variable or adjustable Pass-Through Rate, or any combination of such Pass-Through Rates, as specified in the related Prospectus Supplement. A variable Pass-Through Rate may be calculated based on the weighted average of the Mortgage Rates (net of Servicing Fees and any Certificate Administrator fee or Spread (each, a "Net Mortgage Rate")) of the related Mortgage Collateral for the month preceding the Distribution Date, by reference to an index or otherwise. The aggregate payments of interest on a class of Certificates, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Certificates (or the rate of reduction in the notional amount of Certificates entitled to payments of interest only) and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Certificates will also be affected by liquidations of Mortgage Loans or Contracts following Mortgagor defaults and by purchases of Mortgage Collateral in the event of breaches of representations made in respect of such Mortgage Collateral by the Company, the Master Servicer and others, or conversions of ARM Loans to a fixed interest rate. See "The Trust Funds--Representations with Respect to Mortgage Collateral."

  In general, if a Certificate is purchased at a premium over its face amount and payments of principal on the related Mortgage Collateral occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount from its face amount and payments of principal on the related Mortgage Collateral occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. If Strip Certificates are issued evidencing a right to payments of interest only or disproportionate payments of interest, a faster than expected rate of principal prepayments on the Mortgage Collateral will negatively affect the total return to investors in any such Certificates. If Strip Certificates are issued evidencing a right to payments of principal only or disproportionate payments of principal, a slower than expected rate of principal payments on the Mortgage Collateral could negatively affect the anticipated yield on such Strip Certificates. If Certificates with either of the foregoing characteristics are issued, the total return to investors of such Certificates will be extremely sensitive to such prepayments. In addition, the total return to investors of Certificates evidencing a right to distributions of interest at a rate that is based on the weighted average Net Mortgage Rate of the Mortgage Collateral from time to time will be adversely affected by principal prepayments on Mortgage Collateral with Mortgage Rates higher than the weighted average Mortgage Rate on the Mortgage Collateral. In general, mortgage loans or manufactured housing contracts with higher Mortgage

Rates prepay at a faster rate than mortgage loans or manufactured housing contracts with lower Mortgage Rates. The yield on a class of Strip Certificates that is entitled to receive a portion of principal or interest from each item of Mortgage Collateral in a Trust Fund will be affected by any losses on the Mortgage Collateral because of the affect on timing and amount of payments. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with or at a multiple of an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Collateral than other classes of Certificates.

  The timing of changes in the rate of principal payments on or repurchases of the Mortgage Collateral may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Collateral or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

  Unless otherwise specified in the related Prospectus Supplement, prepayments in full or final liquidations will reduce the amount of interest distributed in the following month to holders of Certificates entitled to distributions of interest because the resulting Prepayment Interest Shortfall will not be covered by Compensating Interest. See "Description of the Certificates-- Prepayment Interest Shortfalls." Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan or Contract as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan or Contract will be to reduce the amount of interest distributed to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. See "Description of the Certificates--Prepayment Interest Shortfalls." Neither full or partial principal prepayments nor Liquidation Proceeds will be distributed until the Distribution Date in the month following receipt. See "Maturity and Prepayment Considerations."

  With respect to certain ARM Loans, the Mortgage Rate at origination may be below the rate that would result from the sum of the then-applicable Index and Gross Margin. Under the applicable underwriting standards, the Mortgagor under each Mortgage Loan or Contract generally will be qualified on the basis of the Mortgage Rate in effect at origination and not the higher rate that would be produced by the sum of the Index and Gross Margin. The repayment of any such Mortgage Loan or Contract may thus be dependent on the ability of the Mortgagor to make larger level monthly payments following the adjustment of the Mortgage Rate. In addition, the periodic increase in the amount paid by the Mortgagor of a Buy-Down Loan during or at the end of the applicable Buy-Down Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under the applicable underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

  For any Junior Mortgage Loans, the inability of the Mortgagor to pay off the balance thereof may affect the ability of the Mortgagor to obtain refinancing of any related senior mortgage loan, thereby preventing a potential improvement in the Mortgagor's circumstances. Furthermore, if so specified in the related Prospectus Supplement, under the applicable Pooling and Servicing Agreement the Master Servicer may be restricted or prohibited from consenting to any refinancing of any related senior mortgage loan, which in turn could adversely affect the Mortgagor's circumstances or result in a prepayment or default under the corresponding Junior Mortgage Loan.

  If so specified in the related Prospectus Supplement, a Trust Fund may contain Neg-Am ARM Loans with fluctuating Mortgage Rates that adjust more frequently than the monthly payment with respect to such Mortgage Loans or Contracts. During a period of rising interest rates as well as immediately after origination, the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on Neg-Am ARM Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class of Certificates will lengthen the weighted average life thereof and may adversely affect yield to holders thereof. In addition, with respect to certain Neg-Am ARM Loans, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced and may adversely affect yield to holders thereof.

  If so specified in the related Prospectus Supplement, a Trust Fund may contain GPM Loans or Buy-Down Loans which have monthly payments that increase during the first few years following origination. Mortgagors generally will be qualified for such loans on the basis of the initial monthly payment. To the extent that the related Mortgagor's income does not increase at the same rate as the monthly payment, such a loan may be more likely to default than a mortgage loan with level monthly payments.

  If so specified in the related Prospectus Supplement, a Trust Fund may contain Balloon Loans which require a single payment of a Balloon Amount. The payment of Balloon Amounts may result in a lower yield on Certificates than would be the case if all such Mortgage Collateral was fully-amortizing because the maturity of a Balloon Loan occurs earlier than that for a fully-amortizing Mortgage Loan due to the payment of a Balloon Amount. Balloon Loans also pose a greater risk of default than fully-amortizing Mortgage Loans because Mortgagors are required to pay the Balloon Amount upon maturity. A Mortgagor's ability to pay a Balloon Amount may depend on its ability to refinance the related Mortgaged Property.

  If credit enhancement for a series of Certificates is provided by a Letter of Credit, insurance policy or bond that is issued or guaranteed by an entity that suffers financial difficulty, such credit enhancement may not provide the level of support that was anticipated at the time an investor purchased its Certificate. In the event of a default under the terms of such a Letter of Credit, insurance policy or bond, any Realized Losses on the Mortgage Collateral not covered by such credit enhancement will be applied to a series of Certificates in the manner described in the related Prospectus Supplement and may reduce an investor's anticipated yield to maturity.

  The related Prospectus Supplement may set forth other factors concerning the Mortgage Collateral securing a series of Certificates or the structure of such series that will affect the yield on such Certificates.

                    MATURITY AND PREPAYMENT CONSIDERATIONS

  As indicated above under "The Trust Funds," the original terms to maturity of the Mortgage Collateral in a given Trust Fund will vary depending upon the type of Mortgage Collateral included in such Trust Fund. The Prospectus Supplement for a series of Certificates will contain information with respect to the types and maturities of the Mortgage Collateral in the related Trust Fund. The prepayment experience, the timing and rate of repurchases and the timing and amount of liquidations with respect to the related Mortgage Loans or Contracts will affect the life and yield of the related series of Certificates.

  Prepayments on mortgage loans and manufactured housing contracts are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each series of Certificates may describe one or more such prepayment standards or models and may contain tables setting forth the projected yields to maturity on each class of Certificates or the weighted average life of each class of Certificates and the percentage of the original principal amount of each class of Certificates of such series that would be outstanding on specified payment dates for such series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Collateral are made at rates corresponding to various percentages of the prepayment standard or model specified in the related Prospectus Supplement.

  There is no assurance that prepayment of the Mortgage Collateral underlying a series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement. A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, solicitations and the availability of mortgage funds, may affect prepayment experience. The rate of prepayment with respect to conventional fixed-rate mortgage loans and contracts has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans or Contracts underlying a series of Certificates, the prepayment rate of such Mortgage Loans or Contracts is likely to be higher than if prevailing rates remain at or above the rates borne by such Mortgage Loans or Contracts. It should be noted that Certificates of a certain series may evidence an interest in Mortgage Loans or Contracts with different Mortgage Rates. Accordingly, the prepayment experience of these Certificates will to some extent be a function of the range of interest rates of such Mortgage Loans or Contracts.

  Generally, junior mortgage loans are not viewed by Mortgagors as permanent financing. Accordingly, Junior Mortgage Loans may experience a higher rate of prepayment than typical first lien mortgage loans.

  Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans or Contracts may be prepaid without penalty in full or in part at any time. The terms of the related Pooling and Servicing Agreement generally will require the Servicer or Master Servicer, as the case may be, to enforce any due-on-sale clause to the extent it has knowledge of the conveyance or the proposed conveyance of the underlying Mortgaged Property and to the extent permitted by applicable law, except that any enforcement action that would impair or threaten to impair any recovery under any related insurance policy will not be required or permitted. See "Description of the Certificates--Servicing and Administration of Mortgage Collateral--Enforcement of "Due-on-Sale' Clauses" and "Certain Legal Aspects of Mortgage Loans and Contracts--The Mortgage Loans--Enforceability of Certain Provisions" and "-- The Contracts" for a description of certain provisions of each Pooling and Servicing Agreement and certain legal aspects that may affect the prepayment rate of Mortgage Loans or Contracts.

  Certain types of Mortgage Collateral included in a Trust Fund may have characteristics that make it more likely to default than collateral provided for mortgage pass-through certificates from other mortgage purchase programs. The Company anticipates including "limited documentation" and "no documentation" Mortgage Loans and Contracts, as well as Mortgage Loans and Contracts that were originated in accordance with lower underwriting standards and which may have been made to Mortgagors with imperfect credit histories and prior bankruptcies. Likewise, a Trust Fund may include Mortgage Loans or Contracts that are one month or more delinquent at the time of offering of the related series of Certificates. Such Mortgage Collateral may be susceptible to a greater risk of default and liquidation than might otherwise be expected by investors in the related Certificates.

  The Master Servicer, a Servicer, a Sub-Servicer or a Mortgage Collateral Seller may refinance a Mortgage Loan or Contract in a Trust Fund by accepting full prepayment thereof and making a new loan secured by a mortgage on the same property. A Mortgagor may be legally entitled to require the Master Servicer, Servicer, Sub-Servicer or Mortgage Collateral Seller, as applicable, to allow such refinancing. Any such refinancing will have the same effect on the Certificateholders as a prepayment in full of the refinanced Mortgage Loan or Contract, thereby affecting the yield to Certificateholders.

  There are no uniform statistics compiled for prepayments of contracts relating to Manufactured Homes. Prepayments on manufactured housing contracts may be influenced by a variety of economic, geographic, social and other facts, including repossessions, aging, seasonality and interest rate fluctuations. Other factors affecting prepayment of manufactured housing contracts include changes in housing needs, job transfers, unemployment and servicing decisions. An investment in Certificates evidencing interests in Contracts may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and historically have affected the delinquency, loan loss and repossession experience of the Contracts. To the extent that losses on the Contracts are not covered by any credit enhancement, holders of the Certificates of a series evidencing interests in such Contracts will bear all risk of loss resulting from default by Mortgagors and will have to look primarily to the value of the Manufactured Homes, which generally depreciate in value, for recovery of the outstanding principal and unpaid interest of the defaulted Contracts. See "The Trust Funds--The Contracts."

  While most manufactured housing contracts will contain "due-on-sale" provisions permitting the holder of the contract to accelerate the maturity of the contract upon conveyance by the Mortgagor, the Master Servicer, Servicer or Sub-Servicer, as applicable, may permit proposed assumptions of contracts where the proposed buyer of the Manufactured Home meets the underwriting standards described above. Such assumption would have the effect of extending the average life of the contract. FHA Loans, FHA Contracts, VA Loans and VA Contracts are not permitted to contain "due-on-sale" clauses, and are freely assumable.

  Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date,
(ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Gross Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Trust Fund at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Collateral during any period or over the life of any series of Certificates.

  With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans, is expected to be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such a Mortgage Loan or to sell the Mortgaged Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, none of the Company, the Master Servicer, a Servicer, a Sub-Servicer, a Mortgage Collateral Seller nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

  An ARM Loan is assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Master Servicer or the related Sub-Servicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Description of the Certificates" and "Certain Legal Aspects of Mortgage Loans and Contracts."

  No assurance can be given that the value of the Mortgaged Property securing a Mortgage Loan or Contract has remained or will remain at the level existing on the date of origination. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans or Contracts and any secondary financing on the Mortgaged Properties in a particular Mortgage Pool or Contract Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies,

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

foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, the value of property securing Cooperative Loans and the delinquency rates with respect to Cooperative Loans could be adversely affected if the current favorable tax treatment of cooperative tenant stockholders were to become less favorable. See "Certain Legal Aspects of Mortgage Loans and Contracts."

  To the extent that losses resulting from delinquencies, losses and foreclosures or repossession of Mortgaged Property with respect to Mortgage Loans or Contracts included in a Trust Fund for a series of Certificates are not covered by the methods of credit enhancement described herein under "Description of Credit Enhancement" or in the related Prospectus Supplement, such losses will be borne by holders of the Certificates of such series. Even where credit enhancement covers all Realized Losses resulting from delinquency and foreclosure or repossession, the effect of foreclosures and repossessions may be to increase prepayment experience on the Mortgage Collateral, thus reducing average weighted life and affecting yield to maturity. See "Yield Considerations."

  Under certain circumstances, the Master Servicer, a Servicer, the Company or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Certificates may have the option to purchase the Mortgage Loans in a Trust Fund. See "The Pooling and Servicing Agreement--Termination; Retirement of Certificates." Any such repurchase will shorten the weighted average lives of the related Certificates.

             CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND CONTRACTS

  The following discussion contains summaries of certain legal aspects of mortgage loans and manufactured housing contracts that are general in nature. Because such legal aspects are governed in part by state law (which laws may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans or Contracts.

THE MORTGAGE LOANS

 GENERAL

  The Mortgage Loans (other than Cooperative Loans) will be secured by deeds of trust, mortgages or deeds to secure debt, depending upon the prevailing practice in the state in which the related Mortgaged Property is located. In some states, a mortgage, deed of trust or deed to secure debt creates a lien upon the real property encumbered by the mortgage. In other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). It is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority with respect to such instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage or a deed to secure debt are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in certain deed of trust transactions, the directions of the beneficiary.

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

 COOPERATIVE LOANS

  If specified in the Prospectus Supplement relating to a series of Certificates, the Mortgage Loans may include Cooperative Loans. Each debt instrument (a "Cooperative Note") evidencing a Cooperative Loan will be secured by a security interest in shares issued by a related cooperative housing corporation, which is a private corporation entitled to be treated as a housing cooperative under federal tax law, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the cooperative's building. The security agreement will create a lien upon, or grant a security interest in, the cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement (or the filing of the financing statements related thereto) in the appropriate recording office or the taking of possession of the cooperative shares, depending on the law of the state in which the cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges.

  Unless otherwise specified in the related Prospectus Supplement, all cooperative apartments relating to the Cooperative Loans are located in the State of New York. Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage (or mortgages) on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative housing corporation, as property mortgagor or lessee, as the case may be, is also responsible for fulfilling such mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or the obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord is generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

  Each cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative (which is accompanied by occupancy rights to the related dwelling unit) may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "--Foreclosure on Shares of Cooperatives" below.

 FORECLOSURE ON MORTGAGE LOANS

  Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee or lender, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust or a deed to secure debt. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or lender, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states' laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

  Foreclosure of a mortgage generally is accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

  In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

  In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage, deed of trust or deed to secure debt, accrued and unpaid interest and the expense of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of Certificates. See "Description of Credit Enhancement."

  A junior mortgagee may not foreclose on the property securing a Junior Mortgage Loan unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure by a junior mortgagee triggers the enforcement of a "due-on-sale" clause in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees (to avoid a default with respect thereto). Accordingly, with respect to such Junior Mortgage Loans, if the junior lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceedings. See "Risk Factors--Risks Associated with the Mortgage Collateral" and "Description of the Certificates--Realization Upon Defaulted Property" herein.

 FORECLOSURE ON SHARES OF COOPERATIVES

  The cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the cooperative for failure by the tenant stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. Generally, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

  The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

  Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares and assigning the proprietary lease. Such approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

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

  The terms of the Cooperative Loans do not require either the tenant-stockholder or the cooperative to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title to the building also may adversely affect the marketability of the cooperative dwelling unit in the event of foreclosure.

  A foreclosure on the cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of creditors selling similar collateral in the same area will be considered reasonably conducted.

  Where the lienholder is the junior lienholder, any foreclosure may be delayed until the junior lienholder obtains actual possession of such cooperative shares. Additionally, if the lender does not have a first priority perfected security interest in such cooperative shares, any foreclosure sale would be subject to the rights and interests of any creditor holding senior interests therein. Also, a junior lienholder may not be able to obtain a recognition agreement from a cooperative since many cooperatives do not permit subordinate financing. Without a recognition agreement, the junior lienholder will not be afforded the usual lender protections (i.e., notice of default and opportunity to cure) from the cooperative which are generally provided for in recognition agreements.

  Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

 RIGHTS OF REDEMPTION

  In some states, after sale pursuant to a deed of trust, a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period (generally ranging from six months to two years) in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.

 ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

  Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage or a deed to secure debt. In some states (including California), statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain

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

other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

  In the case of cooperative loans, lenders generally realize on cooperative shares and the accompanying proprietary lease or occupancy agreement given to secure a cooperative loan under Article 9 of the UCC. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in certain circumstances, including circumstances where the disposition of the collateral was not conducted in a commercially reasonable manner.

  In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on such debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule, even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

  Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

  Certain tax liens arising under the Code may, in certain circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

  Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994 (such Mortgage Loans, "High Cost Loans"), if such Mortgage Loans were originated on or after October 1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High Cost Loan, including

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

any Trust Fund, could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as recision rights if the appropriate disclosures were not given as required.

 ENFORCEABILITY OF CERTAIN PROVISIONS

  Unless the Prospectus Supplement indicates otherwise, the Mortgage Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

  The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

  The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

  Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure debt or a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

 APPLICABILITY OF USURY LAWS

  Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to impose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

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

  Usury limits apply to junior mortgage loans in many states. Any applicable usury limits in effect at origination will be reflected in the maximum Mortgage Rates on ARM Loans, which will be set forth in the related Prospectus Supplement.

  Unless otherwise set forth in the related Prospectus Supplement, each Mortgage Collateral Seller, or another specified party, will have represented that each Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.

 ALTERNATIVE MORTGAGE INSTRUMENTS

  Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks, (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions and (iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

 JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

  The Mortgage Loans included in the Trust Fund may be junior to other mortgages, deeds to secure debt or deeds of trust held by other lenders. The rights of the Trust Fund (and therefore the Certificateholders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loan to be sold upon default of the mortgagor, which may extinguish the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, in certain cases, either reinstates or satisfies the defaulted senior loan or loans. A junior mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure such default and bring the senior loan current thereby reinstating the senior loan, in either event usually adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage, deed to secure debt or deed of trust, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage, deed to secure debt or deed of trust do not require notice of default to the junior mortgagee, the lack of any such notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

  The standard form of the mortgage, deed to secure debt or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, deed to secure debt or deed of trust, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior

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

mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

  Another provision sometimes found in the form of the mortgage, deed to secure debt or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which are prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage. Also, since most senior mortgages require the related Mortgagor to make escrow deposits with the holder of the senior mortgage for all real estate taxes and insurance premiums, many junior mortgagees will not collect and retain such escrows and will rely upon the holder of the senior mortgage to collect and disburse such escrows.

THE CONTRACTS

 GENERAL

  A Contract evidences both (a) the obligation of the Mortgagor to repay the loan evidenced thereby and (b) the grant of a security interest in the Manufactured Home to secure repayment of such loan. Certain aspects of both features of the Contracts are described below.

 SECURITY INTERESTS IN MANUFACTURED HOMES

  The law governing perfection of a security interest in a Manufactured Home varies from state to state. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payments of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. The lender, the Servicer or the Master Servicer may effect such notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home securing a Contract is registered. In the event the Master Servicer, the Servicer or the lender fails to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Certificateholders may not have a first priority security interest in the Manufactured Home securing a Contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must record a mortgage, deed of trust or deed to secure debt, as applicable, under the real estate laws of the state where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. Unless otherwise provided in the related Prospectus Supplement, substantially all of the Contracts will contain provisions prohibiting the Mortgagor from permanently attaching the Manufactured Home to its site. So long as the Mortgagor does not violate this agreement and a court does not hold that the Manufactured Home is real property, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the seller's security interest in the Manufactured Home. If, however, a Manufactured Home is

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

permanently attached to its site or if a court determines that a Manufactured Home is real property, other parties could obtain an interest in the Manufactured Home which is prior to the security interest originally retained by the Mortgage Collateral Seller and transferred to the Company. In certain cases, the Master Servicer or the Servicer, as applicable, may be required to perfect a security interest in the Manufactured Home under applicable real estate laws. If such real estate recordings are not required and if any of the foregoing events were to occur, the only recourse of the Certificateholders would be against the Mortgage Collateral Seller pursuant to its repurchase obligation for breach of representations or warranties.

  The Company will assign its security interests in the Manufactured Homes to the Trustee on behalf of the Certificateholders. See "Description of the Certificates--Assignment of Contracts." Unless otherwise specified in the related Prospectus Supplement, if a Manufactured Home is governed by the applicable motor vehicle laws of the relevant state neither the Company nor the Trustee will amend the certificates of title to identify the Trustee as the new secured party. Accordingly, the Company or such other entity as may be specified in the Prospectus Supplement will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. However, there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest may not be held effective against subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home or creditors of the assignor.

  If the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered and if steps are not taken to re-perfect the Trustee's security interest in such state, the security interest in the Manufactured Home will cease to be perfected. While in many circumstances the Trustee would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation, there can be no assurance that the Trustee will be able to do so.

  When a Mortgagor under a Contract sells a Manufactured Home, the Trustee, or the Servicer or the Master Servicer on behalf of the Trustee, must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related lien before release of the lien.

  Under the laws of most states, liens for repairs performed on a Manufactured Home take priority over a perfected security interest. The applicable Mortgage Collateral Seller generally will represent that it has no knowledge of any such liens with respect to any Manufactured Home securing payment on any Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee or Certificateholders in the event such a lien arises and such lien would not give rise to a repurchase obligation on the part of the party specified in the Pooling and Servicing Agreement.

  To the extent that Manufactured Homes are not treated as real property under applicable state law, contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the Manufactured Homes initially were registered. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Pooling and Servicing Agreement, the Master Servicer or the Company, as the case may be, will transfer physical possession of the Contracts to the Trustee or its Custodian. In addition, the Master Servicer will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or marked otherwise to reflect their assignment from the Company to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. To the extent that Manufactured Homes are treated as real property under applicable state law, Contracts will be treated in a manner similar to that described above with regard to Mortgage Loans. See "--The Mortgage Loans" above.

 ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES

  The Servicer or the Master Servicer on behalf of the Trustee, to the extent required by the related Pooling and Servicing Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in

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

default by repossession and sale of the Manufactured Homes securing such defaulted Contracts. So long as the Manufactured Home has not become subject to real estate law, a creditor generally can repossess a Manufactured Home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The debtor may also have a right to redeem the Manufactured Home at or before resale.

  Certain statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment. For a discussion of deficiency judgments, see "--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" above.

 CONSUMER PROTECTION LAWS

  If the transferor of a consumer credit contract is also the seller of goods that give rise to the transaction (and, in certain cases, related lenders and assignees), the "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of such transferor to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses that the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a Contract; however, the Mortgagor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought against such Mortgagor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract.

 "DUE-ON-SALE" CLAUSES

  The Contracts, in general, prohibit the sale or transfer of the related Manufactured Homes without the consent of the Company, the Master Servicer or the Servicer and permit the acceleration of the maturity of the Contracts by the Company, the Master Servicer or the Servicer upon any such sale or transfer that is not consented to. Unless otherwise specified in the related Prospectus Supplement, the Company, the Master Servicer or the Servicer generally will permit most transfers of Manufactured Homes and not accelerate the maturity of the related Contracts. In certain cases, the transfer may be made by a delinquent Mortgagor in order to avoid a repossession proceeding with respect to a Manufactured Home.

  In the case of a transfer of a Manufactured Home after which the Company desires to accelerate the maturity of the related Contract, the Company's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of "due-on-sale" clauses applicable to the Manufactured Homes. In some states the Company or the Master Servicer may be prohibited from enforcing a "due-on-sale" clause in respect of certain Manufactured Homes.

 APPLICABILITY OF USURY LAWS

  Title V provides that, subject to certain conditions, state usury limitations shall not apply to any loan that is secured by a first lien on certain kinds of manufactured housing. For a discussion of Title V, see "--The Mortgage Loans--Applicability of Usury Laws" above. Unless otherwise specified in the related Pooling and Servicing Agreement, each Mortgage Collateral Seller, or another specified party, will represent that all of the Contracts comply with applicable usury laws.

ENVIRONMENTAL LEGISLATION

  Real property pledged as security to a lender may be subject to unforeseen environmental risks. Most environmental statutes create obligations for any party that can be classified as the "owner" or "operator" of a

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"facility" (referring to both operating facilities and to real property).
Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, a lender may be liable, as an "owner" or "operator," for costs arising out of releases or threatened releases of hazardous substances that require remedy at a mortgaged property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower or, subsequent to a foreclosure, in the management of the property. Such liability may arise regardless of whether the environmental damage or threat was caused by a prior owner.

  Under federal and certain state laws, contamination of a property may give rise to a lien on the property to assure the payment of costs of clean-up. Under federal law and in several states, such a lien has priority over the lien of an existing mortgage against such property. If a lender is or becomes directly liable following a foreclosure, it may be precluded from bringing an action for contribution against the owner or operator who created the environmental hazard. Such clean-up costs may be substantial. It is possible that such costs could become a liability of the related Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

  The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Conservation Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the mortgaged property. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the mortgagor's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of substantially all of the operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

  Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans or Contracts were originated, no environmental assessment or a very limited environment assessment of the Mortgaged Properties will have been conducted.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

  Under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's mortgage loan or contract (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan or contract), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan or contract, no information can be provided as to the number of Mortgage Loans or Contracts that may be affected by the Relief Act. With respect to Mortgage Loans or Contracts included in a Trust Fund, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Servicer or the Master Servicer, as applicable, to collect full amounts of interest on such Mortgage Collateral. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans or Contracts, would result in a reduction of the amounts distributable to the holders of the related Certificates, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of Certificates. In addition, the Relief Act

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imposes limitations that would impair the ability of the Servicer or the
Master Servicer, as applicable, to foreclose on an affected Mortgage Loan or Contract during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan or Contract which goes into default, there may be delays in payment and losses on the related Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans or Contracts resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders of the related series.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

  Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

  Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

  A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

  The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion has been prepared with the advice of Orrick, Herrington & Sutcliffe LLP and Thacher Proffitt & Wood, counsel to the Company. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware

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

that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

  The following discussion addresses certificates (the "REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, which the Master Servicer or Certificate Administrator, as applicable, will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust Fund, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

  The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

 CLASSIFICATION OF REMICS

  Upon the issuance of each series of REMIC Certificates, Orrick, Herrington & Sutcliffe LLP or Thacher Proffitt & Wood, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement or Trust Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

  If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement or Trust Agreement, with respect to each REMIC, will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

 CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES

  In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of

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

the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer or the Certificate Administrator, as applicable, will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

  The assets of the REMIC will include, in addition to Mortgage Collateral, payments on Mortgage Collateral held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Collateral, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Collateral for purposes of all of the foregoing sections. In addition, in some instances Mortgage Collateral may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Mortgage Collateral that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Collateral held pending distribution are considered part of the Mortgage Collateral for purposes of
Section 856(c)(5)(A) of the Code.

 TIERED REMIC STRUCTURES

  For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Orrick, Herrington & Sutcliffe LLP or Thacher Proffitt & Wood, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement or Trust Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

  Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC. The Small Business Job Protection Act of 1996 repealed the application of Section 593(d) of the Code to any taxable year after December, 1995.

 TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

  General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

  Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues,

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

in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

  The Code requires that a prepayment assumption be used with respect to Mortgage Collateral held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The Prepayment Assumption used by the Master Servicer or the Certificate Administrator, as applicable, in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Company, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

  The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

  In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Master Servicer or the Certificate Administrator, as applicable, with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

  Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that begins or ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

  In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods

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

prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

  Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of such election under the OID Regulations.

  If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

  As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that begins or ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

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

  The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations, so long as the Pooling and Servicing Agreement requires that such uncertificated regular interests be transferred together.

  A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

  Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under
Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

  However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Original Issue Discount." Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

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

  Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

  To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

  In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

  Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

  Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Collateral. However, it appears that a noncorporate holder that does not acquire

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

a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

  Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Collateral until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

 TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

  General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Collateral or as debt instruments issued by the REMIC.

  A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

  A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a holder of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

  Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

  The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the

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

corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

  Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Collateral and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Collateral, bad debt deductions with respect to the Mortgage Collateral and, except as described below, for servicing, administrative and other expenses.

  For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master Servicer or the Certificate Administrator, as applicable, intends to treat the fair market value of the Mortgage Collateral as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Collateral collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the Certificate Administrator, as applicable, may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Collateral and other property held by the REMIC.

  Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Collateral that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires Mortgage Collateral at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Collateral with market discount that it holds.

  An item of Mortgage Collateral will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Collateral. Premium on any item of Mortgage Collateral to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

  A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates-- Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

  If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

  As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Residual Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

  Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such Certificateholder.

  A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of holders of REMIC Residual Certificates to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

  Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the holders of REMIC Residual Certificates. To the extent such Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

  The effect of these rules is that a Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--General" above.

  Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

  In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses, brokers and underwriters) at which a substantial amount of the REMIC Residual Certificates were sold. If less than a substantial amount of a particular class of REMIC Residual Certificates is sold for cash on or prior to the Closing Date, the issue price of such class will be treated as the fair market value of such class on the Closing Date. The "long-term federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

  For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below. Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

   Although it has not done so, the Treasury has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value." The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20% of the anticipated weighted average life of the REMIC and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents.

  In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

  Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement or Trust Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

  The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Company will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

  Mark-to-Market Rules. On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

  Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of

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

such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

  With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

 SALES OF REMIC CERTIFICATES

  If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions" above. Except as described below, any such gain or loss generally will be capital gain or loss. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

  Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over
(ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.

  REMIC Certificates will be "evidences of indebtedness" within the meaning of
Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

  A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

  Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

  Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of
Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

 PROHIBITED TRANSACTIONS AND OTHER POSSIBLE REMIC TAXES

  The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of an item of Mortgage Collateral, the receipt of income from a source other than an item of Mortgage Collateral or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Collateral for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

  In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Pooling and Servicing Agreement or Trust Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

  REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

  Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

  Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, the Certificate Administrator or the Trustee in either case out of its own funds, provided that the Master Servicer, the Certificate Administrator or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's, the Certificate Administrator's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement or Trust Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer, the Certificate Administrator or the Trustee will be payable out of the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

 TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS

  If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement or Trust Agreement, including provisions (a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual Certificate to a "disqualified person" shall be null and void and (c) granting to the Master Servicer or Certificate Administrator, as applicable, the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a "disqualified organization" despite
(a) and (b) above.

  In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

  For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

 TERMINATION

  A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Collateral or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

 REPORTING AND OTHER ADMINISTRATIVE MATTERS

  Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and holders of REMIC Residual Certificates will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Master Servicer or the Certificate Administrator, as applicable, will file REMIC federal income tax returns on behalf of the related REMIC and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

  As the tax matters person, the Master Servicer or the Certificate Administrator, as applicable, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of REMIC Residual Certificates in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. Holders of REMIC Residual Certificates generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Master Servicer or the Certificate Administrator, as applicable, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a holder of a REMIC Residual Certificate to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

  Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

  As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the Master Servicer or the Certificate Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

  The responsibility for complying with the foregoing reporting rules will be borne by the Master Servicer or the Certificate Administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the Master Servicer or the Certificate Administrator, as applicable, at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437.

 BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES

  Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

 FOREIGN INVESTORS IN REMIC CERTIFICATES

  A REMIC Regular Certificateholder that is not a "United States person" and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

  In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

  Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

  Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement or Trust Agreement.

                       STATE AND OTHER TAX CONSEQUENCES

  In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.

                             ERISA CONSIDERATIONS

  Sections 404 and 406 of ERISA impose certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans") and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, bank collective investment funds and insurance company general and separate accounts in which such ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code (collectively, "Tax-Favored Plans").

  Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a tax-qualified plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

  In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan,
Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code, collectively, "Parties in Interest") who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any such transaction.

PLAN ASSET REGULATIONS

  An investment of Plan Assets in Certificates may cause the underlying Mortgage Loans, Contracts and Agency Securities included in a Trust Fund to be deemed "plan assets" of such Plan. The U.S. Department of Labor (the "DOL") has promulgated regulations at 29 C.F.R. Section 2510.3-101 (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust
Fund) for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the factual nature of certain of the rules set forth in the DOL Regulations, Plan Assets either may be deemed to include an interest in the assets of an entity (such as a Trust Fund) or may be deemed merely to include its interest in the instrument evidencing such equity interest (such as a Certificate). Therefore, neither Plans nor such entities should acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulations. For purposes of this section, the term "plan assets" ("Plan Assets") or "assets of a Plan" has the meaning specified in the DOL Regulations and includes an undivided interest in the underlying assets of certain entities in which a Plan invests.

  The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust Fund and cause the Company, the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in such an entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and/or Section 4975 of the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulations, a Trust Fund, including the Mortgage Loans, Contracts or Agency Securities or any other assets held in such Trust Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such assets, the Company, the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan Assets.

  Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such Plan Assets for a fee (in the manner described above), is a fiduciary of the investing Plan. If the Mortgage Loans, Contracts or Agency Securities or any other assets in a Trust Fund were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, if the Mortgage Loans, Contracts or Agency Securities or any other assets in a Trust Fund were to constitute Plan Assets, then the acquisition or holding of Certificates by, or on behalf of a Plan or with Plan Assets, as well as the operation of such Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.

PROHIBITED TRANSACTION EXEMPTION

  The DOL issued an individual exemption, Prohibited Transaction Exemption 94-29, (59 Fed. Reg. 14, 674, March 29, 1994) (the "Exemption"), to Residential Funding and certain of its affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to
Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of pools of certain secured obligations, such as Mortgage Loans, Contracts or Agency Securities, which are held in a trust and the purchase, sale and holding of pass-through certificates issued by such a trust as to which (i) the Company or any of its affiliates is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Company or an affiliate is the underwriter, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section, the term "Underwriter" shall include (a) the Company and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Company and certain of its affiliates, (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.

  The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, the Certificates at the time of acquisition by a Plan or with Plan Assets must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P. (collectively, the "Exemption Rating Agencies"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of any Underwriter, the Company, the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer, the Trustee and any mortgagor with respect to assets of a Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Company pursuant to the assignment of the assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Certificate Administrator, any Servicer or any Sub-Servicer must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement or Trust Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended.

  The Exemption also requires that each Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of Certificates by or on behalf of a Plan or with Plan Assets; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of Certificates by or on behalf of a Plan or with Plan Assets.

  A fiduciary of or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

  If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and
(b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate by a Plan or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Certificates, an "Excluded Plan" is a Plan sponsored by any member of the Restricted Group.

  If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, as well as the taxes imposed by Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Company or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of a Trust Fund or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets and (3) the holding of Certificates by a Plan or with Plan Assets.

  Additionally, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, as well as the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools and Contract Pools. The Company expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of
Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools and Contract Pools, provided that the general conditions of the Exemption are satisfied.

  The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, as well as the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan (or the investing entity holding Plan Assets) by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

  Before purchasing a Certificate, a fiduciary or other investor of Plan Assets should itself confirm (a) that the Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other investor of Plan Assets should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

  Any fiduciary or other investor of Plan Assets that proposes to purchase Certificates on behalf of or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential first or second Mortgage Loans, Contracts or Agency Certificates, such fiduciary or other Plan investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption ("PTCE") 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trust Funds that include Mortgage Loans secured by third or more junior liens, Contracts or Cooperative Loans. In addition, such fiduciary or other Plan investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of
Section 4975 of the Code, including Section III of PTCE 95-60, regarding transactions by insurance company general accounts. The respective Prospectus Supplement may contain additional information regarding the application of the Exemption, PTCE 83-1, PTCE 95-60 or other DOL class exemptions with respect to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan Asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.

INSURANCE COMPANY GENERAL ACCOUNTS

  In addition to any exemption that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations ("401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan Assets.
Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan Assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan Assets. In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan Assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

REPRESENTATION FROM INVESTING PLANS

  The exemptive relief afforded by the Exemption will not apply to the purchase, sale or holding of any class of Subordinate Certificates. To the extent Certificates are Subordinate Certificates, transfers of such Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using Plan Assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Company, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Company, the Trustee and the Master Servicer, which opinion will not be at the expense of the Company, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Company, the Trustee and the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, the transferee may provide a certification of facts substantially to the effect that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60, and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates.

TAX-EXEMPT INVESTORS

  A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions."

CONSULTATION WITH COUNSEL

  There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the Certificates or, even if all of the conditions specified therein were satisfied, that the exemption would apply to transactions involving a Trust Fund. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the Certificates.

  Any fiduciary or other investor of Plan Assets that proposes to acquire or hold Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the Exemption, the availability of exemptive relief under the PTCE 83-1 Section III of PTCE 95-60 or any other DOL class exemption.

                           LEGAL INVESTMENT MATTERS

  Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. Unless otherwise specified in the related Prospectus Supplement and except with respect to any class of Certificates that will evidence an interest in Mortgage Loans secured by second or more junior liens, each such class that is, and continues to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

  SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. (S) 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

  The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision (the "OTS") with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed-rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates will be treated as high-risk under the Policy Statement.

  The predecessor to the OTS issued a bulletin, entitled "Mortgage Derivative Products and Mortgage Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

  Certain classes of Certificates offered hereby, including any class that is not rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and any class of Certificates that evidences an interest in Mortgage Loans secured by second or more junior liens, will not constitute "mortgage related securities" for purposes of SMMEA. Any such class of Certificates will be identified in the related Prospectus Supplement. Prospective investors in such classes of Certificates, in particular, should consider the matters discussed in the following paragraph.

  There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Company will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                                USE OF PROCEEDS

  Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Company to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Mortgage Collateral underlying the Certificates or will be used by the Company for general corporate purposes. The Company expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans, contracts or mortgage securities purchased by the Company, prevailing interest rates, availability of funds and general market conditions.

                            METHODS OF DISTRIBUTION

  The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Company from such sale.

  The Company intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

    1. by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

    2. by placements by the Company with institutional investors through dealers; and

    3. by direct placements by the Company with institutional investors.

  In addition, if specified in the related Prospectus Supplement, a series of Certificates may be offered in whole or in part in exchange for the Mortgage Collateral (and other assets, if applicable) that would comprise the Trust Fund for such Certificates.

  If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Company whose identities and relationships to the Company will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

  In connection with the sale of the Certificates, underwriters may receive compensation from the Company or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Company and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

  It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Company will indemnify the several underwriters and the underwriters will indemnify the Company against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

  The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Company and purchasers of Certificates of such series.

  The Company anticipates that the Certificates offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                 LEGAL MATTERS

  Certain legal matters, including certain federal income tax matters, will be passed upon for the Company by Orrick, Herrington & Sutcliffe LLP, New York, New York, or by Thacher Proffitt & Wood, New York, New York, as specified in the Prospectus Supplement.

                             FINANCIAL INFORMATION

  The Company has determined that its financial statements are not material to the offering made hereby. The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be to repurchase certain items of Mortgage Collateral upon any breach of certain limited representations and warranties made by the Company, or as otherwise provided in the applicable Prospectus Supplement.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                            PAGE
                                                                            ----
401(c) Regulations......................................................... 100
Accrual Certificates.......................................................   5
Advance....................................................................  38
Affiliated Seller..........................................................  24
Agency Securities..........................................................   8
Agency Securities Pool.....................................................  15
AlterNet Loans.............................................................  16
AlterNet Mortgage Program..................................................  16
AlterNet Program Seller....................................................  24
AlterNet Seller Guide......................................................  21
Appraised Value............................................................  17
ARM Loans..................................................................  18
Balloon Amount.............................................................  16
Balloon Loans..............................................................  16
Bankruptcy Amount..........................................................  47
Bankruptcy Losses..........................................................  48
Beneficial Owner...........................................................  29
Bi-Weekly Loans............................................................  16
Book-Entry Certificates....................................................  28
Buy-Down Funds.............................................................  19
Buy-Down Loans.............................................................  16
Buy-Down Period............................................................  19
CEDEL......................................................................  28
CEDEL Participants.........................................................  29
Certificate Account........................................................  15
Certificate Administrator..................................................   1
Certificate Insurance Policy...............................................  53
Certificate Registrar......................................................  28
Certificateholder..........................................................  28
Certificates...............................................................   1
Closing Date...............................................................  83
Code.......................................................................   9
Combined Loan-to-Value Ratio...............................................  17
Commission.................................................................   2
Committee Report...........................................................  83
Company....................................................................   1
Compensating Interest......................................................  39
Conservation Act...........................................................  79
Contract Pool..............................................................   7
Contract Pool Insurance Policy.............................................  51
Contracts..................................................................   1
Contributions Tax..........................................................  93
Conventional Loans.........................................................  16
Convertible Mortgage Loan..................................................  18
Cooperative................................................................  30
Cooperative Dwellings......................................................  16
Cooperative Loans..........................................................   7
Cooperative Note...........................................................  69
Cooperatives...............................................................  16
Crime Control Act..........................................................  80

                                                                            PAGE
                                                                            ----
Custodial Account..........................................................  15
Custodian..................................................................  15
Cut-off Date...............................................................  15
Debt Service Reduction.....................................................  52
Defaulted Mortgage Losses..................................................  48
Deferred Interest..........................................................  18
Deficient Valuation........................................................  52
Depositaries...............................................................  28
Determination Date.........................................................  37
Disqualified Persons.......................................................  97
Distribution Amount........................................................  36
Distribution Date..........................................................   6
DOL........................................................................  97
DOL Regulations............................................................  97
DTC........................................................................  28
DTC Participants...........................................................  29
Due Date...................................................................  37
Due Period.................................................................  37
Eligible Account...........................................................  34
ERISA......................................................................   9
ERISA Plans................................................................  97
Escrow Account.............................................................  41
Euroclear..................................................................  28
Euroclear Operator.........................................................  30
Euroclear Participants.....................................................  30
Exchange Act...............................................................   2
Excluded Plan..............................................................  99
Exemption..................................................................  98
Exemption Rating Agencies..................................................  99
Extraordinary Losses.......................................................  48
Fannie Mae.................................................................  14
Fannie Mae Securities......................................................  14
FDIC.......................................................................  24
FHA........................................................................  16
FHA Contracts..............................................................  22
FHA Loans..................................................................  16
Form 8-K...................................................................  15
Fraud Loss Amount..........................................................  47
Fraud Losses...............................................................  48
Freddie Mac................................................................  14
Freddie Mac Act............................................................  23
Freddie Mac Securities.....................................................  14
Garn-St Germain Act........................................................  74
Ginnie Mae.................................................................  14
Ginnie Mae Securities......................................................  14
GMAC Mortgage..............................................................   1
GPM Loans..................................................................  16
Gross Margin...............................................................  18
High Cost Loans............................................................  73
Housing Act................................................................  22
HUD........................................................................  16

                                                                            PAGE
                                                                            ----
Index......................................................................  18
Indirect Participants......................................................  29
Insurance Proceeds.........................................................  33
IRS........................................................................  83
Issue Premium..............................................................  89
Junior Mortgage Loans......................................................  11
Junior Mortgage Ratio......................................................  17
Letter of Credit...........................................................  49
Letter of Credit Bank......................................................  49
Liquidated Contract........................................................  45
Liquidated Mortgage Loan...................................................  45
Liquidation Proceeds.......................................................  33
Loan-to-Value Ratio........................................................  17
Manufactured Home..........................................................   7
Mark-to-Market Regulations.................................................  91
Master Commitments.........................................................  21
Master Servicer............................................................   1
Maximum Mortgage Rate......................................................  18
Mezzanine Certificates.....................................................   5
Minimum Mortgage Rate......................................................  18
Modified Mortgage Loan.....................................................  16
Mortgage Collateral........................................................   1
Mortgage Collateral Seller.................................................   7
Mortgage Loans.............................................................   1
Mortgage Note..............................................................  31
Mortgage Pool..............................................................   7
Mortgage Pool Insurance Policy.............................................  49
Mortgage Rates.............................................................  16
Mortgaged Property.........................................................   7
Mortgages..................................................................  16
Mortgagors.................................................................  11
Neg-Am ARM Loans...........................................................  18
Net Mortgage Rate..........................................................  63
Nonrecoverable Advance.....................................................  35
OID Regulations............................................................  81
OTS........................................................................ 102
Participants...............................................................  29
Parties in Interest........................................................  97
Pass-Through Rate..........................................................   4
Paying Agent...............................................................  36
Percentage Interest........................................................  36
Periodic Cap...............................................................  18
Permitted Investments......................................................  34
Plan Assets................................................................  97
Plans......................................................................  97
Policy Statement........................................................... 102
Pool Insurer...............................................................  49
Pooling and Servicing Agreement............................................   1
Prepayment Interest Shortfall..............................................  39
Primary Insurance Policy...................................................  55
Primary Insurer............................................................  55

                                                                            PAGE
                                                                            ----
Principal Prepayments......................................................  38
Prohibited Transactions Tax................................................  93
PTCE....................................................................... 100
PTCE 83-1.................................................................. 100
Purchase Obligation........................................................  54
Purchase Price.............................................................  26
Qualified Insurer..........................................................  53
Qualified Substitute Contract..............................................  27
Qualified Substitute Mortgage Loan.........................................  27
Rating Agency..............................................................   9
Realized Loss..............................................................  47
Record Date................................................................  36
Registration Statement.....................................................   2
REMIC......................................................................   1
REMIC Certificates.........................................................  81
REMIC Provisions...........................................................  81
REMIC Regular Certificates.................................................  81
REMIC Regulations..........................................................  81
REMIC Residual Certificates................................................  81
REO Contract...............................................................  45
REO Mortgage Loan..........................................................  45
Repurchased Contract.......................................................  27
Repurchased Mortgage Loan..................................................  27
Reserve Fund...............................................................  52
Residential Funding........................................................   4
Restricted Group...........................................................  99
RICO.......................................................................  80
Senior Certificates........................................................   5
Senior Percentage..........................................................  47
Senior/Subordinate Series..................................................  28
Servicer...................................................................   1
Servicing Advances.........................................................  35
Servicing Fee..............................................................  42
Single Certificate.........................................................  40
SMMEA......................................................................   9
Special Hazard Amount......................................................  47
Special Hazard Insurance Policy............................................  51
Special Hazard Insurer.....................................................  51
Special Hazard Losses......................................................  48
Special Servicer...........................................................  44
Spread.....................................................................  32
Stated Principal Balance...................................................  47
Strip Certificate..........................................................   5
Sub-Servicer...............................................................  41
Sub-Servicing Agreement....................................................  41
Subordinate Certificates...................................................   5
Surety Bond................................................................  53
Tax-Exempt Investor........................................................ 101
Tax-Favored Plans..........................................................  97
Terms and Conditions.......................................................  30
Tiered REMICs..............................................................  82

                                                                            PAGE
                                                                            ----
Title V....................................................................  74
Title VIII.................................................................  75
Trust Agreement............................................................   1
Trust Fund.................................................................   1
Trustee....................................................................  15
UBTI....................................................................... 101
UCC........................................................................  72
Unaffiliated Seller........................................................  24
Underwriter................................................................  98
VA.........................................................................  16
VA Contracts...............................................................  22
VA Loans...................................................................  16

                                                      PART II
                                      INFORMATION NOT REQUIRED IN PROSPECTUS
                                                    Residential
Other Expenses of Issuance and Distribution (ItemA14eofSFormiS-3).
                                                    Corporation

         The expenses expected to be incurred in connection_with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, arerestimated.-Through
                                                   Certificates
Filing Fee for Registration Statement..............              $    606,061
Legal Fees and Expenses............................                   520,000
Accounting Fees and Expenses.......................                   240,000
Trustee's Fees and Expenses
   (including counsel fees)........................                    60,000
Blue Sky Fees and Expenses.........................                    32,000
Printing and Engraving Expenses....................______]            200,000
Rating Agency Fees.................................______]          1,300,000
Miscellaneous......................................______]             50,000
                                                                =============
 Class S      Certificates     [____]% $              0
Total.................................................  $ 3,008,061
                                                        ===========



Indemnification of Directors and Officers (Item 15 of Form S-3).

         The Pooling and Servicing Agreements or the Trust Agreements, as applicable, will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements or the Trust Agreements, as applicable, will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements or the Trust Agreements, as applicable, and related Certificates other than such expenses related to particular Mortgage Loans or Contracts.

         Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

         Subsection  (a)  of  Section  145  of the  General  Corporation  Law of
Delaware       empowers      a      corporation       to      indemnify      any
person_who_was_or_is_a_party_or_is_threatened_to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an actioncbysoruinlthenright of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

         Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

         The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Certain  controlling  persons of the  Registrant  may also be  entitled  to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant. Under sections 7015 and 7018-7023 of the New York Banking Law, General Motors Acceptance Corporation
                                                         2
may or shall, subject to various exceptions and limitations, indemnify its directors or officers and may purchase and maintain insurance as follows:

                  (a) If the director is made or threatened to be made a party to an action by or in the right of General Motors Acceptance Corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation or is or was serving at the request of General Motors Acceptance Corporation as a director or officer of some other enterprise, General Motors Acceptance Corporation may indemnify such person against amounts paid in settlement of such action or an appeal therein, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors Acceptance Corporation, except that no indemnification is available under such statutory provisions in respect of a threatened action or a pending action which is settled or otherwise disposed of, or any claim or issue or matter as to which such person is found liable to General Motors Acceptance Corporation, unless in each such case a court determined that such person is fairly and reasonably entitled to indemnity for such amount as the court deems proper.

                  (b) With respect to any action or proceeding other than one by or in the right of General Motors Acceptance Corporation to procure a judgment in its favor, if a director or officer is made or threatened to be made a party by reason of the fact that such person was a director or officer of General Motors Acceptance Corporation, or served some other enterprise at the request of General Motors Acceptance Corporation, General Motors Acceptance Corporation may indemnify such person against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding or an appeal therein, if such person acted in good faith for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors Acceptance Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such person's conduct was unlawful.

                  (c) A director or officer who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in paragraphs (a) or (b) above, shall be entitled to indemnification as authorized in such paragraphs.

                  (d) General Motors Acceptance Corporation may purchase and maintain insurance to indemnify directors and officers in instances in which they may not otherwise be indemnified by General Motors Acceptance Corporation under the provisions of the New York Banking Law, provided that the contract of insurance provides for a retention amount and for co-insurance, except that no such insurance may provide for any payment, other than cost of defense, to or on behalf of any director or officer if a judgment or other final adjudication adverse to such director or officer establishes that such person's acts of active and deliberate dishonesty were material to the cause of action so adjudicated or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

         The foregoing statement is subject to the detailed provisions of sections 7015 and 7018- 7023 of the New York Banking Law.

         As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the New York Banking Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said Banking Law.

         Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.


Exhibits (Item 16 of Form S-3).

*1.1  Form of Underwriting Agreement (Incorporated by reference to Exhibit
      1 to Registration Statement No. 33-56893).
*3.1 Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registration Statement No. 33-56893).
*3.2 By-Laws (Incorporated by reference to Exhibit 3.2 to Registration Statement No. 33-56893).
*4.1  Form of Pooling and Servicing Agreement (Incorporated by reference to
      Exhibit 4.1 to Registration Statement No. 33-56893).
*4.2 Form of Trust Agreement (Incorporated by reference to Exhibit 4.2 to Registration Statement No. 33-56893).
5.1   Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
5.2   Opinion of Thacher Proffitt & Wood with respect to legality.
8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
8.2 Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included as part of Exhibit 5.2).
23.1  Consent of Orrick, Herrington & Sutcliffe LLP (included as part of
      Exhibit 5.1 and Exhibit 8.1).
23.2  Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.2).
24.1  Power of Attorney.
24.2 Certified Copy of the Resolutions of the Board of Directors of the Registrant.
-----
*  Not filed herewith.

Undertakings (Item 17 of Form S-3).

         The Registrant hereby undertakes:

         (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events
                  arising  after  the  effective   date  of  this   Registration
                  Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the
                                                         5
foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement referred to in Transaction Requirement B.2 or B.5 of Form S-3 will be met by the time of sale of the securities registered hereby, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on June 9, 1997.

                              RESIDENTIAL ASSET SECURITIES
                              CORPORATION


                              By:          /s/ William B. Acheson
                                       President and Chief Executive Officer


                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                             Title              Date


  /s/  William B. Acheson       President and Chief    June 9, 1997
---------------------------
   William B. Acheson       Executive Officer
                                (Principal Executive
                                Officer)


  /s/ Davee L. Olson                    Director, Treasurer       June 9, 1997
---------------------------
   Davee L. Olson           and Chief Financial
                                Officer (Principal
                                Financial Officer and
                                Principal Accounting
                                Officer)


  /s/ Bruce J. Paradis          Director                  June 9, 1997
---------------------------
   Bruce J. Paradis


  /s/ Dennis W. Sheehan              Director                  June 9, 1997
---------------------------
   Dennis W. Sheehan, Jr.

                                   Exhibit 5.1




                                                         June 9, 1997



Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437


Ladies and Gentlemen:

         At your request, we have examined the Registration Statement on Form S-3, to be filed by Residential Asset Securities Corporation, a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on June 9, 1997 (the "Registration Statement"), in connection with the registration under the Securities Act of 1933, as amended (the "Act") of Mortgage and Manufactured Housing Contract Pass-Through Certificates (the "Certificates"). The Certificates are issuable in series (each, a "Series") under either a separate Pooling and Servicing Agreement (each such agreement, a "Pooling and Servicing Agreement") by and among the Registrant, the Master Servicer or Servicer named therein and the Trustee named therein or a Trust Agreement (each such agreement, a "Trust Agreement") by and among the Registrant, the Trustee named therein and the Certificate Administrator named therein. The Certificates of each Series are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

         We have examined such instruments, documents and records as we deemed relevant and necessary as a basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed.

         Based on such examination, we are of the opinion that when the issuance of each Series of Certificates has been duly authorized by appropriate corporate action and the Certificates of such Series have been duly executed, authenticated and delivered in accordance with the Pooling and Servicing
Agreement or the Trust Agreement relating to such Series and sold, the Certificates will be legally issued, fully paid, binding obligations of the trust created by the Pooling and Servicing Agreement or the Trust Agreement, and the holders of the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement or the Trust Agreement, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of creditors generally and general principles of equity, including without limitation, concepts of materiality, reasonableness,

Residential Asset Securities Corporation
June 9, 1997
Page 2

good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.


                                    Very truly yours,

                                    /s/ ORRICK, HERRINGTON & SUTCLIFFE LLP

                                    ORRICK, HERRINGTON & SUTCLIFFE LLP

                                   Exhibit 5.2



                                           June 9, 1997


Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

                           Residential Asset Securities Corporation
                           Mortgage and Manufactured Housing Contract
                           Pass-Through Certificates
                           Registration Statement on Form S-3


Ladies and Gentlemen:

                  We are counsel to Residential Asset Securities Corporation, a Delaware corporation (the "Registrant"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of Mortgage and Manufactured Housing Contract Pass-Through Certificates (the "Certificates"), and the related preparation and filing of a Registration Statement on Form S-3 (the "Registration Statement"). The Certificates are issuable in series under separate pooling and servicing agreements (each such agreement, a "Pooling and Servicing Agreement") or trust agreements (each such agreement, a "Trust Agreement"), among the Registrant, a master servicer, servicer or certificate administrator to be identified in the prospectus supplement for such series of Certificates and a trustee to be identified in the prospectus supplement for such series of Certificates. Each Pooling and Servicing Agreement or Trust Agreement will be substantially in the respective form filed as an Exhibit to the Registration Statement.

                  In connection with rendering this opinion letter, we have examined the forms of the Pooling and Servicing Agreement and Trust Agreement contained as Exhibits in the Registration Statement, the Registration Statement and such other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations or certifications of officers of the Registrant or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies,
(ii) the necessary entity formation and continuing

Residential Asset Securities Corporation
June 9, 1997
Page 2


existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the authorization, execution, delivery and enforceability of such documents, and the necessary entity power with respect thereto, and (iv) that there is not and will not be any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed herein inconsistent with such documents as so modified or supplemented.

                  Our opinions set forth below are subject to the qualification that enforceability of each of the respective obligations of the parties under any agreement is subject to (i) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial or other decisions upon the availability and enforceability of certain provisions, covenants or remedies, including the remedies of specific performance and self-help and provisions imposing penalties and forfeitures, (iii) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any agreement, which purport or are construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any such remedies will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

                  In rendering this opinion letter, we to not express any opinion concerning any law other than the law of the State of New York and the corporate law of the State of Delaware. We do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed below.

                  Based upon and subject to the foregoing, it is our opinion that:

                  1. Upon the authorization, execution and delivery thereof by the parties thereto, each Pooling and Servicing
Agreement or Trust Agreement will be the legal and valid

Residential Asset Securities Corporation
June 9, 1997
Page 3


obligation of the Registrant, enforceable against the Registrant in accordance with its terms.

                  2. Upon the authorization, execution and delivery of a Pooling and Servicing Agreement or Trust Agreement for a series of Certificates by the parties thereto, the execution and authentication of the Certificates of such series in accordance with the provisions of that Pooling and Servicing Agreement or Trust Agreement and the sale and delivery of such Certificates as contemplated in the Registration Statement and the prospectus and prospectus supplement delivered in connection therewith, such Certificates will be legally and validly issued and outstanding, fully paid and non-assessable and entitled to the benefits of that Pooling and Servicing Agreement or Trust Agreement.

                  3. The description of federal income tax consequences appearing under the heading "Certain Federal Income Tax Consequences" in the prospectus contained in the Registration Statement, while not purporting to discuss all possible federal income tax consequences of an investment in the Certificates, is accurate with respect to those tax consequences which are discussed.

                  We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and prospectus supplement included in the Registration Statement under the heading "Legal Matters", and in the prospectus included in the Registration Statement under the heading "Certain Federal Income Tax Consequences", without admitting that we are "experts" within the meaning of the Act and the rules and regulations thereunder with respect to any part of the Registration Statement, including this Exhibit.

                                                   Very truly yours,

                                                   THACHER PROFFITT & WOOD


                                                   By

                                   Exhibit 8.1





                                                         June 9, 1997


Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Ladies and Gentlemen:

         We have advised Residential Asset Securities Corporation (the "Registrant") with respect to certain federal income tax aspects of the issuance by the Registrant of its Mortgage and Manufactured Housing Contract Pass-Through Certificates, issuable in series (the "Certificates"). Such advice conforms to the description of selected federal income tax consequences to holders of the Certificates that appears under the heading "Certain Federal Income Tax Consequences" in the prospectus (the "Prospectus") forming a part of the Registration Statement on Form S-3 as prepared for filing by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") on June 9, 1997 (the "Registration Statement"). Such description does not purport to discuss all possible income tax ramifications of the proposed issuance, but with respect to those tax consequences which are discussed, in our opinion the description is accurate in all material respects.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.


                                    Very truly yours,

                                    /s/ ORRICK, HERRINGTON & SUTCLIFFE LLP

                                    ORRICK, HERRINGTON & SUTCLIFFE LLP

                                  EXHIBIT 24.1

                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                 POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William B. Acheson and Teresa R. Farley as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Asset Securities Corporation), to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3 to be filed by the Registrant on June 9, 1997, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                                         TITLE            DATE


 /s/ Davee L. Olson                Director, Treasurer            June 5, 1997
---------------------------------
Davee L. Olson                     and Chief Financial
                                   Officer (Principal
                                   Financial Officer and
                                   Principal Accounting
                                   Officer)


 /s/ Dennis W. Sheehan             Director                       June 5, 1997
----------------------------------
Dennis W. Sheehan


 /s/ Bruce J. Paradis              Director                       June 5, 1997
----------------------------------
Bruce J. Paradis


 /s/ William B. Acheson            President and Chief Executive  June 5, 1997
William B. Acheson                 Officer (Principal Executive
                                   Officer)

                                                          Exhibit 24.2
                                   RESIDENTIAL ASSET SECURITIES CORPORATION

                                    UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                                   IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                                 June 5, 1997


         The  undersigned,   being  all  the  Directors  of  Residential   Asset
Securities Corporation, a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the
Corporation:
         RESOLVED,         that the President, the Treasurer, the Chief
                           Financial Officer, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of an additional $2,000,000,000 of Mortgage and
                           Manufactured Housing Contract Pass-Through
                           Certificates (the "Certificates") (such
                           registration statement, in the form in which it was executed and to be filed on or about June
                           9, 1997, including any and all exhibits thereto and together with the amount outstanding on the Form S-3 registration statement that was filed with the Securities and Exchange Commission on or about December 16, 1994, is hereby called the "Registration Statement"); and the
                           President, Chief Financial Officer, Treasurer, any Executive Vice President, any Senior Vice
                           President, any Vice President and any other officer specifically authorized by the Board of Directors in writing (the "Authorized
                           Officers") or the Secretary is hereby
                           authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission's rules and regulations thereunder;


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         RESOLVED,         that the Authorized Officers be, and they
                           hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (the "Prospectus" and "Prospectus Supplements," respectively) required as a part thereof, which such Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

         RESOLVED,         that the President, or the Chief Financial
                           Officer be, and each of them, with full
                           authority to act without the others, hereby is, authorized to sign the Registration Statement and any amendments to the Registration
                           Statement on behalf of the Corporation as the principal executive officer, the principal financial officer and the principal accounting officer of the Corporation;

         RESOLVED,         that the Authorized Officers of the Corporation
                           and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and Exchange
                           Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

         RESOLVED,         that the Authorized Officers and the Directors
                           be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, one or more Powers of Attorney, constituting and appointing William B. Acheson and Teresa R. Farley, the attorneys-in-fact and agents of the Corporation, with full power to act without the others, to sign the Registration Statement and any and all amendments thereto, with power appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration
                           Statement and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

         RESOLVED,         that William B. Acheson, President and Chief
                           Executive Officer of the Corporation, is hereby designated to act on behalf of the Corporation

                                                      2

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                           as the agent for  service of  process  in  connection
                           with the  Registration  Statement  and  authorized to
                           receive   notices   and   communications   from   the
                           Securities and Exchange Commission in connection with
                           the   Registration   Statement  and  any   amendments
                           thereto;

         RESOLVED,         that the Authorized Officers, the Secretary or
                           any Assistant Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action that he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Certificates for issuance and sale or to request an exemption from registration of the Certificates, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous
                           Written Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation take any and all further action that they may deem necessary or advisable in

                                                      3

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                           order to maintain such registration in effect
                           for as long as they may deem to be in the best interests of the Corporation;

         RESOLVED,         that it is in the best interests of the
                           Corporation that the Certificates be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Certificates as said Authorized
                           Officers, the Secretary or any Assistant
                           Secretary may deem advisable, that said
                           Authorized Officers, Secretary or any Assistant
                           Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers,
                           Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

         RESOLVED,         that (i) the establishment of the trust fund
                           for any series (a "Series") of Certificates
                           (the "Trust Fund"), (ii) the issuance and sale of the Certificates of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration
                           Statement, the Prospectus and Prospectus
                           Supplement and any Private Placement Memorandum
                           (a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans having approximate aggregate principal amounts equal to the aggregate principal amounts of the Certificates that constitute such Series, in return for such Certificates, are hereby approved by the Corporation;

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         RESOLVED,         that (i) the proposed form and terms of the
                           Pooling and Servicing Agreement, Custodial
                           Agreement or any other related agreement, document or instrument for any Series of Certificates (together, the "Offering Documents") with respect to the Certificates of any Series (as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum relating to such Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

         RESOLVED,         that the  preparation of a Prospectus  Supplement and
                           any  Private  Placement  Memorandum  relating  to the
                           Certificates   of  a  Series  and  the  use  of  such
                           Prospectus  Supplement and Prospectus and any Private
                           Placement Memorandum in connection with the sale of the Certificates offered thereby is hereby approved;

         RESOLVED,         that the proposed form and terms of any
                           Assignment and Assumption Agreement relating to the sale of mortgage loans by Residential
                           Funding Corporation ("RFC") to the Corporation, and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum for any Series
                           (each, an "Assignment and Assumption
                           Agreement"), are hereby approved by the
                           Corporation, and each of the Authorized
                           Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement, generally in a form previously executed by the Corporation between RFC and the Corporation, with such changes as any of the Authorized
                           Officers may deem necessary or advisable;

         RESOLVED,         that, upon such request, the execution of the
                           Certificates for such Series by the Trustee under the Pooling and Servicing Agreement and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the purchase price for the Certificates stated in any Underwriting Agreement and/or Purchase

                                                      5

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                           Agreement  (each  an  "Underwriting   Agreement"  and
                           "Purchase Agreement," respectively) to be paid to the Corporation, deliver, or cause to be delivered, the related Certificates in accordance with the terms of
                           such   Underwriting   Agreement   and  any   Purchase
                           Agreement;

         RESOLVED,         that any class or classes of Certificates of
                           any Series created and issued under any Pooling and Servicing Agreement are hereby authorized to be sold pursuant to any Underwriting
                           Agreement or Purchase Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of Certificates;

         RESOLVED,         that if any class or classes of Certificates of
                           any Series are subject to a letter of credit, corporate guaranty or any other similar credit enhancement provided or supported by either the Corporation or General Motors Acceptance
                           Corporation, or any of their respective
                           affiliates, or, in respect of any such class or classes of Certificates the Corporation or General Motors Acceptance Corporation, or any of their respective affiliates, makes any representation, covenant or assurance regarding the future performance of the mortgage loans, recoveries in the event of foreclosure, prepayment performance or other similar financial guarantees, then the matters contained herein with respect to such Series must also be approved by the execution of a Certificate of Approval in substantially the form of Exhibit A attached hereto;

         RESOLVED,         that  execution  of  any  agreement,   instrument  or
                           document by an Authorized  Officer of the Corporation
                           pursuant  to  these   resolutions   shall  constitute
                           conclusive  evidence of the  approval of, and of that
                           Authorized  Officer's  authority  to  execute,   such
                           agreement, instrument or document;

         RESOLVED,         that the  Authorized  Officers,  the Secretary or any
                           Assistant Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments,

                                                      6

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                           including   powers  of   attorney,   as  any  of  the
                           Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of
                           Approval;

         RESOLVED,         that the Authorized Officers, the Secretary,
                           any Assistant Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

         RESOLVED,         that any actions of the Board of Directors, the
                           Authorized Officers, the Secretary or any Assistant Secretary of the Corporation in furtherance of the purposes of the foregoing resolutions or of a Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a Certificate of Approval, respectively, are hereby approved, confirmed, ratified and adopted (if in furtherance of the purposes of these resolutions), and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval (if in furtherance of the purposes of such Certificate of Approval).

         IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous Written Consent this 5th day of June, 1997.

/s/Dennis W. Sheehan, Jr.                            /s/ Bruce J. Paradis
Dennis W. Sheehan, Jr.                               Bruce J. Paradis



/s/ Davee L. Olson
Davee L. Olson

                                                      7

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                                                            EXHIBIT A

                                            CERTIFICATE OF APPROVAL
                                   RESIDENTIAL ASSET SECURITIES CORPORATION


         Residential Asset Securities Corporation (the "Corporation") is authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors of the Corporation dated ____________ __, 1997 with respect to the Certificates of the Series described below upon the execution of this Certificate of Approval by the undersigned members of the Board of Directors:
                  Series ______, Classes
                  ------------------------------------------
                  ,  to  be  issued  on  ______________________,  pursuant  to a
                  Pooling and Servicing Agreement dated as of _________________ among the Corporation, _________________ and ______________, as Trustee.


Date:______________                 RESIDENTIAL ASSET SECURITIES CORPORATION*



                                    By:________________________________




                                    By:________________________________




                                    By:________________________________



* At least two of the three designated members of the Board of Directors must sign.


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